UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1018


                          Dreyfus Founders Funds, Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Kenneth R. Christoffersen, Esq.
           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 303-394-4404

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
BALANCED FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   37
Other Tax Information                                                     38
Factors Considered in Renewing the Advisory Agreement                     39
Your Board Representatives                                                47

[GRAPHIC]

PAPERLESS DELIVERY OF THIS REPORT

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an e-mail
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     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY 10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES AND JOHN V. JOHNSON]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, LEFT; AND ASSISTANT PORTFOLIO MANAGER JOHN V. JOHNSON, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC BURDENS

Through 2005, investors endured a restrictive Federal Reserve monetary policy and a continued contraction of corporate earnings multiples, despite the strong operating results produced by the market. With what seemed to be an overly volatile market in 2005, the Standard & Poor's 500 Index posted one of the most narrow price ranges between the year's high and low in recent history. Additionally, the economy continued to carry the burden of high materials and energy prices through the period. In the latter part of the year, the market began to positively discount the possibility of the Federal Reserve ending its interest rate increases.

CONSERVATIVE ALLOCATION TO EQUITIES

The Fund's performance for the year was driven by our investment strategy to fundamentally evaluate companies and industries on an individual basis. However, that being said, the Dreyfus Founders Balanced Fund underperformed the 4.91% return of its benchmark, the Standard & Poor's 500 Index, for the 12 months ended December 31, 2005.

     The Fund continued to search for companies exhibiting strong growth potential, using fundamental analysis. Throughout most of the period, the Fund maintained a conservative allocation to equities to mitigate risks to the portfolio overall, with sector weightings biased toward the information technology (IT) and consumer discretionary sectors. As our investment process began to reveal improving fundamentals within the information technology sector, we selected the stocks that we believed were most likely to exhibit

[SIDENOTE]

"THE FUND'S PERFORMANCE FOR THE PERIOD WAS DRIVEN BY OUR INVESTMENT STRATEGY TO FUNDAMENTALLY EVALUATE COMPANIES AND INDUSTRIES ON AN INDIVIDUAL BASIS."

strong earnings growth. Early in the period, the Fund's allocation in the energy sector was decreased due to our adherence to our sell discipline upon reaching our price targets. This hurt the Fund's relative performance for the year, as energy was the strongest performing sector in the Index.

IT SHOWED STRONG PERFORMANCE

The most compelling growth opportunities came from the information technology sector, where strong stock selection and a positive relative weighting boosted the Fund's performance. APPLE COMPUTER, INC.'s stock price rose during the period on strong demand for its iPod MP3 music players as well as a shift in consumer preferences toward the company's Macintosh computers. ASM LITHOGRAPHY HOLDING NV increased its market share with new lithography tools, and International Business Machines Corporation experienced a strong mid-year earnings report and improved value assignment from the market. Semiconductor manufacturer Marvell Technology Group Limited also saw its stock price increase during the period.

CONSUMER STAPLES AND MATERIALS AIDED FUND

The Fund held relative underweight positions in the materials and consumer staples sectors, which, paired with positive stock selection in each respective sector, benefited the Fund's relative performance as these sectors were not strong performers in the Index.

     Individual names within the healthcare sector boosted the Fund's performance as well, including GENENTECH, INC. and MedImmune, Inc. Genentech's stock price rose on the positive receptivity to its new drugs for the treatment of multiple indications of cancer. MedImmune benefited as the market discounted future potential revenues from its new human papilloma virus (HPV) vaccine. Additionally, the company took numerous positive actions during the period to restructure its product portfolio following an earlier misstep on its Flumist(R) product.

     Consumer staples name Gillette Company was another notable strong performing stock for the period, as the company was purchased for a significant premium by PROCTER & GAMBLE COMPANY.

[SIDENOTE]

SECTORS BENEFITING THE FUND
Information Technology
Materials
Consumer Staples

ENERGY AND FINANCIALS WEIGHED ON PERFORMANCE

As was previously mentioned, the Fund's position reduction in the energy sector proved the largest detriment to relative performance for the period.

     A strong rally in the financials sector in the fourth quarter of the period, in which the Fund had a significant underweight position, impeded the Fund's performance, as did weak stock picking. Among the poor-performing financials issues was First Marblehead Corporation. A provider of outsourcing services for private education lending, First Marblehead's stock price declined as investors were concerned about the company's long-term growth rate and management issues. The company again delivered slower-than-expected facilitation volume growth in the second quarter. Management issues involved the resignation of First Marblehead's CEO over alleged improper gifts to an employee of a large customer. The Fund sold its position in the company as we felt the monies may be better deployed in other investments.

     As we did not find any compelling growth opportunities within the utilities sector, the Fund did not participate in this sector. However, utilities produced a double-digit return in the Index, which negatively pressured the Fund's relative performance.

     LARGEST EQUITY HOLDINGS (ticker symbol)

       1. REGAL ENTERTAINMENT GROUP CLASS A (RGC)               4.73%
       2. AMDOCS LIMITED (DOX)                                  4.45%
       3. GENERAL ELECTRIC COMPANY (GE)                         4.27%
       4. HEWLETT-PACKARD COMPANY (HPQ)                         3.85%
       5. COLGATE-PALMOLIVE COMPANY (CL)                        3.72%
       6. SPRINT NEXTEL CORPORATION (S)                         3.70%
       7. WELLS FARGO & COMPANY (WFC)                           3.50%
       8. MGI PHARMA, INC. (MOGN)                               3.34%
       9. JPMORGAN CHASE & COMPANY (JPM)                        3.18%
      10. ASM LITHOGRAPHY HOLDING NV NY SHARES (ASML)           2.55%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND
Energy
Financials
Utilities

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Balanced Fund     S&P 500         Lipper Balanced
                 Class F Shares    Index           Fund Index
  12/31/1995     $10,000.00        $10,000.00      $10,000.00
  12/31/1996     $11,875.56        $12,296.03      $11,301.76
  12/31/1997     $13,885.03        $16,398.39      $13,567.71
  12/31/1998     $15,823.59        $21,084.82      $15,608.01
  12/31/1999     $15,471.88        $25,521.39      $17,012.21
  12/29/2000     $13,856.37        $23,197.82      $17,421.83
  12/31/2001     $12,479.41        $20,440.57      $16,856.49
  12/31/2002     $10,300.57        $15,923.09      $15,053.57
  12/31/2003     $12,254.06        $20,490.57      $18,055.16
  12/31/2004     $13,305.78        $22,720.36      $19,676.72
  12/30/2005     $13,671.91        $23,836.25      $20,699.15


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index is adjusted for the reinvestment of capital gains and income dividends, and reflects the management expenses associated with the funds included in the index. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN  as of 12/31/05

                                   1          5           10          SINCE
CLASS (INCEPTION DATE)           YEAR       YEARS        YEARS      INCEPTION
--------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)       (3.43%)     (1.76%)       --          (3.23%)
Without sales charge             2.51%      (0.60%)       --          (2.27%)

B SHARES (12/31/99)
With redemption*                (2.34%)     (1.70%)       --          (3.16%)
Without redemption               1.66%      (1.30%)       --          (3.00%)

C SHARES (12/31/99)
With redemption**                0.54%      (1.65%)       --          (3.34%)
Without redemption               1.54%      (1.65%)       --          (3.34%)

F SHARES (2/19/63)               2.75%      (0.27%)     3.18%           N/A

R SHARES (12/31/99)              3.01%      (0.60%)       --          (2.26%)

T SHARES (12/31/99)
With sales charge (4.50%)       (2.40%)     (1.32%)       --          (2.94%)
Without sales charge             2.21%      (0.41%)       --          (2.20%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

INDIVIDUAL ISSUES IMPEDED PERFORMANCE

A primary negative impact on an individual stock basis came from the poor performance of consumer discretionary holding ROYAL CARIBBEAN CRUISES LIMITED. Royal Caribbean underperformed during the period as investors were concerned with the effect high oil prices may have on the company's profits. The Fund held Royal Caribbean at the end of the period as we believed robust demand for cruises may help the company to continue strong pricing.

     Healthcare names Abbott Laboratories, Inc. and MGI PHARMA, INC. also saw drops in their stock prices. Abbott declined during the period after it reported disappointing data on two potential new products, which were the basis for future growth. MGI underperformed as concerns continued over the company's chemo-induced anti-nausea drug, Aloxi(R). Additionally, a new product, Dacogen(TM), was expected to be approved in the fall 2005 but has been delayed, which put pressure on the stock.

     Information technology names Xilinx, Inc. and MAXIM INTEGRATED PRODUCTS, INC. also underperformed during the period.

FIXED-INCOME PERFORMANCE

In the first three quarters of 2005, higher oil prices, a strengthening dollar and higher short-term interest rates were held accountable for any perceived slowdown in the fixed-income markets. The housing market provided a considerable offset to these factors, as well as stimulus to the economy. In

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Consumer Discretionary          15.89%
Information Technology          13.34%
Financials                       9.72%
Healthcare                       9.71%
Consumer Staples                 5.64%
Industrials                      4.68%
Telecommunications Services      3.14%
Energy                           2.18%
Materials                        1.82%
Fixed-Income Investments        31.93%
Cash & Equivalents               1.95%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

the fourth quarter, the bond market was affected by a drop in oil prices, indicating less inflationary pressure, and speculation that the Federal Reserve was nearing the end of its tightening cycle. A flattening yield curve pervaded the annual period, as the yield curve's short end, which is usually more responsive to federal funds rate changes, experienced a lowering, causing an overall flattening.

     The Fund benefited from its high-quality bias as higher quality bonds outperformed lower quality securities during the year.

     An underweight position in mortgages and overweight position in corporate bonds hurt the performance of the fixed-income portion of the portfolio; mortgages outperformed corporates by almost 1.00% for the period. Additionally, the Fund's shorter duration dampened performance as long-dated securities gained more than shorter maturities in the bull market-flattening trend.

IN CONCLUSION

At the end of the period, we believe the Fund is well positioned for continued economic improvement and earnings growth throughout 2006. We have searched for companies in all sectors that we believe have the potential for earnings growth, while being mindful of the potential impacts of monetary policy on the market in general.

     For the fixed-income portion of the Fund, we continue to be cautious but believe we are nearing the end of the Federal Reserve's tightening cycle. We will assess credit quality and spreads relative to our corporate bond holdings should we begin to experience economic changes that might affect corporate earnings.

     As we move into 2006, we will continue to apply our investment process and philosophy to picking stocks for the Fund that seek to take advantage of the economic environment and that we believe will exhibit strong fundamental earnings strength through the year. As always, we thank you for your continued investment in the Fund.


/s/ John B. Jares, CFA                 /s/ John V. Johnson, CFA
John B. Jares, CFA                     John V. Johnson, CFA
Portfolio Manager                      Assistant Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING             ENDING           EXPENSES PAID
                                              ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                 (7/1/05)           (12/31/05)       (7/1/05-12/31/05)
------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00       $     1,019.15      $          8.65
CLASS A HYPOTHETICAL                               1,000.00             1,016.53                 8.68
CLASS B ACTUAL                                     1,000.00             1,016.94                12.91
CLASS B HYPOTHETICAL                               1,000.00             1,012.24                12.97
CLASS C ACTUAL                                     1,000.00             1,016.53                13.16
CLASS C HYPOTHETICAL                               1,000.00             1,011.98                13.22
CLASS F ACTUAL                                     1,000.00             1,019.76                 7.38
CLASS F HYPOTHETICAL                               1,000.00             1,017.80                 7.40
CLASS R ACTUAL                                     1,000.00             1,020.37                 6.42
CLASS R HYPOTHETICAL                               1,000.00             1,018.77                 6.43
CLASS T ACTUAL                                     1,000.00             1,018.50                 9.92
CLASS T HYPOTHETICAL                               1,000.00             1,015.25                 9.95

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                                  EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                                1.70%
CLASS B                                                                2.54%
CLASS C                                                                2.59%
CLASS F                                                                1.45%
CLASS R                                                                1.26%
CLASS T                                                                1.95%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--58.7%
AUTOMOTIVE RETAIL--1.3%
         21,800       Advance Auto Parts, Inc.*                                $    947,418
                                                                               ------------
BIOTECHNOLOGY--2.3%
          7,800       Amgen, Inc.*                                                  615,108
          7,100       Cephalon, Inc.*                                               459,654
          6,600       Genentech, Inc.*                                              610,500
                                                                               ------------
                                                                                  1,685,262
                                                                               ------------
BROADCASTING & CABLE TV--0.8%
         21,700       Comcast Corporation Special Class A*                          557,473
                                                                               ------------
COMPUTER & ELECTRONICS RETAIL--1.1%
         17,550       Best Buy Company, Inc.                                        763,074
                                                                               ------------
COMPUTER HARDWARE--3.7%
         10,800       Apple Computer, Inc.*                                         776,412
         65,900       Hewlett-Packard Company                                     1,886,717
                                                                               ------------
                                                                                  2,663,129
                                                                               ------------
CONSUMER ELECTRONICS--1.4%
         10,100       Harman International Industries, Inc.                         988,285
                                                                               ------------
CONSUMER FINANCE--1.1%
         14,900       SLM Corporation                                               820,841
                                                                               ------------
DEPARTMENT STORES--1.6%
          9,400       J.C. Penney Company, Inc.                                     522,640
         12,600       Kohl's Corporation*                                           612,360
                                                                               ------------
                                                                                  1,135,000
                                                                               ------------
DIVERSIFIED BANKS--3.2%
         12,600       Bank of America Corporation                                   581,490
         27,300       Wells Fargo & Company                                       1,715,259
                                                                               ------------
                                                                                  2,296,749
                                                                               ------------
GENERAL MERCHANDISE STORES--1.8%
         33,000       Family Dollar Stores, Inc.                                    818,070
          9,200       Target Corporation                                            505,724
                                                                               ------------
                                                                                  1,323,794
                                                                               ------------
HEALTHCARE EQUIPMENT--0.5%
         10,200       Biomet, Inc.                                                  373,014
                                                                               ------------
HEALTHCARE SUPPLIES--0.7%
          9,800       DENTSPLY International, Inc.                                  526,162
                                                                               ------------
HOME ENTERTAINMENT SOFTWARE--0.3%
          3,600       Electronic Arts, Inc.*                                        188,316
                                                                               ------------
HOME IMPROVEMENT RETAIL--0.8%
         15,100       Home Depot, Inc.                                              611,248
                                                                               ------------

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--4.6%
         11,200       Clorox Company                                           $    637,168
         33,250       Colgate-Palmolive Company                                   1,823,763
         14,235       Procter & Gamble Company                                      823,922
                                                                               ------------
                                                                                  3,284,853
                                                                               ------------
INDUSTRIAL CONGLOMERATES--2.9%
         59,700       General Electric Company                                    2,092,485
                                                                               ------------
INTEGRATED OIL & GAS--2.2%
          9,800       Chevron Corporation                                           556,346
         18,000       ExxonMobil Corporation                                      1,011,060
                                                                               ------------
                                                                                  1,567,406
                                                                               ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
          7,100       Alltel Corporation                                            448,010
         77,700       Sprint Nextel Corporation                                   1,815,072
                                                                               ------------
                                                                                  2,263,082
                                                                               ------------
INTERNET SOFTWARE & SERVICES--0.7%
         12,100       Yahoo!, Inc.*                                                 474,078
                                                                               ------------
INVESTMENT BANKING & BROKERAGE--1.3%
         38,600       Charles Schwab Corporation                                    566,262
          6,700       Morgan Stanley                                                380,158
                                                                               ------------
                                                                                    946,420
                                                                               ------------
LEISURE FACILITIES--0.4%
          6,700       Royal Caribbean Cruises Limited                               301,902
                                                                               ------------
METAL & GLASS CONTAINERS--1.2%
         21,400       Ball Corporation                                              850,008
                                                                               ------------
MOVIES & ENTERTAINMENT--5.8%
         16,500       Pixar, Inc.*                                                  869,880
        121,800       Regal Entertainment Group Class A                           2,316,636
         55,300       Time Warner, Inc.                                             964,432
                                                                               ------------
                                                                                  4,150,948
                                                                               ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
         39,300       JPMorgan Chase & Company                                    1,559,817
                                                                               ------------
PACKAGED FOODS & MEATS--1.1%
         14,000       Hershey Foods Corporation                                     773,500
                                                                               ------------
PHARMACEUTICALS--5.4%
         11,200       Covance, Inc.*                                                543,760
         11,100       Eli Lilly and Company                                         628,149
         95,400       MGI Pharma, Inc.*                                           1,637,064
         15,975       Pfizer, Inc.                                                  372,537
         16,000       Wyeth                                                         737,120
                                                                               ------------
                                                                                  3,918,630
                                                                               ------------
RAILROADS--1.0%
          9,100       Union Pacific Corporation                                     732,641
                                                                               ------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
SEMICONDUCTORS--1.3%
         25,600       Maxim Integrated Products, Inc.                          $    927,744
                                                                               ------------
SPECIALTY CHEMICALS--0.6%
          7,300       Sigma-Aldrich Corporation                                     462,017
                                                                               ------------
SPECIALTY STORES--0.9%
         17,400       Tiffany & Company                                             666,246
                                                                               ------------
SYSTEMS SOFTWARE--1.6%
         43,100       Microsoft Corporation                                       1,127,065
                                                                               ------------
THRIFTS & MORTGAGE FINANCE--1.0%
         17,100       The PMI Group, Inc.                                           702,297
                                                                               ------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
          7,700       W.W. Grainger, Inc.                                           547,470
                                                                               ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$39,938,770)                                                              42,228,374
                                                                               ------------
COMMON STOCKS (FOREIGN)--7.4%
APPLICATION SOFTWARE--3.0%
         79,400       Amdocs Limited (CI)*                                        2,183,500
                                                                               ------------
PHARMACEUTICALS--0.7%
         11,400       Teva Pharmaceutical Industries Limited
                      Sponsored ADR (IS)                                            490,314
                                                                               ------------
PROPERTY & CASUALTY INSURANCE--0.9%
         10,000       XL Capital Limited Class A (BD)                               673,800
                                                                               ------------
SEMICONDUCTOR EQUIPMENT--1.7%
         62,175       ASM Lithography Holding NV NY Shares (NE)*                  1,248,474
                                                                               ------------
SEMICONDUCTORS--1.1%
         46,825       ATI Technologies, Inc. (CA)*                                  795,557
                                                                               ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,824,023)                                                                5,391,645
                                                                               ------------

PRINCIPAL AMOUNT                                                               MARKET VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)--9.2%
AUTOMOBILE MANUFACTURERS--1.4%
$     1,000,000       Toyota Motor Credit Corporation
                      5.65% 1/15/07                                            $  1,003,990
                                                                               ------------
DIVERSIFIED BANKS--2.4%
      1,540,000       Washington Mutual, Inc.
                      8.25% 4/1/10                                                1,714,728
                                                                               ------------
GENERAL MERCHANDISE STORES--1.1%
        750,000       Target Corporation
                      5.875% 3/1/12                                                 787,853
                                                                               ------------

PRINCIPAL AMOUNT                                                               MARKET VALUE
-------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.2%
$     1,500,000       Colgate-Palmolive Company
                      5.98% 4/25/12                                            $  1,590,825
                                                                               ------------
PHARMACEUTICALS--2.1%
      1,500,000       Abbott Laboratories
                      5.625% 7/1/06                                               1,506,975
                                                                               ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$6,436,621)                                                                6,604,371
                                                                               ------------
U.S. GOVERNMENT OBLIGATIONS--22.8%
AGENCY PASS THROUGH--2.3%
      1,604,698       U.S. Small Business Administration Series 10-A
                      6.64% 2/1/11                                                1,678,450
                                                                               ------------
GOVERNMENT SPONSORED ENTERPRISES--11.6%
                      Federal Farm Credit Bank:
      1,040,000       4.26% 9/30/10                                               1,017,775
        700,000       4.70% 12/10/14                                                694,442
                      Federal Home Loan Bank
        800,000       4.50% 11/15/12                                                787,496
                      Federal Home Loan Mortgage Corporation:
      1,000,000       4.125% 7/12/10                                                975,150
        800,000       4.875% 11/15/13                                               803,784
        900,000       5.125% 7/15/12                                                916,452
                      Federal National Mortgage Association:
        700,000       5.00% 4/6/10                                                  699,391
        800,000       5.375% 11/15/11                                               823,488
                      Tennessee Valley Authority:
        800,000       5.375% 11/13/08                                               814,288
        800,000       5.625% 1/18/11                                                829,672
                                                                               ------------
                                                                                  8,361,938
                                                                               ------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--1.6%
      1,090,504       Government National Mortgage Association
                      6.00% 1/15/33 Pool #563709                                  1,117,854
                                                                               ------------
U.S. TREASURY NOTES--7.3%
                      U.S. Treasury Inflation Index Note
        607,280       3.875% 1/15/09                                                637,965
                      U.S. Treasury Note:
        900,000       4.25% 8/15/14                                                 890,154
      1,000,000       4.375% 8/15/12                                                999,880
        800,000       5.00% 2/15/11                                                 823,968
        900,000       5.00% 8/15/11                                                 928,935
        900,000       5.75% 8/15/10                                                 952,137
                                                                               ------------
                                                                                  5,233,039
                                                                               ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$16,546,859)                                                              16,391,281
                                                                               ------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                             AMORTIZED COST
-------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.9%
SPECIAL PURPOSE ENTITY--2.9%
$     2,100,000       CAFCO LLC
                      4.12% 1/3/06~                                            $  2,099,519
                                                                               ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,099,519)                                                      2,099,519
                                                                               ------------
TOTAL INVESTMENTS--101.0%
(TOTAL COST--$69,845,792)                                                        72,715,190
                                                                               ------------
OTHER ASSETS AND LIABILITIES--(1.0%)                                               (699,897)
                                                                               ------------
NET ASSETS--100.0%                                                             $ 72,015,293
                                                                               ============

NOTES TO STATEMENT OF INVESTMENTS

*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,099,519, OR 2.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
   BD - BERMUDA
   CA - CANADA
   CI - CHANNEL ISLANDS
   IS - ISRAEL
   NE - NETHERLANDS

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                               $    69,845,792
                                                                             ---------------
Investment securities, at market                                                  72,715,190
Cash                                                                                 113,742
Receivables:
  Investment securities sold                                                         690,619
  Capital shares sold                                                                 23,840
  Dividends and interest                                                             388,299
  Other assets                                                                        66,344
                                                                             ---------------
Total Assets                                                                      73,998,034
                                                                             ---------------

LIABILITIES
Payables and other accrued liabilities:
  Investment securities purchased                                                    568,478
  Capital shares redeemed                                                          1,198,435
  Advisory fees                                                                       42,597
  Shareholder servicing fees                                                           5,054
  Accounting fees                                                                      3,932
  Distribution fees                                                                   10,468
  Transfer agency fees                                                                15,977
  Custodian fees                                                                         906
  Directors' Deferred Compensation                                                    66,344
  Other                                                                               70,550
                                                                             ---------------
Total Liabilities                                                                  1,982,741
                                                                             ---------------
Net Assets                                                                   $    72,015,293
                                                                             ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                      $   252,943,017
Undistributed net investment income                                                  670,753
Accumulated net realized loss from security and
 foreign currency transactions                                                  (184,467,875)
Net unrealized appreciation on investments
 and foreign currency translation                                                  2,869,398
                                                                             ---------------
Total                                                                        $    72,015,293
                                                                             ===============

   SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                                   $     1,759,754
Shares Outstanding                                                                   205,144
Net Asset Value, Redemption Price Per Share                                  $          8.58
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)              $          9.10

CLASS B
Net Assets                                                                   $     1,052,670
Shares Outstanding                                                                   123,872
Net Asset Value, Offering and Redemption Price Per Share
 (excluding applicable contingent deferred sales charge)                     $          8.50

CLASS C
Net Assets                                                                   $       188,534
Shares Outstanding                                                                    22,539
Net Asset Value, Offering and Redemption Price Per Share
  (excluding applicable contingent deferred sales charge)                    $          8.36

CLASS F
Net Assets                                                                   $    68,925,898
Shares Outstanding                                                                 8,025,785
Net Asset Value, Offering and Redemption Price Per Share                     $          8.59

CLASS R
Net Assets                                                                   $        53,831
Shares Outstanding                                                                     6,291
Net Asset Value, Offering and Redemption Price Per Share                     $          8.56

CLASS T
Net Assets                                                                   $        34,606
Shares Outstanding                                                                     3,927
Net Asset Value, Redemption Price Per Share                                  $          8.81
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)              $          9.23

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                    $       552,588
Interest                                                                           1,567,896
Foreign taxes withheld                                                                  (398)
                                                                             ---------------
Total Investment Income                                                            2,120,086
                                                                             ---------------
EXPENSES
Advisory fees--Note 2                                                                542,501
Shareholder servicing fees--Note 2                                                    66,309
Accounting fees--Note 2                                                               50,077
Distribution fees--Note 2                                                            212,162
Transfer agency fees--Note 2                                                         127,172
Registration fees                                                                     60,860
Postage and mailing expenses                                                          18,606
Custodian fees and expenses--Note 2                                                    6,388
Printing expenses                                                                     52,645
Legal and audit fees                                                                  27,058
Directors' fees and expenses--Note 2                                                  16,360
Other expenses                                                                        33,315
                                                                             ---------------
  Total Expenses                                                                   1,213,453
  Earnings Credits                                                                    (5,516)
  Reimbursed/Waived Expenses                                                          (3,731)
  Expense Offset to Broker Commissions                                               (13,318)
                                                                             ---------------
  Net Expenses                                                                     1,190,888
                                                                             ---------------
Net Investment Income                                                                929,198
                                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
  Security Transactions                                                           10,634,687
  Foreign Currency Transactions                                                       13,237
                                                                             ---------------
Net Realized Gain                                                                 10,647,924
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                  (9,571,705)
                                                                             ---------------
Net Realized and Unrealized Gain                                                   1,076,219
                                                                             ---------------
Net Increase in Net Assets Resulting from Operations                         $     2,005,417
                                                                             ===============

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED       YEAR ENDED
                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                   2005             2004
OPERATIONS
Net Investment Income                                                        $       929,198   $     1,165,048
Net Realized Gain on Security and
 Foreign Currency Transactions                                                    10,647,924         8,838,969
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                  (9,571,705)       (2,078,931)
                                                                             ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                               2,005,417         7,925,086
                                                                             ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                            (16,241)          (16,533)
  Class B                                                                             (1,226)           (4,861)
  Class C                                                                               (165)             (659)
  Class F                                                                           (925,766)       (1,146,498)
  Class R                                                                               (776)             (763)
  Class T                                                                               (240)             (243)
                                                                             ---------------   ---------------
Net Decrease from Dividends and Distributions                                       (944,414)       (1,169,557)
                                                                             ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                                             52,147            (2,547)
  Class B                                                                           (587,816)         (135,764)
  Class C                                                                            (77,456)          (49,827)
  Class F                                                                        (21,792,363)      (36,636,581)
  Class R                                                                             (5,724)          (16,844)
  Class T                                                                               (856)           (3,452)
                                                                             ---------------   ---------------
Net Decrease from Capital Share Transactions                                     (22,412,068)      (36,845,015)
                                                                             ---------------   ---------------
Net Decrease in Net Assets                                                       (21,351,065)      (30,089,486)
                                                                             ---------------   ---------------

NET ASSETS
Beginning of Year                                                            $    93,366,358   $   123,455,844
                                                                             ---------------   ---------------
End of Year                                                                  $    72,015,293   $    93,366,358
                                                                             ===============   ===============

Undistributed (Accumulated) Net Investment
 Income (Loss)                                                               $       670,753   $       (31,472)

  SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.45     $     7.88     $     6.68     $     8.18     $     9.24
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.08           0.08           0.05           0.05           0.06
Net realized and unrealized gains
 (losses) on securities                                        0.13           0.57           1.20          (1.51)         (1.03)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.21           0.65           1.25          (1.46)         (0.97)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.08)         (0.08)         (0.05)         (0.04)         (0.09)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.08)         (0.08)         (0.05)         (0.04)         (0.09)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.58     $     8.45     $     7.88     $     6.68     $     8.18
                                                         ======================================================================

TOTAL RETURN(a)                                                2.51%          8.31%         18.81%        (17.85%)       (10.46%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $    1,760     $    1,682     $    1,572     $    1,243     $    1,227
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)               1.69%          1.49%          1.83%          1.89%          1.87%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.66%          1.48%          1.83%          1.89%          1.87%
Net investment income                                          0.90%          0.96%          0.63%          0.56%          0.51%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                      181%           134%           108%           122%           111%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.37     $     7.80     $     6.63     $     8.11     $     9.18
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.01(a)        0.01           0.01          (0.01)          0.01
Net realized and unrealized gains
 (losses) on securities                                        0.13           0.58           1.17          (1.47)         (1.03)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.14           0.59           1.18          (1.48)         (1.02)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.01)         (0.02)         (0.01)          0.00(b)       (0.05)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.01)         (0.02)         (0.01)          0.00          (0.05)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.50     $     8.37     $     7.80     $     6.63     $     8.11
                                                         ======================================================================

TOTAL RETURN(c)                                                1.66%          7.63%         17.76%        (18.21%)       (11.13%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $    1,053     $    1,625     $    1,647     $    1,181     $    1,484
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)               2.47%          2.21%          2.53%          2.54%          2.50%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        2.45%          2.21%          2.53%          2.54%          2.49%
Net investment income (loss)                                   0.08%          0.23%         (0.08%)        (0.10%)        (0.13%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                      181%           134%           108%           122%           111%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005              2004           2003           2002           2001
                                                      -------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                    $     8.24        $     7.69     $     6.54     $     8.04     $     9.17
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                0.00(a),(b)       0.01(a)       (0.01)         (0.17)         (0.05)
Net realized and unrealized gains
 (losses) on securities                                     0.13              0.56           1.16          (1.33)         (1.03)
                                                      -------------------------------------------------------------------------
Total from investment operations                            0.13              0.57           1.15          (1.50)         (1.08)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 (0.01)            (0.02)          0.00(c)        0.00          (0.05)
From net realized gains                                     0.00              0.00           0.00           0.00           0.00
                                                      -------------------------------------------------------------------------
Total distributions                                        (0.01)            (0.02)          0.00           0.00          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                          $     8.36        $     8.24     $     7.69     $     6.54     $     8.04
                                                      =========================================================================

TOTAL RETURN(d)                                             1.54%             7.42%         17.59%        (18.66%)       (11.80%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                        $      189        $      264     $      295     $      248     $      496
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(e)            2.54%             2.35%          2.69%          3.48%          3.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets                     2.51%             2.34%          2.69%          3.48%          3.96%
Net investment income (loss)                                0.02%             0.08%         (0.17%)        (1.05%)        (1.64%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                                   181%              134%           108%           122%           111%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2005 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.54% (2005), 2.35% (2004), 2.69% (2003), 3.48% (2002), AND
    4.24% (2001).
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.46     $     7.88     $     6.69     $     8.20     $     9.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.09           0.08           0.06           0.07           0.10
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.59           1.20          (1.50)         (1.02)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.23           0.67           1.26          (1.43)         (0.92)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                                    (0.10)         (0.09)         (0.07)         (0.08)         (0.10)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.10)         (0.09)         (0.07)         (0.08)         (0.10)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.59     $     8.46     $     7.88     $     6.69     $     8.20
                                                         ======================================================================

TOTAL RETURN                                                   2.75%          8.58%         18.96%        (17.46%)        (9.94%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $   68,926     $   89,701     $  119,835     $  130,314     $  297,068
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(a)               1.43%          1.34%          1.54%          1.43%          1.23%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.40%          1.33%          1.54%          1.42%          1.22%
Net investment income                                          1.14%          1.08%          0.93%          0.99%          1.20%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                                      181%           134%           108%           122%           111%

(a) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(b) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.43     $     7.86     $     6.68     $     8.18     $     9.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.11           0.09           0.16          (0.16)          0.09
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.58           1.05          (1.34)         (1.02)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.25           0.67           1.21          (1.50)         (0.93)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.12)         (0.10)         (0.03)          0.00          (0.11)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.12)         (0.10)         (0.03)          0.00          (0.11)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.56     $     8.43     $     7.86     $     6.68     $     8.18
                                                         ======================================================================

TOTAL RETURN                                                   3.01%          8.63%         18.12%        (18.34%)       (10.09%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $       54     $       59     $       72     $       11     $       14
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(a)               1.19%          1.21%          2.37%          4.24%          3.07%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.17%          1.21%          2.37%          4.24%          3.07%
Net investment income (loss)                                   1.38%          1.21%          0.01%         (1.77%)        (0.75%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                                      181%           134%           108%           122%           111%

(a) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.36% (2005), 1.35% (2004), 2.62% (2003), 19.52% (2002), AND
    272.77% (2001).
(b) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.68     $     8.09     $     6.88     $     8.17     $     9.21
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.05           0.03           0.21          (0.37)          0.08
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.62           1.00          (0.92)         (1.04)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.19           0.65           1.21          (1.29)         (0.96)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                                    (0.06)         (0.06)          0.00(a)        0.00          (0.08)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.06)         (0.06)          0.00           0.00          (0.08)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.81     $     8.68     $     8.09     $     6.88     $     8.17
                                                         ======================================================================

TOTAL RETURN(b)                                                2.21%          8.01%         17.65%        (15.79%)       (10.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $       35     $       35     $       36     $       13     $      232
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)               1.89%          1.77%          2.73%          2.60%          3.36%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.87%          1.77%          2.73%          2.59%          3.36%
Net investment income (loss)                                   0.69%          0.66%         (0.29%)        (0.31%)        (1.12%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                      181%           134%           108%           122%           111%

(a) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.15% (2005), 2.02% (2004), 3.18% (2003), 14.63% (2002), AND
    18.37% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) quarterly and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $58,080 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $16,747 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $13.09 to $13.88, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                          TRANSFER
                                                         AGENCY FEES
         ------------------------------------------------------------
         Class A                                         $      5,823
         Class B                                         $      5,226
         Class C                                         $      1,065
         Class R                                         $        145
         Class T                                         $        191

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2005, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $57 and $103, respectively.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,073 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $97,975 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $200,291 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                              DISTRIBUTION       SHAREHOLDER
                                                  FEES          SERVICING FEES
         ---------------------------------------------------------------------
         Class A                                       N/A      $        4,215
         Class B                              $     10,037      $        3,346
         Class C                              $      1,749      $          583
         Class T                              $         85      $           85

During the year ended December 31, 2005, DSC retained $1,081 in sales commissions from the sales of Class A shares. DSC also retained $7,895 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                             AMOUNT OF WAIVER
         -----------------------------------------------------------
         9/1/04 to 8/31/05                          $        200,000
         9/1/05 to 8/31/06                          $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $3,555, which reduced the amount paid to Mellon Bank to $2,833.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, deferred compensation, paydowns and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET         UNDISTRIBUTED NET           PAID-IN
         INVESTMENT INCOME     REALIZED GAINS AND LOSSES       CAPITAL
         ---------------------------------------------------------------
         $         717,441         $     (717,441)             $     0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                                   2005           2004
                                               ---------------------------
         DISTRIBUTIONS PAID FROM:
           Ordinary Income                     $    944,414   $  1,169,557
           Long-Term Capital Gain              $          0   $          0
                                               ---------------------------
                                               $    944,414   $  1,169,557
                                               ===========================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of

December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $9,232,479. Accumulated capital losses as of December 31, 2005 were:

           EXPIRATION                                     AMOUNT
           ---------------------------------------------------------
              2008                                   $    63,264,790
              2009                                   $    49,289,530
              2010                                   $    70,087,112
              2011                                   $     1,472,188
                                                     $   184,113,620
                                                     ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

           Undistributed Ordinary Income                          $    704,506
           Other Book/Tax Differences                             $    (33,754)
           Federal Tax Cost                                       $ 70,200,046
           Gross Tax Appreciation of Investments                  $  3,818,260
           Gross Tax Depreciation of Investments                  $ (1,303,116)
           Net Tax Appreciation                                   $  2,515,144

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2005               DECEMBER 31, 2004
                                           SHARES         AMOUNT           SHARES        AMOUNT
CLASS A
Sold                                         57,061   $     480,146          52,105   $     413,025
Dividends or Distributions Reinvested         1,781   $      15,071           1,969   $      15,805
Redeemed                                    (52,764)  $    (443,070)        (54,549)  $    (431,377)
                                       ------------------------------------------------------------
Net Increase (Decrease)                       6,078   $      52,147            (475)  $      (2,547)
                                       ============================================================
CLASS B
Sold                                         19,802   $     163,928          53,204   $     414,706
Dividends or Distributions Reinvested           109   $         919             466   $       3,759
Redeemed                                    (90,247)  $    (752,663)        (70,543)  $    (554,229)
                                       ------------------------------------------------------------
Net Decrease                                (70,336)  $    (587,816)        (16,873)  $    (135,764)
                                       ============================================================
CLASS C
Sold                                            536   $       4,356          16,072   $     124,317
Dividends or Distributions Reinvested            12   $          99              59   $         475
Redeemed                                    (10,020)  $     (81,911)        (22,428)  $    (174,619)
                                       ------------------------------------------------------------
Net Decrease                                 (9,472)  $     (77,456)         (6,297)  $     (49,827)
                                       ============================================================
CLASS F
Sold                                        724,211   $   6,098,334       1,100,066   $   8,730,703
Dividends or Distributions Reinvested       106,167   $     897,919         138,996   $   1,116,482
Redeemed                                 (3,407,950)  $ (28,788,616)     (5,836,747)  $ (46,483,766)
                                       ------------------------------------------------------------
Net Decrease                             (2,577,572)  $ (21,792,363)     (4,597,685)  $ (36,636,581)
                                       ============================================================
CLASS R
Sold                                            288   $       2,500               0   $           0
Dividends or Distributions Reinvested            92   $         776              94   $         751
Redeemed                                     (1,074)  $      (9,000)         (2,224)  $     (17,595)
                                       ------------------------------------------------------------
Net Decrease                                   (694)  $      (5,724)         (2,130)  $     (16,844)
                                       ============================================================
CLASS T
Sold                                             11   $         100           4,985   $      39,775
Dividends or Distributions Reinvested            15   $         130              27   $         223
Redeemed                                       (127)  $      (1,086)         (5,430)  $     (43,450)
                                       ------------------------------------------------------------
Net Decrease                                   (101)  $        (856)           (418)  $      (3,452)
                                       ============================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $124,838,140 and $152,276,648, respectively. Purchases and sales of long-term U.S. government obligations were $10,762,757 and $10,071,278, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 32.05% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 55% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Balanced Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking sixth out of 15 Lipper-selected "peer funds," and in the third quintile of its Lipper balanced fund performance universe, ranking 229th of 569 funds. These relative performance results were similar to the Fund's relative performance results in 2003, both of which represented an improvement in the Fund's relative performance from the previous few years. The directors deemed these relative performance results to be acceptable, but stressed the importance to Founders of the need to continue to seek to improve the Fund's performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Balanced Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than ten of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 69th lowest of 139 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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                                       49

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                                       50

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                                       51

DREYFUS FOUNDERS BALANCED FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C) 2006 Founders Asset Management LLC. 2/06

                                                                    A-646-BAL-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
DISCOVERY FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                            3
Fund Expenses                                                                 12
Statement of Investments                                                      14
Statement of Assets and Liabilities                                           18
Statement of Operations                                                       20
Statements of Changes in Net Assets                                           21
Financial Highlights                                                          22
Notes to Financial Statements                                                 28
Report of Independent Registered Public Accounting Firm                       36
Factors Considered in Renewing the Advisory Agreement                         37
Your Board Representatives                                                    45

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                         DISTRIBUTOR
Founders Asset Management LLC              Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)             200 Park Avenue
210 University Boulevard, Suite 800        New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

              NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF BRADLEY C. ORR]

[PHOTO OF JAMES (J.D.) PADGETT]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS BRADLEY C. ORR, CFA, LEFT; AND JAMES (J.D.) PADGETT, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ENDING THE YEAR POSITIVE

Following the strong advances registered by the domestic equity markets during the fourth quarter of 2004, 2005 started on a far less positive note. Equity markets declined broadly in the first quarter due to a persistent rise in oil prices and the continuing efforts of the Federal Reserve to remain vigilant in fighting potential inflationary pressures. The markets partially recovered during the second quarter, as economic growth remained relatively strong, evidenced by a robust gross domestic product (GDP). The third quarter closely mirrored the second. Crude oil prices continued their ascent to historic levels, driven equally by supply concerns and strong demand. In addition, the market continued to dismiss the tightening campaign of the Federal Reserve, and GDP remained solid. A modest rally hit in the fourth quarter of the period; investors perhaps began to anticipate an end to the interest rate tightening campaign by the Federal Reserve in early 2006, and economic indicators, in general, remained positive.

    After declining roughly 7% from the end of the first quarter to a low point at the end of April, the small-cap equity market proved resilient through the remainder of the period. The Russell 2000 Growth Index moved up nearly 20% from the period's low through year-end, despite continued uncertainty over the economy due to high and rising commodity pressures, faltering consumer confidence, and the Federal Reserve's interest rate hikes.

[SIDENOTE]

"OUR INVESTMENT APPROACH IN MANAGING THE FUND REMAINED CONSISTENT DURING THE PERIOD, WITH NO MAJOR CHANGES IN PORTFOLIO COMPOSITION OCCURRING."

    For the 12-month period ended December 31, 2005, Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index, which posted a 4.15% return for the same period.

STOCK SELECTION HAD A NEGATIVE IMPACT

Our investment approach in managing the Fund remained consistent during the period, with no major changes to portfolio composition. We continued to search company by company, analyzing fundamentals and speaking with management teams and industry experts in an attempt to pinpoint the best growth opportunities for the Fund. That being said, our efforts in selecting Fund holdings did not pay off as we would have liked. Weak stock picking was the main culprit in the Fund's relative underperformance for the 12-month period.

ENERGY BOOSTED PERFORMANCE

For the period, the best performing sector in the Fund as well as the benchmark was the energy sector. Rising commodity prices and the resulting impact on the business of energy companies were the drivers for the dramatic outperformance in this sector. Strong stock selection helped the Fund's return with energy names GRANT PRIDECO, INC., Patterson-UTI Energy, Inc., National Oilwell Varco, Inc., and Spinnaker Exploration Company among the top performers for the Fund in this sector and overall. Rising oil prices throughout the year led to increased demand for drilling rigs and related products and services, the industry in which Grant Prideco competes. The company turned revenue growth of roughly 37% into earnings growth of over 200%, exhibiting the pricing leverage that accompanied strong demand in this industry. Patterson-UTI Energy saw increasing demand for its land-drilling rigs and related services. Again, rising oil prices led to increased demand, therefore helping pricing and creating significant earnings leverage. National Oilwell Varco was another beneficiary of a very strong energy market. In addition, the company made a very accretive acquisition during the period, following which the market capitalization exceeded $8 billion, taking it out of the small-cap category and causing the Fund to gradually exit the

[SIDENOTE]

SECTORS BENEFITING THE FUND

Energy
Industrials
Consumer Staples
position. In addition to exhibiting strong fundamentals throughout the year, oil and gas exploration and production company Spinnaker was acquired by Norsk Hydro ASA in the fourth quarter of the period. Overall, at the end of the period the outlook for the oil services environment continued to be very robust as supply concerns, both short- and long-term, continued and very strong global demand had yet to be tempered by the high commodity price.

INDUSTRIALS AND CONSUMER STAPLES LIFTED FUND PERFORMANCE

Relative performance was also aided by a positive selection of industrials stocks, and to a lesser extent, consumer staples stocks. Industrials holding HUGHES SUPPLY, INC., a wholesale industrial and construction supply distributor, exhibited strong outperformance due to both solid business fundamentals and an announcement that the company's board of directors was reviewing strategic alternatives, as it did not feel that the company's valuation in the market was representative. It has been long speculated that Home Depot, Inc. was interested in acquiring the company, and that this was the driver for the board taking action. Home Depot announced its intent to acquire Hughes Supply in early January of 2006.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1. WMS INDUSTRIES, INC. (WMS)                           3.20%
 2. AFFILIATED MANAGERS GROUP, INC. (AMG)                2.72%
 3. QUICKSILVER RESOURCES, INC. (KWK)                    2.44%
 4. EPICOR SOFTWARE CORPORATION (EPIC)                   2.43%
 5. GUITAR CENTER, INC. (GTRC)                           2.37%
 6. AEROFLEX, INC. (ARXX)                                2.36%
 7. DIGITAS, INC. (DTAS)                                 2.36%
 8. MGI PHARMA, INC. (MOGN)                              2.13%
 9. KRONOS, INC. (KRON)                                  2.13%
10. HUGHES SUPPLY, INC. (HUG)                            2.11%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Discovery Fund    Russell 2000
                 Class F Shares    Growth Index
  12/31/1995     $10,000.00        $10,000.00
  12/31/1996     $12,120.49        $11,126.27
  12/31/1997     $13,568.26        $12,566.59
  12/31/1998     $15,493.82        $12,721.04
  12/31/1999     $30,149.41        $18,202.92
  12/29/2000     $27,659.92        $14,120.08
  12/31/2001     $22,734.57        $12,817.06
  12/31/2002     $15,214.98         $8,938.37
  12/31/2003     $20,760.77        $13,277.36
  12/31/2004     $22,990.28        $15,176.90
  12/30/2005     $22,838.45        $15,807.20


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 2000 Growth Index measures the performance of stocks of companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The total return figures cited for the Russell 2000 Growth Index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                          1           5          10      SINCE
CLASS (INCEPTION DATE)                  YEAR        YEARS      YEARS   INCEPTION
--------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              (6.38%)     (4.88%)        --    (5.44%)
Without sales charge                   (0.66%)     (3.75%)        --    (4.50%)

B SHARES (12/31/99)
With redemption*                       (5.57%)     (5.02%)        --    (5.51%)
Without redemption                     (1.63%)     (4.64%)        --    (5.36%)

C SHARES (12/31/99)
With redemption**                      (2.54%)     (4.62%)        --    (5.34%)
Without redemption                     (1.56%)     (4.62%)        --    (5.34%)

F SHARES (12/29/89)                    (0.66%)     (3.76%)      8.61%   12.40%

R SHARES (12/31/99)                    (0.38%)     (3.48%)        --    (4.24%)

T SHARES (12/31/99)
With sales charge (4.50%)              (5.42%)     (5.06%)        --    (5.63%)
Without sales charge                   (0.96%)     (4.19%)        --    (4.91%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SELECT HEALTHCARE NAMES PERFORMED STRONGLY

Although the Fund's position in the healthcare sector produced a minimal effect overall on the Fund's relative return, select issues in this sector were among the top-performing holdings for the period. Biotechnology company ALKERMES, INC. benefited during the period from increasing sales of Risperdal Consta(R), a drug manufactured and sold by Johnson & Johnson, which licenses technology from Alkermes. More importantly, the company gained a conditional approval from the Food and Drug Administration on an important new drug, VIVITROL(TM), which addresses the $40 billion alcohol-dependency market. Endo Pharmaceuticals Holdings, Inc., a branded and generic drug manufacturer specializing in the pain-treatment market, was on the favorable side of a court ruling allowing the company to begin selling into a previously patent-protected market for Oxycontin, which is a roughly $2 billion market. The ruling increased the company's estimated earnings for 2005 over 50%, and the stock rose 30%.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Information Technology             23.22%
Healthcare                         21.99%
Consumer Discretionary             16.30%
Industrials                        15.15%
Energy                              7.86%
Financials                          7.36%
Consumer Staples                    1.72%
Materials                           1.41%
Telecommunications Services         1.08%
Cash & Equivalents                  3.91%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

IT AND CONSUMER DISCRETIONARY HURT RETURN

Although the Fund's underweight position in the poor-performing information technology (IT) sector did prove beneficial, poor stock selection more than offset this contribution. High valuations and stock-specific issues drove the underperformance in this sector. Manufacturer of video, voice and data teleconferencing solutions, Polycom, Inc., missed fourth quarter 2004 and first quarter 2005 expectations, reducing forward expectations both times. The concern over increased competition continued to weigh on this stock. Although the stock's valuation was attractive, we believed that the company's numbers continued to be at risk, as competitive issues continued; therefore, the Fund exited its position in Polycom during the period.

    Weak stock picking and a substantial overweight relative position in the consumer discretionary sector also weighed heavily on the Fund's performance for the period as declining consumer sentiment in the third quarter led to earnings disappointments from companies in various industries within the sector. Tempur-Pedic International, Inc., a visco-elastic foam-bedding manufacturer, missed revenue and earnings expectations in the second and third quarters and reduced guidance. Despite a low valuation, the Fund exited its position in the stock during the period, as we believed that the earnings expectations the company was supporting were too high. PETCO Animal Supplies, Inc., after a period of 60 consecutive quarters of same-store sales growth exceeding 4%, encountered problems with its merchandising efforts as well as intensifying competition. In addition, a more difficult consumer-spending environment in the second half of the period proved problematic for sales. As sales and earnings growth results and forward estimates came in lower than expected, the valuation of the stock came down and the stock sold off accordingly. The Fund no longer owned PETCO at the end of the period, as we believed problems remained. Despite WMS INDUSTRIES, INC.'s strong earnings performance, the slot-machine manufacturer's stock sold off during the period due to a revenue shift from the second quarter into the third quarter,

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Information Technology
Consumer Discretionary
Financials
as customers consolidated and orders were delayed. In addition, the company's third quarter results were somewhat lower than investors expected. Compounding the weakness in the stock has been a general lack of interest in the gaming industry among investors, as most competitors are not seeing the robust business that WMS has seen. The stock remained one of the Fund's largest positions at the end of the year, however, and we remained positive on the company's outlook.

FINANCIALS WEIGHED ON PERFORMANCE

Fund holdings in the financials sector also suffered from sub-par performance. Among the weakest financials holdings was First Marblehead Corporation, provider of loans to the private education market. The stock's weakness was driven by continued negative sentiment surrounding its competitive environment, but more importantly, the announcement of the sudden resignation of the CEO following alleged improper dealings with a customer. In addition, an important customer announced that it would, in addition to continuing its strategic relationship with First Marblehead, compete directly with the company in underwriting loans, calling First Marblehead's value proposition into question. Although we believed this would prove to be far less impactful than the market had priced into the stock, the Fund sold its position in the company, as we believed it could take years for the education loans to "season" and provide evidence either way.

OTHER UNDERPERFORMING STOCKS

There were other notable individual issues that weighed on the Fund's overall relative performance across a variety of sectors, including those in which the Fund outperformed its benchmark. For example, industrials holding Trex Company, Inc. experienced softer demand in the first half of the year, but more harmful to expectations and stock performance were the company's inventory issues within its distribution network. Our concern was that there may be more inventory de-stocking to come, and that demand trends may continue to fade. Therefore, the Fund sold its position in this stock during the period.

    Healthcare holding MGI PHARMA, INC., an oncology-focused drug developer, saw sales of its main product, Aloxi(R), which addresses the chemo-induced nausea and vomiting (CINV) market, fall slightly below investor expectations in both the third and fourth quarters, although the outlook continued to be strong. In addition, the approval of a new key drug, Dacogen(TM), was delayed. The Fund continued to hold a large position in MGI Pharma at the end of the period, as we believed that Aloxi sales would continue to be strong, and that Dacogen would gain approval. In addition, MGI Pharma's new drug pipeline remained robust, and the valuation of the stock was attractive.

IN CONCLUSION

We remain cautious on the outlook for the equity markets and the economy in general; the mixed economic data warrants continual monitoring.

    Our strategy for the Fund as we enter 2006 remains consistent. We will continue to utilize our bottom-up process to seek to identify high-quality companies we believe are capable of posting strong future earnings growth and that are valued attractively.


/s/ Bradley C. Orr                  /s/ James (J.D.) Padgett

Bradley C. Orr, CFA                 James (J.D.) Padgett, CFA
Co-Portfolio Manager                Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                              BEGINNING        ENDING         EXPENSES PAID
                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                              (7/1/05)       (12/31/05)     (7/1/05-12/31/05)
-----------------------------------------------------------------------------
CLASS A ACTUAL              $  1,000.00      $  1,011.34       $      7.35
CLASS A HYPOTHETICAL           1,000.00         1,017.80              7.40

CLASS B ACTUAL                 1,000.00         1,008.72             12.20
CLASS B HYPOTHETICAL           1,000.00         1,012.90             12.30

CLASS C ACTUAL                 1,000.00         1,008.87             11.80
CLASS C HYPOTHETICAL           1,000.00         1,013.31             11.89

CLASS F ACTUAL                 1,000.00         1,011.19              7.45
CLASS F HYPOTHETICAL           1,000.00         1,017.70              7.50

CLASS R ACTUAL                 1,000.00         1,012.04              5.98
CLASS R HYPOTHETICAL           1,000.00         1,019.18              6.02

CLASS T ACTUAL                 1,000.00         1,010.49              8.87
CLASS T HYPOTHETICAL           1,000.00         1,016.27              8.93

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                       EXPENSE RATIO
--------------------------------------------------------------------
CLASS A                                                    1.45%
CLASS B                                                    2.41%
CLASS C                                                    2.33%
CLASS F                                                    1.47%
CLASS R                                                    1.18%
CLASS T                                                    1.75%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--92.8%
AIR FREIGHT & LOGISTICS--1.3%
     159,872   Hub Group, Inc. Class A*                   $  5,651,473
                                                          ------------
AIRLINES--0.7%
     203,362   JetBlue Airways Corporation*                  3,127,708
                                                          ------------
APPAREL RETAIL--1.7%
     286,325   Pacific Sunwear of California, Inc.*          7,135,219
                                                          ------------
APPLICATION SOFTWARE--5.9%
     730,136   Epicor Software Corporation*                 10,316,822
     215,800   Kronos, Inc.*                                 9,033,388
     281,236   Witness Systems, Inc.*                        5,531,912
                                                          ------------
                                                            24,882,122
                                                          ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.7%
     143,775   Affiliated Managers Group, Inc.*             11,537,943
                                                          ------------
BIOTECHNOLOGY--1.0%
     222,396   Alkermes, Inc.*                               4,252,212
                                                          ------------
BUILDING PRODUCTS--1.8%
     191,950   NCI Building Systems Systems, Inc.*           8,154,036
                                                          ------------
CASINOS & GAMING--3.2%
     540,850   WMS Industries, Inc.*                        13,569,927
                                                          ------------
COMMUNICATIONS EQUIPMENT--1.4%
     414,506   Redback Networks, Inc.*                       5,827,954
                                                          ------------
CONSTRUCTION & ENGINEERING--3.6%
     240,150   Foster Wheeler Limited*                       8,832,717
     274,876   Perini Corporation*                           6,638,255
                                                          ------------
                                                            15,470,972
                                                          ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
      55,900   Bucyrus International, Inc. Class A           2,945,930
                                                          ------------
DIVERSIFIED METALS & MINING--0.5%
     111,950   Alpha Natural Resources, Inc.*                2,150,559
                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.4%
     929,640   Aeroflex, Inc.*                               9,993,630
                                                          ------------
ELECTRONIC MANUFACTURING SERVICES--0.9%
     173,250   Plexus Corporation*                           3,939,705
                                                          ------------
FOOD DISTRIBUTORS--1.7%
     181,500   Central European Distribution
               Corporation*                                  7,285,410
                                                          ------------
GOLD--0.9%
     139,475   Glamis Gold Limited*                          3,832,773
                                                          ------------
HEALTHCARE DISTRIBUTORS--0.2%
      42,329   PSS World Medical, Inc.                         628,162
                                                          ------------

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
HEALTHCARE EQUIPMENT--9.0%
     202,200   ArthroCare Corporation*                    $  8,520,708
     543,197   ev3, Inc.*                                    8,006,724
     612,764   I-Flow Corporation*                           8,958,610
     195,520   Integra LifeSciences Holdings*                6,933,139
     138,524   Kyphon, Inc.*                                 5,655,935
                                                          ------------
                                                            38,075,116
                                                          ------------
HEALTHCARE FACILITIES--2.7%
     107,925   LCA - Vision Inc.                             5,127,517
     200,496   United Surgical Partners
               International, Inc.*                          6,445,946
                                                          ------------
                                                            11,573,463
                                                          ------------
HEALTHCARE SERVICES--1.0%
     300,650   Option Care, Inc.                             4,016,684
                                                          ------------
HEALTHCARE SUPPLIES--1.8%
     154,275   Gen-Probe, Inc.*                              7,527,077
                                                          ------------
HOMEBUILDING--0.8%
     145,825   Levitt Corporation Class A                    3,316,061
                                                          ------------
HOMEFURNISHING RETAIL--1.8%
     360,124   Aaron Rents, Inc.                             7,591,414
                                                          ------------
HOTELS, RESORTS & CRUISE LINES--1.9%
     188,815   Gaylord Entertainment Company*                8,230,446
                                                          ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--1.3%
     218,275   Resources Connection, Inc.*                   5,688,247
                                                          ------------
INTERNET SOFTWARE & SERVICES--6.8%
     287,068   Digital River, Inc.*                          8,537,402
     797,627   Digitas, Inc.*                                9,986,290
     429,300   EarthLink Network, Inc.*                      4,769,523
     310,429   Openwave Systems, Inc.*                       5,423,195
                                                          ------------
                                                            28,716,410
                                                          ------------
LEISURE FACILITIES--1.3%
     146,200   Life Time Fitness, Inc.*                      5,568,758
                                                          ------------
LIFE & HEALTH INSURANCE--1.4%
     461,093   American Equity Investment Life
               Holding Company                               6,017,264
                                                          ------------
MANAGED HEALTHCARE--3.1%
     466,205   Aveta, Inc. 144A*+#                           6,293,768
     266,900   Centene Corporation*                          7,016,801
                                                          ------------
                                                            13,310,569
                                                          ------------
MULTI-LINE INSURANCE--1.5%
     209,612   HCC Insurance Holdings, Inc.                  6,221,284
                                                          ------------
OIL & GAS EQUIPMENT & SERVICES--3.4%
     192,800   Grant Prideco, Inc.*                          8,506,336
     275,325   Superior Energy Services, Inc.*               5,795,591
                                                          ------------
                                                            14,301,927
                                                          ------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION--4.5%
     507,975   KFx, Inc.*                                 $  8,691,452
     246,050   Quicksilver Resources, Inc.*                 10,336,561
                                                          ------------
                                                            19,028,013
                                                          ------------
PHARMACEUTICALS--3.3%
     527,525   MGI Pharma, Inc.*                             9,052,329
     272,506   Salix Pharmaceuticals Limited*                4,790,655
                                                          ------------
                                                            13,842,984
                                                          ------------
RESTAURANTS--1.8%
     149,519   Red Robin Gourmet Burgers, Inc.*              7,619,488
                                                          ------------
SEMICONDUCTOR EQUIPMENT--1.8%
     799,905   Entegris, Inc.*                               7,535,105
                                                          ------------
SEMICONDUCTORS--4.2%
     186,175   Microsemi Corporation*                        5,149,601
     951,300   RF Micro Devices, Inc.*                       5,146,533
     407,700   Trident Microsystems, Inc.*                   7,338,600
                                                          ------------
                                                            17,634,734
                                                          ------------
SPECIALTY STORES--2.4%
     200,600   Guitar Center, Inc.*                         10,032,006
                                                          ------------
THRIFTS & MORTGAGE FINANCE--1.8%
     510,075   NewAlliance Bancshares, Inc.                  7,416,491
                                                          ------------
TRADING COMPANIES & DISTRIBUTORS--2.1%
     250,079   Hughes Supply, Inc.                           8,965,332
                                                          ------------
TRUCKING--1.4%
     222,487   Old Dominion Freight Line, Inc.*              6,002,699
                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
     526,575   InPhonic, Inc.*                               4,575,937
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$371,906,299)                                       393,193,244
                                                          ------------

COMMON STOCKS (FOREIGN)--3.3%
HOTELS, RESORTS & CRUISE LINES--1.4%
     88,000    Kerzner International Limited (BA)*           6,050,000
                                                          ------------
MARINE--1.9%
     315,600   Diana Shipping, Inc. (GR)                     4,058,616
     342,468   Dryships, Inc. (GR)                           4,184,925
                                                          ------------
                                                             8,243,541
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$17,501,479)                                         14,293,541
                                                          ------------

PRINCIPAL AMOUNT                                        AMORTIZED COST
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.0%
SPECIAL PURPOSE ENTITY--1.0%
$ 4,200,000    CAFCO LLC
               4.12% 1/3/06~                            $    4,199,039
                                                        --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$4,199,039)                                 4,199,039
                                                        --------------

TOTAL INVESTMENTS--97.1%
(TOTAL COST--$393,606,817)                                 411,685,824
                                                        --------------
OTHER ASSETS AND LIABILITIES--2.9%                          12,350,006
                                                        --------------
NET ASSETS--100.0%                                      $  424,035,830
                                                        ==============

NOTES TO STATEMENT OF INVESTMENTS
*   NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,293,768, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $4,199,039, OR 1.0%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
#   FAIR VALUED SECURITY.
    BA - BAHAMA ISLANDS
    GR - GREECE

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                      $  393,606,817
                                                                    --------------
Investment securities, at market                                       411,685,824
Cash                                                                       479,931
Receivables:
   Investment securities sold                                           14,200,533
   Capital shares sold                                                     426,051
   Dividends and interest                                                   15,721
   Other assets                                                             68,203
                                                                    --------------
Total Assets                                                           426,876,263
                                                                    --------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                         818,146
   Capital shares redeemed                                               1,117,872
   Advisory fees                                                           345,044
   Shareholder servicing fees                                               35,685
   Accounting fees                                                          22,693
   Distribution fees                                                       106,447
   Transfer agency fees                                                     41,214
   Custodian fees                                                            2,331
   Directors' deferred compensation                                         68,203
   Other                                                                   282,798
                                                                    --------------
Total Liabilities                                                        2,840,433
                                                                    --------------
Net Assets                                                          $  424,035,830
                                                                    ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $  691,273,464
Accumulated net investment loss                                           (132,136)
Accumulated net realized loss from security transactions              (285,184,505)
Net unrealized appreciation on investments                              18,079,007
                                                                    --------------
Total                                                               $  424,035,830
                                                                    ==============

CLASS A
Net Assets                                                          $   45,092,023
Shares Outstanding                                                       1,575,235
Net Asset Value, Redemption Price Per Share                         $        28.63
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)     $        30.38

CLASS B
Net Assets                                                          $   13,964,166
Shares Outstanding                                                         515,250
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share  $        27.10

CLASS C
Net Assets                                                          $    4,390,568
Shares Outstanding                                                         161,747
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share  $        27.14

CLASS F
Net Assets                                                          $  351,087,239
Shares Outstanding                                                      12,285,296
Net Asset Value, Offering and Redemption Price Per Share            $        28.58

CLASS R
Net Assets                                                          $    8,314,623
Shares Outstanding                                                         285,655
Net Asset Value, Offering and Redemption Price Per Share            $        29.11

CLASS T
Net Assets                                                          $    1,187,211
Shares Outstanding                                                          42,534
Net Asset Value, Redemption Price Per Share                         $        27.91
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)     $        29.23

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005


INVESTMENT INCOME
Dividends                                                            $    1,629,902
Interest                                                                    441,216
                                                                     --------------
Total Investment Income                                                   2,071,118
                                                                     --------------

EXPENSES
Advisory fees--Note 2                                                     4,965,602
Shareholder servicing fees--Note 2                                          464,012
Accounting fees--Note 2                                                     325,807
Distribution fees--Note 2                                                 1,086,090
Transfer agency fees--Note 2                                                611,549
Registration fees                                                            52,910
Postage and mailing expenses                                                117,845
Custodian fees and expenses--Note 2                                          28,055
Printing expenses                                                           142,400
Legal and audit fees                                                        218,006
Directors' fees and expenses--Note 2                                        112,680
Other expenses                                                              219,087
                                                                     --------------
   Total Expenses                                                         8,344,043
   Earnings Credits                                                         (28,055)
   Reimbursed/Waived Expenses                                               (16,736)
   Expense Offset to Broker Commissions                                     (19,084)
                                                                     --------------
   Net Expenses                                                           8,280,168
                                                                     --------------
Net Investment Loss                                                      (6,209,050)
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                              104,859,627
Net Change in Unrealized Appreciation/Depreciation of Investments      (110,156,860)
                                                                     --------------
Net Realized and Unrealized Loss                                         (5,297,233)
                                                                     --------------
Net Decrease in Net Assets Resulting from
Operations                                                           $  (11,506,283)
                                                                     ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2005    DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                             $      (6,209,050)   $      (8,291,203)
Net Realized Gain on Security Transactions            104,859,627           74,597,741
Net Change in Unrealized
 Appreciation/Depreciation of Investments            (110,156,860)           5,007,548
                                                -----------------    -----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                            (11,506,283)          71,314,086
                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                            (19,962,138)         (20,072,155)
   Class B                                             (4,382,098)          (3,926,079)
   Class C                                             (2,118,101)          (2,295,210)
   Class F                                           (190,412,627)        (143,830,150)
   Class R                                            (62,960,862)              25,138
   Class T                                               (434,663)            (302,253)
                                                -----------------    -----------------
Net Decrease from Capital Share Transactions         (280,270,489)        (170,400,709)
                                                -----------------    -----------------
Net Decrease in Net Assets                           (291,776,772)         (99,086,623)
                                                -----------------    -----------------

NET ASSETS
Beginning of Year                               $     715,812,602    $     814,899,225
                                                -----------------    -----------------
End of Year                                     $     424,035,830    $     715,812,602
                                                =================    =================

Accumulated Net Investment Loss                 $        (132,136)   $        (125,444)

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.82       $    26.04     $    19.09     $    28.50     $    34.79
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                        (.28)(a)        (0.64)         (0.36)         (0.31)         (0.17)
Net realized and unrealized gains
 (losses) on securities                                    0.09             3.42           7.31          (9.10)         (6.02)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.19)            2.78           6.95          (9.41)         (6.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    28.63       $    28.82     $    26.04     $    19.09     $    28.50
                                                     ========================================================================

TOTAL RETURN(b)                                           (0.66%)          10.68%         36.41%        (33.02%)       (17.78%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   45,092       $   65,763     $   79,630     $   67,184     $  117,773
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.47%            1.38%          1.50%          1.35%          1.19%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.45%            1.37%          1.50%          1.35%          1.18%
Net investment loss                                       (1.09%)          (1.11%)        (1.25%)        (1.08%)        (0.58%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    27.55       $    25.12     $    18.60     $    28.03     $    34.49
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.54)(a)        (1.07)         (0.81)         (0.69)         (0.45)
Net realized and unrealized gains
 (losses) on securities                                    0.09             3.50           7.33          (8.74)         (5.91)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.45)            2.43           6.52          (9.43)         (6.36)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.10       $    27.55     $    25.12     $    18.60     $    28.03
                                                     ========================================================================

TOTAL RETURN(b)                                           (1.63%)           9.67%         35.05%        (33.64%)       (18.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   13,964       $   18,795     $   21,009     $   18,804     $   35,845
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.44%            2.30%          2.56%          2.26%          1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.43%            2.29%          2.56%          2.26%          1.96%
Net investment loss                                       (2.06%)          (2.03%)        (2.31%)        (1.98%)        (1.35%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    27.57       $    25.14     $    18.60     $    28.05     $    34.51
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.50)(a)        (1.53)         (0.94)         (0.86)         (0.48)
Net realized and unrealized gains
 (losses) on securities                                    0.07             3.96           7.48          (8.59)         (5.88)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.43)            2.43           6.54          (9.45)         (6.36)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.14       $    27.57     $    25.14     $    18.60     $    28.05
                                                     ========================================================================

TOTAL RETURN(b)                                           (1.56%)           9.67%         35.16%        (33.69%)       (18.42%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    4,391       $    6,668     $    8,352     $    7,794     $   17,031
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.36%            2.28%          2.52%          2.27%          1.98%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.35%            2.27%          2.52%          2.26%          1.96%
Net investment loss                                       (1.98%)          (2.01%)        (2.28%)        (1.99%)        (1.36%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.77       $    25.98     $    19.04     $    28.45     $    34.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.30)(a)        (0.69)         (0.35)         (0.36)         (0.20)
Net realized and unrealized gains
 (losses) on securities                                    0.11             3.48           7.29          (9.05)         (5.99)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.19)            2.79           6.94          (9.41)         (6.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    28.58       $    28.77     $    25.98     $    19.04     $    28.45
                                                     ========================================================================

TOTAL RETURN                                              (0.66%)          10.74%         36.45%        (33.08%)       (17.81%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  351,087       $  550,622     $  638,880     $  498,970     $  847,330
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.46%            1.35%          1.53%          1.41%          1.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.45%            1.34%          1.53%          1.40%          1.24%
Net investment loss                                       (1.09%)          (1.08%)        (1.29%)        (1.13%)        (0.64%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    29.22       $    26.32     $    19.23     $    28.64     $    34.87
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.24)(a)        (0.24)         (0.17)         (0.18)         (0.08)
Net realized and unrealized gains
 (losses) on securities                                    0.13             3.14           7.26          (9.23)         (6.05)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.11)            2.90           7.09          (9.41)         (6.13)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    29.11       $    29.22     $    26.32     $    19.23     $    28.64
                                                     ========================================================================

TOTAL RETURN                                              (0.38%)          11.02%         36.87%        (32.86%)       (17.57%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    8,315       $   72,317     $   65,240     $   42,872     $   61,163
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.18%            1.11%          1.21%          1.10%          0.95%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.17%            1.10%          1.21%          1.10%          0.94%
Net investment loss                                       (0.80%)          (0.83%)        (0.96%)        (0.82%)        (0.38%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.18       $    25.55     $    18.79     $    28.24     $    34.69
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.38)(a)        (0.65)         (0.31)         (0.54)         (0.33)
Net realized and unrealized gains
 (losses) on securities                                    0.11             3.28           7.07          (8.91)         (6.02)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.27)            2.63           6.76          (9.45)         (6.35)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.91       $    28.18     $    25.55     $    18.79     $    28.24
                                                     ========================================================================

TOTAL RETURN(b)                                           (0.96%)          10.29%         35.98%        (33.46%)       (18.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,187       $    1,648     $    1,788     $    1,291     $    2,341
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.77%            1.71%          1.91%          2.06%          1.83%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.76%            1.70%          1.90%          2.06%          1.82%
Net investment loss                                       (1.40%)          (1.44%)        (1.66%)        (1.79%)        (1.24%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $285,079 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $105,280 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                             TRANSFER
                                                            AGENCY FEES
         --------------------------------------------------------------
         Class A                                            $  25,540
         Class B                                            $  42,807
         Class C                                            $   9,979
         Class R                                            $  15,723
         Class T                                            $   1,470

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2005, the Fund was charged $14,289 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $410,750 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $927,299 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                    DISTRIBUTION    SHAREHOLDER
                                        FEES       SERVICING FEES
         --------------------------------------------------------
         Class A                            N/A      $  123,723
         Class B                     $  117,233      $   39,078
         Class C                     $   38,139      $   12,713
         Class T                     $    3,419      $    3,419

During the year ended December 31, 2005, DSC retained $199 and $3 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $44, $53,549 and $1,127 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                          AMOUNT OF WAIVER
         --------------------------------------------------------
         9/1/04 to 8/31/05                         $   200,000
         9/1/05 to 8/31/06                         $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $16,736 which reduced the amount paid to Mellon Bank to $11,319.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET              PAID-IN
          INVESTMENT INCOME      REALIZED GAINS AND LOSSES          CAPITAL
          -------------------------------------------------------------------
            $ 6,202,358                     $ 0                   $ (6,202,35)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $100,604,612. Accumulated capital losses as of December 31, 2005 were:

         EXPIRATION                                    AMOUNT
         --------------------------------------------------------
            2009                                   $   38,219,881
            2010                                   $  230,439,968
            2011                                   $   14,100,467
                                                   --------------
                                                   $  282,760,316
                                                   ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

         Other Book/Tax Differences                $      (132,136)
         Federal Tax Cost                          $   396,031,006
         Gross Tax Appreciation of Investments     $    39,443,883
         Gross Tax Depreciation of Investments     $   (23,789,065)
         Net Tax Appreciation                      $    15,654,818

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                         YEAR ENDED
                                         DECEMBER 31, 2005                  DECEMBER 31, 2004
                                     SHARES           AMOUNT            SHARES           AMOUNT
CLASS A
Sold                                  608,634    $    16,949,413         606,846    $    16,285,433
Redeemed                           (1,315,511)   $   (36,911,551)     (1,383,103)   $   (36,357,588)
                                   ----------------------------------------------------------------
Net Decrease                         (706,877)   $   (19,962,138)       (776,257)   $   (20,072,155)
                                   ================================================================
CLASS B
Sold                                    6,784    $       179,523           7,176    $       180,419
Redeemed                             (173,781)   $    (4,561,621)       (161,266)   $    (4,106,498)
                                   ----------------------------------------------------------------
Net Decrease                         (166,997)   $    (4,382,098)       (154,090)   $    (3,926,079)
                                   ================================================================
CLASS C
Sold                                    7,954    $       207,689           7,418    $       188,358
Redeemed                              (88,042)   $    (2,325,790)        (97,877)   $    (2,483,568)
                                   ----------------------------------------------------------------
Net Decrease                          (80,088)   $    (2,118,101)        (90,459)   $    (2,295,210)
                                   ================================================================
CLASS F
Sold                                1,487,909    $    40,938,769       3,312,230    $    88,403,785
Redeemed                           (8,342,143)   $  (231,351,396)     (8,760,046)   $  (232,233,935)
                                   ----------------------------------------------------------------
Net Decrease                       (6,854,234)   $  (190,412,627)     (5,447,816)   $  (143,830,150)
                                   ================================================================
CLASS R
Sold                                  348,073    $     9,843,662         568,863    $    15,239,651
Redeemed                           (2,537,460)   $   (72,804,524)       (572,087)   $   (15,214,513)
                                   ----------------------------------------------------------------
Net Increase (Decrease)            (2,189,387)   $   (62,960,862)         (3,224)   $        25,138
                                   ================================================================
CLASS T
Sold                                    8,141    $       222,678          15,867    $       408,647
Redeemed                              (24,068)   $      (657,341)        (27,379)   $      (710,900)
                                   ----------------------------------------------------------------
Net Decrease                          (15,927)   $      (434,663)        (11,512)   $      (302,253)
                                   ================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $882,940,874 and $1,186,955,496, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Discovery Fund's performance for the one-year period ended December 31, 2004 placed it in the third quintile of its Lipper performance group, with the Fund ranking eighth out of 15 Lipper-selected "peer funds," and in the third quintile of its Lipper small-cap growth fund performance universe, ranking 274th of 500 funds. The Fund's performance within its Lipper-selected group and universe had been in the fourth quintiles for the two- and three-year periods ended December 31, 2004. The Fund's performance relative to its Lipper-selected peer group and universe had, therefore, improved in the most recent calendar year from its average performance results over the past two and three calendar years. The directors deemed these relative performance results to be acceptable, but stressed the importance to Founders of the need to continue to seek to improve the Fund's performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Discovery Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than eight of the 15 funds in its group. The Fund's management fees were in the second best quintile of its Lipper expense universe, placing 58th lowest of 154 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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

DREYFUS FOUNDERS DISCOVERY FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-DIS-05

[GRAPHIC]

ANNUAL REPORT

DREYFUS FOUNDERS
EQUITY GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that Fund information on our website.

    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                              DISTRIBUTOR

Founders Asset Management LLC                   Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                  200 Park Avenue
210 University Boulevard, Suite 800             New York, NY  10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

              NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC COUNTERBALANCE

2005 was a year of robust economic and corporate profit growth. Employment levels improved, the housing market remained resilient, and consumer spending continued to advance at a steady pace. However, the year also saw the Federal Reserve raising the federal funds rate to end the period at 4.25%, and energy prices skyrocketed, reaching record highs.

    The stock market oscillated slightly for most of the period. Fortunately, a fourth quarter rally enabled the market to finish the calendar year in positive territory.

STOCK SELECTION DROVE PERFORMANCE

The Fund continued its pursuit of uncovering the best growth opportunities via stock-by-stock research, meetings with company management and internal analysis. Overall, this bottom-up stock picking approach benefited the Fund as strong stock selection produced a positive contribution to relative performance. Strong performers, particularly in the information technology (IT) sector, the transportation industry within the industrials sector, and the consumer staples sector, positively impacted the Fund's annual performance. However, this was not enough for the Dreyfus Founders Equity Growth Fund to outperform its benchmark, the Russell 1000 Growth Index, which returned 5.26% for the 12-month period ended December 31, 2005.

[SIDENOTE]

"OUR BOTTOM-UP STOCK PICKING APPROACHED BENEFITED THE FUND AS STRONG STOCK SELECTION PRODUCED A POSITIVE CONTRIBUTION TO RELATIVE PERFORMANCE."

IT AND TRANSPORTATION STOCKS AIDED FUND PERFORMANCE

Strong stock selection in the information technology sector buoyed the Fund's relative return for the period, with numerous stocks gaining double-and triple-digit price increases for the period. The popularity of APPLE COMPUTER, INC.'s iPod digital music products and Macintosh computers propelled the company's stock. The iPod trend also pushed SanDisk, Inc.'s stock price up as demand grew for the company's NAND flash memory used in iPod nano, as well as in music-enabled cell phones. Broadcom Corporation, a provider of wired and wireless broadband communications semiconductors, and AUTODESK, INC., a supplier of advanced software including CAD/CAM drafting tools, both experienced strong demand for their respective products. Autodesk also saw better-than-expected revenue and earnings growth rates during the 12-month timeframe. ADOBE SYSTEMS, INC. also outperformed during the period.

    The transportation industry within the industrials sector also rallied during the period as railroad and airline companies benefited from pricing power driven by controlled capacity growth and the ability to pass along higher fuel costs. Some of the top overall performing stocks in the Fund for the period included transportation stocks such as AMR CORPORATION, US AIRWAYS GROUP, INC. and UNION PACIFIC CORPORATION. Parent company of American Airlines, AMR experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and company cost controls. US Airways saw improved pricing due to its merger with America West Airlines, allowing for the reduction of costs.

SELECT STOCKS CONTRIBUTED POSITIVELY

During the period, there were a few standout performers, which positively contributed to the Fund's performance as well. PROCTER & GAMBLE COMPANY acquired Gillette Company during the period for a significant premium, which boosted Gillette's return, and healthcare issue GENENTECH, INC. showed solid revenue and earnings growth.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Consumer Staples

HEALTHCARE, ENERGY AND TELECOM DETRACTED

The healthcare, energy and telecommunications services sectors were the largest drags on the Fund's relative return for the period, due to underweight relative positions in these strong-performing sectors paired with weak stock picking. Telecommunications services holding Avaya, Inc. hampered the Fund. A difficult integration of a German acquisition and volatile growth trends led to the company's poor performance. The Fund sold its position in this company, as we felt the monies may be better deployed in other investments.

SELECT STOCKS IMPEDED PERFORMANCE

Although the information technology sector had the greatest positive contribution to the Fund's relative performance of any sector, select IT stocks fell short of our expectations. Favorable demand and growth trends for MAXIM INTEGRATED PRODUCTS, INC.'s analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1. MICROSOFT CORPORATION (MSFT)                        4.83%
 2. GOOGLE, INC. CLASS A (GOOG)                         3.23%
 3. GENERAL ELECTRIC COMPANY (GE)                       3.12%
 4. COLGATE-PALMOLIVE COMPANY (CL)                      2.51%
 5. LINEAR TECHNOLOGY CORPORATION (LLTC)                1.96%
 6. JOHNSON & JOHNSON (JNJ)                             1.95%
 7. TIME WARNER, INC. (TWX)                             1.91%
 8. APPLE COMPUTER, INC. (AAPL)                         1.85%
 9. WYETH (WYE)                                         1.85%
10. COMCAST CORPORATION SPECIAL CLASS A (CMCSK)         1.80%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Equity Growth Fund  S&P 500         Russell 1000
                 Class F Shares      Index           Growth Index
  12/31/1995     $10,000.00          $10,000.00      $10,000.00
  12/31/1996     $12,437.00          $12,296.03      $12,312.25
  12/31/1997     $14,854.52          $16,398.39      $16,066.13
  12/31/1998     $17,495.68          $21,084.82      $22,284.79
  12/31/1999     $20,125.55          $25,521.39      $29,674.20
  12/29/2000     $16,187.75          $23,197.82      $23,019.77
  12/31/2001     $13,347.50          $20,440.57      $18,318.42
  12/31/2002      $9,966.52          $15,923.09      $13,210.62
  12/31/2003     $13,023.68          $20,490.57      $17,140.52
  12/31/2004     $14,192.50          $22,720.36      $18,220.18
  12/30/2005     $14,851.19          $23,836.25      $19,179.26


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Equity Growth Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future annual reports, the Fund's performance will no longer be compared to the S&P 500 Index, as the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                          1           5          10         SINCE
CLASS (INCEPTION DATE)                   YEAR       YEARS       YEARS     INCEPTION
-----------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              (1.62%)     (3.48%)        --       (6.26%)
Without sales charge                    4.46%      (2.33%)        --       (5.34%)

B SHARES (12/31/99)
With redemption*                       (0.41%)     (3.15%)        --       (6.04%)
Without redemption                      3.59%      (2.76%)        --       (5.89%)

C SHARES (12/31/99)
With redemption**                       2.68%      (3.11%)        --       (6.15%)
Without redemption                      3.68%      (3.11%)        --       (6.15%)

F SHARES (7/5/38)                       4.64%      (1.71%)      4.03%        N/A

R SHARES (12/31/99)                     4.78%      (2.07%)        --       (5.10%)

T SHARES (12/31/99)
With sales charge (4.50%)              (1.82%)     (4.00%)        --       (6.81%)
Without sales charge                    2.75%      (3.10%)        --       (6.09%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SYMANTEC CORPORATION declined as a result of the acquisition of VERITAS Software Corporation, which was seen as dilutive to the company's revenue and earnings growth rates. This, combined with the fear that consumer demand for antivirus software was waning, caused a drop in the company's stock price. Xilinx, Inc., a manufacturer of digital programmable logic devices (PLD), and International Business Machines Corporation also declined during the period.

    Select consumer discretionary stocks did not fare well either. A slow ramp-up into its cable telephony offering, combined with sluggish trends in video services, resulted in COMCAST CORPORATION's stock declining during the period. Sluggish sales trends hit WAL-MART STORES, INC. as rising energy prices reduced the spending power of the company's main customer group. TIME Warner, Inc.'s stock price also underperformed, dropping over ten percentage

PORTFOLIO COMPOSITION OF NET ASSETS

[CHART]

Information Technology          30.42%
Consumer Discretionary          19.07%
Healthcare                      12.53%
Industrials                      9.60%
Financials                       9.22%
Consumer Staples                 8.43%
Telecommunications Services      1.60%
Materials                        1.58%
Energy                           1.28%
Other                            4.43%
Cash & Equivalents               1.84%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Healthcare
Energy
Telecommunications Services
points in value during the Fund's holding period. The Fund, however, retained a position in all three stocks at the end of the period, as we believed the companies' respective growth opportunities remained viable.

IN CONCLUSION

We will watch the actions of the Federal Reserve and analyze the trends in corporate profit growth. We will continue to rely on our bottom-up research process to seek companies we believe are capable of posting strong future revenues and earnings growth at attractive valuations.

/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

FUND EXPENSES

(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                     BEGINNING        ENDING         EXPENSES PAID
                                   ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                     (7/1/05)        (12/31/05)    (7/1/05-12/31/05)
------------------------------------------------------------------------------------
CLASS A ACTUAL                     $    1,000.00   $    1,039.22   $            6.84
CLASS A HYPOTHETICAL                    1,000.00        1,018.42                6.79

CLASS B ACTUAL                          1,000.00        1,036.34               11.34
CLASS B HYPOTHETICAL                    1,000.00        1,013.92               11.28

CLASS C ACTUAL                          1,000.00        1,037.11               10.12
CLASS C HYPOTHETICAL                    1,000.00        1,015.15               10.06

CLASS F ACTUAL                          1,000.00        1,039.83                5.76
CLASS F HYPOTHETICAL                    1,000.00        1,019.49                5.72

CLASS R ACTUAL                          1,000.00        1,039.62                5.50
CLASS R HYPOTHETICAL                    1,000.00        1,019.74                5.46

CLASS T ACTUAL                          1,000.00        1,039.22                7.35
CLASS T HYPOTHETICAL                    1,000.00        1,017.91                7.30

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                        EXPENSE RATIO
-------------------------------------
CLASS A                     1.33%
CLASS B                     2.21%
CLASS C                     1.97%
CLASS F                     1.12%
CLASS R                     1.07%
CLASS T                     1.43%

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--95.7%
AIRLINES--2.2%
   147,025   AMR Corporation*                                $     3,268,366
    44,575   US Airways Group, Inc.*                               1,655,516
                                                             ---------------
                                                                   4,923,882
                                                             ---------------
APPLICATION SOFTWARE--1.2%
    63,050   Autodesk, Inc.                                        2,707,998
                                                             ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.7%
    50,250   Northern Trust Corporation                            2,603,955
    20,150   State Street Corporation                              1,117,116
                                                             ---------------
                                                                   3,721,071
                                                             ---------------
AUTOMOTIVE RETAIL--1.1%
    56,375   Advance Auto Parts, Inc.*                             2,450,058
                                                             ---------------
BIOTECHNOLOGY--3.8%
    21,350   Amgen, Inc.*                                          1,683,661
    35,975   Genentech, Inc.*                                      3,327,688
    15,475   Genzyme Corporation*                                  1,095,321
    64,200   ImClone Systems, Inc.*                                2,198,208
                                                             ---------------
                                                                   8,304,878
                                                             ---------------
BROADCASTING & CABLE TV--2.1%
   154,450   Comcast Corporation Special Class A*                  3,967,821
    21,150   XM Satellite Radio Holdings, Inc. Class A*              576,972
                                                             ---------------
                                                                   4,544,793
                                                             ---------------
CASINOS & GAMING--0.9%
    17,375   Harrah's Entertainment, Inc.                          1,238,664
    25,100   International Game Technology                           772,578
                                                             ---------------
                                                                   2,011,242
                                                             ---------------
COMMUNICATIONS EQUIPMENT--1.2%
    31,788   Cisco Systems, Inc.*                                    544,211
    90,875   Motorola, Inc.                                        2,052,866
                                                             ---------------
                                                                   2,597,077
                                                             ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
    51,000   Best Buy Company, Inc.                                2,217,480
                                                             ---------------
COMPUTER HARDWARE--2.9%
    56,850   Apple Computer, Inc.*                                 4,086,947
    80,325   Hewlett-Packard Company                               2,299,705
                                                             ---------------
                                                                   6,386,652
                                                             ---------------
COMPUTER STORAGE & PERIPHERALS--1.3%
   217,525   EMC Corporation*                                      2,962,691
                                                             ---------------
CONSUMER ELECTRONICS--0.5%
    11,525   Harman International Industries, Inc.                 1,127,721
                                                             ---------------
CONSUMER FINANCE--1.3%
    53,175   SLM Corporation                                       2,929,411
                                                             ---------------

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
    38,075   Automatic Data Processing, Inc.                 $     1,747,262
                                                             ---------------
DEPARTMENT STORES--1.7%
    21,075   J.C. Penney Company, Inc.                             1,171,770
    39,125   Kohl's Corporation*                                   1,901,475
    20,325   Nordstrom, Inc.                                         760,155
                                                             ---------------
                                                                   3,833,400
                                                             ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
    42,975   Emerson Electric Company                              3,210,233
                                                             ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
    36,925   Agilent Technologies, Inc.*                           1,229,233
                                                             ---------------
EXCHANGE TRADED FUNDS--4.4%
    68,700   iShares Russell 1000 Growth Index Fund                3,507,135
    73,075   Nasdaq 100 Index Tracking Stock                       2,953,692
    26,625   SPDR Trust Series 1                                   3,312,948
                                                             ---------------
                                                                   9,773,775
                                                             ---------------
GENERAL MERCHANDISE STORES--1.6%
    96,375   Family Dollar Stores, Inc.                            2,389,136
    20,850   Target Corporation                                    1,146,125
                                                             ---------------
                                                                   3,535,261
                                                             ---------------
HEALTHCARE EQUIPMENT--0.8%
    30,625   Medtronic, Inc.                                       1,763,081
                                                             ---------------
HEALTHCARE SERVICES--0.6%
    24,950   Omnicare, Inc.                                        1,427,639
                                                             ---------------
HEALTHCARE SUPPLIES--0.5%
    20,925   DENTSPLY International, Inc.                          1,123,463
                                                             ---------------
HOME ENTERTAINMENT SOFTWARE--0.8%
    35,600   Electronic Arts, Inc.*                                1,862,236
                                                             ---------------
HOME IMPROVEMENT RETAIL--1.5%
    79,675   Home Depot, Inc.                                      3,225,244
                                                             ---------------
HOTELS, RESORTS & CRUISE LINES--0.8%
    31,925   Carnival Corporation                                  1,707,030
                                                             ---------------
HOUSEHOLD PRODUCTS--5.5%
    48,250   Clorox Company                                        2,744,943
   100,850   Colgate-Palmolive Company                             5,531,623
    67,171   Procter & Gamble Company                              3,887,857
                                                             ---------------
                                                                  12,164,423
                                                             ---------------
HYPERMARKETS & SUPER CENTERS--0.5%
    23,925   Wal-Mart Stores, Inc.                                 1,119,690
                                                             ---------------
INDUSTRIAL CONGLOMERATES--3.1%
   196,350   General Electric Company                              6,882,068
                                                             ---------------
INTEGRATED OIL & GAS--0.3%
    10,950   ConocoPhillips                                          637,071
                                                             ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
    20,175   Alltel Corporation                              $     1,273,043
    96,200   Sprint Nextel Corporation                             2,247,232
                                                             ---------------
                                                                   3,520,275
                                                             ---------------
INTERNET SOFTWARE & SERVICES--4.9%
    17,175   Google, Inc. Class A*                                 7,125,221
    96,950   Yahoo!, Inc.*                                         3,798,501
                                                             ---------------
                                                                  10,923,722
                                                             ---------------
INVESTMENT BANKING & BROKERAGE--2.8%
   202,350   Charles Schwab Corporation                            2,968,475
    16,675   Goldman Sachs Group, Inc.                             2,129,564
    18,075   Morgan Stanley                                        1,025,576
                                                             ---------------
                                                                   6,123,615
                                                             ---------------
IT CONSULTING & OTHER SERVICES--1.8%
   136,500   Accenture Limited Class A                             3,940,755
                                                             ---------------
LEISURE FACILITIES--1.8%
    87,709   Royal Caribbean Cruises Limited                       3,952,168
                                                             ---------------
MANAGED HEALTHCARE--0.6%
    14,500   Aetna, Inc.                                           1,367,495
                                                             ---------------
MOVIES & ENTERTAINMENT--4.9%
    41,600   DreamWorks Animation SKG, Inc.*                       1,021,696
    63,725   Pixar, Inc.*                                          3,359,582
   242,075   Time Warner, Inc.                                     4,221,788
    68,474   Viacom, Inc. Class B                                  2,232,278
                                                             ---------------
                                                                  10,835,344
                                                             ---------------
MULTI-LINE INSURANCE--0.4%
    14,625   American International Group, Inc.                      997,864
                                                             ---------------
OIL & GAS EQUIPMENT & SERVICES--1.0%
    22,575   Schlumberger Limited                                  2,193,161
                                                             ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
    59,250   JPMorgan Chase & Company                              2,351,633
                                                             ---------------
PACKAGED FOODS & MEATS--0.8%
    29,775   Hershey Foods Corporation                             1,645,069
                                                             ---------------
PERSONAL PRODUCTS--0.6%
    36,125   Estee Lauder Companies, Inc. Class A                  1,209,465
                                                             ---------------
PHARMACEUTICALS--6.2%
    30,075   Covance, Inc.*                                        1,460,141
    15,750   Eli Lilly and Company                                   891,293
    71,700   Johnson & Johnson                                     4,309,170
   109,500   MGI Pharma, Inc.*                                     1,879,020
    44,192   Pfizer, Inc.                                          1,030,557
    88,475   Wyeth                                                 4,076,043
                                                             ---------------
                                                                  13,646,224
                                                             ---------------
PROPERTY & CASUALTY INSURANCE--1.0%
    41,875   Allstate Corporation                                  2,264,181
                                                             ---------------

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
RAILROADS--1.7%
    47,250   Union Pacific Corporation                       $     3,804,098
                                                             ---------------
SEMICONDUCTOR EQUIPMENT--0.4%
    15,525   KLA-Tencor Corporation                                  765,848
                                                             ---------------
SEMICONDUCTORS--4.4%
   109,278   Intel Corporation                                     2,727,579
   120,000   Linear Technology Corporation                         4,328,400
    74,525   Maxim Integrated Products, Inc.                       2,700,786
                                                             ---------------
                                                                   9,756,765
                                                             ---------------
SOFT DRINKS--1.1%
    41,625   PepsiCo, Inc.                                         2,459,205
                                                             ---------------
SPECIALTY CHEMICALS--1.0%
    34,000   Sigma-Aldrich Corporation                             2,151,860
                                                             ---------------
SPECIALTY STORES--1.2%
    20,450   Office Depot, Inc.*                                     642,130
    51,600   Tiffany & Company                                     1,975,764
                                                             ---------------
                                                                   2,617,894
                                                             ---------------
STEEL--0.6%
    19,850   Nucor Corporation                                     1,324,392
                                                             ---------------
SYSTEMS SOFTWARE--7.6%
   105,775   Adobe Systems, Inc.                                   3,909,444
   407,541   Microsoft Corporation                                10,657,197
    66,000   Oracle Corporation*                                     805,860
    75,300   Symantec Corporation*                                 1,317,750
                                                             ---------------
                                                                  16,690,251
                                                             ---------------
THRIFTS & MORTGAGE FINANCE--0.9%
    47,600   The PMI Group, Inc.                                   1,954,932
                                                             ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    32,975   W.W. Grainger, Inc.                                   2,344,523
                                                             ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$197,522,009)                                             210,966,802
                                                             ---------------
COMMON STOCKS (FOREIGN)--2.5%
APPLICATION SOFTWARE--0.5%
    24,350   SAP AG Sponsored ADR (GE)                             1,097,455
                                                             ---------------
SEMICONDUCTOR EQUIPMENT--1.2%
   135,400   ASM Lithography Holding NV NY Shares (NE)*            2,718,832
                                                             ---------------
SEMICONDUCTORS--0.8%
   101,900   ATI Technologies, Inc. (CA)*                          1,731,280
                                                             ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,805,981)                                                 5,547,567
                                                             ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                              AMORTIZED COST
----------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--3.0%
SPECIAL PURPOSE ENTITY--3.0%
$6,600,000    CAFCO LLC
              4.12% 1/3/06~                                  $     6,598,489
                                                             ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$6,598,489)                                       6,598,489
                                                             ---------------
TOTAL INVESTMENTS--101.2%
(TOTAL COST--$208,926,479)                                       223,112,858
                                                             ---------------
OTHER ASSETS AND LIABILITIES--(1.2%)                              (2,548,214)
                                                             ---------------
NET ASSETS--100.0%                                           $   220,564,644
                                                             ===============

NOTES TO STATEMENT OF INVESTMENTS
*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,598,489, OR 3.0%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
    ADR - AMERICAN DEPOSITARY RECEIPT
    SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
    CA - CANADA
    GE - GERMANY
    NE - NETHERLANDS

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                           $   208,926,479
                                                                         ---------------
Investment securities, at market                                             223,112,858
Cash                                                                             239,080
Receivables:
   Investment securities sold                                                 21,332,043
   Capital shares sold                                                            11,201
   Dividends and interest                                                        235,503
   Other assets                                                                   15,478
                                                                         ---------------
Total Assets                                                                 244,946,163
                                                                         ---------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                            23,931,852
   Capital shares redeemed                                                       178,756
   Advisory fees                                                                 123,958
   Shareholder servicing fees                                                     21,272
   Directors' deferred compensation                                               15,478
   Accounting fees                                                                11,442
   Distribution fees                                                              20,331
   Transfer agency fees                                                            8,255
   Custodian fees                                                                    358
   Other                                                                          69,817
                                                                         ---------------
Total Liabilities                                                             24,381,519
                                                                         ---------------
Net Assets                                                               $   220,564,644
                                                                         ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                  $   288,692,356
Undistributed net investment income                                              159,962
Accumulated net realized loss from security transactions                     (82,474,053)
Net unrealized appreciation on investments                                    14,186,379
                                                                         ---------------
Total                                                                    $   220,564,644
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $     1,265,880
Shares Outstanding                                                               249,868
Net Asset Value, Redemption Price Per Share                              $          5.07
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $          5.38

CLASS B
Net Assets                                                               $     1,452,806
Shares Outstanding                                                               295,826
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $          4.91

CLASS C
Net Assets                                                               $     2,011,596
Shares Outstanding                                                               417,568
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $          4.82

CLASS F
Net Assets                                                               $   215,556,228
Shares Outstanding                                                            41,624,774
Net Asset Value, Offering and Redemption Price Per Share                 $          5.18

CLASS R
Net Assets                                                               $       270,102
Shares Outstanding                                                                52,682
Net Asset Value, Offering and Redemption Price Per Share                 $          5.13

CLASS T
Net Assets                                                               $         8,032
Shares Outstanding                                                                 1,657
Net Asset Value, Redemption Price Per Share                              $          4.85
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)          $          5.08

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                $     2,356,966
Interest                                                                         376,652
Foreign taxes withheld                                                              (680)
                                                                         ---------------
Total Investment Income                                                        2,732,938
                                                                         ---------------

EXPENSES
Advisory fees--Note 2                                                          1,448,888
Shareholder servicing fees--Note 2                                               254,387
Accounting fees--Note 2                                                          133,743
Distribution fees--Note 2                                                        197,310
Transfer agency fees--Note 2                                                     132,523
Registration fees                                                                 58,460
Postage and mailing expenses                                                      34,390
Custodian fees and expenses--Note 2                                               11,981
Printing expenses                                                                 76,010
Legal and audit fees                                                              80,349
Directors' fees and expenses--Note 2                                              47,535
Other expenses                                                                    82,969
                                                                         ---------------
   Total Expenses                                                              2,558,545
   Earnings Credits                                                              (11,692)
   Reimbursed/Waived Expenses                                                     (7,536)
   Expense Offset to Broker Commissions                                          (11,459)
                                                                         ---------------
   Net Expenses                                                                2,527,858
                                                                         ---------------
Net Investment Income                                                            205,080
                                                                         ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                                    22,014,185
Net Change in Unrealized Appreciation/Depreciation of Investments            (12,580,203)
                                                                         ---------------
Net Realized and Unrealized Gain                                               9,433,982
                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                     $     9,639,062
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,      DECEMBER 31,
                                                                               2005             2004
OPERATIONS
Net Investment Income                                                    $       205,080   $     1,263,861
Net Realized Gain on Security Transactions                                    22,014,185        20,710,093
Net Change in Unrealized Appreciation/Depreciation of Investments            (12,580,203)       (2,549,571)
                                                                         ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                           9,639,062        19,424,383
                                                                         ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                                        (1,749)           (3,007)
   Class C                                                                        (4,846)                0
   Class F                                                                      (428,422)         (945,884)
   Class R                                                                          (786)           (1,108)
                                                                         ---------------   ---------------
Net Decrease from Dividends and Distributions                                   (435,803)         (949,999)
                                                                         ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                        28,615           174,433
   Class B                                                                      (702,149)          237,470
   Class C                                                                     1,342,518           173,366
   Class F                                                                   (26,845,562)      (18,116,372)
   Class R                                                                        11,896            29,755
   Class T                                                                       (23,106)                0
   Class T Payment by Service Provider                                                 0               698
                                                                         ---------------   ---------------
Net Decrease from Capital Share Transactions                                 (26,187,788)      (17,500,650)
                                                                         ---------------   ---------------
Net Increase (Decrease) in Net Assets                                        (16,984,529)          973,734
                                                                         ---------------   ---------------

NET ASSETS
Beginning of Year                                                        $   237,549,173   $   236,575,439
                                                                         ---------------   ---------------
End of Year                                                              $   220,564,644   $   237,549,173
                                                                         ===============   ===============
Undistributed Net Investment Income                                      $       159,962   $       393,754

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                               DECEMBER 31,
                                                   2005             2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.86       $     4.49      $     3.44     $     4.66     $     5.73
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.00)(a)         0.02            0.03          (0.02)         (0.07)
Net realized and unrealized gains (losses)
 on securities                                        0.22             0.36            1.02          (1.20)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.22             0.38            1.05          (1.22)         (1.07)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.01)           0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.01)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.07       $     4.86      $     4.49     $     3.44     $     4.66
                                                =========================================================================

TOTAL RETURN(c)                                       4.46%            8.54%          30.52%        (26.18%)       (18.65%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                  $    1,266       $    1,180      $      935     $      378     $      442
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(d)             1.35%            1.26%           1.49%          1.87%          2.98%
Expenses with reimbursements,
 earnings credits and brokerage offsets               1.33%            1.25%           1.48%          1.87%          2.98%
Net investment income (loss)                         (0.09%)           0.38%          (0.25%)        (0.67%)        (1.82%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2005 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.74       $     4.40      $     3.40     $     4.61     $     5.65
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                  (0.04)(b)        (0.00)(a)       (0.01)         (0.05)         (0.04)
Net realized and unrealized gains (losses)
 on securities                                        0.21             0.34            1.01          (1.16)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.17             0.34            1.00          (1.21)         (1.04)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                            0.00             0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(c)
                                                -------------------------------------------------------------------------
Total distributions                                   0.00             0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     4.91       $     4.74      $     4.40     $     3.40     $     4.61
                                                =========================================================================

TOTAL RETURN(d)                                       3.59%            7.73%          29.41%        (26.25%)       (18.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    1,453       $    2,110      $    1,709     $    1,013     $    1,599
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(e)             2.19%            2.01%           2.30%          2.14%          2.20%
Expenses with reimbursements,
 earnings credits and brokerage offsets               2.18%            2.00%           2.30%          2.14%          2.19%
Net investment loss                                  (0.97%)          (0.34%)         (1.08%)        (0.95%)        (1.03%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.66       $     4.32      $     3.34     $     4.55     $     5.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.03)(a)         0.04            0.04          (0.07)         (0.13)
Net realized and unrealized gains (losses)
 on securities                                        0.20             0.30            0.94          (1.14)         (0.98)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.17             0.34            0.98          (1.21)         (1.11)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)            0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)            0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     4.82       $     4.66      $     4.32     $     3.34     $     4.55
                                                =========================================================================

TOTAL RETURN(c)                                       3.68%            7.87%          29.34%        (26.59%)       (19.58%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    2,012       $      571      $      357     $      186     $      270
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(d)             1.98%            1.99%          2.29%          2.77%          3.17%
Expenses with reimbursements,
 earnings credits and  brokerage offsets              1.96%            1.99%          2.28%          2.76%          3.16%
Net investment loss                                  (0.72%)          (0.24%)        (1.04%)        (1.55%)        (2.01%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                             126%             115%           123%           152%           144%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.98% (2005), 1.99% (2004), 2.29% (2003), 3.02% (2002), AND
    3.56% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD. SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.96       $     4.57      $     3.50     $     4.69     $     5.69
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.00(a)          0.02            0.00(a)        0.00(a)        0.00(a)
Net realized and unrealized gains (losses)
 on securities                                        0.23             0.39            1.07          (1.19)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.23             0.41            1.07          (1.19)         (1.00)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.02)           0.00(b)        0.00(b)        0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.02)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.18       $     4.96      $     4.57     $     3.50     $     4.69
                                                =========================================================================

TOTAL RETURN                                          4.64%            8.97%          30.67%        (25.33%)       (17.55%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $  215,556       $  233,410      $  233,333     $  191,701     $  288,752
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(c)             1.13%            1.06%           1.13%          1.08%          1.14%
Expenses with reimbursements,
 earnings credits and brokerage offsets               1.12%            1.06%           1.13%          1.08%          1.14%
Net investment income                                 0.11%            0.56%           0.06%          0.11%          0.02%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2005, 2003, 2002, AND 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.91       $     4.53      $     3.47     $     4.74     $     5.74
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          0.01             0.03            0.06          (0.08)         (0.01)
Net realized and unrealized gains (losses)
 on securities                                        0.22             0.37            1.00          (1.19)         (0.99)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.23             0.40            1.06          (1.27)         (1.00)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.02)           0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(a)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.02)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.13       $     4.91      $     4.53     $     3.47     $     4.74
                                                =========================================================================

TOTAL RETURN                                          4.78%            8.88%          30.55%        (26.79%)       (17.39%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $      270       $      247      $      211     $       57     $       51
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,  but no
 earnings credits or brokerage offsets(b)             1.10%            1.00%           1.35%          2.95%          2.73%
Expenses with reimbursements, earnings
 credits and brokerage offsets                        1.09%            1.00%           1.35%          2.95%          2.72%
Net investment income (loss)                          0.15%            0.54%          (0.12%)        (1.78%)        (1.68%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                             126%             115%            123%           152%           144%

(a) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.10% (2005), 1.00% (2004), 1.35% (2003), 4.68% (2002), AND
    82.23% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                   2005             2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.72       $     4.38      $     3.39     $     4.60     $     5.68
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                  (0.05)(a)        (0.01)          (0.23)         (0.30)         (0.09)
Net realized and unrealized gains (losses)
 on securities                                        0.18             0.25            1.22          (0.91)         (0.99)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.13             0.24            0.99          (1.21)         (1.08)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                            0.00             0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                   0.00             0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Other:
Payment by Service Provider                           0.00             0.10(c)         0.00           0.00           0.00
Net Asset Value, end of year                    $     4.85       $     4.72      $     4.38     $     3.39     $     4.60
                                                =========================================================================

TOTAL RETURN(d)                                       2.75%            7.76%          29.20%        (26.30%)       (18.99%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                  $        8       $       32      $       30     $       33     $      127
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(e)             2.16%            1.90%           2.27%          2.47%          3.14%
Expenses with reimbursements, earnings
 credits and brokerage offsets                        2.15%            1.90%           2.26%          2.46%          3.13%
Net investment loss                                  (0.98%)          (0.29%)         (1.11%)        (1.29%)        (1.96%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             126%             115%            123%           152%           144%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) A SERVICE PROVIDER REIMBURSED THE FUND'S CLASS T SHARES FOR LOSSES RESULTING FROM CERTAIN SHAREHOLDER ADJUSTMENTS WHICH OTHERWISE WOULD HAVE REDUCED TOTAL RETURN BY 2.28%.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.59% (2005), 1.90% (2004), 2.27% (2003), 3.71% (2002), AND
    6.32% (2001).
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Equity Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $242,834 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $105,473 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                   TRANSFER
                                                  AGENCY FEES
     ---------------------------------------------------------
     Class A                                      $      2,522
     Class B                                      $      5,100
     Class C                                      $      1,322
     Class R                                      $        518
     Class T                                      $        128

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class T share class of the Fund for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2005, Class T was reimbursed $44, which reduced the amount paid to DTI to $84.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $5,449 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $17,460 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $172,072 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                     DISTRIBUTION     SHAREHOLDER
                                         FEES       SERVICING FEES
     -------------------------------------------------------------
     Class A                                  N/A   $        3,123
     Class B                         $     12,764   $        4,255
     Class C                         $     12,449   $        4,150
     Class T                         $         25   $           25

During the year ended December 31, 2005, DSC retained $1,232 and $35 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $6,210 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                 AMOUNT OF WAIVER
     ---------------------------------------------------------------
     9/1/04 to 8/31/05                              $        200,000
     9/1/05 to 8/31/06                              $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $7,492, which reduced the amount paid to Mellon Bank to $4,489.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET         PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES     CAPITAL
     ---------------------------------------------------------
          $ (3,069)                $ 3,069              $   0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                        2005            2004
                                    -----------------------------
     DISTRIBUTIONS PAID FROM:
      Ordinary Income               $     435,803   $     949,999
      Long-Term Capital Gain        $           0   $           0
                                    -----------------------------
                                    $     435,803   $     949,999
                                    =============================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $20,044,046. Accumulated capital losses as of December 31, 2005 were:

     EXPIRATION                                         AMOUNT
     --------------------------------------------------------------
        2009                                        $    29,494,922
        2010                                        $    50,083,635
                                                    ---------------
                                                    $    79,578,557
                                                    ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral                     $     (555,661)
     Undistributed Ordinary Income                          $      209,198
     Other Book/Tax Differences                             $      (49,237)
     Federal Tax Cost                                       $  211,266,313
     Gross Tax Appreciation of Investments                  $   16,901,507
     Gross Tax Depreciation of Investments                  $   (5,054,962)
     Net Tax Appreciation                                   $   11,846,545

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         YEAR ENDED                         YEAR ENDED
                                                      DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                  SHARES           AMOUNT            SHARES          AMOUNT
CLASS A
Sold                                                133,918   $        645,347        167,335   $        765,894
Dividends or Distributions Reinvested                   258   $          1,321            404   $          1,961
Redeemed                                           (127,183)  $       (618,053)      (133,430)  $       (593,422)
                                               -----------------------------------------------------------------
Net Increase                                          6,993   $         28,615         34,309   $        174,433
                                               =================================================================

CLASS B
Sold                                                 13,761   $         63,612        215,457   $        939,503
Redeemed                                           (162,888)  $       (765,761)      (159,027)  $       (702,033)
                                               -----------------------------------------------------------------
Net Increase (Decrease)                            (149,127)  $       (702,149)        56,430   $        237,470
                                               =================================================================

CLASS C
Sold                                                331,465   $      1,510,039         63,935   $        278,992
Dividends or Distributions Reinvested                   275   $          1,336              0   $              0
Redeemed                                            (36,722)  $       (168,857)       (24,034)  $       (105,626)
                                               -----------------------------------------------------------------
Net Increase                                        295,018   $      1,342,518         39,901   $        173,366
                                               =================================================================

                                                         YEAR ENDED                         YEAR ENDED
                                                      DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                  SHARES           AMOUNT            SHARES          AMOUNT
CLASS F
Sold                                                587,677   $      2,884,040      1,109,016   $      5,075,748
Dividends or Distributions Reinvested                71,482   $        373,127        165,648   $        819,960
Redeemed                                         (6,113,337)  $    (30,102,729)    (5,197,897)  $    (24,012,080)
                                               -----------------------------------------------------------------
Net Decrease                                     (5,454,178)  $    (26,845,562)    (3,923,233)  $    (18,116,372)
                                               =================================================================

CLASS R
Sold                                                  4,796   $         23,193         36,325   $        170,596
Dividends or Distributions Reinvested                   150   $            778            223   $          1,096
Redeemed                                             (2,559)  $        (12,075)       (32,838)  $       (141,937)
                                               -----------------------------------------------------------------
Net Increase                                          2,387   $         11,896          3,710   $         29,755
                                               =================================================================

CLASS T
Sold                                                  1,538   $          7,232             14   $             65
Redeemed                                             (6,655)  $        (30,338)           (14)  $            (65)
                                               -----------------------------------------------------------------
Net Increase (Decrease)                              (5,117)  $        (23,106)             0   $              0
                                               =================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $268,939,916 and $293,530,183, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Equity Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 100% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Equity Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking fourth out of 15 Lipper-selected "peer funds," and in the second quintile of its Lipper large-cap growth fund performance universe, ranking 184th of 640 funds. The Fund's performance within its Lipper-selected group and universe for the three-year period ended December 31, 2004 had placed it in the first quintile, with the Fund having placed in the second quintile of its Lipper-selected group and in the first quintile of its Lipper-selected universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Equity Growth Fund's management fees ranked in the first (best) quintile of its Lipper competitive expense group, with the Fund's fees the second lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 13 of the 15 funds in its group. The Fund's management fees were in the second best quintile of its Lipper expense universe, placing 49th lowest of 171 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that

Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS EQUITY GROWTH FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-EQG-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS
MONEY MARKET FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Government Securities Fund Management Overview                                 3
Fund Expenses                                                                  8
Government Securities Fund Statement of Investments                           10
Money Market Fund Statement of Investments*                                   12
Statements of Assets and Liabilities                                          14
Statements of Operations                                                      15
Statements of Changes in Net Assets                                           16
Government Securities Fund Financial Highlights                               17
Money Market Fund Financial Highlights                                        18
Notes to Financial Statements                                                 19
Report of Independent Registered Public Accounting Firm                       27
Other Tax Information                                                         28
Factors Considered in Renewing the Advisory Agreement                         29
Your Board Representatives                                                    37

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

    Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Funds reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                           DISTRIBUTOR
Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY  10166
Denver, CO  80206

*This report includes financial information for the Money Market Fund as of December 31, 2005, but does not include a discussion of that Fund's performance.

     The views expressed in the Government Securities Fund management overview reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. The amounts of the Funds' holdings as of December 31, 2005 are included in the Statements of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

GOVERNMENT SECURITIES FUND
MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF MARGARET DANUSER]

A DISCUSSION WITH PORTFOLIO MANAGER MARGARET DANUSER, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

HIGH OIL PRICES, HURRICANES AND THE FEDERAL FUNDS RATE

In the first three quarters of 2005, increasingly higher oil prices, a strengthening dollar and higher short-term interest rates were held accountable for the perceived slowdown in the fixed-income markets, although the housing market provided a considerable offset to these factors, as well as stimulus to the economy. The third quarter was hit hard economically, with record crude oil prices, two devastating Gulf Coast hurricanes, and two Federal Reserve rate hikes, all of which significantly influenced the bond market. Rising energy prices sparked fears of inflation. Massive rebuilding plans financed through fiscal spending for the areas hit by the hurricanes were expected to boost growth; however, the concern over how this may affect the bond market became pervasive. The situation was somewhat tempered by the Federal Reserve's actions and statements demonstrating its determination to remain vigilant on inflation, and by the fact that it raised short-term rates by 50 basis points in the third quarter. The fourth quarter saw a bond market affected by a drop in oil prices, indicating less inflationary pressures, a slowing in housing market activity, and speculation that the Federal Reserve was nearing the end of its tightening cycle, although the federal funds rate was raised to 4.25% by the period's end, the eighth 25 basis point hike during 2005.

[SIDENOTE]

"THE FUND HELD ALMOST 30% OF ASSETS IN TREASURIES, WHICH PROVED TO BE A POSITIVE SHIFT IN COMPOSITION, AS TREASURIES PERFORMED STRONGLY."

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Government Securities     Lehman Brothers U.S.
                 Fund Class F Shares       Gov't Comp. Index
  12/31/1995     $10,000.00                $10,000.00
  12/31/1996     $10,233.79                $10,277.27
  12/31/1997     $11,040.50                $11,261.64
  12/31/1998     $12,118.28                $12,371.03
  12/31/1999     $11,660.73                $12,093.68
  12/29/2000     $12,893.62                $13,694.88
  12/31/2001     $13,714.58                $14,686.01
  12/31/2002     $15,203.81                $16,374.74
  12/31/2003     $15,511.64                $16,763.40
  12/31/2004     $15,950.07                $17,346.69
  12/30/2005     $16,164.58                $17,805.61


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers.

The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The total return figures cited for this index do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

CLASS F SHARES                 1         5        10        SINCE
INCEPTION DATE               YEAR      YEARS    YEARS     INCEPTION
-------------------------------------------------------------------
3/1/88                       1.35%     4.63%    4.92%       5.69%

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distribut ions, fee waivers, and adjustments for financial statement purposes.

FLATTENING YIELD CURVE

Throughout the 12-month period, a flattening yield curve, which indicates slowing economic growth, was the dominant theme in the bond market. The long end of the curve, which typically reacts to inflation expectations, rallied during most of the period in the belief that the Federal Reserve is anticipatory in its move to contain inflation. The yield curve's short end, which is usually more responsive to federal funds rate changes, saw yields move higher, causing an overall flattening. However, the yield curve actually inverted at the end of December, with 10-year yields dropping slightly below 2-year Treasury yields, as traders anticipated another federal funds rate hike in January 2006 and held expectations that higher rates would contain inflation. The bond market gained 2.65% as measured by the Lehman Brothers U.S. Government Composite Index for the 12-month period ended December 31, 2005, while the Dreyfus Founders Government Securities Fund underperformed, returning 1.35% for the same timeframe.

LONGER DURATION AND TREASURIES AIDED PERFORMANCE

The Fund's duration was lengthened slightly throughout the period, helping relative performance, as the longer-dated sectors gained more than the shorter-dated maturities for the 12-month period. The Fund used cash and reallocated the proceeds from some of its shorter-dated maturities to buy into the 5- to 10-year maturity range.

PORTFOLIO COMPOSITION OF NET ASSETS

Government Sponsored Enterprises    53.20%
Treasuries                          29.00%
Domestic Mortgage                    5.50%
Foreign Government                   2.90%
Domestic Corporate                   3.50%
Cash                                 5.90%

Government Sponsored Enterprises (GSEs) are not backed by the full faith and credit of the U.S. Government, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

    A fairly high weighting in Treasuries for most of the year also benefited the Fund's relative performance. By the end of the second quarter, the Fund had invested 25.4% of assets in Treasuries. In the fourth quarter, the Fund held almost 30% of assets in Treasuries, which proved to be a positive shift in Fund composition, as Treasuries performed strongly for the period.

UNDERWEIGHT POSITION IN MORTGAGES HURT RETURN

The Fund's relative underweight position in mortgages hindered the Fund's performance, as mortgages were the second-best performing asset class behind Treasuries for the year. However, exposure to mortgage securities issued by Ginnie Mae in the latter half of the year helped the Fund, as these outperformed other mortgage bonds.

    The Fund's heavy weighting in Agency securities also served to dampen performance, as Agencies lagged during the year due to widening spreads.

IN CONCLUSION

The bond market faced some uncertainty with the retirement of Federal Reserve Chairman Alan Greenspan and the introduction of a new Chairman in the first quarter of 2006. Treasury borrowing needs are nearing record levels and are expected to continue to grow, leading many observers to wonder how much longer yields can stay low given the amount of issuance expected to flood the market in the first quarter.

     At the end of the period, we continue to be cautious on the bond market, but believe we are nearing the end of the Federal Reserve's tightening cycle. We also believe a flattening of the yield curve will be maintained in the near term, but will likely reverse course when it becomes clear the Federal Reserve is finished with its campaign to raise rates and the effect of prior rate hikes is fully absorbed by the economy. We will continue to monitor data for signs of economic health or deterioration and will adjust the Fund's portfolio accordingly, and will continue to maintain our high quality and liquidity bias and look for value in individual security selection.


/s/ Margaret Danuser

Margaret Danuser
Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of a Fund, you incur ongoing costs, including management fees, Rule 12b-1 fees (Government Securities Fund only), shareholder services fees, and other expenses. The expense examples shown below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense examples are based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense examples in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense examples in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios, and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the hypothetical expenses in the expense examples with the hypothetical expenses that appear in the shareholder reports of other funds.

GOVERNMENT SECURITIES FUND EXPENSE EXAMPLE

                          BEGINNING       ENDING         EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                          (7/1/05)       (12/31/05)    (7/1/05-12/31/05)
------------------------------------------------------------------------
ACTUAL                  $  1,000.00     $    998.23      $      5.69
HYPOTHETICAL               1,000.00        1,019.44             5.77

*Expenses are equal to the Fund's annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio reflects reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates and earnings credits.

MONEY MARKET FUND EXPENSE EXAMPLE

                         BEGINNING        ENDING         EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                          (7/1/05)       (12/31/05)    (7/1/05-12/31/05)
------------------------------------------------------------------------
ACTUAL                  $  1,000.00     $  1,006.86       $      5.16
HYPOTHETICAL               1,000.00        1,020.00              5.21

*Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio reflects reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates and earnings credits.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2005

PRINCIPAL AMOUNT                                                                                             MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--87.3%
AGENCY PASS THROUGH--1.9%
$       160,470   U.S. Small Business Administration Series 10-A
                  6.64% 2/1/11                                                                            $       167,845
                                                                                                          ---------------
GOVERNMENT SPONSORED ENTERPRISES--52.9%
        225,000   Federal Agricultural Mortgage Corporation
                  6.865% 8/10/09                                                                                  240,608
                  Federal Farm Credit Bank:
        300,000   4.70% 12/10/14                                                                                  297,618
        300,000   4.85% 10/25/12                                                                                  301,788
        285,000   5.35% 6/16/14                                                                                   295,579
                  Federal Home Loan Bank:
        200,000   4.50% 11/15/12                                                                                  196,874
        495,000   5.625% 2/15/08                                                                                  503,870
                  Federal Home Loan Mortgage Corporation:
        200,000   4.50% 1/15/15                                                                                   196,190
        200,000   4.875% 11/15/13                                                                                 200,946
        400,000   5.625% 3/15/11                                                                                  415,776
                  Federal National Mortgage Association:
        300,000   6.625% 10/15/07                                                                                 309,489
        250,000   7.125% 6/15/10                                                                                  273,460
        100,000   Sallie Mae 7.35% 8/1/10                                                                         110,539
                  Tennessee Valley Authority:
        500,000   4.75% 8/1/13                                                                                    500,425
        500,000   5.375% 11/13/08                                                                                 508,930
        350,000   7.125% 5/1/30                                                                                   454,794
                                                                                                          ---------------
                                                                                                                4,806,886
                                                                                                          ---------------
MORTGAGE-BACKED SECURITIES: FHLMC/FNMA/SPONSORED--1.1%
         10,936   Federal Home Loan Mortgage Corporation
                  7.50% 11/1/29 Pool #C32819                                                                       11,487
                  Federal National Mortgage Association:
         24,461   6.50% 10/1/31 Pool #596063                                                                       25,144
         64,312   7.00% 3/1/12 Pool #373543                                                                        66,836
                                                                                                          ---------------
                                                                                                                  103,467
                                                                                                          ---------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--2.5%
                  Government National Mortgage Association:
        129,646   6.00% 1/15/33 Pool #563709                                                                      132,898
         85,873   6.50% 5/15/26 Pool #417388                                                                       89,922
                                                                                                          ---------------
                                                                                                                  222,820
                                                                                                          ---------------

PRINCIPAL AMOUNT                                                                                             MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES--28.9%
                  U.S. Treasury Inflation Index Note:
$       252,398   3.375% 1/15/12                                                                          $       271,274
        457,784   3.50% 1/15/11                                                                                   489,036
                  U.S. Treasury Note:
        250,000   4.25% 8/15/13                                                                                   247,765
        200,000   4.25% 8/15/14                                                                                   197,812
        300,000   4.25% 8/15/15                                                                                   296,121
        200,000   5.00% 2/15/11                                                                                   205,992
        200,000   5.00% 8/15/11                                                                                   206,430
        500,000   6.25% 2/15/07                                                                                   509,610
        200,000   7.00% 7/15/06                                                                                   202,648
                                                                                                          ---------------
                                                                                                                2,626,688
                                                                                                          ---------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST--$7,845,379)                                                                                              7,927,706
                                                                                                          ---------------
GOVERNMENT BONDS (FOREIGN)--2.9%
CAD     305,000   Province of Saskatchewan
                  6.00% 6/1/06 (CA)                                                                               264,853
                                                                                                          ---------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST--$202,014)                                                                                                  264,853
                                                                                                          ---------------
CORPORATE BONDS (DOMESTIC)--3.5%
$       300,000   Stanford University
                  6.16% 4/30/11                                                                                   317,915
                                                                                                          ---------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$299,998)                                                                                                  317,915
                                                                                                          ---------------

PRINCIPAL AMOUNT                                                                                           AMORTIZED COST
-------------------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--4.4%
SPECIAL PURPOSE ENTITY--4.4%
$       400,000   CAFCO LLC
                  4.12% 1/3/06~                                                                           $       399,908
                                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$399,908)                                                                                        399,908
                                                                                                          ---------------
TOTAL INVESTMENTS--98.1%
(TOTAL COST--$8,747,299)                                                                                        8,910,382
                                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--1.9%                                                                                169,195
                                                                                                          ---------------
NET ASSETS--100.0%                                                                                        $     9,079,577
                                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $399,908, OR 4.4%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
    CA - CANADA

    SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2005

PRINCIPAL AMOUNT                                                                                           AMORTIZED COST
-------------------------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES--8.0%
GOVERNMENT SECURITIES--8.0%
                  Federal Home Loan Mortgage Corporation:
$       635,000   4.09% 1/3/06                                                                            $       634,853
        539,000   4.17% 1/9/06                                                                                    538,500
      1,300,000   Federal National Mortgage Association
                  4.44% 6/14/06                                                                                 1,273,705
                                                                                                          ---------------
                                                                                                                2,447,058
                                                                                                          ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(COST--$2,447,058)                                                                                              2,447,058
                                                                                                          ---------------
CORPORATE SHORT-TERM NOTES--91.7%
AGRICULTURAL PRODUCTS--5.2%
      1,600,000   Golden Peanut Company LLC
                  4.15% 1/18/06                                                                                 1,596,864
                                                                                                          ---------------
AUTOMOBILE MANUFACTURERS--3.6%
      1,100,000   Toyota Motor Credit Corporation
                  4.27% 1/30/06                                                                                 1,096,216
                                                                                                          ---------------
BREWERS--3.6%
      1,100,000   Anheuser-Busch Company
                  4.33% 3/23/06~                                                                                1,089,283
                                                                                                          ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.2%
      1,000,000   Paccar Financial Corporation
                  4.35% 3/24/06                                                                                   990,092
                                                                                                          ---------------
CONSUMER ELECTRONICS--4.2%
      1,300,000   Sharp Electronics Corporation
                  4.21% 1/19/06                                                                                 1,297,264
                                                                                                          ---------------
DIVERSIFIED BANKS--4.2%
      1,300,000   HSBC Finance Corporation
                  4.26% 1/12/06                                                                                 1,298,308
                                                                                                          ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--4.9%
      1,500,000   Hitachi America Capital Limited
                  4.25% 1/10/06                                                                                 1,498,406
                                                                                                          ---------------
HEALTHCARE EQUIPMENT--2.9%
        900,000   Becton Dickinson & Company
                  4.23% 1/13/06                                                                                   898,731
                                                                                                          ---------------
HOUSEHOLD APPLIANCES--3.6%
      1,100,000   Stanley Works, Inc.
                  4.29% 1/26/06~                                                                                1,096,723
                                                                                                          ---------------
HOUSEHOLD PRODUCTS--4.4%
      1,361,000   Procter & Gamble Company
                  4.18% 1/5/06~                                                                                 1,360,368
                                                                                                          ---------------
MULTI-LINE INSURANCE--8.3%
                  American Family Financial Services:
        750,000   3.96% 1/20/06                                                                                   748,433
        800,000   4.28% 3/31/06                                                                                   791,535
      1,000,000   American General Finance Corporation
                  4.28% 1/25/06                                                                                   997,147
                                                                                                          ---------------
                                                                                                                2,537,115
                                                                                                          ---------------

PRINCIPAL AMOUNT                                                                                           AMORTIZED COST
-------------------------------------------------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES--7.8%
$     1,300,000   American Express Company
                  4.23% 1/11/06                                                                           $     1,298,473
      1,100,000   National Rural Utilities Cooperative Finance
                  4.23% 1/6/06                                                                                  1,099,354
                                                                                                          ---------------
                                                                                                                2,397,827
                                                                                                          ---------------
PHARMACEUTICALS--4.2%
      1,300,000   Novartis Finance Corporation
                  4.15% 1/5/06~                                                                                 1,299,401
                                                                                                          ---------------
PROPERTY & CASUALTY INSURANCE--4.3%
      1,300,000   General RE Corporation
                  4.02% 1/17/06                                                                                 1,297,678
                                                                                                          ---------------
PUBLISHING--5.1%
      1,565,000   Gannett Company
                  4.13% 1/4/06                                                                                  1,564,461
                                                                                                          ---------------
SPECIAL PURPOSE ENTITY--22.2%
                  CAFCO LLC:
      1,200,000   4.27% 1/13/06~                                                                                1,198,292
        300,000   4.30% 2/16/06~                                                                                  298,352
      1,300,000   Ciesco LLC
                  4.24% 1/23/06~                                                                                1,296,608
      1,300,000   Metlife Funding, Inc.
                  4.20% 1/4/06                                                                                  1,299,545
      1,200,000   Nestle Capital Corporation
                  4.12% 1/9/06~                                                                                 1,198,901
      1,500,000   Prudential Funding
                  4.26% 1/24/06                                                                                 1,495,918
                                                                                                          ---------------
                                                                                                                6,787,616
                                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$28,106,353)                                                                                  28,106,353
                                                                                                          ---------------
TOTAL INVESTMENTS--99.7%
(TOTAL COST--$30,553,411)                                                                                      30,553,411
                                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--0.3%                                                                                 86,587
                                                                                                          ---------------
NET ASSETS--100.0%                                                                                        $    30,639,998
                                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $8,837,928, OR 28.8%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.

PORTFOLIO COMPOSITION OF NET ASSETS

CATEGORY                                                                                                        VALUE (%)
-------------------------------------------------------------------------------------------------------------------------
U.S. Agency Discount Notes                                                                                           8.00%
Corporate Short-Term Notes                                                                                          91.70%
Other                                                                                                                0.30%

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

                                                               GOVERNMENT             MONEY
                                                            SECURITIES FUND        MARKET FUND
ASSETS
Investment securities, at cost                             $       8,747,299    $      30,553,411
                                                           -----------------    -----------------
Investment securities, at market                                   8,910,382           30,553,411
Cash                                                                  80,238              124,958
Receivables:
   Capital shares sold                                                26,569               58,640
   Dividends and interest                                            116,473                    0
   Other assets                                                      104,895               53,842
                                                           -----------------    -----------------
Total Assets                                                       9,238,557           30,790,851
                                                           -----------------    -----------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                            39,024               59,549
   Advisory fees                                                       2,761               11,783
   Shareholder servicing fees                                          1,669                4,990
   Accounting fees                                                       250                  920
   Distribution fees                                                     283                    0
   Transfer agency fees                                                  597                2,492
   Custodian fees                                                        129                  326
   Directors' deferred compensation                                  104,895               53,842
   Other                                                               7,846               16,239
   Dividends                                                           1,526                  712
                                                           -----------------    -----------------
Total Liabilities                                                    158,980              150,853
                                                           -----------------    -----------------
Net Assets                                                 $       9,079,577    $      30,639,998
                                                           =================    =================

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                    $       9,025,201    $      30,636,332
Undistributed net investment income                                   66,699               24,819
Accumulated net realized loss from security
 and foreign currency transactions                                  (176,800)             (21,153)
Net unrealized appreciation on investments
 and foreign currency translation                                    164,477                    0
                                                           -----------------    -----------------
Total                                                      $       9,079,577    $      30,639,998
                                                           =================    =================

CLASS F
Net Assets                                                 $       9,079,577    $      30,639,998
Shares Outstanding                                                   932,818           30,639,998
Net Asset Value, Offering and Redemption Price Per Share   $            9.73    $            1.00

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2005

                                                              GOVERNMENT              MONEY
                                                            SECURITIES FUND        MARKET FUND
INVESTMENT INCOME
Interest                                                   $         474,672    $       1,068,853
                                                           -----------------    -----------------
Total Investment Income                                              474,672            1,068,853
                                                           -----------------    -----------------

EXPENSES
Advisory fees--Note 2                                                 63,965              166,919
Shareholder servicing fees--Note 2                                    18,400               60,629
Accounting fees--Note 2                                                3,154               10,783
Distribution fees--Note 2                                             24,602                    0
Transfer agency fees--Note 2                                           8,178               23,331
Registration fees                                                     13,769               19,923
Postage and mailing expenses                                             823                8,653
Custodian fees and expenses--Note 2                                    2,362                2,913
Printing expenses                                                      5,219               23,481
Legal and audit fees                                                   2,859               11,736
Directors' fees and expenses--Note 2                                   3,038                6,987
Other expenses                                                        12,375               24,410
                                                           -----------------    -----------------
   Total Expenses                                                    158,744              359,765
   Earning Credits                                                    (2,084)              (2,842)
   Reimbursed/Waived Expenses                                        (52,141)             (17,825)
                                                           -----------------    -----------------
Net Expenses                                                         104,519              339,098
                                                           -----------------    -----------------
Net Investment Income                                                370,153              729,755
                                                           -----------------    -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACATIONS
Net Realized Gain on:
   Security Transactions                                              19,878                    0
   Foreign Currency Transactions                                       1,407                    0
                                                           -----------------    -----------------
Net Realized Gain                                                     21,285                    0
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                   (267,196)                   0
                                                           -----------------    -----------------
Net Realized and Unrealized Loss                                    (245,911)                   0
                                                           -----------------    -----------------
Net Increase in Net Assets Resulting from Operations       $         124,242    $         729,755
                                                           =================    =================

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          GOVERNMENT                              MONEY
                                                        SECURITIES FUND                        MARKET FUND
                                                --------------------------------    --------------------------------
                                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                 DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                     2005              2004              2005              2004
OPERATIONS
Net Investment Income                           $      370,153    $      386,716    $      729,755    $      193,011
Net Realized Gain
 on Security and Foreign
 Currency Transactions                                  21,285            75,280                 0                 0
Net Change in Unrealized
 Appreciation/Depreciation
 of Investments and Foreign
 Currency Translation                                 (267,196)         (144,437)                0                 0
                                                --------------    --------------    --------------    --------------
Net Increase in Net Assets
 Resulting from Operations                             124,242           317,559           729,755           193,011
                                                --------------    --------------    --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment
 Income Class F                                       (371,480)         (386,716)         (729,755)         (193,011)
                                                --------------    --------------    --------------    --------------
Net Decrease from Dividends
 and Distributions                                    (371,480)         (386,716)         (729,755)         (193,011)
                                                --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Decrease from Capital
 Share Transactions--
 Class F Note 4                                       (809,502)       (2,603,251)       (5,417,713)       (9,036,232)
                                                --------------    --------------    --------------    --------------
Net Decrease in Net Assets                          (1,056,740)       (2,672,408)       (5,417,713)       (9,036,232)
                                                --------------    --------------    --------------    --------------

NET ASSETS
Beginning of year                               $   10,136,317    $   12,808,725    $   36,057,711    $   45,093,943
                                                --------------    --------------    --------------    --------------
End of year                                     $    9,079,577    $   10,136,317    $   30,639,998    $   36,057,711
                                                ==============    ==============    ==============    ==============
Undistributed Net
 Investment Income                              $       66,699    $        4,005    $       24,819    $       21,324

    SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005          2004            2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $     9.97     $    10.04     $    10.18     $     9.55     $     9.41
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.37           0.35           0.34           0.38           0.45
Net realized and unrealized gains
 (losses) on securities                                   (0.24)         (0.07)         (0.14)          0.63           0.14
                                                     ----------------------------------------------------------------------
Total from investment operations                           0.13           0.28           0.20           1.01           0.59
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.37)         (0.35)         (0.34)         (0.38)         (0.45)
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                       (0.37)         (0.35)         (0.34)         (0.38)         (0.45)
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $     9.73     $     9.97     $    10.04     $    10.18     $     9.55
                                                     ======================================================================

TOTAL RETURN                                               1.35%          2.83%          2.03%         10.86%          6.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    9,080     $   10,136     $   12,809     $   15,318     $   11,967
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(a)           1.08%          0.89%          0.95%          0.93%          1.00%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.06%          0.88%          0.94%          0.92%          0.98%
Net investment income                                      3.76%          3.47%          3.36%          3.90%          4.67%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                                   29%            13%            52%            28%            73%

(a) CERTAIN FEES WERE WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.61% (2005), 1.45% (2004), 1.50% (2003), 1.48% (2002), AND 1.50% (2001).
(b) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                      2005           2004               2003               2002           2001
                                                   ------------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                 $     1.00     $     1.00         $     1.00         $     1.00     $     1.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.02           0.00(a),(b)        0.00(a),(b)        0.01           0.03
Net realized and unrealized gains
 (losses) on securities                                  0.00           0.00               0.00               0.00           0.00
                                                   ------------------------------------------------------------------------------
Total from investment operations                         0.02           0.00               0.00               0.01           0.03
---------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                              (0.02)          0.00(c)            0.00(c)           (0.01)         (0.03)
From net realized gains                                  0.00           0.00               0.00               0.00           0.00
                                                   ------------------------------------------------------------------------------
Total distributions                                     (0.02)          0.00               0.00              (0.01)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                       $     1.00     $     1.00         $     1.00         $     1.00     $     1.00
                                                   ==============================================================================

TOTAL RETURN                                             2.23%          0.50%              0.34%              0.98%          3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                     $   30,640     $   36,058         $   45,094         $   60,086     $   75,928
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)         1.03%          0.88%              0.83%              0.80%          0.79%
Expenses with reimbursements,
 earnings credits and brokerage offsets                  1.02%          0.87%              0.83%              0.80%          0.79%
Net investment income                                    2.19%          0.48%              0.35%              0.98%          3.38%
---------------------------------------------------------------------------------------------------------------------------------

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(d) CERTAIN FEES WERE WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.08% (2005), 0.96% (2004), 0.91% (2003), 0.87% (2002), AND 0.84% (2001).

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds. All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATIONS--The Company's board of directors has adopted a policy that requires that Money Market Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing each security at its cost and thereafter accruing any discount or premium at a constant rate to maturity.

Debt securities held by Government Securities Fund with a remaining maturity greater than 60 days at the time of purchase are valued in accordance with the evaluated bid prices supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. Debt securities with a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. Premiums and discounts are amortized on all debt securities.

If market quotations are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Funds may invest at least a portion of their assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Funds could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as separate tax entities for federal income tax purposes.

INVESTMENT INCOME--Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and distributed monthly from net investment income, and net realized capital gains (if any) are distributed annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specific potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Funds. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets and 0.35% of the net assets in excess of $750 million for Money Market Fund.

Founders has contractually agreed in writing to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders has also contractually agreed in writing to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2006, and will not be terminated without prior notice to the Company's board of directors. During the year ended December 31, 2005, Founders waived $29,522 and $16,692 for Government Securities Fund and Money Market Fund, respectively.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. Each Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2005, Government Securities Fund and Money Market Fund were charged $18,400 and $60,629, respectively, pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by DTI are paid by DSC. The out-of-pocket charges from DTI are paid by the Funds. During the year ended December 31, 2005, Government Securities Fund and Money Market Fund were charged $7,501 and $23,331, respectively, for out-of-pocket transfer agent charges.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, Government Securities Fund and Money Market Fund were charged $241 and $822, respectively, for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Funds, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, Government Securities Fund and Money Market Fund paid $677 and $0, respectively, to these entities for such services. These amounts are included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION PLAN--DSC also is the distributor of the Funds' shares. Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, Government Securities Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, $22,235 in expenses eligible for reimbursement under the plan were absorbed by Founders, which resulted in the Fund paying 0.02% under this plan. The 12b-1 fees for

Government Securities Fund in excess of those needed to compensate third parties for distributing the Fund or servicing Fund shareholders will continue to be absorbed by Founders through at least August 31, 2006. This written contractual commitment will not be terminated without prior notice to the Company's board of directors.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee for each fund is its respective pro rata share (based on the relative average daily net assets of all ten of the Company's series) of a fee computed at the annual rate of 0.06% of the average daily net assets of the ten series, taken as a whole, from $0 to $500 million and 0.02% of the net assets of the ten series, taken as a whole, in excess of $500 million. The Funds also reimburse Founders for reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by the custodian, which are shown as earnings credits on the Statements of Operations. The Funds could have employed these assets elsewhere to produce income had they not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Company during the time periods and in the amounts set forth below:

             TIME PERIOD                                     AMOUNT OF WAIVER
          -------------------------------------------------------------------
          9/1/04 to 8/31/05                                    $    200,000
          9/1/05 to 8/31/06                                    $    200,000

The fee waiver is allocated among all series funds of the Company in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the fee waivers for Government Securities Fund and Money Market Fund were $384 and $1,133, respectively, which reduced the amounts paid to Mellon Bank to $1,978 and $1,780, respectively.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Company's ten series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statements of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Funds.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as foreign currency transactions, paydowns, excise tax paid, deferred compensation and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

                                                                  GOVERNMENT           MONEY
                                                               SECURITIES FUND      MARKET FUND
          ---------------------------------------------------------------------------------------
          Undistributed Net Investment Income                  $        64,021    $         3,495
          Undistributed Net Realized Gains
            and Losses                                         $       (64,021)   $        (1,720)
          ---------------------------------------------------------------------------------------
          Paid-In Capital                                      $             0    $        (1,775)
          ---------------------------------------------------------------------------------------

The tax character of distributions paid during 2005 and 2004 was as follows:

                                                                     2005              2004
                                                               ----------------------------------
          GOVERNMENT SECURITIES FUND:
          DISTRIBUTIONS PAID FROM:
           Ordinary Income                                     $       371,480    $       386,716
           Long-Term Capital Gain                              $             0    $             0
                                                               ----------------------------------
                                                               $       371,480    $       386,716
                                                               ==================================

          MONEY MARKET FUND:
          DISTRIBUTIONS PAID FROM:
           Ordinary Income                                     $       729,755    $       193,011
           Long-Term Capital Gain                              $             0    $             0
                                                               ----------------------------------
                                                               $       729,755    $       193,011
                                                               ==================================

The tax components of capital represent distribution requirements the Funds must satisfy under the income tax regulations and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31,

2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Government Securities Fund and Money Market Fund amounted to $0 and $0, respectively. Accumulated capital losses as of December 31, 2005 were:

                           GOVERNMENT SECURITIES FUND

          EXPIRATION                                                              AMOUNT
          ------------------------------------------------------------------------------
             2008                                                            $   134,064
             2013                                                                 17,045
                                                                             -----------
                                                                             $   151,109
                                                                             ===========

                                MONEY MARKET FUND

          EXPIRATION                                                              AMOUNT
          ------------------------------------------------------------------------------
             2007                                                            $     5,448
             2008                                                            $    11,357
             2009                                                            $     2,628
             2013                                                            $       191
                                                                             -----------
                                                                             $    19,624
                                                                             ===========

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

                                                                  GOVERNMENT           MONEY
                                                               SECURITIES FUND      MARKET FUND
          ---------------------------------------------------------------------------------------
          Post-October Capital Loss Deferral                   $       (25,691)   $        (1,529)
          Undistributed Ordinary Income                        $        71,571    $        34,067
          Other Book/Tax Differences                           $        (3,478)   $        (9,248)
          Federal Tax Cost                                     $     8,747,299    $    30,553,411
          Gross Tax Appreciation of Investments                $       259,867    $             0
          Gross Tax Depreciation of Investments                $       (96,784)   $             0
          Net Tax Appreciation                                 $       163,083    $             0

4.  CAPITAL SHARE TRANSACTIONS

Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                                           YEAR ENDED                         YEAR ENDED
                                                        DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                    SHARES            AMOUNT           SHARES            AMOUNT
GOVERNMENT SECURITIES FUND--CLASS F:

Sold                                                   189,954    $    1,875,877           129,420    $    1,294,299
Dividends or Distributions Reinvested                   35,516    $      349,654            36,368    $      362,947
Redeemed                                              (308,891)   $   (3,035,033)         (425,657)   $   (4,260,497)
                                                --------------------------------------------------------------------
Net Decrease                                           (83,421)   $     (809,502)         (259,869)   $   (2,603,251)
                                                ====================================================================
MONEY MARKET FUND--CLASS F:

Sold                                                12,274,691    $   12,274,691        18,101,032    $   18,101,032
Dividends or
Distributions Reinvested                               714,857    $      714,857           188,293    $      188,293
Redeemed                                           (18,407,261)   $  (18,407,261)      (27,325,557)   $  (27,325,557)
                                                --------------------------------------------------------------------
Net Decrease                                        (5,417,713)   $   (5,417,713)       (9,036,232)   $   (9,036,232)
                                                ====================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $0 and $261,421, respectively, for Government Securities Fund. Purchases and sales of long-term U.S. government obligations were $2,527,027 and $2,463,403, respectively, for Government Securities Fund.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Funds did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 0% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Funds designated 0% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

GOVERNMENT SECURITIES FUND. The Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking fourth out of 11 Lipper-selected "peer funds," and in the second quintile of its Lipper intermediate U.S. government fund performance universe, ranking 34th of 90 funds. The Fund's performance within its Lipper-selected group and universe had been in the second quintile for the two-year period ended December 31, 2004. For the three-year period ended on that date, the Fund's performance within its Lipper-selected group had been in the first quintile, and had been in the second quintile within its Lipper-selected universe. The Fund's performance relative to its Lipper-selected group and universe had, therefore, remained relatively stable throughout the past three years. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

MONEY MARKET FUND. The Fund's performance for the one-year period ended December 31, 2004 placed it in the fourth quintile of its Lipper performance group, with the Fund ranking 12th out of 15 Lipper-selected "peer funds," and in the fourth quintile of its Lipper money market fund performance universe, ranking 230th of 377 funds. For the two- and three-year periods ended on December 31, 2004, the Fund's performance within its Lipper-selected group and universe had placed it in the fourth quintile. Although the directors stressed the importance to Founders of the need for the Fund to provide its investors with a satisfactory yield, the directors further recognized that the Fund is managed in a conservative manner to minimize the risk to investors of a loss of any of their investment capital. They further were aware that the Fund primarily serves as a vehicle to shareholders in other Funds who wish to maintain their investments in a money market fund for defensive purposes during periods of market volatility or for other investment-related reasons. Accordingly, the directors deemed the Fund's relative performance results to be acceptable.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THESE RANKINGS REFLECT APPLICABLE FEE WAIVERS.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

GOVERNMENT SECURITIES FUND. The directors noted that for the period ended December 31, 2004, Government Securities Fund's management fees ranked in the first (best) quintile of its Lipper competitive expense group, with the Fund's fees the third lowest of 11 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be higher than all but two of the 11 funds in its group. The Fund's management fees were in the first
(best) quintile of its Lipper expense universe, placing fifth lowest of 30 funds.

Although the directors observed that the Fund's contractual management fee level was higher than most of the funds in its expense group, they further recognized that Founders had agreed to waive the portion of the management fee for Government Securities Fund that would exceed 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000 through at least August 31, 2006.

MONEY MARKET FUND. The directors noted that for the period ended December 31, 2004, Money Market Fund's management fees ranked in the fourth quintile of its Lipper competitive expense group, with the Fund's fees placing 10th of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 10 of the 15 in its group. The Fund's management fees were in the fourth quintile of its Lipper expense universe, placing 90th lowest of 138 funds.

Although the directors recognized that Money Market Fund's management fees were higher than many of its peer funds selected by Lipper, the directors further noted that Founders had agreed to waive the portion of its management fee for the Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of such assets, and 0.30% of the Fund's average net assets in excess of $750,000,000 through at least August 31, 2006.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors observed that this Fund, Dreyfus Founders Money Market Fund, had experienced increased overall expenses due to a decline in the Fund's assets. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

                       This page intentionally left blank.

DREYFUS FOUNDERS FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-GMM-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

PAPERLESS DELIVERY OF THIS REPORT

{GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that Fund information on our website.

    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                           DISTRIBUTOR
Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC COUNTERBALANCE

2005 was a year of robust economic and corporate profit growth. Employment levels improved, the housing market remained resilient, and consumer spending continued to advance at a steady pace. However, the year also saw the Federal Reserve raising the federal funds rate to end the period at 4.25%, and skyrocketing energy prices reaching record highs.

    The stock market oscillated slightly for most of the period. Fortunately, a fourth quarter rally enabled the market to finish the calendar year in positive territory.

STOCK SELECTION DROVE PERFORMANCE

The period saw no investment strategy shifts in the Fund, as we continued to search for growth-stock opportunities using a fundamental-based, bottom-up approach. We continued to explore investment theses and meet with company management teams in an attempt to assemble the greatest growth potential for Fund shareholders. This approach led to positive stock picking overall for the period, although relative weightings partially offset this gain. For the 12-month period ended December 31, 2005, the Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.26%.

[SIDENOTE]

"OUR INVESTMENT APPROACH LED TO POSITIVE STOCK PICKING OVERALL FOR THE PERIOD, ALTHOUGH RELATIVE WEIGHTINGS PARTIALLY OFFSET THIS GAIN."

IT, INDUSTRIALS AND CONSUMER STAPLES BOOSTED FUND PERFORMANCE

The Fund's relative performance was driven by strong selection of investments in the information technology (IT) sector, the transportation industry within the industrials sector, and the consumer staples sector.

    The information technology sector offered numerous growth opportunities. Driven by the popularity of the company's line of iPod digital music players and the increased popularity of its Macintosh computers, APPLE COMPUTER, INC. had a triple-digit stock price increase for the period. Broadcom Corporation saw excellent demand for its semiconductors used in wireless networking, communications and industrial applications. AUTODESK, INC., driven by demand and market share for its CAD/CAM software products, combined with improving operating margins, experienced better-than-expected revenue and earnings growth rates. SanDisk, inc. and ADOBE SYSTEMS, INC. were other notable strong performers in the information technology sector.

    Railroad and airline companies within the industrials sector's transportation industry began to see pricing power, partially driven by the ability to pass along higher fuel costs, but primarily as a result of controlled capacity growth. UNION PACIFIC CORPORATION had a double-digit stock price increase during the period. AMR CORPORATION, parent company of American Airlines, experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and the company management's ability to reign in costs. US AIRWAYS GROUP, INC. saw improved pricing due to industry consolidation and its merger with America West Airlines, allowing for the elimination of duplicate costs.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Consumer Staples

   Consumer staples holding Gillette Company was acquired during the period by PROCTER & GAMBLE COMPANY for a significant premium, which aided the Fund's return. Healthcare issue GENENTECH, INC. had solid revenue and earnings growth driven by the sales of its cancer treatment, Avastin(R).

UNDERWEIGHT POSITIONS DRAINED RELATIVE PERFORMANCE

Relative underweight positions and poor stock picking in both the healthcare and energy sectors produced the largest drain on the Fund's relative performance. One stock that underperformed for the Fund during the period was healthcare issue MGI PHARMA, INC. Uneven sales trends for the company's chemotherapy drug, Aloxi(R), paired with a FDA approval delay for one of the company's new drugs drove the stock price lower.

    In the telecommunications services sector, weak individual performers such as Avaya, Inc. hampered the Fund. A difficult integration of a German acquisition combined with volatile growth trends led to Avaya's sub-par performance. The Fund exited its position in this company during the period.

LARGEST EQUITY HOLDINGS (ticker symbol)

  1.  MICROSOFT CORPORATION (MSFT)                                 5.24%
  2.  GENERAL ELECTRIC COMPANY (GE)                                3.32%
  3.  GOOGLE, INC. CLASS A (GOOG)                                  3.24%
  4.  COLGATE-PALMOLIVE COMPANY (CL)                               2.52%
  5.  ACCENTURE LIMITED CLASS A (ACN)                              2.15%
  6.  LINEAR TECHNOLOGY CORPORATION (LLTC)                         2.05%
  7.  JOHNSON & JOHNSON (JNJ)                                      2.04%
  8.  APPLE COMPUTER, INC. (AAPL)                                  1.91%
  9.  COMCAST CORPORATION SPECIAL CLASS A (CMCSK)                  1.90%
 10.  PROCTER & GAMBLE COMPANY (PG)                                1.87%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Growth Fund        S&P 500         Russell 1000
                 Class F  Shares    Index           Growth Index
  12/31/1995     $10,000.00         $10,000.00      $10,000.00
  12/31/1996     $11,656.55         $12,296.03      $12,312.25
  12/31/1997     $14,755.97         $16,398.39      $16,066.13
  12/31/1998     $18,449.98         $21,084.82      $22,284.79
  12/31/1999     $25,656.94         $25,521.39      $29,674.20
  12/29/2000     $18,670.73         $23,197.82      $23,019.77
  12/31/2001     $14,013.03         $20,440.57      $18,318.42
  12/31/2002      $9,954.17         $15,923.09      $13,210.62
  12/31/2003     $13,081.49         $20,490.57      $17,140.52
  11/30/2004     $13,533.95         $21,972.70      $17,533.00
  12/30/2005     $14,653.45         $23,836.25      $19,179.26


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future annual reports, the Fund's performance will no longer be compared to the S&P 500 Index, as the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                        1         5        10        SINCE
CLASS (INCEPTION DATE)                 YEAR     YEARS     YEARS    INCEPTION
----------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)             (1.98%)   (5.95%)      --        (9.90%)
Without sales charge                   3.98%    (4.82%)      --        (9.00%)

B SHARES (12/31/99)
With redemption*                      (0.84%)   (5.92%)      --        (9.80%)
Without redemption                     3.16%    (5.54%)      --        (9.67%)

C SHARES (12/31/99)
With redemption**                      2.16%    (5.57%)      --        (9.69%)
Without redemption                     3.16%    (5.57%)      --        (9.69%)

F SHARES (1/5/62)                      4.08%    (4.73%)    3.90%      N/A

R SHARES (12/31/99)                    4.54%    (4.50%)      --        (8.70%)

T SHARES (12/31/99)
With sales charge (4.50%)             (1.50%)   (6.47%)      --       (10.34%)
Without sales charge                   3.15%    (5.61%)      --        (9.64%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SELECT IT AND CONSUMER STOCKS CREATED A NEGATIVE IMPACT

Some of the Fund's best-performing stocks and some of its worst performers were found in the information technology sector. Select IT names that were a drag on the Fund's relative return included MAXIM INTEGRATED PRODUCTS, INC. and SYMANTEC CORPORATION. The favorable demand and growth trends for Maxim's analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins. Symantec declined as a result of the acquisition of VERITAS Software Corporation, which was seen as dilutive to the company's revenue and earnings growth rates. This, combined with the fear that consumer demand for anti-virus software was waning, caused a drop in the company's stock price. Xilinx, Inc., a manufacturer of digital programmable logic devices (PLD), and International Business Machines Corporation also declined during the period.

    Select consumer discretionary stocks did not fare well either. COMCAST CORPORATION experienced a slow ramp-up into its cable telephony offering. This, paired with sluggish trends in video services, resulted in the cable

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Information Technology              31.41%
Consumer Discretionary              19.81%
Healthcare                          12.65%
Industrials                         10.07%
Financials                           9.82%
Consumer Staples                     9.00%
Telecommunications Services          1.68%
Materials                            1.65%
Energy                               1.32%
Other                                2.59%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Healthcare
Energy
Telecommunications Services
company's stock losing substantial ground during the period. WAL-MART STORES, INC. experienced sluggish sales trends as rising energy prices crimped the spending power of bargain-conscious consumers, its target market. DREAMWORKS ANIMATION SKG, INC. had a revenue shortfall from DVD sales of its follow-up blockbuster movie, SHREK 2. In addition, higher spending levels resulted in materially lower earnings-per-share results than were originally expected by Wall Street analysts. The Fund, however, retained a position in all three stocks at the end of the period as we believed the companies' respective growth opportunities remained viable.

IN CONCLUSION

As we move into 2006, we will continue to monitor the Federal Reserve's actions in seeking to contain inflation and how these may affect corporate profit growth. In addition, we will continue to employ a bottom-up research approach to selecting growth stocks that we believe have the potential to post superior revenue and earnings growth.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                    BEGINNING          ENDING          EXPENSES PAID
                                  ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                    (7/1/05)          (12/31/05)      (7/1/05-12/31/05)
---------------------------------------------------------------------------------------
CLASS A ACTUAL                     $ 1,000.00        $ 1,038.61            $  7.50
CLASS A HYPOTHETICAL                 1,000.00          1,017.75               7.45
CLASS B ACTUAL                       1,000.00          1,036.70              11.76
CLASS B HYPOTHETICAL                 1,000.00          1,013.52              11.69
CLASS C ACTUAL                       1,000.00          1,036.19              11.39
CLASS C HYPOTHETICAL                 1,000.00          1,013.87              11.33
CLASS F ACTUAL                       1,000.00          1,038.51               7.09
CLASS F HYPOTHETICAL                 1,000.00          1,018.16               7.04
CLASS R ACTUAL                       1,000.00          1,040.18               5.25
CLASS R HYPOTHETICAL                 1,000.00          1,020.00               5.21
CLASS T ACTUAL                       1,000.00          1,036.04              11.75
CLASS T HYPOTHETICAL                 1,000.00          1,013.52              11.69

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                   EXPENSE RATIO
----------------------------------------------------------------
CLASS A                                                1.46%
CLASS B                                                2.29%
CLASS C                                                2.22%
CLASS F                                                1.38%
CLASS R                                                1.02%
CLASS T                                                2.29%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--98.0%
AIRLINES--2.2%
   234,275   AMR Corporation*                                     $    5,207,906
    71,025   US Airways Group, Inc.*                                   2,637,869
                                                                  --------------
                                                                       7,845,775
                                                                  --------------
APPLICATION SOFTWARE--1.2%
   100,575   Autodesk, Inc.                                            4,319,696
                                                                  --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.8%
    84,725   Northern Trust Corporation                                4,390,450
    34,050   State Street Corporation                                  1,887,732
                                                                  --------------
                                                                       6,278,182
                                                                  --------------
AUTOMOTIVE RETAIL--1.2%
    94,475   Advance Auto Parts, Inc.*                                 4,105,884
                                                                  --------------
BIOTECHNOLOGY--3.8%
    35,675   Amgen, Inc.*                                              2,813,331
    57,375   Genentech, Inc.*                                          5,307,188
    26,100   Genzyme Corporation*                                      1,847,358
   102,400   ImClone Systems, Inc.*                                    3,506,176
                                                                  --------------
                                                                      13,474,053
                                                                  --------------
BROADCASTING & CABLE TV--2.2%
   258,508   Comcast Corporation Special Class A*                      6,641,071
    35,700   XM Satellite Radio Holdings, Inc. Class A*                  973,896
                                                                  --------------
                                                                       7,614,967
                                                                  --------------
CASINOS & GAMING--1.0%
    29,375   Harrah's Entertainment, Inc.                              2,094,144
    41,550   International Game Technology                             1,278,909
                                                                  --------------
                                                                       3,373,053
                                                                  --------------
COMMUNICATIONS EQUIPMENT--1.0%
   150,475   Motorola, Inc.                                            3,399,230
                                                                  --------------
COMPUTER & ELECTRONICS RETAIL--1.0%
    81,337   Best Buy Company, Inc.                                    3,536,533
                                                                  --------------
COMPUTER HARDWARE--3.0%
    92,850   Apple Computer, Inc.*                                     6,674,987
   133,575   Hewlett-Packard Company                                   3,824,252
                                                                  --------------
                                                                      10,499,239
                                                                  --------------
COMPUTER STORAGE & PERIPHERALS--1.4%
   358,400   EMC Corporation*                                          4,881,408
                                                                  --------------
CONSUMER ELECTRONICS--0.5%
    19,300   Harman International Industries, Inc.                     1,888,505
                                                                  --------------
CONSUMER FINANCE--1.4%
    89,000   SLM Corporation                                           4,903,010
                                                                  --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
    62,525   Automatic Data Processing, Inc.                           2,869,272
                                                                  --------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
DEPARTMENT STORES--1.8%
    33,625   J.C. Penney Company, Inc.                            $    1,869,550
    65,450   Kohl's Corporation*                                       3,180,870
    33,925   Nordstrom, Inc.                                           1,268,795
                                                                  --------------
                                                                       6,319,215
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
    73,550   Emerson Electric Company                                  5,494,185
                                                                  --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.9%
    92,650   Agilent Technologies, Inc.*                               3,084,319
                                                                  --------------
EXCHANGE TRADED FUNDS--3.2%
   113,825   iShares Russell 1000 Growth Index Fund                    5,810,766
    60,850   Nasdaq 100 Index Tracking Stock                           2,459,557
    21,200   SPDR Trust Series 1                                       2,637,916
                                                                  --------------
                                                                      10,908,239
                                                                  --------------
GENERAL MERCHANDISE STORES--1.6%
   153,825   Family Dollar Stores, Inc.                                3,813,322
    33,250   Target Corporation                                        1,827,753
                                                                  --------------
                                                                       5,641,075
                                                                  --------------
HEALTHCARE EQUIPMENT--0.8%
    48,825   Medtronic, Inc.                                           2,810,855
                                                                  --------------
HEALTHCARE SERVICES--0.7%
    42,025   Omnicare, Inc.                                            2,404,671
                                                                  --------------
HEALTHCARE SUPPLIES--0.5%
    34,875   DENTSPLY International, Inc.                              1,872,439
                                                                  --------------
HOME ENTERTAINMENT SOFTWARE--0.9%
    56,825   Electronic Arts, Inc.*                                    2,972,516
                                                                  --------------
HOME IMPROVEMENT RETAIL--1.5%
   133,350   Home Depot, Inc.                                          5,398,008
                                                                  --------------
HOTELS, RESORTS & CRUISE LINES--0.8%
    50,975   Carnival Corporation                                      2,725,633
                                                                  --------------
HOUSEHOLD PRODUCTS--5.6%
    76,950   Clorox Company                                            4,377,686
   160,825   Colgate-Palmolive Company                                 8,821,251
   113,221   Procter & Gamble Company                                  6,553,231
                                                                  --------------
                                                                      19,752,168
                                                                  --------------
HYPERMARKETS & SUPER CENTERS--0.5%
    39,900   Wal-Mart Stores, Inc.                                     1,867,320
                                                                  --------------
INDUSTRIAL CONGLOMERATES--3.3%
   331,434   General Electric Company                                 11,616,762
                                                                  --------------
INTEGRATED OIL & GAS--0.3%
    19,200   ConocoPhillips                                            1,117,056
                                                                  --------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
    34,025   Alltel Corporation                                   $    2,146,978
   160,225   Sprint Nextel Corporation                                 3,742,856
                                                                  --------------
                                                                       5,889,834
                                                                  --------------
INTERNET SOFTWARE & SERVICES--5.0%
    27,325   Google, Inc. Class A*                                    11,336,050
   154,625   Yahoo!, Inc.*                                             6,058,208
                                                                  --------------
                                                                      17,394,258
                                                                  --------------
INVESTMENT BANKING & BROKERAGE--2.9%
   322,450   Charles Schwab Corporation                                4,730,342
    28,150   Goldman Sachs Group, Inc.                                 3,595,037
    30,675   Morgan Stanley                                            1,740,500
                                                                  --------------
                                                                      10,065,879
                                                                  --------------
IT CONSULTING & OTHER SERVICES--2.2%
   260,800   Accenture Limited Class A                                 7,529,296
                                                                  --------------
LEISURE FACILITIES--1.8%
   139,769   Royal Caribbean Cruises Limited                           6,297,991
                                                                  --------------
MANAGED HEALTHCARE--0.7%
    24,000   Aetna, Inc.                                               2,263,440
                                                                  --------------
MOVIES & ENTERTAINMENT--4.9%
    68,500   DreamWorks Animation SKG, Inc.*                           1,682,360
   101,650   Pixar, Inc.*                                              5,358,988
   356,475   Time Warner, Inc.                                         6,216,924
   116,270   Viacom, Inc. Class B                                      3,790,452
                                                                  --------------
                                                                      17,048,724
                                                                  --------------
MULTI-LINE INSURANCE--0.5%
    25,049   American International Group, Inc.                        1,709,093
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--1.0%
    36,000   Schlumberger Limited                                      3,497,400
                                                                  --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
    98,525   JPMorgan Chase & Company                                  3,910,457
                                                                  --------------
PACKAGED FOODS & MEATS--0.8%
    47,450   Hershey Foods Corporation                                 2,621,613
                                                                  --------------
PERSONAL PRODUCTS--0.6%
    60,100   Estee Lauder Companies, Inc. Class A                      2,012,148
                                                                  --------------
PHARMACEUTICALS--6.1%
    48,000   Covance, Inc.*                                            2,330,400
    26,700   Eli Lilly and Company                                     1,510,953
   118,700   Johnson & Johnson                                         7,133,870
   174,475   MGI Pharma, Inc.*                                         2,993,991
    73,594   Pfizer, Inc.                                              1,716,212
   125,700   Wyeth                                                     5,790,999
                                                                  --------------
                                                                      21,476,425
                                                                  --------------
PROPERTY & CASUALTY INSURANCE--1.2%
    77,150   Allstate Corporation                                      4,171,501
                                                                  --------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
RAILROADS--1.8%
    78,575   Union Pacific Corporation                            $    6,326,073
                                                                  --------------
SEMICONDUCTORS--4.5%
   174,134   Intel Corporation                                         4,346,385
   198,800   Linear Technology Corporation                             7,170,716
   118,950   Maxim Integrated Products, Inc.                           4,310,748
                                                                  --------------
                                                                      15,827,849
                                                                  --------------
SOFT DRINKS--1.5%
    89,025   PepsiCo, Inc.                                             5,259,597
                                                                  --------------
SPECIALTY CHEMICALS--1.0%
    56,550   Sigma-Aldrich Corporation                                 3,579,050
                                                                  --------------
SPECIALTY STORES--1.5%
    67,950   Office Depot, Inc.*                                       2,133,630
    85,475   Tiffany & Company                                         3,272,838
                                                                  --------------
                                                                       5,406,468
                                                                  --------------
STEEL--0.6%
    32,725   Nucor Corporation                                         2,183,412
                                                                  --------------
SYSTEMS SOFTWARE--8.0%
   168,700   Adobe Systems, Inc.                                       6,235,152
   701,376   Microsoft Corporation                                    18,340,982
   108,200   Oracle Corporation*                                       1,321,122
   125,725   Symantec Corporation*                                     2,200,188
                                                                  --------------
                                                                      28,097,444
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--1.0%
    81,350   The PMI Group, Inc.                                       3,341,045
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    55,675   W.W. Grainger, Inc.                                       3,958,493
                                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$320,921,735)                                                 342,840,758
                                                                  --------------
COMMON STOCKS (FOREIGN)--2.6%
APPLICATION SOFTWARE--0.5%
    38,825   SAP AG Sponsored ADR (GE)                                 1,749,843
                                                                  --------------
SEMICONDUCTOR EQUIPMENT--1.3%
   226,900   ASM Lithography Holding NV NY Shares (NE)*                4,556,152
                                                                  --------------

SEMICONDUCTORS--0.8%
   166,600   ATI Technologies, Inc. (CA)*                              2,830,534
                                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$7,899,934)                                                     9,136,529
                                                                  --------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--0.7%
SPECIAL PURPOSE ENTITY--0.7%
$   2,600,000   CAFCO LLC
                4.12% 1/3/06~                                     $    2,599,405
                                                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,599,405)                                           2,599,405
                                                                  --------------
TOTAL INVESTMENTS--101.3%
(TOTAL COST--$331,421,074)                                           354,576,692
                                                                  --------------
OTHER ASSETS AND LIABILITIES--(1.3%)                                  (4,468,736)
                                                                  --------------
NET ASSETS--100.0%                                                $  350,107,956
                                                                  ==============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,599,405, OR 0.7%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
    ADR  - AMERICAN DEPOSITARY RECEIPT
    SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
    CA   - CANADA
    GE   - GERMANY
    NE   - NETHERLANDS

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                      $   331,421,074
                                                                    ---------------
Investment securities, at market                                        354,576,692
Cash                                                                        449,327
Receivables:
     Investment securities sold                                          34,841,034
     Capital shares sold                                                    225,775
     Dividends and interest                                                 375,793
     Other assets                                                            21,369
                                                                    ---------------
Total Assets                                                            390,489,990
                                                                    ---------------

LIABILITIES
Payables and other accrued liabilities:
     Investment securities purchased                                     38,777,279
     Capital shares redeemed                                              1,015,169
     Advisory fees                                                          234,401
     Shareholder servicing fees                                              32,239
     Accounting fees                                                         18,453
     Distribution fees                                                      101,952
     Transfer agency fees                                                    33,170
     Custodian fees                                                           2,076
     Directors' deferred compensation                                        21,369
     Other                                                                  145,926
                                                                    ---------------
Total Liabilities                                                        40,382,034
                                                                    ---------------
Net Assets                                                          $   350,107,956
                                                                    ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $  1,021,281,32
Accumulated net investment loss                                            (107,913)
Accumulated net realized loss from security transactions               (694,221,070)
Net unrealized appreciation on investments                               23,155,618
                                                                    ---------------
Total                                                               $   350,107,956
                                                                    ===============

   SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                          $     5,505,440
Shares Outstanding                                                          504,634
Net Asset Value, Redemption Price Per Share                         $         10.91
Maximum offering price per share
  (net asset value plus sales charge of 5.75% of
  offering price)                                                   $         11.58

CLASS B
Net Assets                                                          $     9,603,001
Shares Outstanding                                                          918,489
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                                 $         10.46

CLASS C
Net Assets                                                          $     1,361,755
Shares Outstanding                                                          130,325
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                                 $         10.45

CLASS F
Net Assets                                                          $   331,585,062
Shares Outstanding                                                       30,221,128
Net Asset Value, Offering and Redemption Price Per Share            $         10.97

CLASS R
Net Assets                                                          $     1,982,182
Shares Outstanding                                                          178,342
Net Asset Value, Offering and Redemption Price Per Share            $         11.11

CLASS T
Net Assets                                                          $        70,516
Shares Outstanding                                                            6,721
Net Asset Value, Redemption Price Per Share                         $         10.49
Maximum offering price per share
  (net asset value plus sales charge of 4.50% of
  offering price)                                                   $         10.98

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                           $     4,099,887
Interest                                                                    500,132
Foreign taxes withheld                                                       (1,220)
                                                                    ---------------
Total Investment Income                                                   4,598,799
                                                                    ---------------
EXPENSES
Advisory fees--Note 2                                                     2,929,053
Shareholder servicing fees--Note 2                                          401,247
Accounting fees--Note 2                                                     231,776
Distribution fees--Note 2                                                   987,452
Transfer agency fees--Note 2                                                317,636
Registration fees                                                            40,415
Postage and mailing expenses                                                 71,040
Custodian fees and expenses--Note 2                                          19,507
Printing expenses                                                           102,585
Legal and audit fees                                                        128,635
Directors' fees and expenses--Note 2                                         77,450
Other expenses                                                              110,244
                                                                    ---------------
  Total Expenses                                                          5,417,040
  Earnings Credits                                                          (19,507)
  Reimbursed/Waived Expenses                                                (12,315)
  Expense Offset to Broker Commissions                                      (13,288)
                                                                    ---------------
  Net Expenses                                                            5,371,930
                                                                    ---------------
Net Investment Loss                                                        (773,131)
                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                               38,521,459
Net Change in Unrealized Appreciation/Depreciation
  of Investments                                                        (24,451,397)
                                                                    ---------------
Net Realized and Unrealized Gain                                         14,070,062
                                                                    ---------------
Net Increase in Net Assets Resulting from Operations                $    13,296,931
                                                                    ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     2005                2004
OPERATIONS
Net Investment Income (Loss)                                   $       (773,131)   $      1,291,564
Net Realized Gain on Security Transactions                           38,521,459          52,095,404
Net Change in Unrealized
  Appreciation/Depreciation of Investments                          (24,451,397)        (21,249,162)
                                                               ----------------    ----------------
Net Increase in Net Assets Resulting
  from Operations                                                    13,296,931          32,137,806
                                                               ----------------    ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                               (19,905)                  0
  Class F                                                            (1,261,946)                  0
  Class R                                                               (13,251)                  0
                                                               ----------------    ----------------
Net Decrease from Dividends and Distributions                        (1,295,102)                  0
                                                               ----------------    ----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                            (1,032,110)           (520,803)
  Class B                                                            (3,049,516)         (2,029,596)
  Class C                                                              (552,479)            (15,393)
  Class F                                                           (86,019,465)       (108,174,647)
  Class R                                                            (9,087,141)            967,838
  Class T                                                               (31,280)           (130,287)
                                                               ----------------    ----------------
Net Decrease from Capital Share Transactions                        (99,771,991)       (109,902,888)
                                                               ----------------    ----------------
Net Decrease in Net Assets                                          (87,770,162)        (77,765,082)
                                                               ----------------    ----------------

NET ASSETS
Beginning of Year                                              $    437,878,118    $    515,643,200
                                                               ----------------    ----------------
End of Year                                                    $    350,107,956    $    437,878,118
                                                               ----------------    ----------------
Undistributed (Accumulated) Net
  Investment Income (Loss)                                     $       (107,913)   $      1,178,792
                                                               ================    ================

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ---------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.53       $   9.79      $   7.46     $  10.53     $  14.02
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.03)(a)       0.02(a)      (0.06)       (0.06)       (0.05)
Net realized and unrealized gains
   (losses) on securities                                0.45           0.72          2.39        (3.01)       (3.44)
                                                     ---------------------------------------------------------------
Total from investment operations                         0.42           0.74          2.33        (3.07)       (3.49)
--------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                              (0.04)          0.00          0.00         0.00         0.00
From net realized gains                                  0.00           0.00          0.00         0.00         0.00
                                                     ---------------------------------------------------------------
Total distributions                                     (0.04)          0.00          0.00         0.00         0.00
--------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.91       $  10.53      $   9.79     $   7.46     $  10.53
                                                     ===============================================================
TOTAL RETURN(b)                                          3.98%          7.56%        31.23%      (29.15%)     (24.89%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  5,505       $  6,356      $  6,452     $  5,149     $  7,795
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
   but no earnings credits or brokerage offsets(c)       1.49%          1.42%         1.66%        1.48%        1.21%
Expenses with reimbursements, earnings credits
   and brokerage offsets                                 1.47%          1.41%         1.66%        1.48%        1.20%
Net investment income (loss)                            (0.28%)         0.22%        (0.59%)      (0.56%)      (0.47%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%          124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.14       $   9.50       $   7.30     $  10.38     $  13.91
                                                     ----------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.11)(a)      (0.06)(a)      (0.17)       (0.18)       (0.13)
Net realized and unrealized gains
   (losses) on securities                                0.43           0.70           2.37        (2.90)       (3.40)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.64           2.20        (3.08)       (3.53)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.46       $  10.14       $   9.50     $   7.30     $  10.38
                                                     ================================================================

TOTAL RETURN(b)                                          3.16%          6.74%         30.14%      (29.67%)     (25.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  9,603       $ 12,406       $ 13,664     $ 11,603     $ 19,829
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.31%          2.22%          2.48%        2.22%        1.93%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.30%          2.22%          2.48%        2.22%        1.92%
Net investment loss                                     (1.11%)        (0.58%)        (1.41%)      (1.30%)      (1.20%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.13       $   9.48       $   7.29     $  10.36     $  13.92
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.10)(a)      (0.05)(a)      (0.19)       (0.26)       (0.18)
Net realized and unrealized
   gains (losses) on securities                          0.42           0.70           2.38        (2.81)       (3.38)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.65           2.19        (3.07)       (3.56)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.45       $  10.13       $   9.48     $   7.29     $  10.36
                                                     ================================================================

TOTAL RETURN(b)                                          3.16%          6.86%         30.04%      (29.63%)     (25.58%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  1,362       $  1,881       $  1,774     $  1,528     $  2,979
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.24%          2.16%          2.49%        2.37%        2.11%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.22%          2.16%          2.49%        2.37%        2.10%
Net investment loss                                     (1.03%)        (0.49%)        (1.42%)      (1.46%)      (1.38%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $   10.58      $    9.83     $    7.48    $   10.53    $   14.03
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             (0.02)(a)       0.03(a)      (0.17)       (0.22)       (0.15)
Net realized and unrealized gains
   (losses) on securities                                 0.45           0.72          2.52        (2.83)       (3.35)
                                                     ----------------------------------------------------------------
Total from investment operations                          0.43           0.75          2.35        (3.05)       (3.50)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               (0.04)          0.00          0.00         0.00         0.00
From net realized gains                                   0.00           0.00          0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      (0.04)          0.00          0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   10.97      $   10.58     $    9.83    $    7.48    $   10.53
                                                     ================================================================

TOTAL RETURN                                              4.08%          7.63%        31.42%      (28.96%)     (24.95%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $ 331,585      $ 406,550     $ 484,742    $ 443,307    $ 865,425
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(b)               1.38%          1.33%         1.47%        1.38%        1.31%
Expenses with reimbursements, earnings
   credits and brokerage offsets                          1.37%          1.33%         1.47%        1.37%        1.30%
Net investment income (loss)                             (0.18%)         0.30%        (0.41%)      (0.46%)      (0.58%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                 120%           107%          124%         139%         152%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     -------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.69       $   9.89    $   7.50     $  10.57     $  14.07
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             0.02(a)        0.07        0.01         0.01        (0.02)
Net realized and unrealized gains
   (losses) on securities                                0.47           0.73        2.38        (3.08)       (3.48)
                                                     -------------------------------------------------------------
Total from investment operations                         0.49           0.80        2.39        (3.07)       (3.50)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                              (0.07)          0.00        0.00         0.00         0.00
From net realized gains                                  0.00           0.00        0.00         0.00         0.00
                                                     -------------------------------------------------------------
Total distributions                                     (0.07)          0.00        0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  11.11       $  10.69    $   9.89     $   7.50     $  10.57
                                                     =============================================================

TOTAL RETURN                                             4.54%          8.09%      31.87%      (29.04%)     (24.88%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  1,982       $ 10,584    $  8,792     $  4,333     $  2,023
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(b)              1.05%          1.03%       1.13%        1.30%        1.46%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         1.04%          1.03%       1.13%        1.30%        1.46%
Net investment income (loss)                             0.15%          0.65%      (0.04%)      (0.34%)      (0.72%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                120%           107%        124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.17       $   9.48       $   7.27     $  10.38     $  14.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.10)(a)      (0.02)(a)      (0.30)       (0.56)       (0.19)
Net realized and unrealized gains
   (losses) on securities                                0.42           0.71           2.51        (2.55)       (3.43)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.69           2.21        (3.11)       (3.62)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.49       $  10.17       $   9.48     $   7.27     $  10.38
                                                     ================================================================

TOTAL RETURN(b)                                          3.15%          7.28%         30.40%      (29.96%)     (25.86%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $     71       $    100       $    220     $    208     $    621
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.21%          1.79%          2.22%        2.78%        2.56%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.20%          1.79%          2.22%        2.78%        2.55%
Net investment loss                                     (1.01%)        (0.17%)        (1.15%)      (1.89%)      (1.83%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $356,535 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $140,595 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                           TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $    13,901
     Class B                                              $    33,685
     Class C                                              $     3,729
     Class R                                              $     5,712
     Class T                                              $       604

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $9,532 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $119,410 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $896,642 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                          DISTRIBUTION    SHAREHOLDER
                                              FEES       SERVICING FEES
     ------------------------------------------------------------------
     Class A                                       N/A   $       14,302
     Class B                              $     79,219   $       26,406
     Class C                              $     11,380   $        3,793
     Class T                              $        211   $          211

During the year ended December 31, 2005, DSC retained $1,062 and $9 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $34,881 and $151 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits in the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                       AMOUNT OF WAIVER
     ---------------------------------------------------------------------
     9/1/04 to 8/31/05                                           $ 200,000
     9/1/05 to 8/31/06                                           $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $12,315, which reduced the amount paid to Mellon Bank to $7,192.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET          PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES      CAPITAL
     -------------------------------------------------------------
         $ 781,528                $ 5,945              $ (787,473)

The tax character of distributions paid during 2005 and 2004 was as follows:

                                        2005             2004
                                   ---------------   -------------
     DISTRIBUTIONS PAID FROM:
      Ordinary Income              $     1,295,102   $           0
      Long-Term Capital Gain       $             0   $           0
                                   ---------------   -------------
                                   $     1,295,102   $           0
                                   ===============   =============

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $35,361,125. Accumulated capital losses as of December 31, 2005 were:

     EXPIRATION                        AMOUNT
     -------------------------------------------
        2009                       $ 481,174,758
        2010                       $ 209,975,954
                                   -------------
                                   $ 691,150,712
                                   =============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral                  $   (974,792)
     Other Book/Tax Differences                          $   (107,912)
     Federal Tax Cost                                    $ 333,516,64
     Gross Tax Appreciation of Investments               $ 28,561,273
     Gross Tax Depreciation of Investments               $ (7,501,222)
     Net Tax Appreciation                                $ 21,060,051

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 2005                DECEMBER 31, 2004
                                                  SHARES           AMOUNT          SHARES           AMOUNT
CLASS A
Sold                                                 56,086   $        588,334       105,906   $      1,056,250
Dividends or Distributions Reinvested                 1,577   $         17,366             0   $              0
Redeemed                                           (156,471)  $     (1,637,810)     (161,536)  $     (1,577,053)
                                               ----------------------------------------------------------------
Net Decrease                                        (98,808)  $     (1,032,110)      (55,630)  $       (520,803)
                                               ================================================================
CLASS B
Sold                                                 13,206   $        130,840        30,813   $        293,687
Redeemed                                           (317,903)  $     (3,180,356)     (246,029)  $     (2,323,283)
                                               ----------------------------------------------------------------
Net Decrease                                       (304,697)  $     (3,049,516)     (215,216)  $     (2,029,596)
                                               ================================================================
CLASS C
Sold                                                  7,980   $         80,497        38,619   $        368,762
Redeemed                                            (63,320)  $       (632,976)      (40,060)  $       (384,155)
                                               ----------------------------------------------------------------
Net Decrease                                        (55,340)  $       (552,479)       (1,441)  $        (15,393)
                                               ================================================================

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 2005                DECEMBER 31, 2004
                                                  SHARES           AMOUNT          SHARES           AMOUNT
CLASS F
Sold                                              1,864,857   $     19,477,463     2,973,891   $     29,284,630
Dividends or Distributions Reinvested               107,799   $      1,193,334             0   $              0
Redeemed                                         (10,161,82)  $   (106,690,262)  (13,900,368)  $   (137,459,277)
                                               ----------------------------------------------------------------
Net Decrease                                     (8,189,172)  $    (86,019,456)  (10,926,477)  $   (108,174,647)
                                               ================================================================
CLASS R
Sold                                                323,673   $      3,445,896       381,438   $      3,739,499
Dividends or Distributions Reinvested                 1,182   $         13,251             0   $              0
Redeemed                                         (1,136,441)  $    (12,546,288)     (280,086)  $     (2,771,661)
                                               ----------------------------------------------------------------
Net Increase (Decrease)                            (811,586)  $     (9,087,141)      101,352   $        967,838
                                               ================================================================
CLASS T
Sold                                                    189   $          1,893           136   $          1,307
Redeemed                                             (3,345)  $        (33,173)      (13,405)  $       (131,594)
                                               ----------------------------------------------------------------
Net Decrease                                         (3,156)  $        (31,280)      (13,269)  $       (130,287)
                                               ================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $446,397,340 and $544,019,252, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 100% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the third quintile of its Lipper performance group, with the Fund ranking sixth out of 13 Lipper-selected "peer funds," and in the third quintile of its Lipper large-cap growth fund performance universe, ranking 274th of 640 funds. The directors noted that the Fund's longer-term performance rankings were significantly better, with the Fund ranking in the first performance quintile of its Lipper performance group and universe in calendar year 2003. The Fund's three-year performance results ended December 31, 2004 placed it in the first quintile of its respective Lipper performance group and in the second quintile of its Lipper performance universe. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Growth Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 10 of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 84th lowest of 171 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS GROWTH FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-GRO-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
INTERNATIONAL EQUITY
FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that Fund information on our website.

    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                                   DISTRIBUTOR

Founders Asset Management LLC                        Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                       200 Park Avenue
210 University Boulevard, Suite 800                  New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT; DANIEL B. LEVAN, CFA, CENTER; AND JEFFREY R. SULLIVAN, CFA, RIGHT, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

STRONG INTERNATIONAL EQUITY MARKETS

Markets were strong around the world in 2005 as 20 of 22 countries and 9 of 10 sectors posted gains in the Morgan Stanley Capital International (MSCI) World ex U.S. Index. Japan was one of the best performing markets during the year with a 25.6% return as investors became increasingly convinced that the Japanese economy was on a sustained growth path, following years of deflation and a prolonged period of underperformance in the international equity markets. Among sectors, materials was the best performer in the Index with a 27% return driven primarily by strong demand for metals. The lone weak spot was found in the telecommunications services sector, which declined nearly 11%, as investors grew impatient with the size of investments telecom companies were making and the lack of returns they were providing.

CONSISTENT INVESTMENT APPROACH

The positioning of the Fund was not substantially altered during the 12-month period, as we continued to seek companies whose valuations were attractive and growth potential was high. Overall, this process produced good stock selection; however, allocations in various sectors resulted in a sub-par relative return. For the 12-month period ended December 31, 2005, Dreyfus Founders International Equity Fund underperformed its benchmark, the MSCI World ex U.S. Index, which returned 14.47%.

[SIDENOTE]

"OUR BOTTOM-UP INVESTMENT PROCESS PRODUCED STRONG STOCK SELECTION; HOWEVER, ALLOCATIONS IN VARIOUS SECTORS RESULTED IN A SUB-PAR RELATIVE RETURN."

OVERALL MARKET DRIVERS

The energy, materials and industrials sectors each exhibited strong performance during the period. Performance was driven by surging commodity prices--crude oil prices topped $70 a barrel, copper rose above $2 a pound and gold increased to over $500 an ounce--and robust demand in emerging markets such as China and India. Drilling companies in the energy sector, miners in the materials sector, and trading companies in the industrials sector all performed exceptionally well for the year.

IMPACT OF COUNTRY PERFORMANCE

As mentioned above, Japan was one of the best performing markets in 2005. Other countries that performed well were Canada and Norway, both rich in natural resources, which benefited from strong positions in the energy and materials sectors.

    Stock selection also produced positive results for the Fund on the country level. Spain, Hong Kong and Australia were the strongest positive contributors to the Fund's relative performance, while Japan, the Netherlands and Belgium weighed on the Fund's return. The Fund benefited from its Hong Kong-listed telecom holding, and Australia's return was boosted by its exposure to the energy sector. In Japan, an underweight position in the recovering financials sector had a negative impact on the Fund's overall performance.

INDUSTRIALS, CONSUMER DISCRETIONARY AND TELECOM OUTPERFORMED

The benchmark's industrials holdings produced a 25% return; however, through a slight relative overweight position and strong stock selection in this sector, the Fund's holdings gained nearly 41%. Japanese commodity trading company, MITSUBISHI CORPORATION, performed extremely well with a 71% price increase during the Fund's holding period.

    Solid stock picking in the consumer discretionary sector added a boost to the Fund's relative return for the period. Stock price increases in Japanese consumer electronics retailer YAMADA DENKI, German tire producer, CONTINENTAL AG, and Swiss luxury goods firm COMPAGNIE FINANCIERIE RICHEMONT AG benefited the Fund. Yamada Denki's stock price advanced after the firm reported strong earnings results. Continental's stock rose following strong demand for the company's tires and electronic stability-control products. Richemont posted a solid gain as the high-end watch export market recovered nicely.

    As stated earlier, the telecommunications services sector experienced a 10.8% decline during the period. However portfolio holding CHINA MOBILE (HONG
KONG) LIMITED, the Hong Kong-listed Chinese mobile phone operator, provided a large boost to the Fund's annual relative return, as the company repeatedly beat subscriber growth numbers throughout the year.

SELECT ENERGY AND MATERIALS STOCKS BOOSTED RETURN

Although the Fund's underweight position hurt relative performance in both the materials and energy sectors, individual holdings were among the top performers for the period. BHP BILLITON LIMITED's exposure to many strong commodities, including oil, copper and iron ore, helped the company's earnings increase. Australian oil company OIL SEARCHLIMITED had a strong year as its Yemeni oil field increased production and its Papua New Guinea gas pipeline project came to fruition. Finally, XSTRATA PLC, the U.K.-based coal and base metals company, also benefited from rising commodity prices, specifically the strong increase in coal prices.

IT AND CONSUMER STAPLES WEIGHED ON PERFORMANCE

The Fund's overweight position coupled with weak stock selection caused the information technology (IT) and consumer staples sectors to be the largest detriments to annual performance. Casio Computer Company Limited's stock

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. MITSUBISHI CORPORATION (Japan; 8058)                       2.56%
 2. ASTRAZENECA GROUP PLC (United Kingdom; AZN)                2.55%
 3. BP PLC (United Kingdom; BP)                                2.48%
 4. ING GROEP NV (Netherlands; ING.C)                          2.11%
 5. YAMADA DENKI (Japan; 9831)                                 1.95%
 6. CANON, INC. (Japan; 7751)                                  1.77%
 7. VOLVO AB CLASS B (Sweden; VOLVB)                           1.72%
 8. CREDIT SUISSE GROUP (Switzerland; CSG.N)                   1.68%
 9. XSTRATA PLC (United Kingdom; XTA)                          1.68%
10. SANOFIAVENTIS (France; SAN)                                1.67%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Industrials
Consumer Discretionary
Telecommunications Services

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 International Equity Fund    MSCI World
                 Class F Shares               ex U.S. Index
  12/31/1995     $10,000.00                   $10,000.00
  12/31/1996     $11,860.00                   $10,686.72
  12/31/1997     $13,770.26                   $10,929.58
  12/31/1998     $16,112.19                   $12,980.41
  12/31/1999     $25,570.90                   $16,605.29
  12/29/2000     $21,056.98                   $14,385.00
  12/31/2001     $14,666.77                   $11,307.02
  12/31/2002     $10,516.12                    $9,520.51
  12/31/2003     $14,425.01                   $13,273.68
  12/31/2004     $17,699.41                   $15,979.33
  12/30/2005     $20,162.00                   $18,291.60


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                               1             5          10          SINCE
CLASS  (Inception Date)       YEAR         YEARS       YEARS      INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)     7.35%       (2.07%)       --         (4.85%)
Without sales charge         13.93%       (0.91%)       --         (3.91%)

B SHARES (12/31/99)
With redemption*              9.02%       (2.04%)       --         (4.77%)
Without redemption           13.02%       (1.64%)       --         (4.63%)

C SHARES (12/31/99)
With redemption**            12.05%       (1.66%)       --         (4.66%)
Without redemption           13.05%       (1.66%)       --         (4.66%)

F SHARES (12/29/95)          13.91%       (0.86%)      7.26%        7.26%

R SHARES (12/31/99)          14.22%       (0.59%)       --         (3.62%)

T SHARES (12/31/99)
With sales charge (4.50%)     8.52%       (2.05%)       --         (4.88%)
Without sales charge         13.65%       (1.14%)       --         (4.15%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

price fell after Casio Micronics, a 75%-owned subsidiary of Casio Computer, lowered its 2005 estimates. This was enough to affect Casio Computer's 2005 operating profit estimate, causing the stock to drop. Trend Micro, Inc., a Japanese developer of anti-virus software, experienced a decline on Microsoft's announcement that it would be packaging a competitive product into its operating system. The Fund sold off its positions in both companies during the period as each firm's growth profile was no longer viable. In the consumer staples sector, exposure to European food retailers TESCO PLC and Delhaize Group proved damaging as oil price rises choked off consumer spending and both stocks underperformed during the year.

INDIVIDUAL STOCKS HURT RETURN

Although the telecommunications services sector produced an overall positive result for the Fund, select telecom holdings did not fare well during the period. One of these was VODAFONE GROUP PLC, whose share price dropped after it announced its commitment to the highly competitive Japanese market. Vodafone emphasized its plan to increase market share in Japan through more aggressive marketing, which was expected to cause further margin deterioration.
     The Fund had bad timing with its holding of Toyota Motor Corporation's stock in 2005. A holding for the first half of the year, the Fund sold its position in the company as we believed Toyota was preparing to increase

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Japan                   23.98%
United Kingdom          19.98%
France                   8.26%
Switzerland              7.88%
Germany                  7.49%
Canada                   5.71%
Australia                4.25%
Spain                    3.66%
Other Countries         17.11%
Cash & EQUIVALENTS       1.68%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

spending in an effort to expand production capacity. We sold the company's stock at the wrong time and watched it rally 40% as the Japanese economy and consumer began to show signs of recovery.

Other detractors were Publishing and Broadcasting Limited, an Australian media company, and Japanese healthcare holding Ono Pharmaceuticals Company Limited, which both produced double-digit declines during the period.

    The Fund sold many of the poor-performing individual issues listed in this section of the commentary during the period, as we believed the company-specific events surrounding each would negatively affect earnings growth going forward.

IN CONCLUSION

As we enter 2006, global growth appears to be strong and gaining traction as monetary policies around the world continue to be accommodative. The nascent Japanese economic recovery seems to be hitting its stride, and many economists expect the European Union's gross domestic product growth to be significantly higher in 2006 than in 2005. Additionally, the market is suggesting that the next increase to the U.S. federal funds rate may be the last of this cycle, lending further support to equity markets. Naturally, any gains in the equity markets could be tempered as the geopolitical climate remains a wildcard.

     We will continue to look for companies with strong growth rates, improving business momentum and reasonable valuations.

/s/ Remi J. Browne           /s/ Daniel B. LeVan        /s/ Jeffrey R. Sullivan

Remi J. Browne, CFA          Daniel B. LeVan, CFA       Jeffrey R. Sullivan, CFA
Co-Portfolio Manager         Co-Portfolio Manager       Co-Portfolio Manager

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Information Technology
Consumer Staples
Materials

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                              BEGINNING         ENDING        EXPENSES PAID
                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                              (7/1/05)        (12/31/05)    (7/1/05-12/31/05)
-----------------------------------------------------------------------------
CLASS A ACTUAL               $  1,000.00     $  1,076.58       $   7.33
CLASS A HYPOTHETICAL            1,000.00        1,018.06           7.15

CLASS B ACTUAL                  1,000.00        1,074.56          11.24
CLASS B HYPOTHETICAL            1,000.00        1,014.23          10.97

CLASS C ACTUAL                  1,000.00        1,074.76          11.24
CLASS C HYPOTHETICAL            1,000.00        1,014.23          10.97

CLASS F ACTUAL                  1,000.00        1,076.48           7.33
CLASS F HYPOTHETICAL            1,000.00        1,018.06           7.15

CLASS R ACTUAL                  1,000.00        1,077.53           6.02
CLASS R HYPOTHETICAL            1,000.00        1,019.34           5.87

CLASS T ACTUAL                  1,000.00        1,076.17           8.63
CLASS T HYPOTHETICAL            1,000.00        1,016.78           8.42

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                    EXPENSE RATIO
---------------------------------
CLASS A                 1.40%
CLASS B                 2.15%
CLASS C                 2.15%
CLASS F                 1.40%
CLASS R                 1.15%
CLASS T                 1.65%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--97.8%

AEROSPACE & DEFENSE--1.7%
         47,400   BAE Systems PLC (UK)                                   $       311,338
         49,000   Rolls-Royce Group PLC (UK)                                     360,418
                                                                         ---------------
                                                                                 671,756
                                                                         ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
          9,300   Compagnie Financiere Richemont AG (SZ)                         404,809
          8,800   Gildan Activewear, Inc. (CA)*                                  378,495
                                                                         ---------------
                                                                                 783,304
                                                                         ---------------
APPLICATION SOFTWARE--1.3%
         53,600   Sage Group PLC (UK)                                            237,935
          1,450   SAP AG (GE)                                                    262,947
                                                                         ---------------
                                                                                 500,882
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
         12,500   Schroder's PLC (UK)                                            204,319
                                                                         ---------------
AUTO PARTS & EQUIPMENT--0.7%
          7,900   Denso Corporation (JA)                                         272,633
                                                                         ---------------
AUTOMOBILE MANUFACTURERS--2.1%
          3,800   DaimlerChrysler AG (GE)                                        193,801
         11,000   Honda Motor Company Limited (JA)                               627,719
                                                                         ---------------
                                                                                 821,520
                                                                         ---------------
BREWERS--2.9%
         71,800   Foster's Group Limited (AU)                                    293,706
         12,600   InBev NV (BE)                                                  548,481
          7,800   Orkla ASA (NW)                                                 323,011
                                                                         ---------------
                                                                               1,165,198
                                                                         ---------------
BROADCASTING & CABLE TV--1.6%
         15,600   Gestevision Telecinco SA (SP)                                  393,740
            101   TV Asahi Corporation (JA)                                      250,926
                                                                         ---------------
                                                                                 644,666
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--2.3%
         30,200   Nokia Oyj (FI)                                                 552,374
        112,600   Telefonaktiebolaget LM Ericsson (SW)                           386,932
                                                                         ---------------
                                                                                 939,306
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--2.0%
          6,200   Yamada Denki (JA)                                              775,953
                                                                         ---------------

AU Australia
AT Austria
BE Belgium
CA Canada
CN China
DE Denmark
FI Finland
FR France
GE Germany
GR Greece
HK Hong Kong
IE Ireland
IT Italy
JA Japan
KR South Korea
NE Netherlands
NW Norway
PT Portugal
SG Singapore
SP Spain
SW Sweden
SZ Switzerland
UK United Kingdom

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.6%
         45,000   Fujitsu Limited (JA)                                   $       342,646
         51,000   Toshiba Corporation (JA)                                       304,439
                                                                         ---------------
                                                                                 647,085
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--0.5%
          4,500   Logitech International SA (SZ)*                                211,457
                                                                         ---------------
CONSTRUCTION & ENGINEERING--0.9%
         11,100   ACS, Actividades de Construccion y Servicios SA (SP)           357,560
                                                                         ---------------
CONSTRUCTION MATERIALS--1.2%
         40,100   Rinker Group Limited (AU)                                      483,575
                                                                         ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.7%
         14,500   Volvo AB Class B (SW)                                          683,523
                                                                         ---------------
CONSUMER ELECTRONICS--1.1%
         22,000   Matsushita Electric Industrial Company Limited (JA)            424,386
                                                                         ---------------
CONSUMER FINANCE--0.6%
          3,200   Sanyo Shinpan Finance Company Limited (JA)                     229,550
                                                                         ---------------
DISTILLERS & VINTNERS--1.2%
         32,500   Diageo PLC (UK)                                                471,116
                                                                         ---------------
DIVERSIFIED BANKS--6.3%
         82,600   Banca Intesa SPA (IT)                                          437,593
         15,400   Banco Santander Central Hispano SA (SP)                        203,279
         19,919   Barclays PLC (UK)                                              209,403
          5,607   BNP Paribas SA (FR)                                            453,698
         34,300   Capitalia SPA (IT)                                             198,564
         18,200   HBOS PLC (UK)                                                  310,953
          6,700   Royal Bank of Scotland Group PLC (UK)                          202,314
          3,900   Societe Generale (FR)                                          479,709
                                                                         ---------------
                                                                               2,495,513
                                                                         ---------------
DIVERSIFIED CAPITAL MARKETS--2.3%
         13,100   Credit Suisse Group (SZ)                                       667,910
          2,470   UBS AG (SZ)                                                    235,140
                                                                          ---------------
                                                                                 903,050
                                                                         ---------------
DIVERSIFIED CHEMICALS--1.5%
          7,900   BASF AG (GE)                                                   605,383
                                                                         ---------------
DIVERSIFIED METALS & MINING--4.1%
         32,100   BHP Billiton Limited (AU)                                      535,353
          7,700   Teck Cominco Limited Class B (CA)                              410,998
         28,500   Xstrata PLC (UK)                                               666,896
                                                                         ---------------
                                                                               1,613,247
                                                                         ---------------
ELECTRIC UTILITIES--2.1%
          4,900   E.ON AG (GE)                                                   507,345
         75,200   International Power PLC (UK)                                   309,883
                                                                         ---------------
                                                                                 817,228
                                                                         ---------------

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

SHARES                                                                     MARKET VALUE
----------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
          2,500   Schneider Electric SA (FR)                             $       223,008
         38,000   Sumitomo Electric Industries Limited (JA)                      577,081
                                                                         ---------------
                                                                                 800,089
                                                                         ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.4%
         15,600   Hoya Corporation (JA)                                          560,851
                                                                         ---------------
FOOD RETAIL--0.6%
         42,000   Tesco PLC (UK)                                                 239,556
                                                                         ---------------
HEAVY ELECTRICAL EQUIPMENT--0.5%
         29,000   Mitsubishi Electric Corporation (JA)                           205,325
                                                                         ---------------
INTEGRATED OIL & GAS--6.5%
         92,619   BP PLC (UK)                                                    986,427
          7,300   Husky Energy, Inc. (CA)                                        370,495
         17,100   Repsol YPF SA (SP)                                             499,416
          7,400   Royal Dutch Shell PLC Class A (NE)                             225,489
          2,158   Total SA (FR)                                                  542,119
                                                                         ---------------
                                                                               2,623,946
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--2.4%
         94,100   BT Group PLC (UK)                                              360,647
         21,000   Telenor ASA (NW)                                               206,132
          9,800   Telus Corporation (CA)                                         403,465
                                                                         ---------------
                                                                                 970,244
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--1.1%
         22,000   Daiwa Securities Group, Inc. (JA)                              249,409
          3,900   Macquarie Bank Limited (AU)                                    194,843
                                                                         ---------------
                                                                                 444,252
                                                                         ---------------
LIFE & HEALTH INSURANCE--0.6%
         87,900   Old Mutual PLC (UK)                                            249,166
                                                                         ---------------
MARINE--1.0%
             38   AP Moller-Maersk AS (DE)                                       393,145
                                                                         ---------------
MOVIES & ENTERTAINMENT--1.5%
         18,400   Vivendi Universal SA (FR)                                      576,375
                                                                         ---------------
MULTI-LINE INSURANCE--1.7%
         16,200   Aviva PLC (UK)                                                 196,507
          3,900   Baloise Holding Limited (SZ)                                   227,779
          1,100   Zurich Financial Services AG (SZ)                              234,381
                                                                         ---------------
                                                                                 658,667
                                                                         ---------------
OFFICE ELECTRONICS--1.8%
         12,000   Canon, Inc. (JA)                                               702,082
                                                                         ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
         12,200   Eni SPA (IT)                                                   338,399
          2,200   Norsk Hydro ASA (NW)                                           225,890
         67,800   Oil Search Limited (AU)                                        183,404
                                                                         ---------------
                                                                                 747,693
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.8%
         24,200    ING Groep NV (NE)                                     $       839,422
          6,600    Sun Life Financial, Inc. (CA)                                 265,306
                                                                         ---------------
                                                                               1,104,728
                                                                         ---------------
PACKAGED FOODS & MEATS--0.8%
          1,090    Nestle SA Registered (SZ)                                     325,980
                                                                         ---------------
PHARMACEUTICALS--13.5%
          8,500    Astellas Pharma, Inc. (JA)                                    331,539
         20,800    AstraZeneca Group PLC (UK)                                  1,012,443
         11,400    Eisai Company Limited (JA)                                    478,484
         14,800    GlaxoSmithKline PLC (UK)                                      374,074
         10,959    Novartis AG (SZ)                                              575,846
          8,980    Novo Nordisk AS Class B (DE)                                  505,143
          1,670    Roche Holding AG (SZ)                                         250,735
          7,600    Sanofi-Aventis (FR)                                           665,799
          9,500    Santen Pharmaceutical Company Limited (JA)                    262,602
          6,100    Schering AG (GE)                                              408,376
          9,900    Takeda Pharmaceuticals Company Limited (JA)                   535,566
                                                                         ---------------
                                                                               5,400,607
                                                                         ---------------
PRECIOUS METALS & MINERALS--0.6%
         11,500    ThyssenKrupp AG (GE)                                          240,156
                                                                         ---------------
RAILROADS--1.1%
         5,500     Canadian National Railway Company (CA)                        440,662
                                                                         ---------------
SEMICONDUCTOR EQUIPMENT--0.7%
          4,100    Tokyo Electron Limited (JA)                                   257,608
                                                                         ---------------
SOFT DRINKS--1.0%
         12,900    Coca-Cola Hellenic Bottling Company SA (GR)                   379,960
                                                                         ---------------
STEEL--1.3%
         14,900    JFE Holdings, Inc. (JA)                                       500,309
                                                                         ---------------
TIRES & RUBBER--2.1%
          6,300    Continental AG (GE)                                           558,624
         19,000    Sumitomo Rubber Industries Limited (JA)                       270,658
                                                                         ---------------
                                                                                 829,282
                                                                         ---------------
TOBACCO--1.7%
         29,700    British American Tobacco PLC (UK)                             664,315
                                                                         ---------------
TRADING COMPANIES & DISTRIBUTORS--3.4%
         46,000    Mitsubishi Corporation (JA)                                 1,018,018
         28,000    Mitsui & Company Limited (JA)                                 359,690
                                                                         ---------------
                                                                               1,377,708
                                                                         ---------------
WIRELESS TELECOMMUNICATION SERVICES--3.6%
          7,000    Bouygues SA (FR)                                              342,252
        118,900    China Mobile (Hong Kong) Limited (HK)                         562,780
        267,775    Vodafone Group PLC (UK)                                       578,213
                                                                         ---------------
                                                                               1,483,245
                                                                         ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$28,444,835)                                                           38,898,161
                                                                         ---------------

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)--0.5%
HEALTHCARE EQUIPMENT--0.5%
          1,500    Fresenius AG Preferred (GE)                           $       203,149
                                                                         ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$185,201)                                                                 203,149
                                                                         ---------------

PRINCIPAL AMOUNT                                                          AMORTIZED COST
----------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%
SPECIAL PURPOSE ENTITY--1.5%
$       600,000    CAFCO LLC
                   4.12% 1/3/06~                                         $       599,863
                                                                         ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$599,863)                                                       599,863
                                                                         ---------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$29,229,899)                                                     39,701,173
                                                                         ---------------
OTHER ASSETS AND LIABILITIES--0.2%                                                66,015
                                                                         ---------------
NET ASSETS--100.0%                                                       $    39,767,188
                                                                         ===============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $599,863, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                 $   29,229,899
                                                               --------------
Investment securities, at market                                   39,701,173
Cash                                                                  132,990
Foreign currency (cost $993)                                            1,001
Receivables:
   Capital shares sold                                                 17,415
   Dividends and interest                                              57,420
   From adviser                                                        15,881
   Other assets                                                        36,412
                                                               --------------
Total Assets                                                       39,962,292
                                                               --------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                            108,252
   Advisory fees                                                       25,340
   Shareholder servicing fees                                           7,843
   Accounting fees                                                      3,379
   Distribution fees                                                    4,483
   Transfer agency fees                                                13,564
   Custodian fees                                                       1,466
   Directors' deferred compensation                                     8,178
   Other                                                               22,599
                                                               --------------
Total Liabilities                                                     195,104
                                                               --------------
Net Assets                                                     $   39,767,188
                                                               ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                        $   56,584,115
Accumulated net investment loss                                        (4,110)
Accumulated net realized loss from security and
 foreign currency transactions                                    (27,282,847)
Net unrealized appreciation on investments
 and foreign currency translation                                  10,470,030
                                                               --------------
Total                                                          $   39,767,188
                                                               ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $   25,519,479
Shares Outstanding                                                            1,899,179
Net Asset Value, Redemption Price Per Share                              $        13.44
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $        14.26

CLASS B
Net Assets                                                               $    1,966,435
Shares Outstanding                                                              149,885
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $        13.12

CLASS C
Net Assets                                                               $      584,456
Shares Outstanding                                                               44,653
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $        13.09

CLASS F
Net Assets                                                               $   11,484,573
Shares Outstanding                                                              853,208
Net Asset Value, Offering and Redemption Price Per Share                 $        13.46

CLASS R
Net Assets                                                               $       69,710
Shares Outstanding                                                                5,137
Net Asset Value, Offering and Redemption Price Per Share                 $        13.57

CLASS T
Net Assets                                                               $      142,535
Shares Outstanding                                                               10,664
Net Asset Value, Redemption Price Per Share                              $        13.37
Maximum offering price per share
(net asset value plus sales charge of 4.50% of offering price)           $        14.00

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                $      991,687
Interest                                                                         11,055
Foreign taxes withheld                                                         (115,173)
                                                                         --------------
Total Investment Income                                                         887,569
                                                                         --------------
EXPENSES
Advisory fees--Note 2                                                           380,617
Shareholder servicing fees--Note 2                                               93,921
Accounting fees--Note 2                                                          38,062
Distribution fees--Note 2                                                        45,631
Transfer agency fees--Note 2                                                     73,709
Registration fees                                                                56,415
Postage and mailing expenses                                                      3,011
Custodian fees and expenses--Note 2                                              50,860
Printing expenses                                                                41,124
Legal and audit fees                                                             15,266
Directors' fees and expenses--Note 2                                              8,150
Other expenses                                                                   49,651
                                                                         --------------
   Total Expenses                                                               856,417
   Earning Credits                                                               (3,172)
   Reimbursed/Waived Expenses                                                  (289,434)
   Expense Offset to Broker Commissions                                         (12,641)
                                                                         --------------
   Net Expenses                                                                 551,170
                                                                         --------------
Net Investment Income                                                           336,399
                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                                      3,946,597
   Foreign Currency Transactions                                                (14,891)
                                                                         --------------
Net Realized Gain                                                             3,931,706
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                683,031
                                                                         --------------
Net Realized and Unrealized Gain                                              4,614,737
                                                                         --------------
Net Increase in Net Assets Resulting from Operations                     $    4,951,136
                                                                         ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

    STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,
                                                             2005              2004
OPERATIONS
Net Investment Income                                    $      336,399    $      277,266
Net Realized Gain on Security and Foreign
 Currency Transactions                                        3,931,706         8,483,384
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                683,031          (886,438)
                                                         --------------    --------------
Net Increase in Net Assets Resulting from Operations          4,951,136         7,874,212
                                                         --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                     (221,917)         (185,495)
   Class B                                                       (3,527)                0
   Class C                                                       (1,574)                0
   Class F                                                     (100,227)          (72,290)
   Class R                                                         (750)          (11,405)
   Class T                                                         (912)             (511)
                                                         --------------    --------------
Net Decrease from Dividends and Distributions                  (328,907)         (269,701)
                                                         --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                   (2,546,598)       (2,078,483)
   Class B                                                     (529,010)         (527,506)
   Class C                                                       42,438           (94,599)
   Class F                                                     (729,040)         (980,705)
   Class R                                                       (4,365)       (3,373,718)
   Class T                                                      (48,533)          (31,098)
                                                         --------------    --------------
Net Decrease from Capital Share Transactions                 (3,815,108)       (7,086,109)
                                                         --------------    --------------
Net Increase in Net Assets                                      807,121           518,402
                                                         --------------    --------------

NET ASSETS
Beginning of year                                        $   38,960,067    $   38,441,665
                                                         --------------    --------------
End of year                                              $   39,767,188    $   38,960,067
                                                         ==============    ==============
Undistributed (Accumulated) Net
 Investment Income (Loss)                                $       (4,110)   $        3,289

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005           2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.90     $     9.77     $     7.19     $    10.03     $    14.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.12           0.08           0.06           0.01           0.00(a)
Net realized and unrealized gains
 (losses) on securities                                    1.54           2.14           2.59          (2.84)         (4.39)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.66           2.22           2.65          (2.83)         (4.39)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.12)         (0.09)         (0.07)         (0.01)          0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                       (0.12)         (0.09)         (0.07)         (0.01)          0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.44     $    11.90     $     9.77     $     7.19     $    10.03
                                                     ======================================================================

TOTAL RETURN(b)                                           13.93%         22.69%         36.84%        (28.19%)       (30.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   25,519     $   25,076     $   22,432     $   18,217     $   29,151
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.44%          1.42%          1.41%          1.40%          1.46%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.40%          1.40%          1.40%          1.40%          1.44%
Net investment income (loss)                               0.94%          0.74%          0.80%          0.13%         (0.74%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                   54%            85%           144%           220%           213%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.15% (2005), 2.05% (2004), 2.48% (2003), 2.18% (2002), AND
    1.78% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004              2003           2002           2001
                                                     ---------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.63       $     9.55        $     7.03     $     9.87     $    14.29
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.02(a)          0.00(a), (b)     (0.08)         (0.11)         (0.12)
Net realized and unrealized gains
 (losses) on securities                                    1.49             2.08              2.61          (2.73)         (4.30)
                                                     ---------------------------------------------------------------------------
Total from investment operations                           1.51             2.08              2.53          (2.84)         (4.42)
--------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)            0.00             (0.01)          0.00           0.00
From net realized gains                                    0.00             0.00              0.00           0.00           0.00
                                                     ---------------------------------------------------------------------------
Total distributions                                       (0.02)            0.00             (0.01)          0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.12       $    11.63        $     9.55     $     7.03     $     9.87
                                                     ===========================================================================

TOTAL RETURN(c)                                           13.02%           21.78%            35.95%        (28.77%)       (30.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,966       $    2,281        $    2,372     $    2,201     $    3,786
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           2.19%            2.16%             2.16%          2.16%          2.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.15%            2.15%             2.15%          2.15%          2.26%
Net investment income (loss)                               0.21%            0.00%             0.07%         (0.61%)        (1.03%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%              144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.04% (2005), 2.85% (2004), 3.32% (2003), 2.91% (2002), AND
    2.67% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004              2003           2002           2001
                                                     ---------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.61       $     9.53        $     7.02     $     9.86     $    14.27
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.02(a)          0.00(a), (b)     (0.26)         (0.29)         (0.16)
Net realized and unrealized gains
 (losses) on securities                                    1.50             2.08              2.77          (2.55)         (4.25)
                                                     ---------------------------------------------------------------------------
Total from investment operations                           1.52             2.08              2.51          (2.84)         (4.41)
--------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.04)            0.00              0.00           0.00           0.00
From net realized gains                                    0.00             0.00              0.00           0.00           0.00
                                                     ---------------------------------------------------------------------------
Total distributions                                       (0.04)            0.00              0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.09       $    11.61        $     9.53     $     7.02     $     9.86
                                                     ===========================================================================

TOTAL RETURN(c)                                           13.05%           21.83%            35.76%        (28.80%)       (30.90%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      584       $      476        $      482     $      532     $    1,429
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           2.20%            2.16%             2.16%          2.16%          2.29%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.15%            2.15%             2.15%          2.15%          2.26%
Net investment income (loss)                               0.14%            0.03%             0.08%         (0.63%)        (0.99%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%              144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.94% (2005), 2.87% (2004), 3.25% (2003), 3.11% (2002), AND
    2.85% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004             2003           2002           2001
                                                     --------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.92       $     9.78       $     7.18     $    10.03     $    14.40
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.11(a)          0.08(a)         (0.01)         (0.05)         (0.07)
Net realized and unrealized gains
 (losses) on securities                                    1.55             2.14             2.68          (2.79)         (4.30)
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.66             2.22             2.67          (2.84)         (4.37)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.12)           (0.08)           (0.07)         (0.01)          0.00
From net realized gains                                    0.00             0.00             0.00           0.00           0.00
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.12)           (0.08)           (0.07)         (0.01)          0.00
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.46       $    11.92       $     9.78     $     7.18     $    10.03
                                                     ==========================================================================

TOTAL RETURN                                              13.91%           22.70%           37.17%        (28.30%)       (30.35%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   11,485       $   10,885       $    9,837     $    9,321     $   16,640
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.44%            1.41%            1.40%          1.40%          1.55%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.40%            1.40%            1.40%          1.40%          1.52%
Net investment income (loss)                               0.92%            0.76%            0.80%          0.12%         (0.26%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                   54%              85%             144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.28% (2005), 2.10% (2004), 2.52% (2003), 2.13% (2002), AND
    1.99% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005            2004             2003           2002           2001
                                                     --------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.01       $     9.82       $     7.22     $    10.08     $    14.45
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.14(b)          0.13(b)          0.09           0.02           0.00(a)
Net realized and unrealized gains
 (losses) on securities                                    1.57             2.17             2.60          (2.85)         (4.37)
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.71             2.30             2.69          (2.83)         (4.37)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.15)           (0.11)           (0.09)         (0.03)          0.00
From net realized gains                                    0.00             0.00             0.00           0.00           0.00
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.15)           (0.11)           (0.09)         (0.03)          0.00
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.57       $    12.01       $     9.82     $     7.22     $    10.08
                                                     ==========================================================================

TOTAL RETURN                                              14.22%           23.45%           37.27%        (28.10%)       (30.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       70       $       66       $    3,146     $    2,470     $    6,102
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.20%            1.15%            1.15%          1.16%          1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.15%            1.15%            1.15%          1.15%          1.26%
Net investment income (loss)                               1.15%            1.21%            1.03%          0.27%         (0.04%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                   54%              85%             144%           220%           213%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.35% (2005), 1.65% (2004), 1.95% (2003), 1.71% (2002), AND
    1.57% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005            2004             2003             2002           2001
                                                     ----------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.84       $     9.70       $     7.14       $     9.97     $    14.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.08(b)          0.06(b)          0.00(a)         (0.10)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.54             2.11             2.61            (2.73)         (4.31)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.62             2.17             2.61            (2.83)         (4.40)
---------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.09)           (0.03)           (0.05)            0.00           0.00
From net realized gains                                    0.00             0.00             0.00             0.00           0.00
                                                     ----------------------------------------------------------------------------
Total distributions                                       (0.09)           (0.03)           (0.05)            0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.37       $    11.84       $     9.70       $     7.14     $     9.97
                                                     ============================================================================

TOTAL RETURN(c)                                           13.65%           22.42%           36.58%          (28.39%)       (30.62%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      143       $      175       $      172       $      158     $      343
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           1.69%            1.66%            1.65%            1.65%          1.80%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.65%            1.65%            1.65%            1.65%          1.77%
Net investment income (loss)                               0.67%            0.57%            0.67%           (0.12%)        (0.53%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%             144%             220%           213%

(a) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.81% (2005), 2.44% (2004), 2.88% (2003), 4.00% (2002), AND
    2.86% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a large portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian and expense offsets to broker commissions) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares and 1.65% for Class T shares. These reductions are made pursuant to a permanent written contractual commitment. For the year ended December 31, 2005, $271,337 was reimbursed to the Fund by Founders pursuant to this provision.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $25,972 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $10,108 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                   TRANSFER
                                                 AGENCY FEES
          ---------------------------------------------------
          Class A                                $     50,313
          Class B                                $      6,701
          Class C                                $      1,172
          Class R                                $      1,012
          Class T                                $        840

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $930 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $3,563 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $27,025 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                    DISTRIBUTION    SHAREHOLDER
                                        FEES       SERVICING FEES
          -------------------------------------------------------
          Class A                        N/A       $       61,518
          Class B                   $     14,400   $        4,800
          Class C                   $      3,863   $        1,288
          Class T                   $        343   $          343

During the year ended December 31, 2005, DSC retained $278 in sales commissions from the sales of Class A shares. DSC also retained $9781 and $40 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                           AMOUNT OF WAIVER
          ---------------------------------------------------------
          9/1/04 to 8/31/05                        $        200,000
          9/1/05 to 8/31/06                        $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $18,097, which reduced the amount paid to Mellon Bank to $32,763.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, defered compensation, foreign currency transactions and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
          INVESTMENT INCOME   REALIZED GAINS AND LOSSES   CAPITAL
          ---------------------------------------------------------
             $  (14,891)            $   14,891            $   0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                               2005         2004
                                            -----------------------
          DISTRIBUTIONS PAID FROM:
          Ordinary Income                   $  328,907   $  269,701
          Long-Term Capital Gain            $        0   $        0
                                            -----------------------
                                            $  328,907   $  269,701
                                            =======================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $3,946,147. Accumulated capital losses as of December 31, 2005 were:

          EXPIRATION                                             AMOUNT
          -----------------------------------------------------------------
            2008                                           $      3,805,803
            2009                                           $     10,099,981
            2010                                           $      5,986,171
            2011                                           $      7,339,094
                                                           ----------------
                                                           $     27,231,049
                                                           ================

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Post-October Foreign Currency Loss Deferral      $         (2,188)
          Undistributed Ordinary Income                    $          4,737
          Other Book/Tax Differences                       $         (7,904)
          Federal Tax Cost                                 $     29,281,696
          Gross Tax Appreciation of Investments            $     10,468,302
          Gross Tax Depreciation of Investments            $        (48,825)
          Net Tax Appreciation                             $     10,419,477

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                           YEAR ENDED                          YEAR ENDED
                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                   SHARES            AMOUNT            SHARES            AMOUNT
CLASS A
Sold                                                  48,763    $        599,013         111,208    $      1,148,486
Dividends or Distributions Reinvested                 15,907    $        210,698          14,688    $        174,191
Redeemed                                            (272,133)   $     (3,356,309)       (315,412)   $     (3,401,160)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                        (207,463)   $     (2,546,598)       (189,516)   $     (2,078,483)
                                                ============    ================    ============    ================

CLASS B
Sold                                                  22,161    $        266,981          11,870    $        124,485
Dividends or Distributions Reinvested                    212    $          2,770               0    $              0
Redeemed                                             (68,649)   $       (798,761)        (64,211)   $       (651,991)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                         (46,276)   $       (529,010)        (52,341)   $       (527,506)
                                                ============    ================    ============    ================

                                                           YEAR ENDED                          YEAR ENDED
                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                   SHARES            AMOUNT            SHARES            AMOUNT
CLASS C
Sold                                                  13,942    $        162,011           6,433    $         64,792
Dividends or Distributions Reinvested                     52    $            684               0    $              0
Redeemed                                             (10,373)   $       (120,257)        (15,944)   $       (159,391)
                                                ------------    ----------------    ------------    ----------------
Net Increase (Decrease)                                3,621    $         42,438          (9,511)   $        (94,599)
                                                ============    ================    ============    ================

CLASS F
Sold                                                 129,124    $      1,589,753         470,504    $      4,815,790
Dividends or Distributions Reinvested                  7,163    $         95,978           5,843    $         69,420
Redeemed                                            (196,116)   $     (2,414,771)       (569,384)   $     (5,865,911)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                         (59,829)   $       (729,040)        (93,037)   $       (980,705)
                                                ============    ================    ============    ================

CLASS R
Sold                                                      75    $          1,000          40,338    $        419,337
Dividends or Distributions
Reinvested                                                55    $            750             957    $         11,405
Redeemed                                                (518)   $         (6,115)       (355,989)   $     (3,804,460)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                            (388)   $         (4,365)       (314,694)   $     (3,373,718)
                                                ============    ================    ============    ================

CLASS T
Sold                                                     111    $          1,276           1,431    $         14,400
Dividends or Distributions Reinvested                     66    $            881              42    $            492
Redeemed                                              (4,290)   $        (50,690)         (4,460)   $        (45,990)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                          (4,113)   $        (48,533)         (2,987)   $        (31,098)
                                                ============    ================    ============    ================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $20,421,360 and $25,809,492, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

International Equity Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking fourth out of 14 Lipper-selected "peer funds," and in the first quintile of its Lipper international multi-cap core fund performance universe, ranking 31st of 259 funds. The directors noted that the Fund's performance had improved significantly since the current portfolio management team assumed its duties in March 2003, with the Fund placing in the first quintile of its Lipper-selected group and universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS REFLECT APPLICABLE FEE WAIVERS AND EXPENSE LIMITATIONS, BUT DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, International Equity Fund's management fees ranked in the first (best) quintile of its Lipper competitive expense group, with the Fund's fees the second lowest of 14 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 10 of the 14 funds in its group. The Fund's management fees were in the first (best) quintile of its Lipper expense universe, placing eighth lowest of 60 funds. The directors noted that Founders has agreed to permanently waive the portion of its management fee for the Fund that exceeds 0.75% of the Fund's average net assets, and has further agreed to a permanent limitation upon the total expenses of each class of the Fund's shares.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds. However, the International Equity Fund's 2005 expense ratios, net of brokerage offsets and credits earned on cash balances held by the Fund's custodian, are not expected to increase, due to Founders' commitment to permanently limit such net expense ratios to certain levels.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-INE-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3

Fund Expenses                                                             12

Statement of Investments                                                  14

Statement of Assets and Liabilities                                       18

Statement of Operations                                                   20

Statements of Changes in Net Assets                                       21

Financial Highlights                                                      22

Notes to Financial Statements                                             28

Report of Independent Registered Public Accounting Firm                   37

Factors Considered in Renewing the Advisory Agreement                     38

Your Board Representatives                                                46

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that Fund information on our website.

To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                                 DISTRIBUTOR
Founders Asset Management LLC                      Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                     200 Park Avenue
210 University Boulevard, Suite 800                New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

[PHOTO OF DANIEL E. CROWE]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS JOHN B. JARES, CFA, LEFT; AND DANIEL E. CROWE, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

COUNTERVAILING ECONOMIC FACTORS

The market struggled with countervailing forces throughout 2005. Continued economic growth, benign core inflation, strong consumer spending, corporate balance sheets flush with cash, and further housing price gains were favorable to the market during the year. Offsetting this, however, were increases in energy costs, the Federal Reserve's continued campaign of raising the federal funds rate, catastrophic Gulf Coast hurricanes, terrorism in London, and declining approval ratings for President Bush. These factors combined to lead to robust earnings growth offset by declining valuations, which in turn produced moderate increases in stock prices.

MODEST CHANGES IN COMPOSITION HELPED FUND

The number of holdings in the Fund remained consistent within the range of 50-60 positions, and cash levels and turnover rates were similar to 2004 levels. However, the Fund transitioned its allocation from being overweight the consumer discretionary sector and underweight the healthcare sector to holding an overweight position in healthcare and an underweight position in consumer discretionary. The Fund's consumer discretionary weighting declined as high valuations, coupled with headwinds that were likely to slow consumer spending, led us to find fewer investments within this sector. The number of healthcare positions was increased as we found more opportunities at attractive valuations.

[SIDENOTE]

"PORTFOLIO COMPOSITION CHANGES POSITIVELY IMPACTED THE FUND'S RELATIVE PERFORMANCE DURING THE PERIOD."

    Dreyfus Founders Mid-Cap Growth Fund's return for the 12-month period ended December 31, 2005 was competitive(1) with its benchmark, the Russell Mid-Cap Growth Index, which produced a 12.10% return. The Fund's relative performance was primarily driven by strong stock picking overall, particularly in the information technology (IT) and industrials sectors. However, some weak stock choices in the financials and, to a lesser extent, energy sectors partially offset the gains made by strong stock selection elsewhere.

COMPELLING OPPORTUNITIES

We found compelling growth opportunities in many sectors during the period, including the information technology, healthcare and industrials sectors. Information technology companies with strong cyclical demand for their products presented attractive investment options for the Fund. Furthermore, companies with industry-leading products in fast growing markets also presented prospects for growth. Industrials companies in general benefited from continued economic expansion and, to a lesser extent, increased corporate spending. The airline industry within the industrials sector rose on a rationalization of capacity within the industry due to the numerous recent bankruptcies. And although the Fund's allocation and stock selection in the energy sector did not help its relative performance, many energy companies in general continued to benefit from large increases in the prices of oil and natural gas.

STRONG STOCK PICKING

The Fund's relative performance overall was mostly driven by strong stock picking across a number of sectors. Solid selection of holdings in the information technology sector provided outperformance relative to the Index. Among the top performers in IT, and in the Fund overall, was SanDisk, Inc., a leading supplier of NAND flash memory, which benefited from favorable supply and demand characteristics. Apple Computer, Inc.'s use of SanDisk's flash memory within the new iPod nano MP3 music player, as well as expected strong demand in musicenabled cell phones, gave credence to the stock's growth. SanDisk's stock was purchased during the period on the expectation

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for Average Annual Total Returns for all share classes, including and excluding sales charges.

that NAND flash memory demand would increase; however, the stock was later sold due to concerns of increased supply entering the market. We purchased Cogent Systems, Inc., a provider of biometric solutions including automated fingerprint identification systems (AFIS), in the second quarter of the period after a substantial pullback by the market over a secondary offering of shares. After the secondary offering was completed, the company's strong fundamentals and leading position in the AFIS industry led to strong share-price appreciation. The position was sold later in the period over concerns about delays in potential contract wins in Europe.

    As was mentioned above, the airline industry within the industrials sector saw many stocks realizing gains during the period, including AMR CORPORATION, parent company of American Airlines. Recent bankruptcies accelerated the reduction of capacity in the industry, resulting in a much-improved pricing environment. In addition, aggressive cuts in operating costs compensated for the period's higher price of fuel. For the first time in several years, American Airlines is expected to be profitable in 2006. Other industrials players that

LARGEST EQUITY HOLDINGS (ticker symbol)
  1. HARMAN INTERNATIONAL INDUSTRIES, INC. (HAR)                      3.54%
  2. AMERICAN TOWER CORPORATION (AMT)                                 3.26%
  3. R.H. DONNELLEY CORPORATION (RHD)                                 3.09%
  4. BALL CORPORATION (BLL)                                           3.00%
  5. OMNICARE, INC. (OCR)                                             2.73%
  6. PERKINELMER, INC. (PKI)                                          2.73%
  7. FLIR SYSTEMS, INC. (FLIR)                                        2.49%
  8. COVANCE, INC. (CVD)                                              2.46%
  9. THOMAS AND BETTS CORPORATION (TNB)                               2.40%
 10. SCIENTIFIC GAMES CORPORATION (SGMS)                              2.24%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Telecommunications Services

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 18005252440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Mid-Cap Growth Fund     Russell Midcap
                 Class F Shares          Growth Index
  12/31/1995     $10,000.00              $10,000.00
  12/31/1996     $11,533.35              $11,747.64
  12/31/1997     $13,428.42              $14,395.83
  12/31/1998     $13,196.03              $16,967.47
  12/31/1999     $18,774.16              $25,670.60
  12/29/2000     $14,327.21              $22,654.49
  12/31/2001     $11,402.62              $18,089.48
  12/31/2002      $8,609.47              $13,131.93
  12/31/2003     $11,764.08              $18,740.87
  12/31/2004     $13,932.88              $21,641.84
  12/30/2005     $15,707.35              $24,260.25


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell Mid-cap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                        1        5        10        SINCE
CLASS (INCEPTION DATE)                 YEAR    YEARS     YEARS    INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              6.36%    0.13%       --      (4.23%)
Without sales charge                  12.77%    1.33%       --      (3.28%)

B SHARES (12/31/99)
With redemption*                       7.72%    0.34%       --      (4.03%)
Without redemption                    11.72%    0.73%       --      (3.92%)

C SHARES (12/31/99)
With redemption**                     10.62%    0.46%       --      (4.14%)
Without redemption                    11.62%    0.46%       --      (4.14%)

F SHARES (9/8/61)                     12.74%    1.86%     4.62%       N/A

R SHARES (12/31/99)                   12.89%    1.50%       --      (3.12%)

T SHARES (12/31/99)
With sales charge (4.50%)              6.49%   (0.53%)      --      (4.87%)
Without sales charge                  11.59%    0.37%       --      (4.14%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

aided the Fund's relative performance for the period included THOMAS AND BETTS CORPORATION. A rebound in commercial construction from previous lows during 2002 and 2003, as well as a build-out of the utility transmission infrastructure, drove double-digit revenue growth for the company. In addition, increased capacity utilization and productivity improvements resulted in higher margins for Thomas and Betts despite a higher raw material cost environment. The company was also able to raise prices due to increased demand for its products.

    Strong stock selection in the telecommunications services sector aided the Fund's return; the Fund's relative overweight position during the period also benefited the Fund's performance. Telecom issue AMERICAN TOWER CORPORATION's stock price rose as investors continued to realize the attractive fundamentals within the cellular tower industry. The industry recently consolidated to a smaller number of financially strong players and has enjoyed stable price increases, improving balance sheets and strong cash flow generation. The stock remained a large holding in the Fund at the end of the period.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Healthcare                   22.60%
Consumer Discretionary       20.69%
Information Technology       17.17%
Industrials                  10.76%
Materials                     8.36%
Financials                    6.73%
Energy                        6.65%
Telecommunications Services   3.26%
Consumer Staples              1.09%
Cash & Equivalents            2.69%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

OTHER STRONG PERFORMERS

Other notable strong performers during the period included Blackboard, Inc. and CB RICHARD ELLIS GROUP, INC. A provider of educational software, Blackboard continued to see strong demand for its academic suite of products and upgrades; however, the Fund's position in this stock was sold during the year due to concerns regarding valuation. CB Richard Ellis, a worldwide provider of commercial real estate services, performed strongly as the company raised earnings guidance multiple times throughout the period. Increased earnings were driven by the strong recovery in the commercial real estate market; CB Richard Ellis outperformed many other financial services companies, as the company was not negatively impacted by the flattening yield curve experienced in 2005.

FINANCIALS AND ENERGY WEIGHED ON PERFORMANCE

The aforementioned flattening yield curve negatively impacted the growth opportunities of many financial services companies, particularly banks, during 2005. Slowing growth in areas such as credit card receivables also had a negative impact on financial companies. The Fund's slight relative overweight position and weak stock selection in this sector was the largest weight on Fund performance for the period. First Marblehead Corporation, a provider of outsourcing services for private education lending, saw its stock price drop during the period as investors became concerned over the company's long-term growth rate and management issues: the company delivered slower-than-expected facilitation volume growth in the second and third quarters, and management issues arose involving the CEO's resignation for the alleged giving of improper gifts to an employee at one of First Marblehead's larger customers. Ambac Financial Group, Inc. also underperformed, as slower credit enhancement production was a sign that future earnings growth was likely to slow. The Fund exited its positions in these stocks by the end of the period, as we believed stronger growth opportunities existed elsewhere.

    Although energy was a strong-performing sector in the Index during the period, the Fund's underweight allocation and poor selection of energy stocks impeded the Fund's relative return.

SELECT IT ISSUES HURT RETURN

As was previously mentioned, the information technology sector positively impacted the Fund's return; however, select IT stocks did detract from the Fund's performance in this sector. Zebra Technologies Corporation missed second quarter earnings because of weak retail numbers and economic conditions in Europe. A slower-than-expected adoption of radio frequency identification (RFID) technologies also impacted the near-term growth of the company. CDW Corporation underperformed as the company missed Financials earnings expectations and saw revenue growth at slower-than-historical levels. Furthermore, management failed to maximize investor returns by not deploying its significant cash position. VERITAS Software Corporation declined in the first half of the period, as investors were concerned over the strategic rationale of the acquisition of VERITAS by Symantec. TIBCO Software, Inc. was another underperforming IT stock.

INDIVIDUAL ISSUES IMPEDED RETURN

Tempur-Pedic International, Inc. was a notable individual poor performer as the company delivered slightly lower-than-expected revenue growth in the second quarter of the period, and announced substantially lower-than-expected earnings and revenue for the period's third quarter. Management credibility was negatively impacted by a lack of identification of the underlying problems that led to the large shortfall in the third quarter. Healthcare holding Biomet, Inc. declined over increasing concerns on pricing pressure for the company's orthopedic hips and knees, and worries regarding slowing procedures growth.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Financials
Energy
Utilities

POSITIONED FOR 2006

At the end of the period, the Fund was comprised of companies we believed may continue to grow through a slowing economic environment--this included many healthcare companies and select stocks within the information technology sector. The Fund was also positioned to benefit from increased spending within the telecommunications services sector. The Fund held underweight positions in sectors likely to be negatively impacted by slowing consumer spending. Finally, the Fund held a reduced relative position in the energy sector as a slowing economy may lead to lower demand for oil and natural gas. Furthermore, the weighting of this sector in the Fund's benchmark, the Russell MidCap Growth Index, has increased substantially due to changes in the composition in the Index; we have not found a corresponding increase in the number of energy sector investments that we find compelling.

    We will continue to focus on our bottom-up investment process and will work diligently to seek the most attractive mix of potential reward and limited risk.


/s/ John B. Jares                             /s/ Daniel E. Crowe

John B. Jares, CFA                            Daniel E. Crowe, CFA
Co-Portfolio Manager                          Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                 BEGINNING         ENDING          EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                 (7/1/05)        (12/31/05)      (7/1/05-12/31/05)
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                $     1,000.00   $     1,069.92   $              8.09
CLASS A HYPOTHETICAL                                1,000.00         1,017.29                  7.91

CLASS B ACTUAL                                      1,000.00         1,067.65                 12.40
CLASS B HYPOTHETICAL                                1,000.00         1,013.06                 12.15

CLASS C ACTUAL                                      1,000.00         1,067.19                 11.98
CLASS C HYPOTHETICAL                                1,000.00         1,013.46                 11.74

CLASS F ACTUAL                                      1,000.00         1,070.98                  7.20
CLASS F HYPOTHETICAL                                1,000.00         1,018.16                  7.04

CLASS R ACTUAL                                      1,000.00         1,071.84                  6.48
CLASS R HYPOTHETICAL                                1,000.00         1,018.88                  6.33

CLASS T ACTUAL                                      1,000.00         1,067.04                 13.49
CLASS T HYPOTHETICAL                                1,000.00         1,011.98                 13.22

* Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                               EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                             1.55%
CLASS B                                                             2.38%
CLASS C                                                             2.30%
CLASS F                                                             1.38%
CLASS R                                                             1.24%
CLASS T                                                             2.59%

STATEMENT OF INVESTMENTS
DECEMBER 31, 2005

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--90.3%
ADVERTISING--3.1%
     57,375    R.H. Donnelley Corporation*                        $    3,535,446
                                                                  --------------
AIRLINES--1.9%
    100,000    AMR Corporation*                                        2,223,000
                                                                  --------------
APPLICATION SOFTWARE--1.5%
     39,000    NAVTEQ*                                                 1,710,930
                                                                  --------------
AUTOMOTIVE RETAIL--2.2%
     58,000    Advance Auto Parts, Inc.*                               2,520,680
                                                                  --------------
BIOTECHNOLOGY--3.8%
     20,000    Cephalon, Inc.*                                         1,294,800
     30,500    Neurocrine Biosciences, Inc.*                           1,913,265
     94,000    Senomyx, Inc.*                                          1,139,280
                                                                  --------------
                                                                       4,347,345
                                                                  --------------
CASINOS & GAMING--3.4%
     94,000    Scientific Games Corporation*                           2,564,320
     25,000    Wynn Resorts Limited*                                   1,371,250
                                                                  --------------
                                                                       3,935,570
                                                                  --------------
COMMERCIAL PRINTING--1.7%
    150,000    Cenveo, Inc.*                                           1,974,000
                                                                  --------------
COMMUNICATIONS EQUIPMENT--1.3%
    135,000    Tellabs, Inc.*                                          1,471,500
                                                                  --------------
CONSUMER ELECTRONICS--3.5%
     41,425    Harman International Industries, Inc.                   4,053,436
                                                                  --------------
DATA PROCESSING & OUTSOURCED SERVICES--2.3%
     25,500    Fiserv, Inc.*                                           1,103,385
     40,000    Paychex, Inc.                                           1,524,800
                                                                  --------------
                                                                       2,628,185
                                                                  --------------
DEPARTMENT STORES--0.8%
     18,550    Kohl's Corporation*                                       901,530
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--4.0%
     33,675    Genlyte Group, Inc.*                                    1,803,970
     65,450    Thomas and Betts  Corporation*                          2,746,282
                                                                  --------------
                                                                       4,550,252
                                                                  --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--4.3%
     60,500    Agilent Technologies, Inc.*                             2,014,045
    128,000    FLIR Systems, Inc.*                                     2,858,240
                                                                  --------------
                                                                       4,872,285
                                                                  --------------
HEALTHCARE EQUIPMENT--2.7%
    132,675    PerkinElmer, Inc.                                       3,125,823
                                                                  --------------
HEALTHCARE SERVICES--2.7%
     54,700    Omnicare, Inc.                                          3,129,934
                                                                  --------------

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
HEALTHCARE SUPPLIES--3.9%
     61,300    Dade Behring Holdings, Inc.                        $    2,506,557
     36,700    DENTSPLY International, Inc.                            1,970,423
                                                                  --------------
                                                                       4,476,980
                                                                  --------------
HOME ENTERTAINMENT SOFTWARE--1.0%
     85,500    Activision, Inc.*                                       1,174,770
                                                                  --------------
HOME FURNISHINGS--1.0%
     13,475    Mohawk Industries, Inc.*                                1,172,056
                                                                  --------------
HOMEFURNISHING RETAIL--1.8%
     55,475    Bed Bath & Beyond, Inc.*                                2,005,421
                                                                  --------------
HOUSEWARES & SPECIALTIES--1.8%
     69,000    Jarden Corporation*                                     2,080,350
                                                                  --------------
LEISURE FACILITIES--0.5%
     13,175    Royal Caribbean Cruises Limited                           593,666
                                                                  --------------
LEISURE PRODUCTS--1.0%
     28,500    Brunswick Corporation                                   1,158,810
                                                                  --------------
MANAGED HEALTHCARE--1.5%
     29,025    Coventry Health Care, Inc.*                             1,653,264
                                                                  --------------
METAL & GLASS CONTAINERS--3.0%
     86,575    Ball Corporation                                        3,438,759
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--4.2%
     61,400    BJ Services Company                                     2,251,538
     30,150    FMC Technologies, Inc.*                                 1,294,038
     35,000    Weatherford International Limited*                      1,267,000
                                                                  --------------
                                                                       4,812,576
                                                                  --------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
     29,300    Newfield Exploration Company*                           1,467,051
                                                                  --------------
OIL & GAS REFINING & MARKETING--1.2%
     26,000    Valero Energy Corporation                               1,341,600
                                                                  --------------
PACKAGED FOODS & MEATS--1.1%
     28,500    J. M. Smucker Company                                   1,254,000
                                                                  --------------
PHARMACEUTICALS--6.0%
     58,000    Covance, Inc.*                                          2,815,900
    100,000    MGI Pharma, Inc.*                                       1,716,000
    105,125    Theravance, Inc.*                                       2,367,415
                                                                  --------------
                                                                       6,899,315
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.1%
     40,950    CB Richard Ellis Group, Inc.*                           2,409,908
                                                                  --------------
REGIONAL BANKS--1.0%
     66,000    UCBH Holdings, Inc.                                     1,180,080
                                                                  --------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS--4.8%
    106,000    Cypress Semiconductor Corporation*                 $    1,510,500
     92,400    Freescale Semiconductor, Inc. Class B*                  2,325,708
     46,650    Maxim Integrated Products, Inc.                         1,690,596
                                                                  --------------
                                                                       5,526,804
                                                                  --------------
SPECIALTY CHEMICALS--1.7%
     31,100    Sigma-Aldrich Corporation                               1,968,319
                                                                  --------------
STEEL--3.7%
     68,000    Allegheny Technologies, Inc.                            2,453,440
     25,850    Nucor Corporation                                       1,724,712
                                                                  --------------
                                                                       4,178,152
                                                                  --------------
SYSTEMS SOFTWARE--1.0%
     23,000    MICROS Systems, Inc.*                                   1,111,360
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--1.0%
     27,000    The PMI Group, Inc.                                     1,108,890
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
     20,750    W.W. Grainger, Inc.                                     1,475,325
                                                                  --------------
TRUCKING--1.9%
     93,100    J.B. Hunt Transport Services, Inc.                      2,107,784
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES--3.3%
    138,050    American Tower Corporation*                             3,741,155
                                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$93,942,162)                                                  103,316,311
                                                                  --------------
COMMON STOCKS (FOREIGN)--7.1%
AUTO PARTS & EQUIPMENT--1.5%
     38,500    Autoliv, Inc. (SW)                                      1,748,670
                                                                  --------------
HEALTHCARE EQUIPMENT--2.0%
     40,975    Mettler-Toledo International, Inc. (SZ)*                2,261,820
                                                                  --------------
INVESTMENT BANKING & BROKERAGE--1.8%
     65,150    Lazard Limited Class A (BD)                             2,078,285
                                                                  --------------
MULTI-LINE INSURANCE--0.8%
     17,000    Arch Capital Group Limited (BD)*                          930,750
                                                                  --------------
SEMICONDUCTORS--1.0%
     69,125    ATI Technologies, Inc. (CA)*                            1,174,435
                                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$6,981,107)                                                     8,193,960
                                                                  --------------

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.4%
SPECIAL PURPOSE ENTITY--2.4%
$ 2,800,000    CAFCO LLC
               4.12% 1/3/06~                                      $    2,799,359
                                                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,799,359)                                           2,799,359
                                                                  --------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$103,722,628)                                           114,309,630
                                                                  --------------
OTHER ASSETS AND LIABILITIES--0.2%                                       281,109
                                                                  --------------
NET ASSETS--100.0%                                                $  114,590,739
                                                                  ==============

NOTES TO STATEMENTS OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,799,359, OR 2.4%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
*   NON-INCOME PRODUCING.
    BD - BERMUDA
    CA - CANADA
    SW - SWEDEN
    SZ - SWITZERLAND

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities, at cost                                    $  103,722,628
                                                                  --------------
Investment securities, at market                                     114,309,630
Cash                                                                     167,613
Receivables:
   Investment securities sold                                            356,639
   Capital shares sold                                                    31,945
   Dividends and interest                                                 39,364
   Other assets                                                           32,375
                                                                  --------------
Total Assets                                                         114,937,566
                                                                  --------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                               149,982
   Advisory fees                                                          80,537
   Shareholder servicing fees                                             13,283
   Accounting fees                                                         5,933
   Distribution fees                                                      12,547
   Transfer agency fees                                                    8,650
   Custodian fees                                                          1,379
   Directors' deferred compensation                                       32,375
   Other                                                                  42,141
                                                                  --------------
Total Liabilities                                                        346,827
                                                                  --------------
Net Assets                                                        $  114,590,739
                                                                  ==============
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                           $  134,417,588
Accumulated net investment loss                                          (21,525)
Accumulated net realized loss from security
 and foreign currency transactions                                   (30,392,326)
Net unrealized appreciation on investments
 and foreign currency translation                                     10,587,002
                                                                  --------------
Total                                                             $  114,590,739
                                                                  ==============

CLASS A
Net Assets                                                        $    1,656,331
Shares Outstanding                                                       353,936
Net Asset Value, Redemption Price Per Share                       $         4.68
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of
  offering price)                                                 $         4.97

CLASS B
Net Assets                                                        $    1,885,886
Shares Outstanding                                                       421,009
Net Asset Value, Offering and Redemption Price
(excluding applicable contingent deferred sales
 charge) Per Share                                                $         4.48

CLASS C
Net Assets                                                        $      549,618
Shares Outstanding                                                       124,333
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales
 charge) Per Share                                                $         4.42

CLASS F
Net Assets                                                        $  110,169,625
Shares Outstanding                                                    23,056,571
Net Asset Value, Offering and Redemption Price Per Share          $         4.78

CLASS R
Net Assets                                                        $      296,699
Shares Outstanding                                                        62,746
Net Asset Value, Offering and Redemption Price Per Share          $         4.73

CLASS T
Net Assets                                                        $       32,580
Shares Outstanding                                                         7,360
Net Asset Value, Redemption Price Per Share                       $         4.43
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of
  offering price)                                                 $         4.64

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                         $      503,545
Interest                                                                 186,419
Foreign taxes withheld                                                      (460)
                                                                  --------------
Total Investment Income                                                  689,504
                                                                  --------------
EXPENSES
Advisory fees--Note 2                                                    900,119
Shareholder servicing fees--Note 2                                       157,519
Accounting fees--Note 2                                                   66,009
Distribution fees--Note 2                                                138,955
Transfer agency fees--Note 2                                              84,207
Registration fees                                                         56,220
Postage and mailing expenses                                              16,700
Custodian fees and expenses--Note 2                                        7,995
Printing expenses                                                         48,790
Legal and audit fees                                                      35,698
Directors' fees and expenses--Note 2                                      21,145
Other expenses                                                            47,014
                                                                  --------------
   Total Expenses                                                      1,580,371
   Earnings Credits                                                       (7,875)
   Reimbursed/Waived Expenses                                             (3,773)
   Expense Offset to Broker Commissions                                  (12,440)
                                                                  --------------
   Net Expenses                                                        1,556,283
                                                                  --------------
Net Investment Loss                                                     (866,779)
                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                              19,689,375
   Foreign Currency Transactions                                              (2)
                                                                  --------------
Net Realized Gain                                                     19,689,373

Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                      (6,069,623)
                                                                  --------------
Net Realized and Unrealized Gain                                      13,619,750
                                                                  --------------
Net Increase in Net Assets Resulting from Operations              $   12,752,971
                                                                  ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,       DECEMBER 31,
                                                                2005               2004
OPERATIONS
Net Investment Loss                                        $      (866,779)   $    (1,149,129)
Net Realized Gain on Security
 and Foreign Currency Transactions                              19,689,373         32,490,110
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                (6,069,623)       (10,271,293)
                                                           ---------------    ---------------
Net Increase in Net Assets Resulting from Operations            12,752,971         21,069,688
                                                           ---------------    ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                         (86,979)           152,338
   Class B                                                        (115,914)           (32,488)
   Class C                                                          62,359             45,566
   Class F                                                     (21,399,040)       (60,416,547)
   Class R                                                         205,827            (51,768)
   Class T                                                          (9,705)               (76)
                                                           ---------------    ---------------
Net Decrease from Capital Share Transactions                   (21,343,452)       (60,302,975)
                                                           ---------------    ---------------
Net Decrease in Net Assets                                      (8,590,481)       (39,233,287)
                                                           ---------------    ---------------

NET ASSETS
Beginning of Year                                          $   123,181,220    $   162,414,507
                                                           ---------------    ---------------
End of Year                                                $   114,590,739    $   123,181,220
                                                           ===============    ===============

Accumulated Net Investment Loss                            $       (21,525)   $       (19,633)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004         2003         2002         2001
                                           ------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   4.15     $   3.52     $   2.58     $   3.44     $   4.38
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (0.05)       (0.03)        0.03        (0.04)       (0.06)
Net realized and unrealized gains
 (losses) on securities                        0.58         0.66         0.91        (0.82)       (0.88)
                                           ------------------------------------------------------------
Total from investment operations               0.53         0.63         0.94        (0.86)       (0.94)
-------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                     0.00         0.00         0.00         0.00         0.00
From net realized gains                        0.00         0.00         0.00         0.00         0.00
                                           ------------------------------------------------------------
Total distributions                            0.00         0.00         0.00         0.00         0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.68     $   4.15     $   3.52     $   2.58     $   3.44
                                           ============================================================

TOTAL RETURN(a)                               12.77%       17.90%       36.43%      (25.00%)     (21.46%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $  1,656     $  1,546     $  1,191     $    476     $    538
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or
 brokerage offsets(b)                          1.58%        1.54%        1.87%        2.15%        2.47%
Expenses with reimbursements,
 earnings credits and
 brokerage offsets                             1.55%        1.53%        1.86%        2.15%        2.46%
Net investment loss                           (0.92%)      (1.07%)      (1.38%)      (1.81%)      (1.93%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                      211%         147%         160%         216%         214%

(a)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004         2003         2002         2001
                                           ------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   4.01     $   3.43     $   2.54     $   3.39     $   4.32
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.09)       (0.07)       (0.03)       (0.05)       (0.05)
Net realized and unrealized gains
 (losses) on securities                        0.56         0.65         0.92        (0.80)       (0.88)
                                           ------------------------------------------------------------
Total from investment operations               0.47         0.58         0.89        (0.85)       (0.93)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00         0.00         0.00         0.00         0.00
From net realized gains                        0.00         0.00         0.00         0.00         0.00
                                           ------------------------------------------------------------
Total distributions                            0.00         0.00         0.00         0.00         0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.48     $   4.01     $   3.43     $   2.54     $   3.39
                                           ============================================================

TOTAL RETURN(a)                               11.72%       16.91%       35.04%      (25.07%)     (21.53%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $  1,886     $  1,823     $  1,587     $    969     $  1,138
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage
 offsets(b)                                    2.43%        2.37%        2.65%        2.68%        2.59%

Expenses with reimbursements,
 earnings credits and brokerage offsets        2.41%        2.37%        2.64%        2.67%        2.58%

Net investment loss                           (1.78%)      (1.90%)      (2.16%)      (2.33%)      (2.06%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                      211%         147%         160%         216%         214%

(a)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004           2003         2002         2001
                                           --------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   3.96     $   3.38       $   2.50     $   3.36     $   4.32
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.02)       (0.06)(a)      (0.10)       (0.08)       (0.08)
Net realized and unrealized gains
 (losses) on securities                        0.48         0.64           0.98        (0.78)       (0.88)
                                           --------------------------------------------------------------
Total from investment operations               0.46         0.58           0.88        (0.86)       (0.96)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00         0.00           0.00         0.00         0.00
From net realized gains                        0.00         0.00           0.00         0.00         0.00
                                           --------------------------------------------------------------
Total distributions                            0.00         0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.42     $   3.96       $   3.38     $   2.50     $   3.36
                                           ==============================================================

TOTAL RETURN(b)                               11.62%       17.16%         35.20%      (25.60%)     (22.22%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    550     $    428       $    323     $    274     $    380
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or
 brokerage offsets(c)                          2.35%        2.32%          2.51%        2.99%        3.94%
Expenses with reimbursements,
 earnings credits and
 brokerage offsets                             2.32%        2.31%          2.51%        2.98%        3.93%
Net investment loss                           (1.69%)      (1.83%)        (2.02%)      (2.65%)      (3.41%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                      211%         147%           160%         216%         214%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.35% (2005), 2.32% (2004), 2.51% (2003), 3.04%
     (2002), AND 4.25% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                               2005           2004             2003           2002           2001
                                            -------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      4.24    $      3.58      $      2.62    $      3.47    $      4.36
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.12)         (0.03)(a)         0.02          (0.04)         (0.05)
Net realized and unrealized gains
  (losses) on securities                           0.66           0.69             0.94          (0.81)         (0.84)
                                            -------------------------------------------------------------------------
Total from investment operations                   0.54           0.66             0.96          (0.85)         (0.89)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00           0.00             0.00           0.00           0.00
From net realized gains                            0.00           0.00             0.00           0.00           0.00
                                            -------------------------------------------------------------------------
Total distributions                                0.00           0.00             0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.78    $      4.24      $      3.58    $      2.62    $      3.47
                                            =========================================================================

TOTAL RETURN                                      12.74%         18.44%           36.64%        (24.50%)       (20.41%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $   110,170    $   119,273      $   159,161    $    89,970    $   119,708
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         1.41%          1.33%            1.51%          1.56%          1.39%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    1.39%          1.33%            1.50%          1.56%          1.37%
Net investment loss                               (0.77%)        (0.87%)          (1.01%)        (1.22%)        (0.84%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%           147%             160%           216%           214%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                               2005             2004             2003           2002           2001
                                            ---------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      4.19      $      3.56      $      2.61    $      3.48    $      4.39
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.02)(a)        (0.04)(a)        (0.03)         (0.04)          0.01
Net realized and unrealized gains
  (losses) on securities                           0.56             0.67             0.98          (0.83)         (0.92)
                                            ---------------------------------------------------------------------------
Total from investment operations                   0.54             0.63             0.95          (0.87)         (0.91)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00           0.00           0.00
From net realized gains                            0.00             0.00             0.00           0.00           0.00
                                            ---------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.73      $      4.19      $      3.56    $      2.61    $      3.48
                                            ===========================================================================

TOTAL RETURN                                      12.89%           17.70%           36.40%        (25.00%)       (20.73%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $       297      $        71      $       119    $        77    $        49
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         1.38%            1.48%            1.64%          1.97%          2.91%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    1.34%            1.48%            1.64%          1.97%          2.89%
Net investment loss                               (0.70%)          (1.03%)          (1.15%)        (1.63%)        (2.40%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%             147%             160%           216%           214%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.38% (2005), 1.48% (2004), 1.64% (2003), 3.49% (2002), AND
    57.54% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                               2005           2004           2003           2002           2001
                                            -----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      3.97    $      3.39    $      2.51    $      3.39    $      4.35
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.17)         (0.06)         (0.02)         (0.06)         (0.11)
Net realized and unrealized gains
  (losses) on securities                           0.63           0.64           0.90          (0.82)         (0.85)
                                            -----------------------------------------------------------------------
Total from investment operations                   0.46           0.58           0.88          (0.88)         (0.96)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00           0.00           0.00           0.00           0.00
From net realized gains                            0.00           0.00           0.00           0.00           0.00
                                            -----------------------------------------------------------------------
Total distributions                                0.00           0.00           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.43    $      3.97    $      3.39    $      2.51    $      3.39
                                            =======================================================================

TOTAL RETURN(a)                                   11.59%         17.11%         35.06%        (25.96%)       (22.07%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $        33    $        40    $        34    $        20    $        20
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         2.59%          2.26%          2.76%          3.64%          3.13%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    2.57%          2.25%          2.76%          3.63%          3.11%
Net investment loss                               (1.94%)        (1.78%)        (2.27%)        (3.29%)        (2.57%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%           147%           160%           216%           214%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.59% (2005), 2.26% (2004), 2.76% (2003), 10.30% (2002), AND
    28.91% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon

Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $148,040 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $58,677 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $     3,461
     Class B                                              $     5,664
     Class C                                              $     1,143
     Class R                                              $       319
     Class T                                              $       288

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,696 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $14,655 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $122,339 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                           DISTRIBUTION     SHAREHOLDER
                                               FEES       SERVICING FEES
      -------------------------------------------------------------------
      Class A                                       N/A   $         3,892
      Class B                              $     12,948   $         4,316
      Class C                              $      3,595   $         1,198
      Class T                              $         73   $            73

During the year ended December 31, 2005, DSC retained $2,891 in sales commissions from the sales of Class A shares. DSC also retained $2,219 and $44 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

     TIME PERIOD                                 AMOUNT OF WAIVER
     ------------------------------------------------------------
     9/1/04 to 8/31/05                           $        200,000
     9/1/05 to 8/31/06                           $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $3,773, which reduced the amount paid to Mellon Bank to $4,222.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET          PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES      CAPITAL
     -------------------------------------------------------------
     $         864,887        $            2         $    (864,889)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $19,469,094. Accumulated capital losses as of December 31, 2005 were:

        EXPIRATION                                   AMOUNT
     -----------------------------------------------------------
           2010                                  $    30,227,567
                                                 ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Other Book/Tax Differences                           $       (21,524)
     Federal Tax Cost                                     $   103,887,388
     Gross Tax Appreciation of Investments                $    11,953,629
     Gross Tax Depreciation of Investments                $    (1,531,387)
     Net Tax Appreciation                                 $    10,422,242

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR ENDED                     YEAR ENDED
                                           DECEMBER 31, 2005              DECEMBER 31, 2004
                                       SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Sold                                     190,179   $       807,085       226,896   $       852,592
Redeemed                                (208,547)  $      (894,064)     (193,006)  $      (700,254)
                                     -----------   ---------------   -----------   ---------------
Net Increase (Decrease)                  (18,368)  $       (86,979)       33,890   $       152,338
                                     ===========   ===============   ===========   ===============
CLASS B
Sold                                      84,947   $       353,630        89,684   $       322,791
Redeemed                                (118,554)  $      (469,544)      (98,294)  $      (355,279)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                             (33,607)  $      (115,914)       (8,610)  $       (32,488)
                                     ===========   ===============   ===========   ===============
CLASS C
Sold                                      44,048   $       176,957       110,256   $       385,913
Redeemed                                 (27,892)  $      (114,598)      (97,748)  $      (340,347)
                                     -----------   ---------------   -----------   ---------------
Net Increase                              16,156   $        62,359        12,508   $        45,566
                                     ===========   ===============   ===========   ===============
CLASS F
Sold                                   1,291,586   $     5,627,660     3,973,983   $    14,909,282
Redeemed                              (6,397,317)  $   (27,026,700)  (20,268,328)  $   (75,325,829)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                          (5,105,731)  $   (21,399,040)  (16,294,345)  $   (60,416,547)
                                     ===========   ===============   ===========   ===============
CLASS R
Sold                                      57,080   $       257,056        23,623   $        90,989
Redeemed                                 (11,295)  $       (51,229)      (40,138)  $      (142,757)
                                     -----------   ---------------   -----------   ---------------
Net Increase (Decrease)                   45,785   $       205,827       (16,515)  $       (51,768)
                                     ===========   ===============   ===========   ===============
CLASS T
Sold                                         906   $         4,021         1,380   $         4,956
Redeemed                                  (3,512)  $       (13,726)       (1,452)  $        (5,032)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                              (2,606)  $        (9,705)          (72)  $           (76)
                                     ===========   ===============   ===========   ===============

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $220,910,477 and $240,649,658, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Mid-Cap Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the first quintile of its Lipper performance group, with the Fund ranking third out of 15 Lipper-selected "peer funds," and in the first quintile of its Lipper mid-cap growth fund performance universe, ranking 69th of 527 funds. The Fund's performance within its Lipper-selected group and universe for the two-year period ended December 31, 2004 had placed it in the second quintile, with the Fund having placed in the third quintile of its Lipper-selected group and in the first quintile of its Lipper-selected universe for the three-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

   Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Mid-Cap Growth Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the seventh lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than eight of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 72nd lowest of 145 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that

Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

DREYFUS FOUNDERS MID-CAP GROWTH FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NQ. The Fund's Forms NQ are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C) 2006 Founders Asset Management LLC. 2/06

                                                                   A-646-MCAP-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS
PASSPORT FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

PASSPORT FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             12
Statement of Investments                                                  14
Statement of Assets and Liabilities                                       23
Statement of Operations                                                   25
Statements of Changes in Net Assets                                       26
Financial Highlights                                                      27
Notes to Financial Statements                                             33
Report of Independent Registered Public Accounting Firm                   42
Factors Considered in Renewing the Advisory Agreement                     43
Your Board Representatives                                                51

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JOHN W. EVERS]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS DANIEL B. LEVAN, CFA, LEFT; AND JOHN W. EVERS, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED
DECEMBER 31, 2005.

ROBUST RETURNS DESPITE OBSTACLES

Generally speaking, 2005 may be remembered as a year in which international equity markets, burdened with a plethora of market obstacles including high energy prices, rising raw material prices, increasing interest rates and inflationary pressures, geopolitical tension and severe weather events, posted broad-based and robust returns.

     The most compelling growth opportunities overall were found in Japan and South Korea. Confirmation concerning Japan's long-awaited emergence from deflation finally surfaced as domestic economic activity ticked up in earnest, while improving relations with the North bolstered South Korea's advance. Also important to note is that the economies of both Japan and South Korea significantly benefited from intra-Asian trade with China and India.

     European markets offered the least compelling growth opportunities in 2005 as the Bank of England and the European Central Bank each reversed course on monetary policy and began raising inter-bank borrowing rates in an effort to ward off inflation. Other notable distractions to growth opportunities across Europe included higher energy costs, continued high employment and overwhelming lack of support for the European Union constitution. Nonetheless, European stock prices continued to move higher despite these headwinds, as companies reported improving profitability and continued to raise the bar on earnings forecasts.

     Nine out of ten economic sectors in the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index posted double-digit returns in 2005, with the energy sector posting the highest return of 67%. Several sectors and countries posted returns above 20% in the MSCI World ex U.S. Small Cap Index for the full-year period, with Japan a notable gainer.

     For the 12-month period ended December 31, 2005, Dreyfus Founders Passport Fund underperformed the MSCI World ex U.S. Small Cap Index, which gained 25.04%. The Fund also underperformed the Standard & Poor's/Citigroup Extended Market Index World ex U.S.(SM), which rose 22.09% for the same period.(1)

NEW MANAGEMENT TEAM MADE CHANGES

In November 2005, the Fund's new management team was put in place, and instituted several changes to the Fund's composition. One major change was to mitigate risk exposure to countries and sectors in order to focus exclusively on bottom-up stock selection. To accomplish this, a large component of the portfolio was replaced with securities exhibiting business momentum and valuation metrics more consistent with the portfolio management team's investment philosophy. Another shift instituted was the embedding of the stock selection process within a quantitative framework, which is used to introduce greater efficiency and discipline into the portfolio management process. These changes, however, came late in the period and thus did not materially impact Fund performance for the balance of 2005.

COUNTRIES AFFECTED PERFORMANCE

The Fund's relative overexposure to South Korea added value to its performance. A relative overweight position and effective stock selection in oil-rich Norway also benefited Fund performance for the period. The Fund's

----------
(1) The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. In connection with the management team change in November 2005, the Fund's benchmark index was changed from the MSCI World ex U.S. Small Cap Index to the Standard & Poor's/Citigroup Extended Market Index World ex U.S. (the "S&P/Citigroup EMI World ex U.S."). The total return figures cited for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

"ONE MAJOR CHANGE MADE TO THE FUND WAS TO MITIGATE RISK EXPOSURE TO COUNTRIES AND SECTORS IN ORDER TO FOCUS EXCLUSIVELY ON BOTTOM-UP STOCK SELECTION."

underweight position and solid selection of stocks in Austria allowed the Fund to post an excellent return in this country, due in part to the strong performance of alternative energy companies. Positions in the emerging markets of India and Taiwan, which are not included in the MSCI World ex U.S. Small Cap Index, also had a positive total effect on relative performance.

     Strong-performing Japanese real-estate stocks such as URBAN CORPORATION and KENEDIX, INC., however, did not counterbalance the negative effect the Fund's underweight position in Japan had on annual relative performance.

     Hong Kong, Italy and Australia hampered Fund performance for the period through weak relative weightings and poor performance by select stocks within each country. The Fund's position in Thailand, an emerging market not included in the Index, also detracted from performance.

ENERGY GAINED GROUND

Some of the more compelling growth stories during the period were found in sectors that historically have not been considered as such. For example, commodity-driven sectors such as energy and materials reported record earnings on the back of strong demand as well as historically high commodity prices. These sustained high commodity prices were very favorable to small-cap energy stocks in 2005. Companies such as independent exploration and development firms benefited from high leverage to oil prices, while small-cap oil-services stocks benefited from higher capital spending by the

   LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
      1.  TRICAN WELL SERVICE LIMITED (Canada; TCW)             1.62%
      2.  URBAN CORPORATION (Japan; 8868)                       1.08%
      3.  NIPPON SHOKUBAI COMPANY LIMITED (Japan; 4114)         1.07%
      4.  INMET MINING CORPORATION (Canada; IMN)                1.01%
      5.  KEIHIN CORPORATION (Japan; 7251)                      0.98%
      6.  MITSUBISHI GAS CHEMICAL COMPANY, INC. (Japan; 4182)   0.97%
      7.  IPSCO, INC. (Canada; IPS)                             0.92%
      8.  KENEDIX, INC. (Japan; 4321)                           0.92%
      9.  VALLOUREC SA (France; VK)                             0.84%
      10. SUMISHO LEASE COMPANY LIMITED (Japan; 8592)           0.83%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Passport Fund       Citigroup EMI            MSCI World
                 Class F Shares      World ex U.S. Index      ex U.S. Index
  12/31/1995     $10,000.00          $10,000.00               $10,000.00
  12/31/1996     $12,004.64          $10,725.16               $10,686.72
  12/31/1997     $12,205.93           $9,716.88               $10,929.58
  12/31/1998     $13,731.38          $10,897.44               $12,980.41
  12/31/1999     $25,737.55          $13,458.87               $16,605.29
  12/29/2000     $18,106.66          $12,069.31               $14,385.00
  12/31/2001     $12,356.49          $10,174.28               $11,307.02
  12/31/2002     $10,388.65           $9,433.09                $9,520.51
  12/31/2003     $18,196.11          $14,501.20               $13,273.68
  12/31/2004     $21,416.21          $18,669.20               $15,979.33
  12/30/2005     $25,696.90          $22,793.80               $18,291.60


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The S&P/Citigroup EMI World ex U.S. represents, on a country-by-country basis, the small-capitalization component of the Citigroup Broad Market Index(SM), which is a comprehensive float-weighted index of companies in 26 countries (excluding the U.S.) with market capitalizations of at least $100 million. The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future shareholder reports, the Fund's performance will no longer be compared to the MSCI World ex U.S. Index, as the S&P/Citigroup EMI World ex U.S. is the benchmark used by the new portfolio management team in managing the Fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN  as of 12/31/05

                                   1          5           10          SINCE
CLASS (INCEPTION DATE)           YEAR       YEARS        YEARS      INCEPTION
-----------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)       13.05%       5.96%        --         (1.02%)
Without sales charge            19.93%       7.23%        --         (0.04%)

B SHARES (12/31/99)
With redemption*                14.89%       6.01%        --         (0.99%)
Without redemption              18.89%       6.32%        --         (0.84%)

C SHARES (12/31/99)
With redemption**               17.98%       6.34%        --         (0.85%)
Without redemption              18.98%       6.34%        --         (0.85%)

F SHARES (11/6/93)              19.99%       7.25%       9.90%        9.54%

R SHARES (12/31/99)             20.17%       6.63%        --         (0.46%)

T SHARES (12/31/99)
With sales charge (4.50%)       13.98%       5.29%        --         (1.58%)
Without sales charge            19.38%       6.26%        --         (0.83%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

major oil companies and a tight oil rig market. The Fund's overweight position in the energy sector did buoy performance, as Norwegian offshore drillers, Ocean Rig ASA and Sinvest ASA, and French oil-services company VALLOUREC SA were positive contributors to Fund performance.

The Fund's positions in firms involved in the engineering and production of alternative sources of energy, particularly solar, also outperformed, as high oil prices pushed consumers to consider alternative energy sources. SolarWorld AG, a solar products company, was the strongest performing individual issue in the Fund for the period, and boosted the Fund's performance in its country of domicile, Germany.

IT AND CONSUMER-RELATED STOCKS HELPED RETURN

The Fund's stock selection in the information technology (IT) sector created a boon to performance as well, with issues such as CSR PLC. CSR, a Bluetooth technology provider, advanced during the period as the attach rate for cell phones with Bluetooth technology continued to accelerate, in addition to other Bluetooth applications.

     Consumer staples and consumer discretionary stocks also positively impacted the Fund's performance through effective stock selection. An underweight position in the consumer staples sector also proved fruitful.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Japan                           23.35%
United Kingdom                  16.80%
France                           9.31%
Canada                           8.00%
Germany                          6.19%
Switzerland                      4.44%
Netherlands                      4.34%
Australia                        4.15%
Other Countries                 22.65%
Cash & Equivalents               0.77%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Energy
Consumer Staples

Consumer discretionary issue Ic Companys AS implemented a comprehensive restructuring plan during the period, which has proven successful. Online gaming stocks, such as Austrian-based BetandWin.com Interactive, also benefited the consumer discretionary sector and contributed to the Fund's relative outperformance in Austria.

     An underweight position in the strong-performing materials sector, however, weighed on the Fund's return for the period.

FINANCIALS PERFORMANCE WAS MIXED

Although stocks in the financials sector underperformed for the Fund, with an underweight position and weak stock selection both culprits overall, the sector provided mixed performance from individual holdings. Some holdings that greatly benefited the Fund's return included aforementioned Japanese real estate companies, Urban Corporation and Kenedix, Inc., while others, namely Upbest Group Limited and Melco International Development Limited, produced a drag on relative performance.

TELECOMMUNICATIONS SERVICES WEIGHED ON RETURN

Telecommunications services operators suffered in 2005 as wireless providers spent more money on next-generation networks and attracting new customers. Additionally, mobile number portability led to higher churn rates across wireless operators, and wire-line operators lost customers to the mobile market. A major detractor to Fund performance was its stock selection in this sector, with holdings such as French telecommunications service company, 123 Multimedia SA, underperforming. 123 Multimedia issued a profit warning in July after reporting lower-than-expected sales figures.

SELECT ISSUES DETRACTED

The information technology sector had the greatest positive contribution to the Fund's relative performance during the period; however, select IT issues also realized declines, including Global Flex Holdings Limited, producer of flexible printed circuit boards (FPCs), e-gaming software provider Boss Media

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Financials
Telecommunications Services
Utilities

AB and Taiwan-domiciled PC Home Online. PC Home Online's stock fell during the period due to a change in the company's business model, resulting in lower margins.

     Although numerous alternative energy companies prospered in the high oil-price environment, biodiesel manufacturer D1 Oils PLC's stock price faltered during the period. Some consumer discretionary holdings also suffered, including Korean record label S.M. Entertainment Company Limited and Japanese online ad agency Cyber Agent Limited. Industrials firm Romag Holdings PLC, a manufacturer of specialist transparent composites, also experienced a stock price drop during the period.

IN CONCLUSION

We believe the aforementioned changes made to the Fund's composition positioned the Fund well at the end of the period. Our plans to reduce the turnover rate of holdings and focus on strong business momentum, and our withdrawal from participation in emerging markets will, in our view, help the Fund perform more in line with its new benchmark, the S&P/Citigroup EMI World ex U.S., and will allow us to focus on stock selection.

     At the end of the period, the Fund was broadly diversified across countries and sectors, investing in all 10 major economic sectors and 21 of 26 benchmark countries; the five countries without exposure in the Fund represented less than 1% of the new benchmark. Overall, we believe the Fund is more attractively valued with higher earnings growth potential than its new benchmark.

     We are excited by the opportunity to manage the Fund and appreciate the support we have received during this management transition. We are optimistic as we enter 2006 and committed to serving the Fund's shareholders with the highest level of investment excellence.

/s/ Daniel B. LeVan                               /s/ John W. Evers

Daniel B. LeVan, CFA,                             John W. Evers, CFA
Co-Portfolio Manager                              Co-Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING             ENDING           EXPENSES PAID
                                              ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                 (7/1/05)           (12/31/05)       (7/1/05-12/31/05)
------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00       $     1,093.31      $          11.45
CLASS A HYPOTHETI                                  1,000.00             1,014.13                 11.08

CLASS B ACTUAL                                     1,000.00             1,090.79                 15.81
CLASS B HYPOTHETICAL                               1,000.00             1,009.89                 15.31

CLASS C ACTUAL                                     1,000.00             1,090.84                 15.60
CLASS C HYPOTHETICAL                               1,000.00             1,010.10                 15.11

CLASS F ACTUAL                                     1,000.00             1,093.26                 11.40
CLASS F HYPOTHETICAL                               1,000.00             1,014.18                 11.03

CLASS R ACTUAL                                     1,000.00             1,093.97                  9.98
CLASS R HYPOTHETICAL                               1,000.00             1,015.56                  9.65

CLASS T ACTUAL                                     1,000.00             1,092.10                 13.50
CLASS T HYPOTHETICAL                               1,000.00             1,012.14                 13.07

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                                  EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                               2.17%
CLASS B                                                               3.00%
CLASS C                                                               2.96%
CLASS F                                                               2.16%
CLASS R                                                               1.89%
CLASS T                                                               2.56%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--98.1%
ADVERTISING--0.6%
          9,300   Publicis Groupe (FR)                                                                    $       323,686
         12,800   SR Teleperformance (FR)                                                                         400,047
                                                                                                          ---------------
                                                                                                                  723,733
                                                                                                          ---------------
AEROSPACE & DEFENSE--1.3%
         22,339   Chemring Group PLC (UK)                                                                         282,120
         26,000   Japan Aviation Electronics Industry Limited (JA)                                                365,964
         25,500   Ultra Electronics Holdings PLC (UK)                                                             435,237
          6,000   Zodiac SA (FR)                                                                                  385,344
                                                                                                          ---------------
                                                                                                                1,468,665
                                                                                                          ---------------
AIR FREIGHT & LOGISTICS--0.3%
         61,500   Wincanton PLC (UK)                                                                              359,773
                                                                                                          ---------------
AIRLINES--0.4%
         80,100   British Airways PLC (UK)*                                                                       460,313
                                                                                                          ---------------
APPAREL RETAIL--0.4%
          5,200   Charles Voegele Holding AG (SZ)                                                                 393,730
                                                                                                          ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.6%
         15,800   Gildan Activewear, Inc. (CA)*                                                                   679,570
                                                                                                          ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
          3,613   MPC Muenchmeyer Petersen Capital AG (GE)                                                        282,727
          6,000   Perpetual Trustees Australia Limited (AU)                                                       299,098
         29,100   Schroder's PLC (UK)                                                                             475,654
                                                                                                          ---------------
                                                                                                                1,057,479
                                                                                                          ---------------
AUTO PARTS & EQUIPMENT--2.0%
         14,700   Futaba Industrial Company Limited (JA)                                                          352,745
         42,300   Keihin Corporation (JA)                                                                       1,083,190
         53,000   Koito Manufacturing Company Limited (JA)                                                        814,313
                                                                                                          ---------------
                                                                                                                2,250,248
                                                                                                          ---------------
BIOTECHNOLOGY--0.3%
          4,000   Actelion Limited (SZ)*                                                                          330,873
                                                                                                          ---------------
BREWERS--0.3%
         17,500   Wolverhampton & Dudley Breweries PLC  (UK)                                                      382,398
                                                                                                          ---------------

AU  Australia
AT  Austria
BE  Belgium
CA  Canada
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
IE  Ireland
IT  Italy
JA  Japan
KR  South Korea
NE  Netherlands
NW  Norway
PT  Portugal
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
UK  United Kingdom

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING & CABLE TV--0.6%
         14,100   Astral Media, Inc. (CA)                                                                 $       371,634
         60,000   Television Broadcasts Limited (HK)                                                              318,816
                                                                                                          ---------------
                                                                                                                  690,450
                                                                                                          ---------------
BUILDING PRODUCTS--0.3%
            400   Geberit AG (SZ)                                                                                 316,566
                                                                                                          ---------------
COMMODITY CHEMICALS--0.3%
          7,300   Honam Petrochemical Corporation (KR)                                                            361,082
                                                                                                          ---------------
COMMUNICATIONS EQUIPMENT--1.8%
        171,300   Carphone Warehouse PLC (UK)                                                                     816,416
         38,800   GN Store Nord AS (DE)                                                                           507,934
         47,100   Tandberg Television ASA (NW)*                                                                   622,831
                                                                                                          ---------------
                                                                                                                1,947,181
                                                                                                          ---------------
COMPUTER HARDWARE--0.3%
          3,300   Wincor Nixdorf AG (GE)                                                                          347,658
                                                                                                          ---------------
COMPUTER STORAGE & PERIPHERALS--1.1%
        523,000   Jurong Technologies Industrial Corporation Limited (SG)                                         569,333
         12,700   Logitech International SA (SZ)*                                                                 596,777
                                                                                                          ---------------
                                                                                                                1,166,110
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING--5.8%
         22,000   ACS, Actividades de Construccion y Servicios SA (SP)                                            708,678
         86,900   Carillion PLC (UK)                                                                              457,526
          7,300   Eiffage SA (FR)                                                                                 789,026
          8,700   Hyundai Development Company (KR)                                                                394,183
         26,145   Kier Group PLC (UK)                                                                             535,316
          9,700   Koninklijke BAM Groep NV (NE)                                                                   814,171
         65,000   Kyowa Exeo Corporation (JA)                                                                     849,324
         27,600   Morgan Sindall PLC (UK)                                                                         441,401
         11,531   Speedy Hire PLC (UK)                                                                            164,969
          7,500   Vinci SA (FR)                                                                                   645,051
         14,100   YIT-Yhtyma Oyj (FI)                                                                             603,093
                                                                                                          ---------------
                                                                                                                6,402,738
                                                                                                          ---------------
CONSTRUCTION MATERIALS--0.8%
          3,700   Ciments Francais SA (FR)                                                                        480,952
          5,300   Imerys SA (FR)                                                                                  383,367
                                                                                                          ---------------
                                                                                                                  864,319
                                                                                                          ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.2%
          5,500   Aker Yards AS (NW)                                                                              264,027
         24,800   Hitachi Construction Machinery Company Limited (JA)                                             578,285
          8,700   Hyundai Mipo Dockyard Company Limited (KR)                                                      527,586
                                                                                                          ---------------
                                                                                                                1,369,898
                                                                                                          ---------------
CONSUMER ELECTRONICS--0.3%
          3,200   Bang & Olufsen Holding AS Class B (DE)                                                          329,038
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.4%
          9,000   Sanyo Shinpan Finance Company Limited (JA)                                              $       645,610
         18,100   Sumisho Lease Company Limited (JA)                                                              925,450
                                                                                                          ---------------
                                                                                                                1,571,060
                                                                                                          ---------------
DEPARTMENT STORES--1.0%
          5,700   Hyundai Department Store Company Limited (KR)                                                   482,683
         19,100   Izumi Company Limited (JA)                                                                      652,673
                                                                                                          ---------------
                                                                                                                1,135,356
                                                                                                          ---------------
DISTILLERS & VINTNERS--0.9%
        107,900   C&C Group PLC (IE)                                                                              689,783
         43,100   Davide Campari--Milano SPA (IT)                                                                 318,900
                                                                                                          ---------------
                                                                                                                1,008,683
                                                                                                          ---------------
DISTRIBUTORS--0.8%
         15,000   Inchcape PLC (UK)                                                                               588,696
        173,700   Pacific Brands Limited (AU)                                                                     338,716
                                                                                                          ---------------
                                                                                                                  927,412
                                                                                                          ---------------
DIVERSIFIED BANKS--3.8%
         83,400   Banco BPI SA (PT)                                                                               381,110
         22,100   Banco de Sabadell SA (SP)                                                                       579,775
         31,100   Banco Popolare di Verona e Novara Scrl (IT)                                                     629,216
         45,700   Banco Popolare di Milano (IT)                                                                   500,714
          6,300   Deutsche Postbank AG (GE)                                                                       365,306
         10,500   Jyske Bank AS (DE)*                                                                             515,670
          4,000   Natexis Banques Populaires (FR)                                                                 666,272
         17,100   OKO Bank (FI)                                                                                   240,092
         47,500   Wing Hang Bank Limited (HK)                                                                     341,837
                                                                                                          ---------------
                                                                                                                4,219,992
                                                                                                          ---------------
DIVERSIFIED CAPITAL MARKETS--1.0%
         45,000   Close Brothers Group PLC (UK)                                                                   702,641
         61,100   Record Investments Limited (AU)                                                                 364,602
                                                                                                          ---------------
                                                                                                                1,067,243
                                                                                                          ---------------
DIVERSIFIED CHEMICALS--1.0%
        114,000   Mitsubishi Gas Chemical Company, Inc.(JA)                                                     1,077,797
                                                                                                          ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.8%
          5,700   Arrk Corporation (JA)                                                                           420,486
         90,800   Downer EDI Limited (AU)                                                                         477,930
                                                                                                          ---------------
                                                                                                                  898,416
                                                                                                          ---------------
DIVERSIFIED METALS & MINING--2.5%
         44,100   Inmet Mining Corporation (CA)                                                                 1,119,097
      1,580,000   International Ferro Metals 144A (AU)+                                                           761,184
        485,900   Oxiana Limited (AU)*                                                                            619,798
         23,500   Sims Group Limited (AU)                                                                         302,514
                                                                                                          ---------------
                                                                                                                2,802,593
                                                                                                          ---------------
DRUG RETAIL--0.3%
          7,900   Tsuruha Holdings, Inc. (JA)                                                                     363,064
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
        131,000   International Power PLC (UK)                                                            $       539,823
        128,700   Terna SPA (IT)                                                                                  317,674
         32,900   Viridian Group PLC (UK)                                                                         506,350
                                                                                                          ---------------
                                                                                                                1,363,847
                                                                                                          ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
         57,000   Dainippon Screen Manufacturing Company Limited (JA)                                             477,034
         13,700   Leoni AG (GE)                                                                                   434,663
          5,400   Nexans SA (FR)                                                                                  256,543
                                                                                                          ---------------
                                                                                                                1,168,240
                                                                                                          ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
         11,400   Axalto Holding NV (FR)*                                                                         314,185
         39,400   CSR PLC (UK)*                                                                                   634,522
         14,200   Intops Company Limited (KR)                                                                     479,023
         46,900   Laird Group PLC (UK)                                                                            338,919
         35,000   Yaskawa Electric Corporation (JA)                                                               353,161
                                                                                                          ---------------
                                                                                                                2,119,810
                                                                                                          ---------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
         20,100   Asahi Pretec Corporation (JA)                                                                   487,438
                                                                                                          ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
          4,500   Syngenta AG (SZ)*                                                                               559,889
                                                                                                          ---------------
FOOD DISTRIBUTORS--0.3%
        126,700   Fyffes PLC (IE)                                                                                 344,986
                                                                                                          ---------------
FOOD RETAIL--0.3%
         13,500   Kesko Oyj (FI)                                                                                  382,769
                                                                                                          ---------------
GAS UTILITIES--0.2%
        336,000   Xinao Gas Holdings Limited (CN)                                                                 266,505
                                                                                                          ---------------
GENERAL MERCHANDISE STORES--0.8%
          9,600   Ryohin Keikaku Company Limited (JA)                                                             837,614
                                                                                                          ---------------
HEALTHCARE DISTRIBUTORS--0.4%
         30,700   Alliance Unichem PLC (UK)                                                                       422,838
                                                                                                          ---------------
HEALTHCARE EQUIPMENT--1.7%
         15,700   Cochlear Limited (AU)                                                                           526,326
         35,000   Elekta AB Class B (SW)                                                                          519,857
         22,400   Sysmex Corporation (JA)                                                                         854,708
                                                                                                          ---------------
                                                                                                                1,900,891
                                                                                                          ---------------
HEALTHCARE FACILITIES--0.5%
         14,800   Generale de Sante (FR)                                                                          509,861
                                                                                                          ---------------
HEALTHCARE SERVICES--0.3%
         41,000   iSOFT Group PLC (UK)                                                                            274,768
                                                                                                          ---------------
HOME IMPROVEMENT RETAIL--0.8%
         37,700   Grafton Group PLC Units (IE)*                                                                   410,607
         26,200   Nobia AB (SW)                                                                                   530,959
                                                                                                          ---------------
                                                                                                                  941,566
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
HOMEBUILDING--1.8%
         25,100   Barratt Developments PLC (UK)                                                           $       425,819
         18,100   Fadesa Inmobiliaria SA (SP)                                                                     596,548
         15,200   Joint Corporation (JA)                                                                          525,849
         20,300   Persimmon PLC (UK)                                                                              439,391
                                                                                                          ---------------
                                                                                                                1,987,607
                                                                                                          ---------------
HOTELS, RESORTS & CRUISE LINES--0.6%
        160,500   First Choice Holidays PLC (UK)                                                                  690,382
                                                                                                          ---------------
HOUSEHOLD APPLIANCES--0.4%
         15,600   Makita Corporation (JA)                                                                         383,601
                                                                                                          ---------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--0.4%
         93,500   Michael Page International PLC (UK)                                                             434,360
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES--0.9%
         10,800   Aalberts Industries NV (NE)                                                                     573,434
          6,100   Rheinmetall AG (GE)                                                                             383,245
                                                                                                          ---------------
                                                                                                                  956,679
                                                                                                          ---------------
INDUSTRIAL MACHINERY--5.2%
         44,700   Charter PLC (UK)*                                                                               430,695
         30,000   JTEKT Corporation (JA)                                                                          558,358
         36,000   Makino Milling Machine Company Limited (JA)                                                     396,829
          8,900   Man AG (GE)                                                                                     474,976
         95,000   Nachi-Fujikoshi Corporation (JA)                                                                507,483
         52,000   NTN Corporation (JA)                                                                            410,938
         33,500   OSG Corporation (JA)                                                                            694,514
          1,000   Rieter Holding AG (SZ)                                                                          296,781
         22,500   Sodick Company Limited (JA)                                                                     398,737
         13,200   Stork NV (NE)                                                                                   563,973
            700   Sulzer AG (SZ)                                                                                  370,748
         67,000   Toshiba Machine Company Limited (JA)                                                            662,984
                                                                                                          ---------------
                                                                                                                5,767,016
                                                                                                          ---------------
INSURANCE BROKERS--0.3%
          8,700   April Group (FR)                                                                                359,453
                                                                                                          ---------------
INTEGRATED OIL & GAS--0.4%
         25,500   Enagas (SP)                                                                                     476,974
                                                                                                          ---------------
INTERNET SOFTWARE & SERVICES--0.6%
         10,900   Iliad SA (FR)                                                                                   674,879
                                                                                                          ---------------
IT CONSULTING & OTHER SERVICES--2.1%
         18,300   Alten (FR)*                                                                                     548,112
         17,600   Indra Sistemas, SA (SP)                                                                         343,999
        176,200   Northgate Information Solutions PLC (UK)*                                                       259,207
          7,300   Otsuka Corporation (JA)                                                                         805,300
        125,000   WM Data AB Class B (SW)                                                                         399,648
                                                                                                          ---------------
                                                                                                                2,356,266
                                                                                                          ---------------
LEISURE PRODUCTS--0.3%
         64,350   Sportingbet PLC (UK)                                                                            380,320
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE--0.4%
          5,300   CNP Assurances (FR)                                                                     $       417,876
                                                                                                          ---------------
MARINE--0.3%
        102,000   Orient Overseas International Limited (HK)                                                      345,977
                                                                                                          ---------------
METAL & GLASS CONTAINERS--0.3%
         33,500   Rexam PLC (UK)                                                                                  292,808
                                                                                                          ---------------
MULTI-LINE INSURANCE--1.0%
         15,000   Fondiaria-Sai SPA (IT)                                                                          494,022
         89,400   Milano Assicurazioni SPA (IT)                                                                   611,205
                                                                                                          ---------------
                                                                                                                1,105,227
                                                                                                          ---------------
OFFICE SERVICES & SUPPLIES--0.6%
         42,900   Buhrmann NV (NE)                                                                                631,286
                                                                                                          ---------------
OIL & GAS DRILLING--0.8%
         21,100   Ensign Energy Services, Inc. (CA)                                                               851,623
                                                                                                          ---------------
OIL & GAS EQUIPMENT & SERVICES--3.1%
         10,300   Fugro NV (NE)                                                                                   330,814
          5,300   SBM Offshore NV (NE)                                                                            428,229
         37,300   Trican Well Service Limited (CA)*                                                             1,796,817
          1,700   Vallourec SA (FR)                                                                               935,835
                                                                                                          ---------------
                                                                                                                3,491,695
                                                                                                          ---------------
OIL & GAS EXPLORATION & PRODUCTION--2.3%
         33,900   Burren Energy PLC (UK)                                                                          531,948
        206,800   Oil Search Limited (AU)                                                                         559,411
        100,000   Tanganyika Oil Company Limited (CA)*                                                            770,974
        137,400   Tullow Oil PLC (UK)                                                                             638,300
                                                                                                          ---------------
                                                                                                                2,500,633
                                                                                                          ---------------
OIL & GAS REFINING & MARKETING--1.4%
         24,700   Caltex Australia Limited (AU)                                                                   350,917
         67,000   Cosmo Oil Company Limited (JA)                                                                  335,185
         33,900   ERG SPA (IT)                                                                                    816,297
                                                                                                          ---------------
                                                                                                                1,502,399
                                                                                                          ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
         30,200   Home Capital Group, Inc. (CA)                                                                   902,753
            162   Kenedix, Inc. (JA)                                                                            1,020,613
                                                                                                          ---------------
                                                                                                                1,923,366
                                                                                                          ---------------
PACKAGED FOODS & MEATS--1.0%
          2,100   Barry Callebaut AG (SZ)                                                                         684,765
         40,000   Nisshin Seifun Group, Inc. (JA)                                                                 422,606
                                                                                                          ---------------
                                                                                                                1,107,371
                                                                                                          ---------------
PERSONAL PRODUCTS--1.4%
          8,200   Clarins SA (FR)                                                                                 454,801
          6,800   Fancl Corporation (JA)                                                                          363,828
        636,000   Hengan International Group Company Limited (HK)                                                 721,823
                                                                                                          ---------------
                                                                                                                1,540,452
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.6%
         40,000   Recordati SPA (IT)                                                                      $       275,601
         24,600   Santen Pharmaceutical Company Limited (JA)                                                      680,002
         10,200   Stada Arzneimittel AG (GE)                                                                      332,674
         17,000   Tsumura & Company (JA)                                                                          469,920
                                                                                                          ---------------
                                                                                                                1,758,197
                                                                                                          ---------------
PROPERTY & CASUALTY INSURANCE--2.8%
         42,600   Admiral Group PLC (UK)                                                                          333,500
         33,020   Dongbu Insurance Company Limited (KR)                                                           668,011
          8,700   Euler Hermes SA (FR)                                                                            784,823
         25,000   Kingsway Financial Services, Inc. (CA)                                                          505,376
         28,300   Northbridge Financial Corporation (CA)                                                          852,043
                                                                                                          ---------------
                                                                                                                3,143,753
                                                                                                          ---------------
PUBLISHING--2.2%
         33,800   EMAP PLC (UK)                                                                                   501,882
         26,300   Eniro AB (SW)                                                                                   331,047
         70,400   Informa PLC (UK)                                                                                525,396
          5,700   Lagardere SCA (FR)                                                                              438,617
         15,500   Wolters Kluwer NV (NE)                                                                          313,413
         31,000   Yell Group PLC (UK)                                                                             286,158
                                                                                                          ---------------
                                                                                                                2,396,513
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
          2,000   Cofinimmo (BE)                                                                                  316,562
                                                                                                          ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--3.1%
      1,220,000   China Overseas Land & Investment Limited (HK)                                                   523,170
         41,100   Inmobiliaria Urbis SA (SP)                                                                      754,660
        150,000   Kerry Properties Limited (HK)                                                                   397,552
          6,100   Pirelli & C. Real Estate SPA (IT)                                                               333,633
         11,100   Urban Corporation (JA)                                                                        1,199,084
          7,800   Vivacon AG (GE)                                                                                 263,170
                                                                                                          ---------------
                                                                                                                3,471,269
                                                                                                          ---------------
REGIONAL BANKS--1.2%
          1,700   Banque Cantonale Vaudoise (SZ)                                                                  489,004
         38,100   Pusan Bank (KR)                                                                                 499,406
         27,000   Suruga Bank Limited (JA)                                                                        340,433
                                                                                                          ---------------
                                                                                                                1,328,843
                                                                                                          ---------------
RESTAURANTS--1.8%
         43,100   Elior (FR)                                                                                      566,367
         40,500   Enterprise Inns PLC (UK)                                                                        653,630
         38,000   Greene King PLC (UK)                                                                            485,461
        124,686   Restaurant Group PLC (UK)                                                                       326,089
                                                                                                          ---------------
                                                                                                                2,031,547
                                                                                                          ---------------
SEMICONDUCTOR EQUIPMENT--0.6%
         15,600   ASM International NV (NE)*                                                                      261,878
         14,000   Ulvac, Inc. (JA)                                                                                433,290
                                                                                                          ---------------
                                                                                                                  695,168
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS--0.9%
          9,300   Micronas Semiconductor Holding AG (SZ)*                                                 $       307,853
      1,536,000   Solomon Systech International Limited (HK)                                                      638,869
                                                                                                          ---------------
                                                                                                                  946,722
                                                                                                          ---------------
SPECIALIZED FINANCE--1.3%
          7,000   Deutsche Boerse AG (GE)                                                                         716,160
         24,800   Ricoh Leasing Company Limited (JA)                                                              706,559
                                                                                                          ---------------
                                                                                                                1,422,719
                                                                                                          ---------------
SPECIALTY CHEMICALS--3.0%
         14,300   Koninklijke DSM NV (NE)                                                                         584,054
        105,000   Nippon Shokubai Company Limited (JA)                                                          1,188,578
            700   Sika AG (SZ)*                                                                                   580,626
          4,300   Umicore (BE)                                                                                    507,020
         45,100   Victrex PLC (UK)                                                                                516,803
                                                                                                          ---------------
                                                                                                                3,377,081
                                                                                                          ---------------
SPECIALTY STORES--0.4%
         55,000   WH Smith PLC (UK)                                                                               411,175
                                                                                                          ---------------
STEEL--3.1%
          4,700   Boehler-Uddeholm AG (AT)                                                                        795,111
         12,300   IPSCO, Inc. (CA)                                                                              1,023,254
        259,000   Nisshin Steel Company Limited (JA)                                                              836,724
         32,600   Rautaruukki Oyj (FI)                                                                            793,098
                                                                                                          ---------------
                                                                                                                3,448,187
                                                                                                          ---------------
SYSTEMS SOFTWARE--0.4%
          8,300   Software AG (GE)                                                                                404,928
                                                                                                          ---------------
THRIFTS & MORTGAGE FINANCE--0.3%
          7,300   Hypo Real Estate Holding AG (GE)                                                                379,735
                                                                                                          ---------------
TIRES & RUBBER--1.5%
          9,300   Continental AG (GE)                                                                             824,636
         60,000   Sumitomo Rubber Industries Limited (JA)                                                         854,708
                                                                                                          ---------------
                                                                                                                1,679,344
                                                                                                          ---------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
         59,300   BSS Group PLC (UK)                                                                              324,456
         23,100   Hitachi High-Technologies Corporation (JA)                                                      577,818
         47,300   SIG PLC (UK)                                                                                    594,098
          8,000   Univar NV (NE)                                                                                  312,537
                                                                                                          ---------------
                                                                                                                1,808,909
                                                                                                          ---------------
WATER UTILITIES--0.3%
         25,500   Kelda Group PLC (UK)                                                                            339,591
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
         22,100   MobilCom AG (GE)                                                                                486,373
        283,000   MobileOne Limited (SG)                                                                          360,835
                                                                                                          ---------------
                                                                                                                  847,208
                                                                                                          ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$98,375,386)                                                                                           108,940,161
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)--1.1%
HEALTHCARE EQUIPMENT--0.5%
          3,700   Fresenius AG Preferred (GE)                                                             $       501,101
                                                                                                          ---------------
HOUSEHOLD PRODUCTS--0.6%
          6,700   Henkel KGAA Preferred (GE)                                                                      674,204
                                                                                                          ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$1,116,864)                                                                                              1,175,305
                                                                                                          ---------------

PRINCIPAL AMOUNT                                                                                           AMORTIZED COST
-------------------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--0.8%
SPECIAL PURPOSE ENTITY--0.8%
$       900,000   CAFCO LLC
                  4.12% 1/3/06~                                                                           $       899,794
                                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$899,794)                                                                                        899,794
                                                                                                          ---------------
TOTAL INVESTMENTS--100.0%
(TOTAL COST--$100,392,044)                                                                                    111,015,260
                                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--(0.0%)                                                                              (53,204)
                                                                                                          ---------------
NET ASSETS--100.0%                                                                                        $   110,962,056
                                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $761,184, OR 0.7%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $899,794, OR 0.8%, OF THE FUND'S NET ASSETS AS OF
     DECEMBER 31, 2005.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                                $   100,392,044
                                                                              ---------------
Investment securities, at market                                                  111,015,260
Cash                                                                                  206,508
Foreign currency (cost $5,205)                                                          5,208
Receivables:
  Capital shares sold                                                                 159,902
  Dividends and interest                                                               79,819
Other assets                                                                          221,627
                                                                              ---------------
Total Assets                                                                      111,688,324
                                                                              ---------------

LIABILITIES
Payables and other accrued liabilities:
  Capital shares redeemed                                                             393,774
  Advisory fees                                                                        92,631
  Shareholder servicing fees                                                           14,965
  Accounting fees                                                                       9,263
  Distribution fees                                                                    30,292
  Transfer agency fees                                                                 38,691
  Custodian fees                                                                        2,429
  Directors' deferred compensation                                                     99,651
  Other                                                                                44,572
                                                                              ---------------
Total Liabilities                                                                     726,268
                                                                              ---------------
Net Assets                                                                    $   110,962,056
                                                                              ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                       $   219,057,625
Accumulated net investment loss                                                       (80,032)
Accumulated net realized loss from security and foreign currency transactions (net of foreign taxes paid on Thailand and Indian
  investments of $159,639 and $388,198, respectively)                            (118,655,420)
Net unrealized appreciation on investments
  and foreign currency translation                                                 10,639,883
                                                                              ---------------
Total                                                                         $   110,962,056
                                                                              ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                                    $    22,106,639
Shares Outstanding                                                                  1,099,900
Net Asset Value, Redemption Price Per Share                                   $         20.10
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)               $         21.33

CLASS B
Net Assets                                                                    $    16,420,825
Shares Outstanding                                                                    858,319
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share            $         19.13

CLASS C
Net Assets                                                                    $     7,567,754
Shares Outstanding                                                                    395,805
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share            $         19.12

CLASS F
Net Assets                                                                    $    64,112,155
Shares Outstanding                                                                  3,188,496
Net Asset Value, Offering and Redemption Price Per Share                      $         20.11

CLASS R
Net Assets                                                                    $       310,412
Shares Outstanding                                                                     15,835
Net Asset Value, Offering and Redemption Price Per Share                      $         19.60

CLASS T
Net Assets                                                                    $       444,271
Shares Outstanding                                                                     23,186
Net Asset Value, Redemption Price Per Share                                   $         19.16
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)               $         20.06

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                     $     1,475,613
Interest                                                                              129,326
Foreign taxes withheld                                                               (119,049)
                                                                              ---------------
Total Investment Income                                                             1,485,890
                                                                              ---------------
EXPENSES
Advisory fees--Note 2                                                               1,129,577
Shareholder servicing fees--Note 2                                                    175,671
Accounting fees--Note 2                                                               112,958
Distribution fees--Note 2                                                             355,792
Transfer agency fees--Note 2                                                          140,350
Registration fees                                                                      61,245
Postage and mailing expenses                                                           13,805
Custodian fees and expenses--Note 2                                                   550,733
Printing expenses                                                                      49,750
Legal and audit fees                                                                   40,100
Directors' fees and expenses--Note 2                                                   38,160
Other expenses                                                                         92,731
                                                                              ---------------
  Total Expenses                                                                    2,760,872
  Earning Credits                                                                     (10,913)
  Reimbursed/Waived Expenses                                                         (168,475)
  Expense Offset to Broker Commissions                                                 (5,945)
                                                                              ---------------
  Net Expenses                                                                      2,575,539
                                                                              ---------------
Net Investment Loss                                                                (1,089,649)
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
  Security Transactions (net of foreign taxes paid on Thailand
    and Indian investments of $168,588 and $674,195, respectively)                 19,783,095
Foreign Currency Transactions                                                        (114,519)
                                                                              ---------------
Net Realized Gain                                                                  19,668,576
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                                      46,812
                                                                              ---------------
Net Realized and Unrealized Gain                                                   19,715,388
                                                                              ---------------
Net Increase in Net Assets Resulting from Operations                          $    18,625,739
                                                                              ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED           YEAR ENDED
                                                                    DECEMBER 31, 2005    DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                                                 $      (1,089,649)   $      (1,171,904)
Net Realized Gain on Security and Foreign
  Currency Transactions                                                    19,668,576           20,009,742
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                              46,812           (1,026,156)
                                                                    -----------------    -----------------
Net Increase in Net Assets Resulting from Operations                       18,625,739           17,811,682
                                                                    -----------------    -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                                  (1,068,075)          (9,809,094)
  Class B                                                                  (4,356,640)          (2,918,121)
  Class C                                                                  (3,909,744)          (1,725,859)
  Class F                                                                 (22,526,616)         (14,537,401)
  Class R                                                                      73,085               22,994
  Class T                                                                    (144,420)             (87,939)
                                                                    -----------------    -----------------
Net Decrease from Capital Share Transactions                              (31,932,410)         (29,055,420)
                                                                    -----------------    -----------------
Net Decrease in Net Assets                                                (13,306,671)         (11,243,738)
                                                                    -----------------    -----------------

NET ASSETS
Beginning of Year                                                   $     124,268,727    $     135,512,465
                                                                    -----------------    -----------------
End of Year                                                         $     110,962,056    $     124,268,727
                                                                    =================    =================

Accumulated Net Investment Loss                                     $         (80,032)   $         (83,936)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.76     $    14.24     $     8.14     $     9.68     $    14.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.14)(a)      (0.11)(a)       0.10          (0.16)         (0.14)
Net realized and unrealized gains
  (losses) on securities                                   3.48           2.63           6.00          (1.38)         (4.36)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.34           2.52           6.10          (1.54)         (4.50)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    20.10     $    16.76     $    14.24     $     8.14     $     9.68
                                                     ======================================================================

TOTAL RETURN(b)                                           19.93%         17.70%         74.94%        (15.91%)       (31.74%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   22,107     $   19,726     $   27,252     $    9,422     $   14,033
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.14%          1.92%          2.45%          2.24%          1.88%
Expenses with reimbursements,
  earnings credits and  brokerage offsets                  2.12%          1.92%          2.45%          2.24%          1.87%
Net investment loss                                       (0.82%)        (0.77%)        (0.83%)        (0.80%)        (0.26%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.29% (2005), 2.02% (2004), 2.54%
     (2003), 2.27% (2002), AND 1.88% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.09     $    13.79     $     7.95     $     9.54     $    14.08
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.28)(a)      (0.23)(a)      (0.31)         (0.29)         (0.18)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.53           6.15          (1.30)         (4.36)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.04           2.30           5.84          (1.59)         (4.54)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.13     $    16.09     $    13.79     $     7.95     $     9.54
                                                     ======================================================================

TOTAL RETURN(b)                                           18.89%         16.68%         73.46%        (16.67%)       (32.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  (000s)                      $   16,421     $   17,917     $   18,198     $   12,810     $   19,661
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.98%          2.79%          3.30%          3.09%          2.66%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.97%          2.78%          3.29%          3.09%          2.64%
Net investment loss                                       (1.66%)        (1.63%)        (1.44%)        (1.64%)        (1.06%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.13% (2005), 2.89% (2004), 3.38%
     (2003), 3.12% (2002), AND 2.66% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $    16.07     $    13.76     $     7.93     $     9.52     $    14.06
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.27)(a)      (0.22)(a)      (0.01)         (0.35)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.53           5.84          (1.24)         (4.32)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.05           2.31           5.83          (1.59)         (4.54)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.12     $    16.07     $    13.76     $     7.93     $     9.52
                                                     ======================================================================

TOTAL RETURN(b)                                           18.98%         16.79%         73.52%        (16.70%)       (32.29%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    7,568     $   10,249     $   10,639     $    5,268     $    8,928
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.93%          2.71%          3.25%          3.06%          2.67%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.92%          2.70%          3.25%          3.05%          2.65%
Net investment loss                                       (1.60%)        (1.55%)        (1.43%)        (1.58%)        (1.08%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.08% (2005), 2.81% (2004), 3.34%
     (2003), 3.08% (2002), AND 2.67% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.76     $    14.24     $     8.13     $     9.67     $    14.17
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.13)(a)      (0.11)(a)      (0.14)         (0.23)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.48           2.63           6.25          (1.31)         (4.28)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.35           2.52           6.11          (1.54)         (4.50)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    20.11     $    16.76     $    14.24     $     8.13     $     9.67
                                                     ======================================================================

TOTAL RETURN                                              19.99%         17.70%         75.15%        (15.93%)       (31.76%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   64,112     $   75,677     $   78,759     $   50,742     $   78,574
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(b)          2.10%          1.90%          2.31%          2.18%          1.92%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.08%          1.89%          2.31%          2.18%          1.90%
Net investment loss                                       (0.76%)        (0.75%)        (0.45%)        (0.74%)        (0.30%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.24% (2005), 2.00% (2004), 2.40%
     (2003), 2.21% (2002), AND 1.92% (2001).
(c). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.31     $    13.82     $     7.87     $     9.56     $    14.22
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.12)(a)      (0.07)(a)       0.54          (0.81)         (0.17)
Net realized and unrealized gains
  (losses) on securities                                   3.41           2.56           5.41          (0.88)         (4.49)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.29           2.49           5.95          (1.69)         (4.66)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.60     $    16.31     $    13.82     $     7.87     $     9.56
                                                     ======================================================================

TOTAL RETURN                                              20.17%         18.02%         75.60%        (17.68%)       (32.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      310     $      190     $      142     $       37     $       76
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(b)          1.91%          1.68%          2.08%          3.94%          1.86%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   1.89%          1.68%          2.07%          3.91%          1.84%
Net investment loss                                       (0.69%)        (0.51%)        (0.32%)        (2.20%)        (0.08%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.08% (2005), 1.79% (2004), 2.17%
     (2003), 4.65% (2002), AND 2.78% (2001).
(c). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $    16.05     $    13.70     $     7.87     $     9.50     $    14.14
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)(a)      (0.17)(a)      (0.24)         (0.45)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.52           6.07          (1.18)         (4.42)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.11           2.35           5.83          (1.63)         (4.64)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.16     $    16.05     $    13.70     $     7.87     $     9.50
                                                     ======================================================================

TOTAL RETURN(b)                                           19.38%         17.15%         74.08%        (17.16%)       (32.82%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      444     $      510     $      522     $      345     $      538
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.55%          2.37%          3.07%          4.03%          3.16%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.54%          2.36%          3.07%          4.03%          3.14%
Net investment loss                                       (1.24%)        (1.21%)        (1.06%)        (2.69%)        (1.60%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.70% (2005), 2.47% (2004), 3.16%
     (2003), 4.05% (2002), AND 3.16% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a large portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $62,975 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $17,925 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
         ------------------------------------------------------------
         Class A                                          $    29,057
         Class B                                          $    41,805
         Class C                                          $    16,255
         Class R                                          $       377
         Class T                                          $     1,466

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,768 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $33,465 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $169,073 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                              DISTRIBUTION        SHAREHOLDER
                                                  FEES          SERVICING FEES
         ---------------------------------------------------------------------
         Class A                                       N/A      $       49,696
         Class B                              $    125,953      $       41,984
         Class C                              $     59,626      $       19,876
         Class T                              $      1,140      $        1,140

During the year ended December 31, 2005, DSC retained $5,945 in sales commissions from the sales of Class A shares. DSC also retained $42,377 and $5,578 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                             AMOUNT OF WAIVER
         -----------------------------------------------------------
         9/1/04 to 8/31/05                            $    200,000
         9/1/05 to 8/31/06                            $    200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $168,475, which reduced the amount paid to Mellon Bank to $382,258.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2005, Founders reimbursed the Fund $16,414 for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, passive foreign investment corporations, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET         UNDISTRIBUTED NET            PAID-IN
         INVESTMENT INCOME     REALIZED GAINS AND LOSSES        CAPITAL
         -----------------------------------------------------------------
           $   1,093,553               $   947,703           $  (2,041,26)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $22,152,833. Accumulated capital losses as of December 31, 2005 were:

           EXPIRATION                                     AMOUNT
           ---------------------------------------------------------
           2009                                      $   105,273,118
           2010                                      $    11,833,084
                                                     ---------------
                                                     $   117,106,202
                                                     ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

           Post-October Capital Loss Deferral                     $  (1,461,360)
           Other Book/Tax Differences                             $     (22,487)
           Federal Tax Cost                                       $ 100,520,780
           Gross Tax Appreciation of Investments                  $  11,019,446
           Gross Tax Depreciation of Investments                  $    (524,966)
           Net Tax Appreciation                                   $  10,494,480

Certain foreign countries impose a tax on capital gains, which is accrued by the Fund based on unrealized appreciation on affected securities. This unrealized appreciation is not included in the table above. The tax is paid when the gain is realized.

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                             YEAR ENDED                     YEAR ENDED
                                                          DECEMBER 31, 2005              DECEMBER 31, 2004
                                                       SHARES          AMOUNT           SHARES          AMOUNT
CLASS A
Sold                                                   431,931    $    7,916,442        871,718    $   12,893,364
Redeemed                                              (509,206)   $   (8,984,517)     1,608,411)   $  (22,702,458)
                                                    -------------------------------------------------------------
Net Decrease                                           (77,275)   $   (1,068,075)      (736,693)   $   (9,809,094)
                                                    =============================================================
CLASS B
Sold                                                    19,176    $      327,743         40,534    $      591,588
Redeemed                                              (274,566)   $   (4,684,383)      (246,693)   $   (3,509,709)
                                                    -------------------------------------------------------------
Net Decrease                                          (255,390)   $   (4,356,640)      (206,159)   $   (2,918,121)
                                                    =============================================================
CLASS C
Sold                                                    77,684    $    1,393,853        156,715    $    2,350,643
Redeemed                                              (319,650)   $   (5,303,597)      (291,948)   $   (4,076,502)
                                                    -------------------------------------------------------------
Net Decrease                                          (241,966)   $   (3,909,744)      (135,233)   $   (1,725,859)
                                                    =============================================================
CLASS F
Sold                                                   456,877    $    8,160,585        925,441    $   13,691,198
Redeemed                                            (1,783,478)   $  (30,687,201)    (1,942,721)   $  (28,228,599)
                                                    -------------------------------------------------------------
Net Decrease                                        (1,326,601)   $  (22,526,616)    (1,017,280)   $  (14,537,401)
                                                    =============================================================
CLASS R
Sold                                                    25,002    $      458,697         19,297    $      276,727
Redeemed                                               (20,814)   $     (385,612)       (17,956)   $     (253,733)
                                                    -------------------------------------------------------------
Net Increase                                             4,188    $       73,085          1,341    $       22,994
                                                    =============================================================
CLASS T
Sold                                                     4,248    $       79,625          2,301    $       33,146
Redeemed                                               (12,834)   $     (224,045)        (8,628)   $     (121,085)
                                                    -------------------------------------------------------------
Net Decrease                                            (8,586)   $     (144,420)        (6,327)   $      (87,939)
                                                    =============================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $797,777,980 and $826,404,342, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

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REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

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FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

Passport Fund's performance for the one-year period ended December 31, 2004 placed it in the fifth quintile of its Lipper performance group, with the Fund ranking eighth out of nine Lipper-selected "peer funds," and in the fifth quintile of its Lipper international small/mid-cap growth fund performance universe, ranking 68th of 76 funds. The directors further observed that the Fund's longer-term performance rankings were significantly better, with the Fund ranking in the first quintile of its Lipper performance group and universe in calendar year 2003. The Fund's three-year performance results ended December 31, 2004 placed it in the third quintile of its Lipper performance group and in the second quintile of its Lipper performance universe.(1) The directors expressed concern that Passport Fund ranked in the lowest quintile of its Lipper group for the one-year period ended December 31, 2004 with respect to the Fund's performance, total expenses, brokerage commissions and portfolio turnover rate. The directors determined that it would be preferable for the Fund to be managed in a manner that would reduce its portfolio turnover rate to assist in addressing these issues, and asked Founders to report back to them with possible alternatives. Subsequently, Founders, in consultation with the directors, determined to have a new team manage the Fund's portfolio. This new team assumed portfolio management responsibilities for the Fund in November 2005.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS REFLECT APPLICABLE FEE WAIVERS, BUT DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Passport Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the fifth lowest of nine "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than five of the nine funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 15th lowest of 25 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' Management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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DREYFUS FOUNDERS PASSPORT FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-PAS-05

ANNUAL REPORT

[GRAPHIC]

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2005

[DREYFUS FOUNDERS FUNDS(R) LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       19
Statement of Operations                                                   21
Statements of Changes in Net Assets                                       22
Financial Highlights                                                      23
Notes to Financial Statements                                             29
Report of Independent Registered Public Accounting Firm                   38
Factors Considered in Renewing the Advisory Agreement                     39
Your Board Representatives                                                47

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this financial report are available, we'll send you an email notification containing a convenient link that will take you directly to that
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    To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

INVESTMENT MANAGER                             DISTRIBUTOR

Founders Asset Management LLC                  Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                 200 Park Avenue
210 University Boulevard, Suite 800            New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT; DANIEL B. LEVAN, CFA, SECOND FROM LEFT; JEFFREY R. SULLIVAN, CFA, THIRD FROM LEFT; AND JOHN B. JARES, CFA, RIGHT, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

STRONG GLOBAL EQUITY MARKETS

Markets were strong around the world in 2005 as 21 of 23 countries and 9 of 10 economic sectors posted gains in the Morgan Stanley Capital International (MSCI) World Index. Japan was one of the best performing markets during the year with a 25.6% return, as investors became increasingly convinced the Japanese economy is on a sustained growth path, following years of deflation and a prolonged period of underperformance in the international equity markets. Among the global sectors, energy was the best performer in the Index with a 29% return, driven primarily by strong demand for oil and natural gas. The lone weak spot was found in the Index's telecommunications services sector, which declined nearly 9% as investors grew impatient with the size of investments telecom companies were making and the lack of returns they were providing.

     In the United States, robust corporate profit growth and a strong economy led to positive performance from equity markets. Moderate inflation and a still-strong housing market combined to positively impact numerous economic indicators. The actions of the Federal Reserve in raising the federal funds rate to 4.25% by the end of the period did dampen investor sentiment somewhat; however analysts expected an end to the tightening cycle by mid-2006.

[SIDENOTE]

"OUR STOCK-BY-STOCK RESEARCH APPROACH SERVED THE FUND WELL OVERALL, AS IT PRODUCED A POSITIVE IMPACT TO THE FUND'S RELATIVE RETURN."

The Fund's investment strategy did not change during the 12-month period.

Although we are benchmark-aware, we continued to analyze companies individually through proprietary analysis, Wall Street data and meetings with company management, among other resources, to seek high-growth opportunities at attractive valuations. This stock-by-stock research approach served the Fund well overall, as the Dreyfus Founders Worldwide Growth Fund's return exceeded the 9.49% return of its benchmark, the Morgan Stanley Capital International
(MSCI) World Index, for the 12-month period ended December 31, 2005.(1)

STANDOUT MARKET PERFORMERS

The energy and materials sectors exhibited strong performance during the year. Performance was driven by surging commodity prices--crude oil prices topped $70 a barrel, copper rose above $2 a pound and gold increased to over $500 an ounce--and robust demand in the emerging markets such as China and India. At the industry level, drilling firms in the energy sector and mining companies in the materials sector performed exceptionally well during the year.

COUNTRY PERFORMANCE IMPACTED FUND

On a country level, underweight exposures to the United States and Hong Kong, paired with strong stock selection, boosted the Fund's relative return. An overweight position coupled with solid stock picking in Switzerland also produced positive results for the Fund. Fund performance was weakened by stock selection in Japan and the United Kingdom, and a relative underweight position in Canada.

INDUSTRIALS, IT AND CONSUMER DISCRETIONARY OUTPERFORMED

The Fund's main investment approach, to search stock-by-stock for the greatest opportunities for growth, helped the Fund as every sector except energy benefited from positive stock selection. The industrials sector led the pack, with names such as U.S.-based airlines companies US AIRWAYS GROUP,

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for Average Annual Total Returns for all share classes, including and excluding sales charges.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Industrials
Information Technology
Consumer Discretionary

INC. and AMR CORPORATION, parent company of American Airlines, and Japanese commodity-trading company MITSUBISHI CORPORATION all exhibiting strong performance during the period. AMR and US Airways experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and cost controls. The Fund benefited from its exposure to Mitsubishi, which saw a 71% price increase during the Fund's holding period.

    The information technology (IT) sector also positively impacted the Fund's annual performance through strong-performing issues such as APPLE COMPUTER, INC. The popularity of Apple's iPod digital music products and Macintosh computers helped drive the company's stock price.

    An effective selection of consumer discretionary stocks also aided the Fund's performance. Japanese consumer electronics retailer YAMADA DENKI advanced after the firm reported results that included a 41% rise in consolidated recurring profit, exceeding the company's initial target.

    In addition, noteworthy individual issues were found across nearly all sectors. Among the top performers were consumer staples name Gillette Company and healthcare holding Genentech, Inc. Gillette was acquired by Procter & Gamble Company during the period for a significant premium, boosting Gillette's return, and Genentech showed solid revenue and earnings growth.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
 1. ACCENTURE LIMITED CLASS A (United States; ACN)                         1.82%
 2. ROYAL CARIBBEAN CRUISES LIMITED (United States; RCL)                   1.80%
 3. MICROSOFT CORPORATION (United States; MSFT)                            1.60%
 4. LINEAR TECHNOLOGY CORPORATION (United States; LLTC)                    1.59%
 5. APPLE COMPUTER, INC. (United States; AAPL)                             1.52%
 6. AMR CORPORATION (United States; AMR)                                   1.49%
 7. HOME DEPOT, INC. (United States; HD)                                   1.45%
 8. PIXAR, INC. (United States; PIXR)                                      1.39%
 9. MITSUBISHI CORPORATION (Japan; 8058)                                   1.33%
10. SLM CORPORATION (United States; SLM)                                   1.31%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART]
                 Dreyfus Founders
                 Worldwide Growth Fund    MSCI World
                 Class F Shares           Index
  12/31/1995     $10,000.00               $10,000.00
  12/31/1996     $11,395.39               $11,347.88
  12/31/1997     $12,597.58               $13,136.69
  12/31/1998     $13,810.20               $16,333.91
  12/31/1999     $20,546.04               $20,406.75
  12/29/2000     $15,996.69               $17,717.47
  12/31/2001     $11,949.09               $14,736.70
  12/31/2002      $8,492.83               $11,806.15
  12/31/2003     $11,633.03               $15,714.76
  12/31/2004     $13,111.38               $18,028.11
  12/30/2005     $14,538.74               $19,738.19


The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                         1         5       10       SINCE
CLASS (INCEPTION DATE)                  YEAR     YEARS    YEARS   INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)               4.49%    (3.22%)     --    (6.61%)
Without sales charge                   10.84%    (2.07%)     --    (5.68%)

B SHARES (12/31/99)
With redemption*                        6.14%    (3.09%)     --    (6.48%)
Without redemption                     10.14%    (2.70%)     --    (6.35%)

C SHARES (12/31/99)
With redemption**                       9.18%    (3.08%)     --    (6.66%)
Without redemption                     10.18%    (3.08%)     --    (6.66%)

F SHARES (12/29/89)                    10.89%    (1.89%)   3.81%    7.65%

R SHARES (12/31/99)                    11.88%    (1.38%)     --    (5.15%)

T SHARES (12/31/99)
With sales charge (4.50%)               5.47%    (4.08%)     --    (7.40%)
Without sales charge                   10.46%    (3.19%)     --    (6.68%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

ENERGY AND FINANCIALS POSITIONS HURT RETURN

The Fund's relative performance was negatively impacted by both an underweight position and poor stock selection in the energy sector. Also, an underweight position in the financials sector hurt relative performance for the Fund.

SELECT ISSUES HAMPERED THE FUND

Although the Fund fared well in the industrials, information technology, consumer discretionary and telecommunications services sectors, select issues in these sectors hampered the Fund's return. Industrials name W.W. Grainger, Inc. negatively impacted the Fund, while information technology holdings Maxim Integrated Products, Inc. and Xilinx, Inc. declined during the period. Favorable demand and trends for Maxim's analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins.

    Consumer discretionary offering COMCAST CORPORATION experienced a slow ramp-up into its cable telephony offering and sluggish trends in video services. ROYAL CARIBBEAN CRUISES LIMITED also experienced a decline as investors grew concerned with the effect high oil prices may have on the company. DreamWorks Animation SKG, Inc. had a revenue shortfall from its DVD sales. Higher spending levels also resulted in materially lower earnings-per-share results for the company, and the Fund exited its position based on this

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United States               46.68%
Japan                       12.64%
United Kingdom               9.95%
France                       4.19%
Switzerland                  3.94%
Germany                      3.70%
Netherlands                  2.70%
Canada                       2.48%
Other Countries             10.98%
Cash & Equivalents           2.74%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

decline. The Fund, however, retained a position in Comcast and Royal
Caribbean at the end of the period, as we believed these companies' respective growth opportunities remained viable.

    Telecommunications giant VODAFONE GROUP PLC slid after announcing its commitment to the highly competitive Japanese market. Vodafone emphasized its plan to increase market share in Japan through more aggressive marketing, which was expected to cause further margin deterioration. Although the Fund did not sell its full position in Vodafone, it ended the period with a smaller position in the company.

IN CONCLUSION

As we enter 2006, global growth appears to be strong and gaining traction as monetary policies around the world continue to be accommodative. The market is suggesting that we may be near the end of the U.S. Federal Reserve's tightening cycle, lending further support to equity markets. Naturally, any gains in the global equity markets could be tempered if negative events occur on the geopolitical landscape.

    As always, our focus is on seeking companies with improving business momentum and attractive valuations, regardless of sector or country, or the direction of the market.


/s/ Remi J. Browne                           /s/ Daniel B. LeVan

Remi J. Browne, CFA                          Daniel B. LeVan, CFA
Co-Portfolio Manager                         Co-Portfolio Manager


/s/ Jeffrey R. Sullivan                      /s/ John B. Jares

Jeffrey R. Sullivan, CFA                     John B. Jares, CFA
Co-Portfolio Manager                         Co-Portfolio Manager

[SIDE NOTE]

SECTORS DETRACTING FROM THE FUND

Energy
Financials
Utilities

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                  BEGINNING       ENDING        EXPENSES PAID
                                ACCOUNT VALUE  ACCOUNT VALUE    DURING PERIOD*
                                  (7/1/05)       (12/31/05)   (7/1/05-12/31/05)
-------------------------------------------------------------------------------
CLASS A ACTUAL                  $    1,000.00  $    1,060.39  $           10.02
CLASS A HYPOTHETICAL                 1,000.00       1,015.35               9.85

CLASS B ACTUAL                       1,000.00       1,058.88              13.86
CLASS B HYPOTHETICAL                 1,000.00       1,011.58              13.63

CLASS C ACTUAL                       1,000.00       1,058.78              13.91
CLASS C HYPOTHETICAL                 1,000.00       1,011.53              13.68

CLASS F ACTUAL                       1,000.00       1,060.60              10.08
CLASS F HYPOTHETICAL                 1,000.00       1,015.30               9.90

CLASS R ACTUAL                       1,000.00       1,064.22               7.49
CLASS R HYPOTHETICAL                 1,000.00       1,017.85               7.35

CLASS T ACTUAL                       1,000.00       1,059.74              11.84
CLASS T HYPOTHETICAL                 1,000.00       1,013.57              11.64

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                      EXPENSE RATIO
---------------------------------------------------
CLASS A                                   1.93%
CLASS B                                   2.67%
CLASS C                                   2.68%
CLASS F                                   1.94%
CLASS R                                   1.44%
CLASS T                                   2.28%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--46.4%
AIRLINES--2.2%
      38,538    AMR Corporation*                                         $       856,702
      11,685    US Airways Group, Inc.*                                          433,981
                                                                         ---------------
                                                                               1,290,683
                                                                         ---------------
APPLICATION SOFTWARE--0.7%
       9,198    Autodesk, Inc.                                                   395,054
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
       6,524    Northern Trust Corporation                                       338,074
                                                                         ---------------
BIOTECHNOLOGY--0.9%
       3,939    Amgen, Inc.*                                                     310,630
       5,330    ImClone Systems, Inc.*                                           182,499
                                                                         ---------------
                                                                                 493,129
                                                                         ---------------
BROADCASTING & CABLE TV--0.9%
      20,874    Comcast Corporation Special Class A*                             536,253
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--0.6%
      16,685    Motorola, Inc.                                                   376,914
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
      13,326    Best Buy Company, Inc.                                           579,414
                                                                         ---------------
COMPUTER HARDWARE--2.5%
      12,152    Apple Computer, Inc.*                                            873,607
      20,998    Hewlett-Packard Company                                          601,173
                                                                         ---------------
                                                                               1,474,780
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--1.0%
      41,314    EMC Corporation*                                                 562,697
                                                                         ---------------
CONSUMER FINANCE--1.3%
      13,743    SLM Corporation                                                  757,102
                                                                         ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
       7,273    Automatic Data Processing, Inc.                                  333,758
                                                                         ---------------
DEPARTMENT STORES--2.1%
       5,525    J.C. Penney Company, Inc.                                        307,190
      14,151    Kohl's Corporation*                                              687,739
       5,579    Nordstrom, Inc.                                                  208,655
                                                                         ---------------
                                                                               1,203,584
                                                                         ---------------

AU  Australia
AT  Austria
BE  Belgium
CA  Canada
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
IE  Ireland
IT  Italy
JA  Japan
KR  South Korea
NE  Netherlands
NW  Norway
PT  Portugal
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
UK  United Kingdom

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--0.5%
       5,450    Target Corporation                                       $       299,587
                                                                         ---------------
HEALTHCARE SERVICES--0.6%
       6,346    Omnicare, Inc.                                                   363,118
                                                                         ---------------
HEALTHCARE SUPPLIES--0.5%
       5,490    DENTSPLY International, Inc.                                     294,758
                                                                         ---------------
HOME ENTERTAINMENT SOFTWARE--0.8%
       9,300    Electronic Arts, Inc.*                                           486,483
                                                                         ---------------
HOME IMPROVEMENT RETAIL--1.5%
      20,588    Home Depot, Inc.                                                 833,402
                                                                         ---------------
HOTELS, RESORTS & CRUISE LINES--0.8%
       8,292    Carnival Corporation                                             443,373
                                                                         ---------------
HOUSEHOLD PRODUCTS--2.4%
      12,616    Clorox Company                                                   717,724
      13,047    Colgate-Palmolive Company                                        715,628
                                                                         ---------------
                                                                               1,433,352
                                                                         ---------------
HYPERMARKETS & SUPER CENTERS--0.5%
       6,595    Wal-Mart Stores, Inc.                                            308,646
                                                                         ---------------
INDUSTRIAL CONGLOMERATES--1.3%
      21,533    General Electric Company                                         754,732
                                                                         ---------------
INTEGRATED OIL & GAS--1.3%
       2,888    ConocoPhillips                                                   168,024
      10,321    ExxonMobil Corporation                                           579,731
                                                                         ---------------
                                                                                 747,755
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
       5,116    Alltel Corporation                                               322,820
      19,305    Sprint Nextel Corporation                                        450,965
                                                                         ---------------
                                                                                 773,785
                                                                         ---------------
INTERNET SOFTWARE & SERVICES--0.7%
       1,034    Google, Inc. Class A*                                            428,965
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--0.7%
       2,995    Goldman Sachs Group, Inc.                                        382,491
                                                                         ---------------
IT CONSULTING & OTHER SERVICES--1.8%
      36,435    Accenture Limited Class A                                      1,051,878
                                                                         ---------------
LEISURE FACILITIES--1.8%
      23,000    Royal Caribbean Cruises Limited                                1,036,380
                                                                         ---------------
MOVIES & ENTERTAINMENT--1.4%
      15,205    Pixar, Inc.*                                                     801,608
                                                                         ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
      13,369    JPMorgan Chase & Company                                         530,616
                                                                         ---------------
PACKAGED FOODS & MEATS--0.3%
       3,155    Hershey Foods Corporation                                        174,314
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%
       9,430    Estee Lauder Companies, Inc. Class A                     $       315,716
                                                                         ---------------
PHARMACEUTICALS--4.4%
       7,850    Covance, Inc.*                                                   381,118
       4,011    Eli Lilly and Company                                            226,982
       9,733    Johnson & Johnson                                                584,953
      28,700    MGI Pharma, Inc.*                                                492,492
      11,038    Pfizer, Inc.                                                     257,406
      13,387    Wyeth                                                            616,739
                                                                         ---------------
                                                                               2,559,690
                                                                         ---------------
RAILROADS--1.2%
       8,235    Union Pacific Corporation                                        663,000
                                                                         ---------------
SEMICONDUCTORS--2.8%
      28,658    Intel Corporation                                                715,304
      25,360    Linear Technology Corporation                                    914,735
                                                                         ---------------
                                                                               1,630,039
                                                                         ---------------
SPECIALTY CHEMICALS--0.5%
       4,577    Sigma-Aldrich Corporation                                        289,678
                                                                         ---------------
SPECIALTY STORES--0.3%
       5,455    Office Depot, Inc.*                                              171,287
                                                                         ---------------
STEEL--0.6%
       5,348    Nucor Corporation                                                356,819
                                                                         ---------------
SYSTEMS SOFTWARE--1.6%
      35,279    Microsoft Corporation                                            922,546
                                                                         ---------------
THRIFTS & MORTGAGE FINANCE--0.9%
      12,371    The PMI Group, Inc.                                              508,077
                                                                         ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$23,689,682)                                                           26,903,537
                                                                         ---------------

COMMON STOCKS (FOREIGN)--50.6%
AEROSPACE & DEFENSE--0.7%
      21,604    BAE Systems PLC (UK)                                             141,902
      36,578    Rolls-Royce Group PLC (UK)                                       269,048
                                                                         ---------------
                                                                                 410,950
                                                                         ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
       6,656    Compagnie Financiere Richemont AG (SZ)                           289,722
       7,000    Gildan Activewear, Inc. (CA)*                                    301,075
                                                                         ---------------
                                                                                 590,797
                                                                         ---------------
APPLICATION SOFTWARE--0.7%
      45,348    Sage Group PLC (UK)                                              201,304
       1,091    SAP AG (GE)                                                      197,845
                                                                         ---------------
                                                                                 399,149
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.3%
       9,341    Schroder's PLC (UK)                                              152,683
                                                                         ---------------
AUTO PARTS & EQUIPMENT--0.4%
       6,200    Denso Corporation (JA)                                           213,965
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS--1.1%
       2,852    DaimlerChrysler AG (GE)                                  $       145,453
       8,600    Honda Motor Company Limited (JA)                                 490,762
                                                                         ---------------
                                                                                 636,215
                                                                         ---------------
BREWERS--1.5%
      53,761    Foster's Group Limited (AU)                                      219,915
       8,926    InBev NV (BE)                                                    388,551
       6,000    Orkla ASA (NW)                                                   248,470
                                                                         ---------------
                                                                                 856,936
                                                                         ---------------
BROADCASTING & CABLE TV--0.8%
      11,408    Gestevision Telecinco SA (SP)                                    287,935
          77    TV Asahi Corporation (JA)                                        191,300
                                                                         ---------------
                                                                                 479,235
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--1.1%
      20,950    Nokia Oyj (FI)                                                   383,186
      66,000    Telefonaktiebolaget LM Ericsson (SW)                             226,798
                                                                         ---------------
                                                                                 609,984
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
       4,600    Yamada Denki (JA)                                                575,707
                                                                         ---------------
COMPUTER HARDWARE--0.9%
      34,000    Fujitsu Limited (JA)                                             258,888
      41,000    Toshiba Corporation (JA)                                         244,745
                                                                         ---------------
                                                                                 503,633
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--0.3%
       3,435    Logitech International SA (SZ)*                                  161,412
                                                                         ---------------
CONSTRUCTION MATERIALS--0.7%
      33,445    Rinker Group Limited (AU)                                        403,321
                                                                         ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
      10,700    Volvo AB Class B (SW)                                            504,393
                                                                         ---------------
CONSUMER ELECTRONICS--0.5%
      16,000    Matsushita Electric Industrial Company Limited (JA)              308,645
                                                                         ---------------
CONSUMER FINANCE--0.3%
       2,420    Sanyo Shinpan Finance Company Limited (JA)                       173,597
                                                                         ---------------
DISTILLERS & VINTNERS--0.6%
      23,597    Diageo PLC (UK)                                                  342,059
                                                                         ---------------
DIVERSIFIED BANKS--3.2%
      60,097    Banca Intesa SPA (IT)                                            318,378
      11,693    Banco Santander Central Hispano SA (SP)                          154,347
      14,953    Barclays PLC (UK)                                                157,197
       4,084    BNP Paribas SA (FR)                                              330,462
      25,669    Capitalia SPA (IT)                                               148,599
      13,903    HBOS PLC (UK)                                                    237,537
       4,900    Royal Bank of Scotland Group PLC (UK)                            147,961
       2,866    Societe Generale (FR)                                            352,524
                                                                         ---------------
                                                                               1,847,005
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS--1.2%
       9,667    Credit Suisse Group (SZ)                                 $       492,876
       2,028    UBS AG (SZ)                                                      193,062
                                                                         ---------------
                                                                                 685,938
                                                                         ---------------
DIVERSIFIED CHEMICALS--0.8%
       5,791    BASF AG (GE)                                                     443,769
                                                                         ---------------
DIVERSIFIED METALS & MINING--2.2%
      22,389    BHP Billiton Limited (AU)                                        373,396
       7,100    Teck Cominco Limited Class B (CA)                                378,972
      21,046    Xstrata PLC (UK)                                                 492,474
                                                                         ---------------
                                                                               1,244,842
                                                                         ---------------
ELECTRIC UTILITIES--1.0%
       3,550    E.ON AG (GE)                                                     367,566
      56,211    International Power PLC (UK)                                     231,633
                                                                         ---------------
                                                                                 599,199
                                                                         ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
       1,854    Schneider Electric SA (FR)                                       165,383
      30,000    Sumitomo Electric Industries Limited (JA)                        455,590
                                                                         ---------------
                                                                                 620,973
                                                                         ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
      12,500    Hoya Corporation (JA)                                            449,400
                                                                         ---------------
FOOD RETAIL--0.3%
      31,872    Tesco PLC (UK)                                                   181,789
                                                                         ---------------
HEAVY ELECTRICAL EQUIPMENT--0.3%
      21,000    Mitsubishi Electric Corporation (JA)                             148,684
                                                                         ---------------
INTEGRATED OIL & GAS--3.0%
      65,127    BP PLC (UK)                                                      693,627
       4,600    Husky Energy, Inc. (CA)                                          233,462
       8,911    Repsol YPF SA (SP)                                               260,251
       5,847    Royal Dutch Shell PLC Class A (NE)                               178,167
       1,412    Total SA (FR)                                                    354,713
                                                                         ---------------
                                                                               1,720,220
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
      72,371    BT Group PLC (UK)                                                277,368
      15,600    Telenor ASA (NW)                                                 153,127
       7,100    Telus Corporation (CA)                                           292,306
                                                                         ---------------
                                                                                 722,801
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--0.6%
      16,000    Daiwa Securities Group, Inc. (JA)                                181,388
       2,923    Macquarie Bank Limited (AU)                                      146,032
                                                                         ---------------
                                                                                 327,420
                                                                         ---------------
LIFE & HEALTH INSURANCE--0.4%
      73,868    Old Mutual PLC (UK)                                              209,390
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
MARINE--0.5%
          30    AP Moller-Maersk AS (DE)                                 $       310,378
                                                                         ---------------
MOVIES & ENTERTAINMENT--0.8%
      14,145    Vivendi Universal SA (FR)                                        443,088
                                                                         ---------------
MULTI-LINE INSURANCE--0.9%
      11,979    Aviva PLC (UK)                                                   145,306
       2,923    Baloise Holding Limited (SZ)                                     170,718
         856    Zurich Financial Services AG (SZ)                                182,391
                                                                         ---------------
                                                                                 498,415
                                                                         ---------------
OFFICE ELECTRONICS--0.9%
       9,300    Canon, Inc. (JA)                                                 544,113
                                                                         ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
       9,483    Eni SPA (IT)                                                     263,036
       1,860    Norsk Hydro ASA (NW)                                             190,980
      51,908    Oil Search Limited (AU)                                          140,415
                                                                         ---------------
                                                                                 594,431
                                                                         ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
      17,952    ING Groep NV (NE)                                                622,699
       5,600    Sun Life Financial, Inc. (CA)                                    225,108
                                                                         ---------------
                                                                                 847,807
                                                                         ---------------
PACKAGED FOODS & MEATS--0.4%
         812    Nestle SA Registered (SZ)                                        242,840
                                                                         ---------------
PHARMACEUTICALS--6.8%
       6,400    Astellas Pharma, Inc. (JA)                                       249,629
      14,659    AstraZeneca Group PLC (UK)                                       713,529
       8,700    Eisai Company Limited (JA)                                       365,159
      10,400    GlaxoSmithKline PLC (UK)                                         262,863
       6,706    Novartis AG (SZ)                                                 352,370
       6,520    Novo Nordisk AS Class B (DE)                                     366,763
       1,255    Roche Holding AG (SZ)                                            188,427
       5,689    Sanofi-Aventis (FR)                                              498,385
       7,100    Santen Pharmaceutical Company Limited (JA)                       196,261
       4,563    Schering AG (GE)                                                 305,478
       7,500    Takeda Pharmaceuticals Company Limited (JA)                      405,732
                                                                         ---------------
                                                                               3,904,596
                                                                         ---------------
PRECIOUS METALS & MINERALS--0.2%
       4,849    ThyssenKrupp AG (GE)                                             101,262
                                                                         ---------------
SEMICONDUCTOR EQUIPMENT--1.6%
      37,612    ASM Lithography Holding NV NY Shares (NE)*                       755,249
       3,100    Tokyo Electron Limited (JA)                                      194,777
                                                                         ---------------
                                                                                 950,026
                                                                         ---------------
SOFT DRINKS--0.7%
      13,600    Coca-Cola Hellenic Bottling Company SA (GR)                      400,578
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
STEEL--0.7%
      11,600    JFE Holdings, Inc. (JA)                                  $       389,503
                                                                         ---------------
TIRES & RUBBER--1.1%
       4,691    Continental AG (GE)                                              415,953
      14,000    Sumitomo Rubber Industries Limited (JA)                          199,432
                                                                         ---------------
                                                                                 615,385
                                                                         ---------------
TOBACCO--0.8%
      21,303    British American Tobacco PLC (UK)                                476,495
                                                                         ---------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
      34,700    Mitsubishi Corporation (JA)                                      767,940
      22,000    Mitsui & Company Limited (JA)                                    282,613
                                                                         ---------------
                                                                               1,050,553
                                                                         ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
       5,562    Bouygues SA (FR)                                                 271,943
      92,600    China Mobile (Hong Kong) Limited (HK)                            438,297
     186,388    Vodafone Group PLC (UK)                                          402,472
                                                                         ---------------
                                                                               1,112,712
                                                                         ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$21,474,143)                                                           29,006,293
                                                                         ---------------
PREFERRED STOCKS (FOREIGN)--0.3%
HEALTHCARE EQUIPMENT--0.3%
       1,141    Fresenius AG Preferred (GE)                                      154,529
                                                                         ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$140,876)                                                                 154,529
                                                                         ---------------
PRINCIPAL AMOUNT                                                          AMORTIZED COST
----------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.6%
SPECIAL PURPOSE ENTITY--2.6%
$  1,500,000    CAFCO LLC
                4.12% 1/3/06~                                            $     1,499,657
                                                                         ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,499,657)                                                   1,499,657
                                                                         ---------------

TOTAL INVESTMENTS--99.9%
(TOTAL COST--$46,804,358)                                                     57,564,016
                                                                         ---------------

OTHER ASSETS AND LIABILITIES--0.1%                                                82,451
                                                                         ---------------

NET ASSETS--100.0%                                                       $    57,646,467
                                                                         ===============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,499,657 OR 2.6%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                           $    46,804,358
                                                                         ---------------
Investment securities, at market                                              57,564,016
Cash                                                                             102,470
Receivables:
   Investment securities sold                                                  1,103,246
   Capital shares sold                                                           120,085
   Dividends and interest                                                         80,124
   Other assets                                                                  126,613
                                                                         ---------------
Total Assets                                                                  59,096,554
                                                                         ---------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                               775,205
   Capital shares redeemed                                                       455,829
   Advisory fees                                                                  50,194
   Shareholder servicing fees                                                      8,248
   Accounting fees                                                                 4,070
   Distribution fees                                                              15,270
   Transfer agency fees                                                            6,564
   Custodian fees                                                                    796
   Directors' deferred compensation                                               89,142
   Other                                                                          44,769
                                                                         ---------------
Total Liabilities                                                              1,450,087
                                                                         ---------------
Net Assets                                                               $    57,646,467
                                                                         ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                  $   106,933,421
Accumulated net investment loss                                                  (28,758)
Accumulated net realized loss from security and foreign currency
 transactions                                                                (60,027,368)
Net unrealized appreciation on investments and foreign
 currency translation                                                         10,769,172
                                                                         ---------------
Total                                                                    $    57,646,467
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $       619,010
Shares Outstanding                                                                43,558
Net Asset Value, Redemption Price Per Share                              $         14.21
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $         15.08

CLASS B
Net Assets                                                               $     1,803,276
Shares Outstanding                                                               132,825
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $         13.58

CLASS C
Net Assets                                                               $       308,216
Shares Outstanding                                                                23,162
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $         13.31

CLASS F
Net Assets                                                               $    53,184,353
Shares Outstanding                                                             3,728,772
Net Asset Value, Offering and Redemption Price Per Share                 $         14.26

CLASS R
Net Assets                                                               $     1,701,449
Shares Outstanding                                                               115,848
Net Asset Value, Offering and Redemption Price Per Share                 $         14.69

CLASS T
Net Assets                                                               $        30,163
Shares Outstanding                                                                 2,266
Net Asset Value, Redemption Price Per Share                              $         13.31
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)          $         13.94

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                 $    1,496,352
Interest                                                          39,837
Foreign taxes withheld                                          (121,340)
                                                          --------------
Total Investment Income                                        1,414,849
                                                          --------------

EXPENSES
Advisory fees--Note 2                                            808,338
Shareholder servicing fees--Note 2                                91,308
Accounting fees--Note 2                                           64,287
Distribution fees--Note 2                                        154,879
Transfer agency fees--Note 2                                      81,731
Registration fees                                                 59,835
Postage and mailing expenses                                      14,710
Custodian fees and expenses--Note 2                               52,039
Printing expenses                                                 45,639
Legal and audit fees                                              28,677
Directors' fees and expenses--Note 2                              26,071
Other expenses                                                    63,277
                                                          --------------
   Total Expenses                                              1,490,791
   Earnings Credits                                               (5,182)
   Reimbursed/Waived Expenses                                    (19,539)
   Expense Offset to Broker Commissions                          (12,370)
                                                          --------------
   Net Expenses                                                1,453,700
                                                          --------------
Net Investment Loss                                              (38,851)
                                                          --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                      14,158,749(1)
   Foreign Currency Transactions                                 (16,234)
                                                          --------------
Net Realized Gain                                             14,142,515
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation              (6,260,128)
                                                          --------------
Net Realized and Unrealized Gain                               7,882,387
                                                          --------------
Net Increase in Net Assets Resulting from Operations      $    7,843,536
                                                          ==============

(1) INCLUDES $4,048,548 OF REALIZED GAINS RESULTING FROM A REDEMPTION IN KIND.

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31, 2005       DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                                            $         (38,851)      $         (42,516)
Net Realized Gain on Security and Foreign
 Currency Transactions                                                14,142,515              14,019,429
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                      (6,260,128)             (3,533,551)
                                                               -----------------       -----------------
Net Increase in Net Assets Resulting
 from Operations                                                       7,843,536              10,443,362
                                                               -----------------       -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                31,644                (195,731)
   Class B                                                              (430,097)                 21,999
   Class C                                                                 8,837                 (26,743)
   Class F                                                           (13,367,715)            (16,782,781)
   Class R                                                           (25,021,636)(1)             383,468
   Class T                                                               (26,282)                (14,130)
                                                               -----------------       -----------------
Net Decrease from Capital Share Transactions                         (38,805,249)            (16,613,918)
                                                               -----------------       -----------------
Net Decrease in Net Assets                                           (30,961,713)             (6,170,556)
                                                               -----------------       -----------------

NET ASSETS
Beginning of Year                                              $      88,608,180       $      94,778,736
                                                               -----------------       -----------------
End of Year                                                    $      57,646,467       $      88,608,180
                                                               =================       =================

Accumulated Net Investment Loss                                $         (28,758)      $         (17,206)

(1) ON NOVEMBER 30, 2005, CLASS R DISBURSED PORTFOLIO SECURITIES AND CASH VALUED AT $23,196,136 IN PAYMENT OF A REDEMPTION BY AN AFFILIATE OF THE FUND.

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.82       $    11.38     $     8.32     $    11.71     $    15.78
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.02)(a)        (0.21)         (0.10)         (0.15)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.41             1.65           3.16          (3.24)         (3.98)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.39             1.44           3.06          (3.39)         (4.07)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.21       $    12.82     $    11.38     $     8.32     $    11.71
                                                     ========================================================================

TOTAL RETURN(b)                                           10.84%           12.65%         36.78%        (28.95%)       (25.79%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      619       $      519     $      656     $      543     $    1,003
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.95%            1.81%          2.03%          2.06%          2.10%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.92%            1.81%          2.03%          2.06%          2.09%
Net investment loss                                       (0.19%)          (0.18%)        (0.55%)        (0.77%)        (0.96%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.98% (2005), 1.83% (2004), 2.04% (2003),
    2.06% (2002), AND 2.10% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.33       $    11.02     $     8.12     $    11.52     $    15.57
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.11)(a)        (0.09)         (0.16)         (0.14)         (0.15)
Net realized and unrealized gains
 (losses) on securities                                    1.36             1.40           3.06          (3.26)         (3.90)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.25             1.31           2.90          (3.40)         (4.05)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.58       $    12.33     $    11.02     $     8.12     $    11.52
                                                     ========================================================================

TOTAL RETURN(b)                                           10.14%           11.89%         35.71%        (29.51%)       (26.01%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,803       $    2,061     $    1,821     $    1,459     $    2,089
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.69%            2.52%          2.80%          2.71%          2.54%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.66%            2.52%          2.80%          2.70%          2.53%
Net investment loss                                       (0.93%)          (0.87%)        (1.30%)        (1.41%)        (1.43%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.72% (2005), 2.54% (2004), 2.82% (2003),
    2.71% (2002), AND 2.54% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.08       $    10.81     $     7.96     $    11.34     $    15.56
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.07)           (0.20)         (0.20)         (0.30)         (0.30)
Net realized and unrealized gains
 (losses) on securities                                    1.30             1.47           3.05          (3.08)         (3.92)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.23             1.27           2.85          (3.38)         (4.22)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.31       $    12.08     $    10.81     $     7.96     $    11.34
                                                     ========================================================================

TOTAL RETURN(a)                                           10.18%           11.75%         35.80%        (29.81%)       (27.12%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      308       $      272     $      271     $      218     $      380
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           2.70%            2.60%          2.82%          3.33%          4.18%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.66%            2.59%          2.82%          3.33%          4.17%
Net investment loss                                       (0.93%)          (0.97%)        (1.34%)        (2.05%)        (3.07%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  120%             130%           138%           211%           145%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.72% (2005), 2.62% (2004), 2.84% (2003),
    3.40% (2002), AND 4.18% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.86       $    11.41     $     8.33     $    11.72     $    15.69
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.02)(a)        (0.21)         (0.13)         (0.13)         (0.14)
Net realized and unrealized gains
 (losses) on securities                                    1.42             1.66           3.21          (3.26)         (3.83)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.40             1.45           3.08          (3.39)         (3.97)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.26       $    12.86     $    11.41     $     8.33     $    11.72
                                                     ========================================================================

TOTAL RETURN                                              10.89%           12.71%         36.97%        (28.92%)       (25.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   53,184       $   61,038     $   70,566     $   59,890     $  101,592
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.94%            1.78%          1.97%          1.84%          1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.91%            1.77%          1.97%          1.84%          1.60%
Net investment loss                                       (0.17%)          (0.13%)        (0.47%)        (0.55%)        (0.50%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.96% (2005), 1.80% (2004), 1.98% (2003),
    1.84% (2002), AND 1.61% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    13.13       $    11.60     $     8.44     $    11.81     $    15.75
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.05(b)          0.03           0.00(a)       (0.01)         (0.02)
Net realized and unrealized gains
 (losses) on securities                                    1.51             1.50           3.16          (3.36)         (3.92)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.56             1.53           3.16          (3.37)         (3.94)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.69       $    13.13     $    11.60     $     8.44     $    11.81
                                                     ========================================================================

TOTAL RETURN                                              11.88%           13.19%         37.44%        (28.54%)       (25.02%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,701       $   24,665     $   21,404     $   14,060     $   19,193
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.45%            1.37%          1.51%          1.41%          1.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.44%            1.37%          1.51%          1.41%          1.24%
Net investment income (loss)                               0.35%            0.28%         (0.03%)        (0.13%)        (0.14%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.47% (2005), 1.39% (2004), 1.53% (2003),
    1.41% (2002), AND 1.25% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.05       $    10.73     $     7.89     $    11.46     $    15.65
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.07)(a)        (0.36)         (0.14)         (0.59)         (0.26)
Net realized and unrealized gains
 (losses) on securities                                    1.33             1.68           2.98          (2.98)         (3.93)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.26             1.32           2.84          (3.57)         (4.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.31       $    12.05     $    10.73     $     7.89     $    11.46
                                                     ========================================================================

TOTAL RETURN(b)                                           10.46%           12.30%         35.99%        (31.15%)       (26.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       30       $       54     $       61     $       47     $       90
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.33%            2.14%          2.54%          4.60%          3.75%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.30%            2.14%          2.54%          4.60%          3.74%
Net investment loss                                       (0.56%)          (0.50%)        (1.05%)        (2.88%)        (2.72%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.35% (2005), 2.16% (2004), 2.56% (2003),
    5.48% (2002), AND 10.02% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a significant portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $84,389 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $34,862 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
          ------------------------------------------------------------
          Class A                                         $      1,398
          Class B                                         $      3,952
          Class C                                         $        545
          Class R                                         $      6,001
          Class T                                         $        138

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,029 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $34,835 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $138,956 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                           DISTRIBUTION     SHAREHOLDER
                                               FEES       SERVICING FEES
          --------------------------------------------------------------
          Class A                                   N/A   $        1,548
          Class B                          $     13,850   $        4,617
          Class C                          $      1,979   $          660
          Class T                          $         94   $           94

During the year ended December 31, 2005, DSC retained $146 in sales commissions from the sales of Class A shares. DSC also retained $3988 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.


          ON ASSETS IN            BUT NOT               DOMESTIC         FOREIGN
           EXCESS OF             EXCEEDING                FEE              FEE
         -----------------------------------------------------------------------
         $           0         $ 500 million                0.06%           0.10%
         $ 500 million         $   1 billion                0.04%          0.065%
         $   1 billion                                      0.02%           0.02%

Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                              AMOUNT OF WAIVER
          ------------------------------------------------------------
          9/1/04 to 8/31/05                           $        200,000
          9/1/05 to 8/31/06                           $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $19,539, which reduced the amount paid to Mellon Bank to $32,500.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, redemptions-in-kind, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET       UNDISTRIBUTED NET         PAID-IN
          INVESTMENT INCOME   REALIZED GAINS AND LOSSES     CAPITAL
          ------------------------------------------------------------
              $ 27,299               $ (3,971,207)         $ 3,943,908

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $10,043,805. Accumulated capital losses as of December 31, 2005 were:

          EXPIRATION                                 AMOUNT
          ------------------------------------------------------
          2009                                   $    34,530,988
          2010                                   $    22,200,649
          2011                                   $     3,142,525
                                                 ---------------
                                                 $    59,874,162
                                                 ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Post-October Foreign Currency Loss Deferral        $        (2,399)
          Other Book/Tax Differences                         $       (16,845)
          Federal Tax Cost                                   $    46,957,564
          Gross Tax Appreciation of Investments              $    10,806,488
          Gross Tax Depreciation of Investments              $      (200,036)
          Net Tax Appreciation                               $    10,606,452

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                       YEAR ENDED                      YEAR ENDED
                                    DECEMBER 31, 2005               DECEMBER 31, 2004
                                  SHARES           AMOUNT         SHARES          AMOUNT
CLASS A
Sold                                 22,521    $     293,185         14,460    $     169,930
Redeemed                            (19,415)   $    (261,541)       (31,674)   $    (365,661)
                               -------------------------------------------------------------
Net Increase (Decrease)               3,106    $      31,644        (17,214)   $    (195,731)
                               =============================================================

CLASS B
Sold                                  8,028    $      98,777         31,752    $     357,137
Redeemed                            (42,268)   $    (528,874)       (29,868)   $    (335,138)
                               -------------------------------------------------------------
Net Increase (Decrease)             (34,240)   $    (430,097)         1,884    $      21,999
                               =============================================================

CLASS C
Sold                                 10,078    $     128,403          8,384    $      94,894
Redeemed                             (9,465)   $    (119,566)       (10,901)   $    (121,637)
                               -------------------------------------------------------------
Net Increase (Decrease)                 613    $       8,837         (2,517)   $     (26,743)
                               =============================================================

CLASS F
Sold                                210,093    $   2,732,978        837,712    $   9,854,038
Redeemed                         (1,227,387)   $ (16,100,693)    (2,275,773)   $ (26,636,819)
                               -------------------------------------------------------------
Net Decrease                     (1,017,294)   $ (13,367,715)    (1,438,061)   $ (16,782,781)
                               =============================================================

CLASS R
Sold                                256,421    $   3,470,964        209,694    $   2,478,822
Redeemed                         (2,018,994)   $ (28,492,600)      (175,936)   $  (2,095,354)
                               -------------------------------------------------------------
Net Increase (Decrease)          (1,762,573)   $ (25,021,636)        33,758    $     383,468
                               =============================================================

CLASS T
Sold                                      8    $         100          1,421    $      15,509
Redeemed                             (2,190)   $     (26,382)        (2,672)   $     (29,639)
                               -------------------------------------------------------------
Net Decrease                         (2,182)   $     (26,282)        (1,251)   $     (14,130)
                               =============================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $95,597,237 and $134,484,922, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected Class F by Lipper. The Lipper materials further included graphs depicting each Fund's one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Worldwide Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking third out of six Lipper-selected "peer funds," and in the third quintile of its Lipper global large-cap growth fund performance universe, ranking 24th of 56 funds. The directors noted that the Fund's performance had improved significantly since the current managers of the foreign portion of the Fund's portfolio assumed their duties in March 2003, with the Fund placing in the first quintile of its Lipper-selected universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Worldwide Growth Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 11 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than five of the 11 funds in its group. The Fund's management fees were in the fourth quintile of its Lipper expense universe, placing 34th lowest of 48 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President-- Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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                                       49

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                                       50

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

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2005, is available through the Funds' website at www.founders.com and on the Securities and Exchange Commission's (SEC) website at www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-525-2440.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Service Corporation, Distributor.
(C)2006 Founders Asset Management LLC. 2/06

                                                                    A-646-WWG-05

        Dreyfus Founders
        Balanced Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   37
Other Tax Information                                                     38
Factors Considered in Renewing the Advisory Agreement                     39
Your Board Representatives                                                47

        -----------------------------------------------------------
        Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY 10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES AND JOHN V. JOHNSON]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, LEFT; AND ASSISTANT PORTFOLIO MANAGER JOHN V. JOHNSON, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC BURDENS

Through 2005, investors endured a restrictive Federal Reserve monetary policy and a continued contraction of corporate earnings multiples, despite the strong operating results produced by the market. With what seemed to be an overly volatile market in 2005, the Standard & Poor's 500 Index posted one of the most narrow price ranges between the year's high and low in recent history. Additionally, the economy continued to carry the burden of high materials and energy prices through the period. In the latter part of the year, the market began to positively discount the possibility of the Federal Reserve ending its interest rate increases.

CONSERVATIVE ALLOCATION TO EQUITIES

The Fund's performance for the year was driven by our investment strategy to fundamentally evaluate companies and industries on an individual basis. However, that being said, the Dreyfus Founders Balanced Fund underperformed the 4.91% return of its benchmark, the Standard & Poor's 500 Index, for the 12 months ended December 31, 2005.

     The Fund continued to search for companies exhibiting strong growth potential, using fundamental analysis. Throughout most of the period, the Fund maintained a conservative allocation to equities to mitigate risks to the portfolio overall, with sector weightings biased toward the information technology (IT) and consumer discretionary sectors. As our investment process began to reveal improving fundamentals within the information technology sector, we selected the stocks that we believed were most likely to exhibit

[SIDENOTE]

"THE FUND'S PERFORMANCE FOR THE PERIOD WAS DRIVEN BY OUR INVESTMENT STRATEGY TO FUNDAMENTALLY EVALUATE COMPANIES AND INDUSTRIES ON AN INDIVIDUAL BASIS."

strong earnings growth. Early in the period, the Fund's allocation in the energy sector was decreased due to our adherence to our sell discipline upon reaching our price targets. This hurt the Fund's relative performance for the year, as energy was the strongest performing sector in the Index.

IT SHOWED STRONG PERFORMANCE

The most compelling growth opportunities came from the information technology sector, where strong stock selection and a positive relative weighting boosted the Fund's performance. APPLE COMPUTER, INC.'s stock price rose during the period on strong demand for its iPod MP3 music players as well as a shift in consumer preferences toward the company's Macintosh computers. ASM LITHOGRAPHY HOLDING NV increased its market share with new lithography tools, and International Business Machines Corporation experienced a strong mid-year earnings report and improved value assignment from the market. Semiconductor manufacturer Marvell Technology Group Limited also saw its stock price increase during the period.

CONSUMER STAPLES AND MATERIALS AIDED FUND

The Fund held relative underweight positions in the materials and consumer staples sectors, which, paired with positive stock selection in each respective sector, benefited the Fund's relative performance as these sectors were not strong performers in the Index.

     Individual names within the healthcare sector boosted the Fund's performance as well, including GENENTECH, INC. and MedImmune, Inc. Genentech's stock price rose on the positive receptivity to its new drugs for the treatment of multiple indications of cancer. MedImmune benefited as the market discounted future potential revenues from its new human papilloma virus (HPV) vaccine. Additionally, the company took numerous positive actions during the period to restructure its product portfolio following an earlier misstep on its Flumist(R) product.

     Consumer staples name Gillette Company was another notable strong performing stock for the period, as the company was purchased for a significant premium by PROCTER & GAMBLE COMPANY.

[SIDENOTE]

SECTORS BENEFITING THE FUND
Information Technology
Materials
Consumer Staples

ENERGY AND FINANCIALS WEIGHED ON PERFORMANCE

As was previously mentioned, the Fund's position reduction in the energy sector proved the largest detriment to relative performance for the period.

     A strong rally in the financials sector in the fourth quarter of the period, in which the Fund had a significant underweight position, impeded the Fund's performance, as did weak stock picking. Among the poor-performing financials issues was First Marblehead Corporation. A provider of outsourcing services for private education lending, First Marblehead's stock price declined as investors were concerned about the company's long-term growth rate and management issues. The company again delivered slower-than-expected facilitation volume growth in the second quarter. Management issues involved the resignation of First Marblehead's CEO over alleged improper gifts to an employee of a large customer. The Fund sold its position in the company as we felt the monies may be better deployed in other investments.

     As we did not find any compelling growth opportunities within the utilities sector, the Fund did not participate in this sector. However, utilities produced a double-digit return in the Index, which negatively pressured the Fund's relative performance.

     LARGEST EQUITY HOLDINGS (ticker symbol)

       1. REGAL ENTERTAINMENT GROUP CLASS A (RGC)               4.73%
       2. AMDOCS LIMITED (DOX)                                  4.45%
       3. GENERAL ELECTRIC COMPANY (GE)                         4.27%
       4. HEWLETT-PACKARD COMPANY (HPQ)                         3.85%
       5. COLGATE-PALMOLIVE COMPANY (CL)                        3.72%
       6. SPRINT NEXTEL CORPORATION (S)                         3.70%
       7. WELLS FARGO & COMPANY (WFC)                           3.50%
       8. MGI PHARMA, INC. (MOGN)                               3.34%
       9. JPMORGAN CHASE & COMPANY (JPM)                        3.18%
      10. ASM LITHOGRAPHY HOLDING NV NY SHARES (ASML)           2.55%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND
Energy
Financials
Utilities

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index is adjusted for the reinvestment of capital gains and income dividends, and reflects the management expenses associated with the funds included in the index. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN  as of 12/31/05

                                   1          5           10          SINCE
CLASS (INCEPTION DATE)           YEAR       YEARS        YEARS      INCEPTION
--------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)       (3.43%)     (1.76%)       --          (3.23%)
Without sales charge             2.51%      (0.60%)       --          (2.27%)

B SHARES (12/31/99)
With redemption*                (2.34%)     (1.70%)       --          (3.16%)
Without redemption               1.66%      (1.30%)       --          (3.00%)

C SHARES (12/31/99)
With redemption**                0.54%      (1.65%)       --          (3.34%)
Without redemption               1.54%      (1.65%)       --          (3.34%)

F SHARES (2/19/63)               2.75%      (0.27%)     3.18%           N/A

R SHARES (12/31/99)              3.01%      (0.60%)       --          (2.26%)

T SHARES (12/31/99)
With sales charge (4.50%)       (2.40%)     (1.32%)       --          (2.94%)
Without sales charge             2.21%      (0.41%)       --          (2.20%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

INDIVIDUAL ISSUES IMPEDED PERFORMANCE

A primary negative impact on an individual stock basis came from the poor performance of consumer discretionary holding ROYAL CARIBBEAN CRUISES LIMITED. Royal Caribbean underperformed during the period as investors were concerned with the effect high oil prices may have on the company's profits. The Fund held Royal Caribbean at the end of the period as we believed robust demand for cruises may help the company to continue strong pricing.

     Healthcare names Abbott Laboratories, Inc. and MGI PHARMA, INC. also saw drops in their stock prices. Abbott declined during the period after it reported disappointing data on two potential new products, which were the basis for future growth. MGI underperformed as concerns continued over the company's chemo-induced anti-nausea drug, Aloxi(R). Additionally, a new product, Dacogen(TM), was expected to be approved in the fall 2005 but has been delayed, which put pressure on the stock.

     Information technology names Xilinx, Inc. and MAXIM INTEGRATED PRODUCTS, INC. also underperformed during the period.

FIXED-INCOME PERFORMANCE

In the first three quarters of 2005, higher oil prices, a strengthening dollar and higher short-term interest rates were held accountable for any perceived slowdown in the fixed-income markets. The housing market provided a considerable offset to these factors, as well as stimulus to the economy. In

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Consumer Discretionary          15.89%
Information Technology          13.34%
Financials                       9.72%
Healthcare                       9.71%
Consumer Staples                 5.64%
Industrials                      4.68%
Telecommunications Services      3.14%
Energy                           2.18%
Materials                        1.82%
Fixed-Income Investments        31.93%
Cash & Equivalents               1.95%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

the fourth quarter, the bond market was affected by a drop in oil prices, indicating less inflationary pressure, and speculation that the Federal Reserve was nearing the end of its tightening cycle. A flattening yield curve pervaded the annual period, as the yield curve's short end, which is usually more responsive to federal funds rate changes, experienced a lowering, causing an overall flattening.

     The Fund benefited from its high-quality bias as higher quality bonds outperformed lower quality securities during the year.

     An underweight position in mortgages and overweight position in corporate bonds hurt the performance of the fixed-income portion of the portfolio; mortgages outperformed corporates by almost 1.00% for the period. Additionally, the Fund's shorter duration dampened performance as long-dated securities gained more than shorter maturities in the bull market-flattening trend.

IN CONCLUSION

At the end of the period, we believe the Fund is well positioned for continued economic improvement and earnings growth throughout 2006. We have searched for companies in all sectors that we believe have the potential for earnings growth, while being mindful of the potential impacts of monetary policy on the market in general.

     For the fixed-income portion of the Fund, we continue to be cautious but believe we are nearing the end of the Federal Reserve's tightening cycle. We will assess credit quality and spreads relative to our corporate bond holdings should we begin to experience economic changes that might affect corporate earnings.

     As we move into 2006, we will continue to apply our investment process and philosophy to picking stocks for the Fund that seek to take advantage of the economic environment and that we believe will exhibit strong fundamental earnings strength through the year. As always, we thank you for your continued investment in the Fund.


/s/ John B. Jares, CFA                 /s/ John V. Johnson, CFA
John B. Jares, CFA                     John V. Johnson, CFA
Portfolio Manager                      Assistant Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING             ENDING           EXPENSES PAID
                                              ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                 (7/1/05)           (12/31/05)       (7/1/05-12/31/05)
------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00       $     1,019.15      $          8.65
CLASS A HYPOTHETICAL                               1,000.00             1,016.53                 8.68
CLASS B ACTUAL                                     1,000.00             1,016.94                12.91
CLASS B HYPOTHETICAL                               1,000.00             1,012.24                12.97
CLASS C ACTUAL                                     1,000.00             1,016.53                13.16
CLASS C HYPOTHETICAL                               1,000.00             1,011.98                13.22
CLASS F ACTUAL                                     1,000.00             1,019.76                 7.38
CLASS F HYPOTHETICAL                               1,000.00             1,017.80                 7.40
CLASS R ACTUAL                                     1,000.00             1,020.37                 6.42
CLASS R HYPOTHETICAL                               1,000.00             1,018.77                 6.43
CLASS T ACTUAL                                     1,000.00             1,018.50                 9.92
CLASS T HYPOTHETICAL                               1,000.00             1,015.25                 9.95

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                                  EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                                1.70%
CLASS B                                                                2.54%
CLASS C                                                                2.59%
CLASS F                                                                1.45%
CLASS R                                                                1.26%
CLASS T                                                                1.95%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--58.7%
AUTOMOTIVE RETAIL--1.3%
         21,800       Advance Auto Parts, Inc.*                                $    947,418
                                                                               ------------
BIOTECHNOLOGY--2.3%
          7,800       Amgen, Inc.*                                                  615,108
          7,100       Cephalon, Inc.*                                               459,654
          6,600       Genentech, Inc.*                                              610,500
                                                                               ------------
                                                                                  1,685,262
                                                                               ------------
BROADCASTING & CABLE TV--0.8%
         21,700       Comcast Corporation Special Class A*                          557,473
                                                                               ------------
COMPUTER & ELECTRONICS RETAIL--1.1%
         17,550       Best Buy Company, Inc.                                        763,074
                                                                               ------------
COMPUTER HARDWARE--3.7%
         10,800       Apple Computer, Inc.*                                         776,412
         65,900       Hewlett-Packard Company                                     1,886,717
                                                                               ------------
                                                                                  2,663,129
                                                                               ------------
CONSUMER ELECTRONICS--1.4%
         10,100       Harman International Industries, Inc.                         988,285
                                                                               ------------
CONSUMER FINANCE--1.1%
         14,900       SLM Corporation                                               820,841
                                                                               ------------
DEPARTMENT STORES--1.6%
          9,400       J.C. Penney Company, Inc.                                     522,640
         12,600       Kohl's Corporation*                                           612,360
                                                                               ------------
                                                                                  1,135,000
                                                                               ------------
DIVERSIFIED BANKS--3.2%
         12,600       Bank of America Corporation                                   581,490
         27,300       Wells Fargo & Company                                       1,715,259
                                                                               ------------
                                                                                  2,296,749
                                                                               ------------
GENERAL MERCHANDISE STORES--1.8%
         33,000       Family Dollar Stores, Inc.                                    818,070
          9,200       Target Corporation                                            505,724
                                                                               ------------
                                                                                  1,323,794
                                                                               ------------
HEALTHCARE EQUIPMENT--0.5%
         10,200       Biomet, Inc.                                                  373,014
                                                                               ------------
HEALTHCARE SUPPLIES--0.7%
          9,800       DENTSPLY International, Inc.                                  526,162
                                                                               ------------
HOME ENTERTAINMENT SOFTWARE--0.3%
          3,600       Electronic Arts, Inc.*                                        188,316
                                                                               ------------
HOME IMPROVEMENT RETAIL--0.8%
         15,100       Home Depot, Inc.                                              611,248
                                                                               ------------

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--4.6%
         11,200       Clorox Company                                           $    637,168
         33,250       Colgate-Palmolive Company                                   1,823,763
         14,235       Procter & Gamble Company                                      823,922
                                                                               ------------
                                                                                  3,284,853
                                                                               ------------
INDUSTRIAL CONGLOMERATES--2.9%
         59,700       General Electric Company                                    2,092,485
                                                                               ------------
INTEGRATED OIL & GAS--2.2%
          9,800       Chevron Corporation                                           556,346
         18,000       ExxonMobil Corporation                                      1,011,060
                                                                               ------------
                                                                                  1,567,406
                                                                               ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
          7,100       Alltel Corporation                                            448,010
         77,700       Sprint Nextel Corporation                                   1,815,072
                                                                               ------------
                                                                                  2,263,082
                                                                               ------------
INTERNET SOFTWARE & SERVICES--0.7%
         12,100       Yahoo!, Inc.*                                                 474,078
                                                                               ------------
INVESTMENT BANKING & BROKERAGE--1.3%
         38,600       Charles Schwab Corporation                                    566,262
          6,700       Morgan Stanley                                                380,158
                                                                               ------------
                                                                                    946,420
                                                                               ------------
LEISURE FACILITIES--0.4%
          6,700       Royal Caribbean Cruises Limited                               301,902
                                                                               ------------
METAL & GLASS CONTAINERS--1.2%
         21,400       Ball Corporation                                              850,008
                                                                               ------------
MOVIES & ENTERTAINMENT--5.8%
         16,500       Pixar, Inc.*                                                  869,880
        121,800       Regal Entertainment Group Class A                           2,316,636
         55,300       Time Warner, Inc.                                             964,432
                                                                               ------------
                                                                                  4,150,948
                                                                               ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.2%
         39,300       JPMorgan Chase & Company                                    1,559,817
                                                                               ------------
PACKAGED FOODS & MEATS--1.1%
         14,000       Hershey Foods Corporation                                     773,500
                                                                               ------------
PHARMACEUTICALS--5.4%
         11,200       Covance, Inc.*                                                543,760
         11,100       Eli Lilly and Company                                         628,149
         95,400       MGI Pharma, Inc.*                                           1,637,064
         15,975       Pfizer, Inc.                                                  372,537
         16,000       Wyeth                                                         737,120
                                                                               ------------
                                                                                  3,918,630
                                                                               ------------
RAILROADS--1.0%
          9,100       Union Pacific Corporation                                     732,641
                                                                               ------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                         MARKET VALUE
-------------------------------------------------------------------------------------------
SEMICONDUCTORS--1.3%
         25,600       Maxim Integrated Products, Inc.                          $    927,744
                                                                               ------------
SPECIALTY CHEMICALS--0.6%
          7,300       Sigma-Aldrich Corporation                                     462,017
                                                                               ------------
SPECIALTY STORES--0.9%
         17,400       Tiffany & Company                                             666,246
                                                                               ------------
SYSTEMS SOFTWARE--1.6%
         43,100       Microsoft Corporation                                       1,127,065
                                                                               ------------
THRIFTS & MORTGAGE FINANCE--1.0%
         17,100       The PMI Group, Inc.                                           702,297
                                                                               ------------
TRADING COMPANIES & DISTRIBUTORS--0.8%
          7,700       W.W. Grainger, Inc.                                           547,470
                                                                               ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$39,938,770)                                                              42,228,374
                                                                               ------------
COMMON STOCKS (FOREIGN)--7.4%
APPLICATION SOFTWARE--3.0%
         79,400       Amdocs Limited (CI)*                                        2,183,500
                                                                               ------------
PHARMACEUTICALS--0.7%
         11,400       Teva Pharmaceutical Industries Limited
                      Sponsored ADR (IS)                                            490,314
                                                                               ------------
PROPERTY & CASUALTY INSURANCE--0.9%
         10,000       XL Capital Limited Class A (BD)                               673,800
                                                                               ------------
SEMICONDUCTOR EQUIPMENT--1.7%
         62,175       ASM Lithography Holding NV NY Shares (NE)*                  1,248,474
                                                                               ------------
SEMICONDUCTORS--1.1%
         46,825       ATI Technologies, Inc. (CA)*                                  795,557
                                                                               ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,824,023)                                                                5,391,645
                                                                               ------------

PRINCIPAL AMOUNT                                                               MARKET VALUE
-------------------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)--9.2%
AUTOMOBILE MANUFACTURERS--1.4%
$     1,000,000       Toyota Motor Credit Corporation
                      5.65% 1/15/07                                            $  1,003,990
                                                                               ------------
DIVERSIFIED BANKS--2.4%
      1,540,000       Washington Mutual, Inc.
                      8.25% 4/1/10                                                1,714,728
                                                                               ------------
GENERAL MERCHANDISE STORES--1.1%
        750,000       Target Corporation
                      5.875% 3/1/12                                                 787,853
                                                                               ------------

PRINCIPAL AMOUNT                                                               MARKET VALUE
-------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.2%
$     1,500,000       Colgate-Palmolive Company
                      5.98% 4/25/12                                            $  1,590,825
                                                                               ------------
PHARMACEUTICALS--2.1%
      1,500,000       Abbott Laboratories
                      5.625% 7/1/06                                               1,506,975
                                                                               ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST--$6,436,621)                                                                6,604,371
                                                                               ------------
U.S. GOVERNMENT OBLIGATIONS--22.8%
AGENCY PASS THROUGH--2.3%
      1,604,698       U.S. Small Business Administration Series 10-A
                      6.64% 2/1/11                                                1,678,450
                                                                               ------------
GOVERNMENT SPONSORED ENTERPRISES--11.6%
                      Federal Farm Credit Bank:
      1,040,000       4.26% 9/30/10                                               1,017,775
        700,000       4.70% 12/10/14                                                694,442
                      Federal Home Loan Bank
        800,000       4.50% 11/15/12                                                787,496
                      Federal Home Loan Mortgage Corporation:
      1,000,000       4.125% 7/12/10                                                975,150
        800,000       4.875% 11/15/13                                               803,784
        900,000       5.125% 7/15/12                                                916,452
                      Federal National Mortgage Association:
        700,000       5.00% 4/6/10                                                  699,391
        800,000       5.375% 11/15/11                                               823,488
                      Tennessee Valley Authority:
        800,000       5.375% 11/13/08                                               814,288
        800,000       5.625% 1/18/11                                                829,672
                                                                               ------------
                                                                                  8,361,938
                                                                               ------------
MORTGAGE-BACKED SECURITIES: GNMA/GUARANTEED--1.6%
      1,090,504       Government National Mortgage Association
                      6.00% 1/15/33 Pool #563709                                  1,117,854
                                                                               ------------
U.S. TREASURY NOTES--7.3%
                      U.S. Treasury Inflation Index Note
        607,280       3.875% 1/15/09                                                637,965
                      U.S. Treasury Note:
        900,000       4.25% 8/15/14                                                 890,154
      1,000,000       4.375% 8/15/12                                                999,880
        800,000       5.00% 2/15/11                                                 823,968
        900,000       5.00% 8/15/11                                                 928,935
        900,000       5.75% 8/15/10                                                 952,137
                                                                               ------------
                                                                                  5,233,039
                                                                               ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$16,546,859)                                                              16,391,281
                                                                               ------------

   SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                             AMORTIZED COST
-------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.9%
SPECIAL PURPOSE ENTITY--2.9%
$     2,100,000       CAFCO LLC
                      4.12% 1/3/06~                                            $  2,099,519
                                                                               ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,099,519)                                                      2,099,519
                                                                               ------------
TOTAL INVESTMENTS--101.0%
(TOTAL COST--$69,845,792)                                                        72,715,190
                                                                               ------------
OTHER ASSETS AND LIABILITIES--(1.0%)                                               (699,897)
                                                                               ------------
NET ASSETS--100.0%                                                             $ 72,015,293
                                                                               ============

NOTES TO STATEMENT OF INVESTMENTS

*  NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,099,519, OR 2.9%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
   BD - BERMUDA
   CA - CANADA
   CI - CHANNEL ISLANDS
   IS - ISRAEL
   NE - NETHERLANDS

   SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                               $    69,845,792
                                                                             ---------------
Investment securities, at market                                                  72,715,190
Cash                                                                                 113,742
Receivables:
  Investment securities sold                                                         690,619
  Capital shares sold                                                                 23,840
  Dividends and interest                                                             388,299
  Other assets                                                                        66,344
                                                                             ---------------
Total Assets                                                                      73,998,034
                                                                             ---------------

LIABILITIES
Payables and other accrued liabilities:
  Investment securities purchased                                                    568,478
  Capital shares redeemed                                                          1,198,435
  Advisory fees                                                                       42,597
  Shareholder servicing fees                                                           5,054
  Accounting fees                                                                      3,932
  Distribution fees                                                                   10,468
  Transfer agency fees                                                                15,977
  Custodian fees                                                                         906
  Directors' Deferred Compensation                                                    66,344
  Other                                                                               70,550
                                                                             ---------------
Total Liabilities                                                                  1,982,741
                                                                             ---------------
Net Assets                                                                   $    72,015,293
                                                                             ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                      $   252,943,017
Undistributed net investment income                                                  670,753
Accumulated net realized loss from security and
 foreign currency transactions                                                  (184,467,875)
Net unrealized appreciation on investments
 and foreign currency translation                                                  2,869,398
                                                                             ---------------
Total                                                                        $    72,015,293
                                                                             ===============

   SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                                   $     1,759,754
Shares Outstanding                                                                   205,144
Net Asset Value, Redemption Price Per Share                                  $          8.58
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)              $          9.10

CLASS B
Net Assets                                                                   $     1,052,670
Shares Outstanding                                                                   123,872
Net Asset Value, Offering and Redemption Price Per Share
 (excluding applicable contingent deferred sales charge)                     $          8.50

CLASS C
Net Assets                                                                   $       188,534
Shares Outstanding                                                                    22,539
Net Asset Value, Offering and Redemption Price Per Share
  (excluding applicable contingent deferred sales charge)                    $          8.36

CLASS F
Net Assets                                                                   $    68,925,898
Shares Outstanding                                                                 8,025,785
Net Asset Value, Offering and Redemption Price Per Share                     $          8.59

CLASS R
Net Assets                                                                   $        53,831
Shares Outstanding                                                                     6,291
Net Asset Value, Offering and Redemption Price Per Share                     $          8.56

CLASS T
Net Assets                                                                   $        34,606
Shares Outstanding                                                                     3,927
Net Asset Value, Redemption Price Per Share                                  $          8.81
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)              $          9.23

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                    $       552,588
Interest                                                                           1,567,896
Foreign taxes withheld                                                                  (398)
                                                                             ---------------
Total Investment Income                                                            2,120,086
                                                                             ---------------
EXPENSES
Advisory fees--Note 2                                                                542,501
Shareholder servicing fees--Note 2                                                    66,309
Accounting fees--Note 2                                                               50,077
Distribution fees--Note 2                                                            212,162
Transfer agency fees--Note 2                                                         127,172
Registration fees                                                                     60,860
Postage and mailing expenses                                                          18,606
Custodian fees and expenses--Note 2                                                    6,388
Printing expenses                                                                     52,645
Legal and audit fees                                                                  27,058
Directors' fees and expenses--Note 2                                                  16,360
Other expenses                                                                        33,315
                                                                             ---------------
  Total Expenses                                                                   1,213,453
  Earnings Credits                                                                    (5,516)
  Reimbursed/Waived Expenses                                                          (3,731)
  Expense Offset to Broker Commissions                                               (13,318)
                                                                             ---------------
  Net Expenses                                                                     1,190,888
                                                                             ---------------
Net Investment Income                                                                929,198
                                                                             ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
  Security Transactions                                                           10,634,687
  Foreign Currency Transactions                                                       13,237
                                                                             ---------------
Net Realized Gain                                                                 10,647,924
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                  (9,571,705)
                                                                             ---------------
Net Realized and Unrealized Gain                                                   1,076,219
                                                                             ---------------
Net Increase in Net Assets Resulting from Operations                         $     2,005,417
                                                                             ===============

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED       YEAR ENDED
                                                                               DECEMBER 31,     DECEMBER 31,
                                                                                   2005             2004
OPERATIONS
Net Investment Income                                                        $       929,198   $     1,165,048
Net Realized Gain on Security and
 Foreign Currency Transactions                                                    10,647,924         8,838,969
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                  (9,571,705)       (2,078,931)
                                                                             ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                               2,005,417         7,925,086
                                                                             ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                            (16,241)          (16,533)
  Class B                                                                             (1,226)           (4,861)
  Class C                                                                               (165)             (659)
  Class F                                                                           (925,766)       (1,146,498)
  Class R                                                                               (776)             (763)
  Class T                                                                               (240)             (243)
                                                                             ---------------   ---------------
Net Decrease from Dividends and Distributions                                       (944,414)       (1,169,557)
                                                                             ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                                             52,147            (2,547)
  Class B                                                                           (587,816)         (135,764)
  Class C                                                                            (77,456)          (49,827)
  Class F                                                                        (21,792,363)      (36,636,581)
  Class R                                                                             (5,724)          (16,844)
  Class T                                                                               (856)           (3,452)
                                                                             ---------------   ---------------
Net Decrease from Capital Share Transactions                                     (22,412,068)      (36,845,015)
                                                                             ---------------   ---------------
Net Decrease in Net Assets                                                       (21,351,065)      (30,089,486)
                                                                             ---------------   ---------------

NET ASSETS
Beginning of Year                                                            $    93,366,358   $   123,455,844
                                                                             ---------------   ---------------
End of Year                                                                  $    72,015,293   $    93,366,358
                                                                             ===============   ===============

Undistributed (Accumulated) Net Investment
 Income (Loss)                                                               $       670,753   $       (31,472)

  SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.45     $     7.88     $     6.68     $     8.18     $     9.24
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.08           0.08           0.05           0.05           0.06
Net realized and unrealized gains
 (losses) on securities                                        0.13           0.57           1.20          (1.51)         (1.03)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.21           0.65           1.25          (1.46)         (0.97)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.08)         (0.08)         (0.05)         (0.04)         (0.09)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.08)         (0.08)         (0.05)         (0.04)         (0.09)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.58     $     8.45     $     7.88     $     6.68     $     8.18
                                                         ======================================================================

TOTAL RETURN(a)                                                2.51%          8.31%         18.81%        (17.85%)       (10.46%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $    1,760     $    1,682     $    1,572     $    1,243     $    1,227
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)               1.69%          1.49%          1.83%          1.89%          1.87%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.66%          1.48%          1.83%          1.89%          1.87%
Net investment income                                          0.90%          0.96%          0.63%          0.56%          0.51%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                      181%           134%           108%           122%           111%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.37     $     7.80     $     6.63     $     8.11     $     9.18
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.01(a)        0.01           0.01          (0.01)          0.01
Net realized and unrealized gains
 (losses) on securities                                        0.13           0.58           1.17          (1.47)         (1.03)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.14           0.59           1.18          (1.48)         (1.02)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.01)         (0.02)         (0.01)          0.00(b)       (0.05)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.01)         (0.02)         (0.01)          0.00          (0.05)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.50     $     8.37     $     7.80     $     6.63     $     8.11
                                                         ======================================================================

TOTAL RETURN(c)                                                1.66%          7.63%         17.76%        (18.21%)       (11.13%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $    1,053     $    1,625     $    1,647     $    1,181     $    1,484
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)               2.47%          2.21%          2.53%          2.54%          2.50%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        2.45%          2.21%          2.53%          2.54%          2.49%
Net investment income (loss)                                   0.08%          0.23%         (0.08%)        (0.10%)        (0.13%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                      181%           134%           108%           122%           111%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2002 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005              2004           2003           2002           2001
                                                      -------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                    $     8.24        $     7.69     $     6.54     $     8.04     $     9.17
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                0.00(a),(b)       0.01(a)       (0.01)         (0.17)         (0.05)
Net realized and unrealized gains
 (losses) on securities                                     0.13              0.56           1.16          (1.33)         (1.03)
                                                      -------------------------------------------------------------------------
Total from investment operations                            0.13              0.57           1.15          (1.50)         (1.08)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 (0.01)            (0.02)          0.00(c)        0.00          (0.05)
From net realized gains                                     0.00              0.00           0.00           0.00           0.00
                                                      -------------------------------------------------------------------------
Total distributions                                        (0.01)            (0.02)          0.00           0.00          (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                          $     8.36        $     8.24     $     7.69     $     6.54     $     8.04
                                                      =========================================================================

TOTAL RETURN(d)                                             1.54%             7.42%         17.59%        (18.66%)       (11.80%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                        $      189        $      264     $      295     $      248     $      496
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(e)            2.54%             2.35%          2.69%          3.48%          3.96%
Expenses with reimbursements,
 earnings credits and brokerage offsets                     2.51%             2.34%          2.69%          3.48%          3.96%
Net investment income (loss)                                0.02%             0.08%         (0.17%)        (1.05%)        (1.64%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                                   181%              134%           108%           122%           111%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2005 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.54% (2005), 2.35% (2004), 2.69% (2003), 3.48% (2002), AND
    4.24% (2001).
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.46     $     7.88     $     6.69     $     8.20     $     9.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.09           0.08           0.06           0.07           0.10
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.59           1.20          (1.50)         (1.02)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.23           0.67           1.26          (1.43)         (0.92)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                                    (0.10)         (0.09)         (0.07)         (0.08)         (0.10)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.10)         (0.09)         (0.07)         (0.08)         (0.10)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.59     $     8.46     $     7.88     $     6.69     $     8.20
                                                         ======================================================================

TOTAL RETURN                                                   2.75%          8.58%         18.96%        (17.46%)        (9.94%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $   68,926     $   89,701     $  119,835     $  130,314     $  297,068
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(a)               1.43%          1.34%          1.54%          1.43%          1.23%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.40%          1.33%          1.54%          1.42%          1.22%
Net investment income                                          1.14%          1.08%          0.93%          0.99%          1.20%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                                      181%           134%           108%           122%           111%

(a) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(b) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.43     $     7.86     $     6.68     $     8.18     $     9.22
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.11           0.09           0.16          (0.16)          0.09
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.58           1.05          (1.34)         (1.02)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.25           0.67           1.21          (1.50)         (0.93)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                    (0.12)         (0.10)         (0.03)          0.00          (0.11)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.12)         (0.10)         (0.03)          0.00          (0.11)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.56     $     8.43     $     7.86     $     6.68     $     8.18
                                                         ======================================================================

TOTAL RETURN                                                   3.01%          8.63%         18.12%        (18.34%)       (10.09%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $       54     $       59     $       72     $       11     $       14
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(a)               1.19%          1.21%          2.37%          4.24%          3.07%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.17%          1.21%          2.37%          4.24%          3.07%
Net investment income (loss)                                   1.38%          1.21%          0.01%         (1.77%)        (0.75%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(b)                                      181%           134%           108%           122%           111%

(a) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.36% (2005), 1.35% (2004), 2.62% (2003), 19.52% (2002), AND
    272.77% (2001).
(b) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                            2005           2004           2003           2002           2001
                                                         ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                       $     8.68     $     8.09     $     6.88     $     8.17     $     9.21
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   0.05           0.03           0.21          (0.37)          0.08
Net realized and unrealized gains
 (losses) on securities                                        0.14           0.62           1.00          (0.92)         (1.04)
                                                         ----------------------------------------------------------------------
Total from investment operations                               0.19           0.65           1.21          (1.29)         (0.96)
-------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                                    (0.06)         (0.06)          0.00(a)        0.00          (0.08)
From net realized gains                                        0.00           0.00           0.00           0.00           0.00
                                                         ----------------------------------------------------------------------
Total distributions                                           (0.06)         (0.06)          0.00           0.00          (0.08)
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                             $     8.81     $     8.68     $     8.09     $     6.88     $     8.17
                                                         ======================================================================

TOTAL RETURN(b)                                                2.21%          8.01%         17.65%        (15.79%)       (10.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                           $       35     $       35     $       36     $       13     $      232
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)               1.89%          1.77%          2.73%          2.60%          3.36%
Expenses with reimbursements,
 earnings credits and brokerage offsets                        1.87%          1.77%          2.73%          2.59%          3.36%
Net investment income (loss)                                   0.69%          0.66%         (0.29%)        (0.31%)        (1.12%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                      181%           134%           108%           122%           111%

(a) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.15% (2005), 2.02% (2004), 3.18% (2003), 14.63% (2002), AND
    18.37% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS--Some U.S. government obligations, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the Federal Home Loan Bank (FHLB), are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Federal National Mortgage Association (FNMA, a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of FNMA.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) quarterly and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $58,080 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $16,747 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $13.09 to $13.88, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                          TRANSFER
                                                         AGENCY FEES
         ------------------------------------------------------------
         Class A                                         $      5,823
         Class B                                         $      5,226
         Class C                                         $      1,065
         Class R                                         $        145
         Class T                                         $        191

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2005, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $57 and $103, respectively.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,073 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $97,975 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $200,291 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                              DISTRIBUTION       SHAREHOLDER
                                                  FEES          SERVICING FEES
         ---------------------------------------------------------------------
         Class A                                       N/A      $        4,215
         Class B                              $     10,037      $        3,346
         Class C                              $      1,749      $          583
         Class T                              $         85      $           85

During the year ended December 31, 2005, DSC retained $1,081 in sales commissions from the sales of Class A shares. DSC also retained $7,895 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                             AMOUNT OF WAIVER
         -----------------------------------------------------------
         9/1/04 to 8/31/05                          $        200,000
         9/1/05 to 8/31/06                          $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $3,555, which reduced the amount paid to Mellon Bank to $2,833.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, deferred compensation, paydowns and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET         UNDISTRIBUTED NET           PAID-IN
         INVESTMENT INCOME     REALIZED GAINS AND LOSSES       CAPITAL
         ---------------------------------------------------------------
         $         717,441         $     (717,441)             $     0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                                   2005           2004
                                               ---------------------------
         DISTRIBUTIONS PAID FROM:
           Ordinary Income                     $    944,414   $  1,169,557
           Long-Term Capital Gain              $          0   $          0
                                               ---------------------------
                                               $    944,414   $  1,169,557
                                               ===========================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of

December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $9,232,479. Accumulated capital losses as of December 31, 2005 were:

           EXPIRATION                                     AMOUNT
           ---------------------------------------------------------
              2008                                   $    63,264,790
              2009                                   $    49,289,530
              2010                                   $    70,087,112
              2011                                   $     1,472,188
                                                     $   184,113,620
                                                     ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

           Undistributed Ordinary Income                          $    704,506
           Other Book/Tax Differences                             $    (33,754)
           Federal Tax Cost                                       $ 70,200,046
           Gross Tax Appreciation of Investments                  $  3,818,260
           Gross Tax Depreciation of Investments                  $ (1,303,116)
           Net Tax Appreciation                                   $  2,515,144

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2005               DECEMBER 31, 2004
                                           SHARES         AMOUNT           SHARES        AMOUNT
CLASS A
Sold                                         57,061   $     480,146          52,105   $     413,025
Dividends or Distributions Reinvested         1,781   $      15,071           1,969   $      15,805
Redeemed                                    (52,764)  $    (443,070)        (54,549)  $    (431,377)
                                       ------------------------------------------------------------
Net Increase (Decrease)                       6,078   $      52,147            (475)  $      (2,547)
                                       ============================================================
CLASS B
Sold                                         19,802   $     163,928          53,204   $     414,706
Dividends or Distributions Reinvested           109   $         919             466   $       3,759
Redeemed                                    (90,247)  $    (752,663)        (70,543)  $    (554,229)
                                       ------------------------------------------------------------
Net Decrease                                (70,336)  $    (587,816)        (16,873)  $    (135,764)
                                       ============================================================
CLASS C
Sold                                            536   $       4,356          16,072   $     124,317
Dividends or Distributions Reinvested            12   $          99              59   $         475
Redeemed                                    (10,020)  $     (81,911)        (22,428)  $    (174,619)
                                       ------------------------------------------------------------
Net Decrease                                 (9,472)  $     (77,456)         (6,297)  $     (49,827)
                                       ============================================================
CLASS F
Sold                                        724,211   $   6,098,334       1,100,066   $   8,730,703
Dividends or Distributions Reinvested       106,167   $     897,919         138,996   $   1,116,482
Redeemed                                 (3,407,950)  $ (28,788,616)     (5,836,747)  $ (46,483,766)
                                       ------------------------------------------------------------
Net Decrease                             (2,577,572)  $ (21,792,363)     (4,597,685)  $ (36,636,581)
                                       ============================================================
CLASS R
Sold                                            288   $       2,500               0   $           0
Dividends or Distributions Reinvested            92   $         776              94   $         751
Redeemed                                     (1,074)  $      (9,000)         (2,224)  $     (17,595)
                                       ------------------------------------------------------------
Net Decrease                                   (694)  $      (5,724)         (2,130)  $     (16,844)
                                       ============================================================
CLASS T
Sold                                             11   $         100           4,985   $      39,775
Dividends or Distributions Reinvested            15   $         130              27   $         223
Redeemed                                       (127)  $      (1,086)         (5,430)  $     (43,450)
                                       ------------------------------------------------------------
Net Decrease                                   (101)  $        (856)           (418)  $      (3,452)
                                       ============================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $124,838,140 and $152,276,648, respectively. Purchases and sales of long-term U.S. government obligations were $10,762,757 and $10,071,278, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 32.05% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 55% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Balanced Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking sixth out of 15 Lipper-selected "peer funds," and in the third quintile of its Lipper balanced fund performance universe, ranking 229th of 569 funds. These relative performance results were similar to the Fund's relative performance results in 2003, both of which represented an improvement in the Fund's relative performance from the previous few years. The directors deemed these relative performance results to be acceptable, but stressed the importance to Founders of the need to continue to seek to improve the Fund's performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Balanced Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than ten of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 69th lowest of 139 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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                                       49

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                                       50

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                                       51

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
BALANCED FUND                           DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0086AR1205

        Dreyfus Founders
        Discovery Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                            3
Fund Expenses                                                                 12
Statement of Investments                                                      14
Statement of Assets and Liabilities                                           18
Statement of Operations                                                       20
Statements of Changes in Net Assets                                           21
Financial Highlights                                                          22
Notes to Financial Statements                                                 28
Report of Independent Registered Public Accounting Firm                       36
Factors Considered in Renewing the Advisory Agreement                         37
Your Board Representatives                                                    45

        -----------------------------------------------------------
        Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                         DISTRIBUTOR
Founders Asset Management LLC              Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)             200 Park Avenue
210 University Boulevard, Suite 800        New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

              NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF BRADLEY C. ORR]

[PHOTO OF JAMES (J.D.) PADGETT]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS BRADLEY C. ORR, CFA, LEFT; AND JAMES (J.D.) PADGETT, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ENDING THE YEAR POSITIVE

Following the strong advances registered by the domestic equity markets during the fourth quarter of 2004, 2005 started on a far less positive note. Equity markets declined broadly in the first quarter due to a persistent rise in oil prices and the continuing efforts of the Federal Reserve to remain vigilant in fighting potential inflationary pressures. The markets partially recovered during the second quarter, as economic growth remained relatively strong, evidenced by a robust gross domestic product (GDP). The third quarter closely mirrored the second. Crude oil prices continued their ascent to historic levels, driven equally by supply concerns and strong demand. In addition, the market continued to dismiss the tightening campaign of the Federal Reserve, and GDP remained solid. A modest rally hit in the fourth quarter of the period; investors perhaps began to anticipate an end to the interest rate tightening campaign by the Federal Reserve in early 2006, and economic indicators, in general, remained positive.

    After declining roughly 7% from the end of the first quarter to a low point at the end of April, the small-cap equity market proved resilient through the remainder of the period. The Russell 2000 Growth Index moved up nearly 20% from the period's low through year-end, despite continued uncertainty over the economy due to high and rising commodity pressures, faltering consumer confidence, and the Federal Reserve's interest rate hikes.

[SIDENOTE]

"OUR INVESTMENT APPROACH IN MANAGING THE FUND REMAINED CONSISTENT DURING THE PERIOD, WITH NO MAJOR CHANGES IN PORTFOLIO COMPOSITION OCCURRING."

    For the 12-month period ended December 31, 2005, Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index, which posted a 4.15% return for the same period.

STOCK SELECTION HAD A NEGATIVE IMPACT

Our investment approach in managing the Fund remained consistent during the period, with no major changes to portfolio composition. We continued to search company by company, analyzing fundamentals and speaking with management teams and industry experts in an attempt to pinpoint the best growth opportunities for the Fund. That being said, our efforts in selecting Fund holdings did not pay off as we would have liked. Weak stock picking was the main culprit in the Fund's relative underperformance for the 12-month period.

ENERGY BOOSTED PERFORMANCE

For the period, the best performing sector in the Fund as well as the benchmark was the energy sector. Rising commodity prices and the resulting impact on the business of energy companies were the drivers for the dramatic outperformance in this sector. Strong stock selection helped the Fund's return with energy names GRANT PRIDECO, INC., Patterson-UTI Energy, Inc., National Oilwell Varco, Inc., and Spinnaker Exploration Company among the top performers for the Fund in this sector and overall. Rising oil prices throughout the year led to increased demand for drilling rigs and related products and services, the industry in which Grant Prideco competes. The company turned revenue growth of roughly 37% into earnings growth of over 200%, exhibiting the pricing leverage that accompanied strong demand in this industry. Patterson-UTI Energy saw increasing demand for its land-drilling rigs and related services. Again, rising oil prices led to increased demand, therefore helping pricing and creating significant earnings leverage. National Oilwell Varco was another beneficiary of a very strong energy market. In addition, the company made a very accretive acquisition during the period, following which the market capitalization exceeded $8 billion, taking it out of the small-cap category and causing the Fund to gradually exit the

[SIDENOTE]

SECTORS BENEFITING THE FUND

Energy
Industrials
Consumer Staples
position. In addition to exhibiting strong fundamentals throughout the year, oil and gas exploration and production company Spinnaker was acquired by Norsk Hydro ASA in the fourth quarter of the period. Overall, at the end of the period the outlook for the oil services environment continued to be very robust as supply concerns, both short- and long-term, continued and very strong global demand had yet to be tempered by the high commodity price.

INDUSTRIALS AND CONSUMER STAPLES LIFTED FUND PERFORMANCE

Relative performance was also aided by a positive selection of industrials stocks, and to a lesser extent, consumer staples stocks. Industrials holding HUGHES SUPPLY, INC., a wholesale industrial and construction supply distributor, exhibited strong outperformance due to both solid business fundamentals and an announcement that the company's board of directors was reviewing strategic alternatives, as it did not feel that the company's valuation in the market was representative. It has been long speculated that Home Depot, Inc. was interested in acquiring the company, and that this was the driver for the board taking action. Home Depot announced its intent to acquire Hughes Supply in early January of 2006.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1. WMS INDUSTRIES, INC. (WMS)                           3.20%
 2. AFFILIATED MANAGERS GROUP, INC. (AMG)                2.72%
 3. QUICKSILVER RESOURCES, INC. (KWK)                    2.44%
 4. EPICOR SOFTWARE CORPORATION (EPIC)                   2.43%
 5. GUITAR CENTER, INC. (GTRC)                           2.37%
 6. AEROFLEX, INC. (ARXX)                                2.36%
 7. DIGITAS, INC. (DTAS)                                 2.36%
 8. MGI PHARMA, INC. (MOGN)                              2.13%
 9. KRONOS, INC. (KRON)                                  2.13%
10. HUGHES SUPPLY, INC. (HUG)                            2.11%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 2000 Growth Index measures the performance of stocks of companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The total return figures cited for the Russell 2000 Growth Index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                          1           5          10      SINCE
CLASS (INCEPTION DATE)                  YEAR        YEARS      YEARS   INCEPTION
--------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              (6.38%)     (4.88%)        --    (5.44%)
Without sales charge                   (0.66%)     (3.75%)        --    (4.50%)

B SHARES (12/31/99)
With redemption*                       (5.57%)     (5.02%)        --    (5.51%)
Without redemption                     (1.63%)     (4.64%)        --    (5.36%)

C SHARES (12/31/99)
With redemption**                      (2.54%)     (4.62%)        --    (5.34%)
Without redemption                     (1.56%)     (4.62%)        --    (5.34%)

F SHARES (12/29/89)                    (0.66%)     (3.76%)      8.61%   12.40%

R SHARES (12/31/99)                    (0.38%)     (3.48%)        --    (4.24%)

T SHARES (12/31/99)
With sales charge (4.50%)              (5.42%)     (5.06%)        --    (5.63%)
Without sales charge                   (0.96%)     (4.19%)        --    (4.91%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SELECT HEALTHCARE NAMES PERFORMED STRONGLY

Although the Fund's position in the healthcare sector produced a minimal effect overall on the Fund's relative return, select issues in this sector were among the top-performing holdings for the period. Biotechnology company ALKERMES, INC. benefited during the period from increasing sales of Risperdal Consta(R), a drug manufactured and sold by Johnson & Johnson, which licenses technology from Alkermes. More importantly, the company gained a conditional approval from the Food and Drug Administration on an important new drug, VIVITROL(TM), which addresses the $40 billion alcohol-dependency market. Endo Pharmaceuticals Holdings, Inc., a branded and generic drug manufacturer specializing in the pain-treatment market, was on the favorable side of a court ruling allowing the company to begin selling into a previously patent-protected market for Oxycontin, which is a roughly $2 billion market. The ruling increased the company's estimated earnings for 2005 over 50%, and the stock rose 30%.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Information Technology             23.22%
Healthcare                         21.99%
Consumer Discretionary             16.30%
Industrials                        15.15%
Energy                              7.86%
Financials                          7.36%
Consumer Staples                    1.72%
Materials                           1.41%
Telecommunications Services         1.08%
Cash & Equivalents                  3.91%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

IT AND CONSUMER DISCRETIONARY HURT RETURN

Although the Fund's underweight position in the poor-performing information technology (IT) sector did prove beneficial, poor stock selection more than offset this contribution. High valuations and stock-specific issues drove the underperformance in this sector. Manufacturer of video, voice and data teleconferencing solutions, Polycom, Inc., missed fourth quarter 2004 and first quarter 2005 expectations, reducing forward expectations both times. The concern over increased competition continued to weigh on this stock. Although the stock's valuation was attractive, we believed that the company's numbers continued to be at risk, as competitive issues continued; therefore, the Fund exited its position in Polycom during the period.

    Weak stock picking and a substantial overweight relative position in the consumer discretionary sector also weighed heavily on the Fund's performance for the period as declining consumer sentiment in the third quarter led to earnings disappointments from companies in various industries within the sector. Tempur-Pedic International, Inc., a visco-elastic foam-bedding manufacturer, missed revenue and earnings expectations in the second and third quarters and reduced guidance. Despite a low valuation, the Fund exited its position in the stock during the period, as we believed that the earnings expectations the company was supporting were too high. PETCO Animal Supplies, Inc., after a period of 60 consecutive quarters of same-store sales growth exceeding 4%, encountered problems with its merchandising efforts as well as intensifying competition. In addition, a more difficult consumer-spending environment in the second half of the period proved problematic for sales. As sales and earnings growth results and forward estimates came in lower than expected, the valuation of the stock came down and the stock sold off accordingly. The Fund no longer owned PETCO at the end of the period, as we believed problems remained. Despite WMS INDUSTRIES, INC.'s strong earnings performance, the slot-machine manufacturer's stock sold off during the period due to a revenue shift from the second quarter into the third quarter,

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Information Technology
Consumer Discretionary
Financials
as customers consolidated and orders were delayed. In addition, the company's third quarter results were somewhat lower than investors expected. Compounding the weakness in the stock has been a general lack of interest in the gaming industry among investors, as most competitors are not seeing the robust business that WMS has seen. The stock remained one of the Fund's largest positions at the end of the year, however, and we remained positive on the company's outlook.

FINANCIALS WEIGHED ON PERFORMANCE

Fund holdings in the financials sector also suffered from sub-par performance. Among the weakest financials holdings was First Marblehead Corporation, provider of loans to the private education market. The stock's weakness was driven by continued negative sentiment surrounding its competitive environment, but more importantly, the announcement of the sudden resignation of the CEO following alleged improper dealings with a customer. In addition, an important customer announced that it would, in addition to continuing its strategic relationship with First Marblehead, compete directly with the company in underwriting loans, calling First Marblehead's value proposition into question. Although we believed this would prove to be far less impactful than the market had priced into the stock, the Fund sold its position in the company, as we believed it could take years for the education loans to "season" and provide evidence either way.

OTHER UNDERPERFORMING STOCKS

There were other notable individual issues that weighed on the Fund's overall relative performance across a variety of sectors, including those in which the Fund outperformed its benchmark. For example, industrials holding Trex Company, Inc. experienced softer demand in the first half of the year, but more harmful to expectations and stock performance were the company's inventory issues within its distribution network. Our concern was that there may be more inventory de-stocking to come, and that demand trends may continue to fade. Therefore, the Fund sold its position in this stock during the period.

    Healthcare holding MGI PHARMA, INC., an oncology-focused drug developer, saw sales of its main product, Aloxi(R), which addresses the chemo-induced nausea and vomiting (CINV) market, fall slightly below investor expectations in both the third and fourth quarters, although the outlook continued to be strong. In addition, the approval of a new key drug, Dacogen(TM), was delayed. The Fund continued to hold a large position in MGI Pharma at the end of the period, as we believed that Aloxi sales would continue to be strong, and that Dacogen would gain approval. In addition, MGI Pharma's new drug pipeline remained robust, and the valuation of the stock was attractive.

IN CONCLUSION

We remain cautious on the outlook for the equity markets and the economy in general; the mixed economic data warrants continual monitoring.

    Our strategy for the Fund as we enter 2006 remains consistent. We will continue to utilize our bottom-up process to seek to identify high-quality companies we believe are capable of posting strong future earnings growth and that are valued attractively.


/s/ Bradley C. Orr                  /s/ James (J.D.) Padgett

Bradley C. Orr, CFA                 James (J.D.) Padgett, CFA
Co-Portfolio Manager                Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                              BEGINNING        ENDING         EXPENSES PAID
                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                              (7/1/05)       (12/31/05)     (7/1/05-12/31/05)
-----------------------------------------------------------------------------
CLASS A ACTUAL              $  1,000.00      $  1,011.34       $      7.35
CLASS A HYPOTHETICAL           1,000.00         1,017.80              7.40

CLASS B ACTUAL                 1,000.00         1,008.72             12.20
CLASS B HYPOTHETICAL           1,000.00         1,012.90             12.30

CLASS C ACTUAL                 1,000.00         1,008.87             11.80
CLASS C HYPOTHETICAL           1,000.00         1,013.31             11.89

CLASS F ACTUAL                 1,000.00         1,011.19              7.45
CLASS F HYPOTHETICAL           1,000.00         1,017.70              7.50

CLASS R ACTUAL                 1,000.00         1,012.04              5.98
CLASS R HYPOTHETICAL           1,000.00         1,019.18              6.02

CLASS T ACTUAL                 1,000.00         1,010.49              8.87
CLASS T HYPOTHETICAL           1,000.00         1,016.27              8.93

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                       EXPENSE RATIO
--------------------------------------------------------------------
CLASS A                                                    1.45%
CLASS B                                                    2.41%
CLASS C                                                    2.33%
CLASS F                                                    1.47%
CLASS R                                                    1.18%
CLASS T                                                    1.75%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--92.8%
AIR FREIGHT & LOGISTICS--1.3%
     159,872   Hub Group, Inc. Class A*                   $  5,651,473
                                                          ------------
AIRLINES--0.7%
     203,362   JetBlue Airways Corporation*                  3,127,708
                                                          ------------
APPAREL RETAIL--1.7%
     286,325   Pacific Sunwear of California, Inc.*          7,135,219
                                                          ------------
APPLICATION SOFTWARE--5.9%
     730,136   Epicor Software Corporation*                 10,316,822
     215,800   Kronos, Inc.*                                 9,033,388
     281,236   Witness Systems, Inc.*                        5,531,912
                                                          ------------
                                                            24,882,122
                                                          ------------
ASSET MANAGEMENT & CUSTODY BANKS--2.7%
     143,775   Affiliated Managers Group, Inc.*             11,537,943
                                                          ------------
BIOTECHNOLOGY--1.0%
     222,396   Alkermes, Inc.*                               4,252,212
                                                          ------------
BUILDING PRODUCTS--1.8%
     191,950   NCI Building Systems Systems, Inc.*           8,154,036
                                                          ------------
CASINOS & GAMING--3.2%
     540,850   WMS Industries, Inc.*                        13,569,927
                                                          ------------
COMMUNICATIONS EQUIPMENT--1.4%
     414,506   Redback Networks, Inc.*                       5,827,954
                                                          ------------
CONSTRUCTION & ENGINEERING--3.6%
     240,150   Foster Wheeler Limited*                       8,832,717
     274,876   Perini Corporation*                           6,638,255
                                                          ------------
                                                            15,470,972
                                                          ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.7%
      55,900   Bucyrus International, Inc. Class A           2,945,930
                                                          ------------
DIVERSIFIED METALS & MINING--0.5%
     111,950   Alpha Natural Resources, Inc.*                2,150,559
                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.4%
     929,640   Aeroflex, Inc.*                               9,993,630
                                                          ------------
ELECTRONIC MANUFACTURING SERVICES--0.9%
     173,250   Plexus Corporation*                           3,939,705
                                                          ------------
FOOD DISTRIBUTORS--1.7%
     181,500   Central European Distribution
               Corporation*                                  7,285,410
                                                          ------------
GOLD--0.9%
     139,475   Glamis Gold Limited*                          3,832,773
                                                          ------------
HEALTHCARE DISTRIBUTORS--0.2%
      42,329   PSS World Medical, Inc.                         628,162
                                                          ------------

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
HEALTHCARE EQUIPMENT--9.0%
     202,200   ArthroCare Corporation*                    $  8,520,708
     543,197   ev3, Inc.*                                    8,006,724
     612,764   I-Flow Corporation*                           8,958,610
     195,520   Integra LifeSciences Holdings*                6,933,139
     138,524   Kyphon, Inc.*                                 5,655,935
                                                          ------------
                                                            38,075,116
                                                          ------------
HEALTHCARE FACILITIES--2.7%
     107,925   LCA - Vision Inc.                             5,127,517
     200,496   United Surgical Partners
               International, Inc.*                          6,445,946
                                                          ------------
                                                            11,573,463
                                                          ------------
HEALTHCARE SERVICES--1.0%
     300,650   Option Care, Inc.                             4,016,684
                                                          ------------
HEALTHCARE SUPPLIES--1.8%
     154,275   Gen-Probe, Inc.*                              7,527,077
                                                          ------------
HOMEBUILDING--0.8%
     145,825   Levitt Corporation Class A                    3,316,061
                                                          ------------
HOMEFURNISHING RETAIL--1.8%
     360,124   Aaron Rents, Inc.                             7,591,414
                                                          ------------
HOTELS, RESORTS & CRUISE LINES--1.9%
     188,815   Gaylord Entertainment Company*                8,230,446
                                                          ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--1.3%
     218,275   Resources Connection, Inc.*                   5,688,247
                                                          ------------
INTERNET SOFTWARE & SERVICES--6.8%
     287,068   Digital River, Inc.*                          8,537,402
     797,627   Digitas, Inc.*                                9,986,290
     429,300   EarthLink Network, Inc.*                      4,769,523
     310,429   Openwave Systems, Inc.*                       5,423,195
                                                          ------------
                                                            28,716,410
                                                          ------------
LEISURE FACILITIES--1.3%
     146,200   Life Time Fitness, Inc.*                      5,568,758
                                                          ------------
LIFE & HEALTH INSURANCE--1.4%
     461,093   American Equity Investment Life
               Holding Company                               6,017,264
                                                          ------------
MANAGED HEALTHCARE--3.1%
     466,205   Aveta, Inc. 144A*+#                           6,293,768
     266,900   Centene Corporation*                          7,016,801
                                                          ------------
                                                            13,310,569
                                                          ------------
MULTI-LINE INSURANCE--1.5%
     209,612   HCC Insurance Holdings, Inc.                  6,221,284
                                                          ------------
OIL & GAS EQUIPMENT & SERVICES--3.4%
     192,800   Grant Prideco, Inc.*                          8,506,336
     275,325   Superior Energy Services, Inc.*               5,795,591
                                                          ------------
                                                            14,301,927
                                                          ------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                    MARKET VALUE
----------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION--4.5%
     507,975   KFx, Inc.*                                 $  8,691,452
     246,050   Quicksilver Resources, Inc.*                 10,336,561
                                                          ------------
                                                            19,028,013
                                                          ------------
PHARMACEUTICALS--3.3%
     527,525   MGI Pharma, Inc.*                             9,052,329
     272,506   Salix Pharmaceuticals Limited*                4,790,655
                                                          ------------
                                                            13,842,984
                                                          ------------
RESTAURANTS--1.8%
     149,519   Red Robin Gourmet Burgers, Inc.*              7,619,488
                                                          ------------
SEMICONDUCTOR EQUIPMENT--1.8%
     799,905   Entegris, Inc.*                               7,535,105
                                                          ------------
SEMICONDUCTORS--4.2%
     186,175   Microsemi Corporation*                        5,149,601
     951,300   RF Micro Devices, Inc.*                       5,146,533
     407,700   Trident Microsystems, Inc.*                   7,338,600
                                                          ------------
                                                            17,634,734
                                                          ------------
SPECIALTY STORES--2.4%
     200,600   Guitar Center, Inc.*                         10,032,006
                                                          ------------
THRIFTS & MORTGAGE FINANCE--1.8%
     510,075   NewAlliance Bancshares, Inc.                  7,416,491
                                                          ------------
TRADING COMPANIES & DISTRIBUTORS--2.1%
     250,079   Hughes Supply, Inc.                           8,965,332
                                                          ------------
TRUCKING--1.4%
     222,487   Old Dominion Freight Line, Inc.*              6,002,699
                                                          ------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
     526,575   InPhonic, Inc.*                               4,575,937
                                                          ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$371,906,299)                                       393,193,244
                                                          ------------

COMMON STOCKS (FOREIGN)--3.3%
HOTELS, RESORTS & CRUISE LINES--1.4%
     88,000    Kerzner International Limited (BA)*           6,050,000
                                                          ------------
MARINE--1.9%
     315,600   Diana Shipping, Inc. (GR)                     4,058,616
     342,468   Dryships, Inc. (GR)                           4,184,925
                                                          ------------
                                                             8,243,541
                                                          ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$17,501,479)                                         14,293,541
                                                          ------------

PRINCIPAL AMOUNT                                        AMORTIZED COST
----------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.0%
SPECIAL PURPOSE ENTITY--1.0%
$ 4,200,000    CAFCO LLC
               4.12% 1/3/06~                            $    4,199,039
                                                        --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$4,199,039)                                 4,199,039
                                                        --------------

TOTAL INVESTMENTS--97.1%
(TOTAL COST--$393,606,817)                                 411,685,824
                                                        --------------
OTHER ASSETS AND LIABILITIES--2.9%                          12,350,006
                                                        --------------
NET ASSETS--100.0%                                      $  424,035,830
                                                        ==============

NOTES TO STATEMENT OF INVESTMENTS
*   NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,293,768, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $4,199,039, OR 1.0%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
#   FAIR VALUED SECURITY.
    BA - BAHAMA ISLANDS
    GR - GREECE

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                      $  393,606,817
                                                                    --------------
Investment securities, at market                                       411,685,824
Cash                                                                       479,931
Receivables:
   Investment securities sold                                           14,200,533
   Capital shares sold                                                     426,051
   Dividends and interest                                                   15,721
   Other assets                                                             68,203
                                                                    --------------
Total Assets                                                           426,876,263
                                                                    --------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                         818,146
   Capital shares redeemed                                               1,117,872
   Advisory fees                                                           345,044
   Shareholder servicing fees                                               35,685
   Accounting fees                                                          22,693
   Distribution fees                                                       106,447
   Transfer agency fees                                                     41,214
   Custodian fees                                                            2,331
   Directors' deferred compensation                                         68,203
   Other                                                                   282,798
                                                                    --------------
Total Liabilities                                                        2,840,433
                                                                    --------------
Net Assets                                                          $  424,035,830
                                                                    ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $  691,273,464
Accumulated net investment loss                                           (132,136)
Accumulated net realized loss from security transactions              (285,184,505)
Net unrealized appreciation on investments                              18,079,007
                                                                    --------------
Total                                                               $  424,035,830
                                                                    ==============

CLASS A
Net Assets                                                          $   45,092,023
Shares Outstanding                                                       1,575,235
Net Asset Value, Redemption Price Per Share                         $        28.63
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)     $        30.38

CLASS B
Net Assets                                                          $   13,964,166
Shares Outstanding                                                         515,250
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share  $        27.10

CLASS C
Net Assets                                                          $    4,390,568
Shares Outstanding                                                         161,747
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share  $        27.14

CLASS F
Net Assets                                                          $  351,087,239
Shares Outstanding                                                      12,285,296
Net Asset Value, Offering and Redemption Price Per Share            $        28.58

CLASS R
Net Assets                                                          $    8,314,623
Shares Outstanding                                                         285,655
Net Asset Value, Offering and Redemption Price Per Share            $        29.11

CLASS T
Net Assets                                                          $    1,187,211
Shares Outstanding                                                          42,534
Net Asset Value, Redemption Price Per Share                         $        27.91
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)     $        29.23

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005


INVESTMENT INCOME
Dividends                                                            $    1,629,902
Interest                                                                    441,216
                                                                     --------------
Total Investment Income                                                   2,071,118
                                                                     --------------

EXPENSES
Advisory fees--Note 2                                                     4,965,602
Shareholder servicing fees--Note 2                                          464,012
Accounting fees--Note 2                                                     325,807
Distribution fees--Note 2                                                 1,086,090
Transfer agency fees--Note 2                                                611,549
Registration fees                                                            52,910
Postage and mailing expenses                                                117,845
Custodian fees and expenses--Note 2                                          28,055
Printing expenses                                                           142,400
Legal and audit fees                                                        218,006
Directors' fees and expenses--Note 2                                        112,680
Other expenses                                                              219,087
                                                                     --------------
   Total Expenses                                                         8,344,043
   Earnings Credits                                                         (28,055)
   Reimbursed/Waived Expenses                                               (16,736)
   Expense Offset to Broker Commissions                                     (19,084)
                                                                     --------------
   Net Expenses                                                           8,280,168
                                                                     --------------
Net Investment Loss                                                      (6,209,050)
                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                              104,859,627
Net Change in Unrealized Appreciation/Depreciation of Investments      (110,156,860)
                                                                     --------------
Net Realized and Unrealized Loss                                         (5,297,233)
                                                                     --------------
Net Decrease in Net Assets Resulting from
Operations                                                           $  (11,506,283)
                                                                     ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   YEAR ENDED           YEAR ENDED
                                                DECEMBER 31, 2005    DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                             $      (6,209,050)   $      (8,291,203)
Net Realized Gain on Security Transactions            104,859,627           74,597,741
Net Change in Unrealized
 Appreciation/Depreciation of Investments            (110,156,860)           5,007,548
                                                -----------------    -----------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                            (11,506,283)          71,314,086
                                                -----------------    -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                            (19,962,138)         (20,072,155)
   Class B                                             (4,382,098)          (3,926,079)
   Class C                                             (2,118,101)          (2,295,210)
   Class F                                           (190,412,627)        (143,830,150)
   Class R                                            (62,960,862)              25,138
   Class T                                               (434,663)            (302,253)
                                                -----------------    -----------------
Net Decrease from Capital Share Transactions         (280,270,489)        (170,400,709)
                                                -----------------    -----------------
Net Decrease in Net Assets                           (291,776,772)         (99,086,623)
                                                -----------------    -----------------

NET ASSETS
Beginning of Year                               $     715,812,602    $     814,899,225
                                                -----------------    -----------------
End of Year                                     $     424,035,830    $     715,812,602
                                                =================    =================

Accumulated Net Investment Loss                 $        (132,136)   $        (125,444)

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.82       $    26.04     $    19.09     $    28.50     $    34.79
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                        (.28)(a)        (0.64)         (0.36)         (0.31)         (0.17)
Net realized and unrealized gains
 (losses) on securities                                    0.09             3.42           7.31          (9.10)         (6.02)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.19)            2.78           6.95          (9.41)         (6.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    28.63       $    28.82     $    26.04     $    19.09     $    28.50
                                                     ========================================================================

TOTAL RETURN(b)                                           (0.66%)          10.68%         36.41%        (33.02%)       (17.78%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   45,092       $   65,763     $   79,630     $   67,184     $  117,773
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.47%            1.38%          1.50%          1.35%          1.19%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.45%            1.37%          1.50%          1.35%          1.18%
Net investment loss                                       (1.09%)          (1.11%)        (1.25%)        (1.08%)        (0.58%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    27.55       $    25.12     $    18.60     $    28.03     $    34.49
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.54)(a)        (1.07)         (0.81)         (0.69)         (0.45)
Net realized and unrealized gains
 (losses) on securities                                    0.09             3.50           7.33          (8.74)         (5.91)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.45)            2.43           6.52          (9.43)         (6.36)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.10       $    27.55     $    25.12     $    18.60     $    28.03
                                                     ========================================================================

TOTAL RETURN(b)                                           (1.63%)           9.67%         35.05%        (33.64%)       (18.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   13,964       $   18,795     $   21,009     $   18,804     $   35,845
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.44%            2.30%          2.56%          2.26%          1.97%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.43%            2.29%          2.56%          2.26%          1.96%
Net investment loss                                       (2.06%)          (2.03%)        (2.31%)        (1.98%)        (1.35%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    27.57       $    25.14     $    18.60     $    28.05     $    34.51
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.50)(a)        (1.53)         (0.94)         (0.86)         (0.48)
Net realized and unrealized gains
 (losses) on securities                                    0.07             3.96           7.48          (8.59)         (5.88)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.43)            2.43           6.54          (9.45)         (6.36)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.14       $    27.57     $    25.14     $    18.60     $    28.05
                                                     ========================================================================

TOTAL RETURN(b)                                           (1.56%)           9.67%         35.16%        (33.69%)       (18.42%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    4,391       $    6,668     $    8,352     $    7,794     $   17,031
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.36%            2.28%          2.52%          2.27%          1.98%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.35%            2.27%          2.52%          2.26%          1.96%
Net investment loss                                       (1.98%)          (2.01%)        (2.28%)        (1.99%)        (1.36%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.77       $    25.98     $    19.04     $    28.45     $    34.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.30)(a)        (0.69)         (0.35)         (0.36)         (0.20)
Net realized and unrealized gains
 (losses) on securities                                    0.11             3.48           7.29          (9.05)         (5.99)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.19)            2.79           6.94          (9.41)         (6.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    28.58       $    28.77     $    25.98     $    19.04     $    28.45
                                                     ========================================================================

TOTAL RETURN                                              (0.66%)          10.74%         36.45%        (33.08%)       (17.81%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  351,087       $  550,622     $  638,880     $  498,970     $  847,330
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.46%            1.35%          1.53%          1.41%          1.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.45%            1.34%          1.53%          1.40%          1.24%
Net investment loss                                       (1.09%)          (1.08%)        (1.29%)        (1.13%)        (0.64%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    29.22       $    26.32     $    19.23     $    28.64     $    34.87
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.24)(a)        (0.24)         (0.17)         (0.18)         (0.08)
Net realized and unrealized gains
 (losses) on securities                                    0.13             3.14           7.26          (9.23)         (6.05)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.11)            2.90           7.09          (9.41)         (6.13)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    29.11       $    29.22     $    26.32     $    19.23     $    28.64
                                                     ========================================================================

TOTAL RETURN                                              (0.38%)          11.02%         36.87%        (32.86%)       (17.57%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    8,315       $   72,317     $   65,240     $   42,872     $   61,163
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.18%            1.11%          1.21%          1.10%          0.95%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.17%            1.10%          1.21%          1.10%          0.94%
Net investment loss                                       (0.80%)          (0.83%)        (0.96%)        (0.82%)        (0.38%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004          2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    28.18       $    25.55     $    18.79     $    28.24     $    34.69
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.38)(a)        (0.65)         (0.31)         (0.54)         (0.33)
Net realized and unrealized gains
 (losses) on securities                                    0.11             3.28           7.07          (8.91)         (6.02)
                                                     ------------------------------------------------------------------------
Total from investment operations                          (0.27)            2.63           6.76          (9.45)         (6.35)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00          (0.10)
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00          (0.10)
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    27.91       $    28.18     $    25.55     $    18.79     $    28.24
                                                     ========================================================================

TOTAL RETURN(b)                                           (0.96%)          10.29%         35.98%        (33.46%)       (18.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,187       $    1,648     $    1,788     $    1,291     $    2,341
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.77%            1.71%          1.91%          2.06%          1.83%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.76%            1.70%          1.90%          2.06%          1.82%
Net investment loss                                       (1.40%)          (1.44%)        (1.66%)        (1.79%)        (1.24%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  160%              98%           130%           128%           110%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $285,079 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $105,280 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                             TRANSFER
                                                            AGENCY FEES
         --------------------------------------------------------------
         Class A                                            $  25,540
         Class B                                            $  42,807
         Class C                                            $   9,979
         Class R                                            $  15,723
         Class T                                            $   1,470

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended

December 31, 2005, the Fund was charged $14,289 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $410,750 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $927,299 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                    DISTRIBUTION    SHAREHOLDER
                                        FEES       SERVICING FEES
         --------------------------------------------------------
         Class A                            N/A      $  123,723
         Class B                     $  117,233      $   39,078
         Class C                     $   38,139      $   12,713
         Class T                     $    3,419      $    3,419

During the year ended December 31, 2005, DSC retained $199 and $3 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $44, $53,549 and $1,127 of contingent deferred sales charges relating to redemptions of Class A, Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                          AMOUNT OF WAIVER
         --------------------------------------------------------
         9/1/04 to 8/31/05                         $   200,000
         9/1/05 to 8/31/06                         $   200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $16,736 which reduced the amount paid to Mellon Bank to $11,319.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET          UNDISTRIBUTED NET              PAID-IN
          INVESTMENT INCOME      REALIZED GAINS AND LOSSES          CAPITAL
          -------------------------------------------------------------------
            $ 6,202,358                     $ 0                   $ (6,202,35)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $100,604,612. Accumulated capital losses as of December 31, 2005 were:

         EXPIRATION                                    AMOUNT
         --------------------------------------------------------
            2009                                   $   38,219,881
            2010                                   $  230,439,968
            2011                                   $   14,100,467
                                                   --------------
                                                   $  282,760,316
                                                   ==============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

         Other Book/Tax Differences                $      (132,136)
         Federal Tax Cost                          $   396,031,006
         Gross Tax Appreciation of Investments     $    39,443,883
         Gross Tax Depreciation of Investments     $   (23,789,065)
         Net Tax Appreciation                      $    15,654,818

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                            YEAR ENDED                         YEAR ENDED
                                         DECEMBER 31, 2005                  DECEMBER 31, 2004
                                     SHARES           AMOUNT            SHARES           AMOUNT
CLASS A
Sold                                  608,634    $    16,949,413         606,846    $    16,285,433
Redeemed                           (1,315,511)   $   (36,911,551)     (1,383,103)   $   (36,357,588)
                                   ----------------------------------------------------------------
Net Decrease                         (706,877)   $   (19,962,138)       (776,257)   $   (20,072,155)
                                   ================================================================
CLASS B
Sold                                    6,784    $       179,523           7,176    $       180,419
Redeemed                             (173,781)   $    (4,561,621)       (161,266)   $    (4,106,498)
                                   ----------------------------------------------------------------
Net Decrease                         (166,997)   $    (4,382,098)       (154,090)   $    (3,926,079)
                                   ================================================================
CLASS C
Sold                                    7,954    $       207,689           7,418    $       188,358
Redeemed                              (88,042)   $    (2,325,790)        (97,877)   $    (2,483,568)
                                   ----------------------------------------------------------------
Net Decrease                          (80,088)   $    (2,118,101)        (90,459)   $    (2,295,210)
                                   ================================================================
CLASS F
Sold                                1,487,909    $    40,938,769       3,312,230    $    88,403,785
Redeemed                           (8,342,143)   $  (231,351,396)     (8,760,046)   $  (232,233,935)
                                   ----------------------------------------------------------------
Net Decrease                       (6,854,234)   $  (190,412,627)     (5,447,816)   $  (143,830,150)
                                   ================================================================
CLASS R
Sold                                  348,073    $     9,843,662         568,863    $    15,239,651
Redeemed                           (2,537,460)   $   (72,804,524)       (572,087)   $   (15,214,513)
                                   ----------------------------------------------------------------
Net Increase (Decrease)            (2,189,387)   $   (62,960,862)         (3,224)   $        25,138
                                   ================================================================
CLASS T
Sold                                    8,141    $       222,678          15,867    $       408,647
Redeemed                              (24,068)   $      (657,341)        (27,379)   $      (710,900)
                                   ----------------------------------------------------------------
Net Decrease                          (15,927)   $      (434,663)        (11,512)   $      (302,253)
                                   ================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $882,940,874 and $1,186,955,496, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Discovery Fund's performance for the one-year period ended December 31, 2004 placed it in the third quintile of its Lipper performance group, with the Fund ranking eighth out of 15 Lipper-selected "peer funds," and in the third quintile of its Lipper small-cap growth fund performance universe, ranking 274th of 500 funds. The Fund's performance within its Lipper-selected group and universe had been in the fourth quintiles for the two- and three-year periods ended December 31, 2004. The Fund's performance relative to its Lipper-selected peer group and universe had, therefore, improved in the most recent calendar year from its average performance results over the past two and three calendar years. The directors deemed these relative performance results to be acceptable, but stressed the importance to Founders of the need to continue to seek to improve the Fund's performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Discovery Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than eight of the 15 funds in its group. The Fund's management fees were in the second best quintile of its Lipper expense universe, placing 58th lowest of 154 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

                       This page intentionally left blank.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
DISCOVERY FUND                          DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0182AR1205

        Dreyfus Founders
        Equity Growth Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

        -----------------------------------------------------------
        Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                              DISTRIBUTOR

Founders Asset Management LLC                   Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                  200 Park Avenue
210 University Boulevard, Suite 800             New York, NY  10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

              NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC COUNTERBALANCE

2005 was a year of robust economic and corporate profit growth. Employment levels improved, the housing market remained resilient, and consumer spending continued to advance at a steady pace. However, the year also saw the Federal Reserve raising the federal funds rate to end the period at 4.25%, and energy prices skyrocketed, reaching record highs.

    The stock market oscillated slightly for most of the period. Fortunately, a fourth quarter rally enabled the market to finish the calendar year in positive territory.

STOCK SELECTION DROVE PERFORMANCE

The Fund continued its pursuit of uncovering the best growth opportunities via stock-by-stock research, meetings with company management and internal analysis. Overall, this bottom-up stock picking approach benefited the Fund as strong stock selection produced a positive contribution to relative performance. Strong performers, particularly in the information technology (IT) sector, the transportation industry within the industrials sector, and the consumer staples sector, positively impacted the Fund's annual performance. However, this was not enough for the Dreyfus Founders Equity Growth Fund to outperform its benchmark, the Russell 1000 Growth Index, which returned 5.26% for the 12-month period ended December 31, 2005.

[SIDENOTE]

"OUR BOTTOM-UP STOCK PICKING APPROACHED BENEFITED THE FUND AS STRONG STOCK SELECTION PRODUCED A POSITIVE CONTRIBUTION TO RELATIVE PERFORMANCE."

IT AND TRANSPORTATION STOCKS AIDED FUND PERFORMANCE

Strong stock selection in the information technology sector buoyed the Fund's relative return for the period, with numerous stocks gaining double-and triple-digit price increases for the period. The popularity of APPLE COMPUTER, INC.'s iPod digital music products and Macintosh computers propelled the company's stock. The iPod trend also pushed SanDisk, Inc.'s stock price up as demand grew for the company's NAND flash memory used in iPod nano, as well as in music-enabled cell phones. Broadcom Corporation, a provider of wired and wireless broadband communications semiconductors, and AUTODESK, INC., a supplier of advanced software including CAD/CAM drafting tools, both experienced strong demand for their respective products. Autodesk also saw better-than-expected revenue and earnings growth rates during the 12-month timeframe. ADOBE SYSTEMS, INC. also outperformed during the period.

    The transportation industry within the industrials sector also rallied during the period as railroad and airline companies benefited from pricing power driven by controlled capacity growth and the ability to pass along higher fuel costs. Some of the top overall performing stocks in the Fund for the period included transportation stocks such as AMR CORPORATION, US AIRWAYS GROUP, INC. and UNION PACIFIC CORPORATION. Parent company of American Airlines, AMR experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and company cost controls. US Airways saw improved pricing due to its merger with America West Airlines, allowing for the reduction of costs.

SELECT STOCKS CONTRIBUTED POSITIVELY

During the period, there were a few standout performers, which positively contributed to the Fund's performance as well. PROCTER & GAMBLE COMPANY acquired Gillette Company during the period for a significant premium, which boosted Gillette's return, and healthcare issue GENENTECH, INC. showed solid revenue and earnings growth.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Consumer Staples

HEALTHCARE, ENERGY AND TELECOM DETRACTED

The healthcare, energy and telecommunications services sectors were the largest drags on the Fund's relative return for the period, due to underweight relative positions in these strong-performing sectors paired with weak stock picking. Telecommunications services holding Avaya, Inc. hampered the Fund. A difficult integration of a German acquisition and volatile growth trends led to the company's poor performance. The Fund sold its position in this company, as we felt the monies may be better deployed in other investments.

SELECT STOCKS IMPEDED PERFORMANCE

Although the information technology sector had the greatest positive contribution to the Fund's relative performance of any sector, select IT stocks fell short of our expectations. Favorable demand and growth trends for MAXIM INTEGRATED PRODUCTS, INC.'s analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1. MICROSOFT CORPORATION (MSFT)                        4.83%
 2. GOOGLE, INC. CLASS A (GOOG)                         3.23%
 3. GENERAL ELECTRIC COMPANY (GE)                       3.12%
 4. COLGATE-PALMOLIVE COMPANY (CL)                      2.51%
 5. LINEAR TECHNOLOGY CORPORATION (LLTC)                1.96%
 6. JOHNSON & JOHNSON (JNJ)                             1.95%
 7. TIME WARNER, INC. (TWX)                             1.91%
 8. APPLE COMPUTER, INC. (AAPL)                         1.85%
 9. WYETH (WYE)                                         1.85%
10. COMCAST CORPORATION SPECIAL CLASS A (CMCSK)         1.80%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Equity Growth Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future annual reports, the Fund's performance will no longer be compared to the S&P 500 Index, as the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                          1           5          10         SINCE
CLASS (INCEPTION DATE)                   YEAR       YEARS       YEARS     INCEPTION
-----------------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              (1.62%)     (3.48%)        --       (6.26%)
Without sales charge                    4.46%      (2.33%)        --       (5.34%)

B SHARES (12/31/99)
With redemption*                       (0.41%)     (3.15%)        --       (6.04%)
Without redemption                      3.59%      (2.76%)        --       (5.89%)

C SHARES (12/31/99)
With redemption**                       2.68%      (3.11%)        --       (6.15%)
Without redemption                      3.68%      (3.11%)        --       (6.15%)

F SHARES (7/5/38)                       4.64%      (1.71%)      4.03%        N/A

R SHARES (12/31/99)                     4.78%      (2.07%)        --       (5.10%)

T SHARES (12/31/99)
With sales charge (4.50%)              (1.82%)     (4.00%)        --       (6.81%)
Without sales charge                    2.75%      (3.10%)        --       (6.09%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SYMANTEC CORPORATION declined as a result of the acquisition of VERITAS Software Corporation, which was seen as dilutive to the company's revenue and earnings growth rates. This, combined with the fear that consumer demand for antivirus software was waning, caused a drop in the company's stock price. Xilinx, Inc., a manufacturer of digital programmable logic devices (PLD), and International Business Machines Corporation also declined during the period.

    Select consumer discretionary stocks did not fare well either. A slow ramp-up into its cable telephony offering, combined with sluggish trends in video services, resulted in COMCAST CORPORATION's stock declining during the period. Sluggish sales trends hit WAL-MART STORES, INC. as rising energy prices reduced the spending power of the company's main customer group. TIME Warner, Inc.'s stock price also underperformed, dropping over ten percentage

PORTFOLIO COMPOSITION OF NET ASSETS

[CHART]

Information Technology          30.42%
Consumer Discretionary          19.07%
Healthcare                      12.53%
Industrials                      9.60%
Financials                       9.22%
Consumer Staples                 8.43%
Telecommunications Services      1.60%
Materials                        1.58%
Energy                           1.28%
Other                            4.43%
Cash & Equivalents               1.84%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Healthcare
Energy
Telecommunications Services
points in value during the Fund's holding period. The Fund, however, retained a position in all three stocks at the end of the period, as we believed the companies' respective growth opportunities remained viable.

IN CONCLUSION

We will watch the actions of the Federal Reserve and analyze the trends in corporate profit growth. We will continue to rely on our bottom-up research process to seek companies we believe are capable of posting strong future revenues and earnings growth at attractive valuations.

/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

FUND EXPENSES

(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                     BEGINNING        ENDING         EXPENSES PAID
                                   ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*
                                     (7/1/05)        (12/31/05)    (7/1/05-12/31/05)
------------------------------------------------------------------------------------
CLASS A ACTUAL                     $    1,000.00   $    1,039.22   $            6.84
CLASS A HYPOTHETICAL                    1,000.00        1,018.42                6.79

CLASS B ACTUAL                          1,000.00        1,036.34               11.34
CLASS B HYPOTHETICAL                    1,000.00        1,013.92               11.28

CLASS C ACTUAL                          1,000.00        1,037.11               10.12
CLASS C HYPOTHETICAL                    1,000.00        1,015.15               10.06

CLASS F ACTUAL                          1,000.00        1,039.83                5.76
CLASS F HYPOTHETICAL                    1,000.00        1,019.49                5.72

CLASS R ACTUAL                          1,000.00        1,039.62                5.50
CLASS R HYPOTHETICAL                    1,000.00        1,019.74                5.46

CLASS T ACTUAL                          1,000.00        1,039.22                7.35
CLASS T HYPOTHETICAL                    1,000.00        1,017.91                7.30

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                        EXPENSE RATIO
-------------------------------------
CLASS A                     1.33%
CLASS B                     2.21%
CLASS C                     1.97%
CLASS F                     1.12%
CLASS R                     1.07%
CLASS T                     1.43%

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--95.7%
AIRLINES--2.2%
   147,025   AMR Corporation*                                $     3,268,366
    44,575   US Airways Group, Inc.*                               1,655,516
                                                             ---------------
                                                                   4,923,882
                                                             ---------------
APPLICATION SOFTWARE--1.2%
    63,050   Autodesk, Inc.                                        2,707,998
                                                             ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.7%
    50,250   Northern Trust Corporation                            2,603,955
    20,150   State Street Corporation                              1,117,116
                                                             ---------------
                                                                   3,721,071
                                                             ---------------
AUTOMOTIVE RETAIL--1.1%
    56,375   Advance Auto Parts, Inc.*                             2,450,058
                                                             ---------------
BIOTECHNOLOGY--3.8%
    21,350   Amgen, Inc.*                                          1,683,661
    35,975   Genentech, Inc.*                                      3,327,688
    15,475   Genzyme Corporation*                                  1,095,321
    64,200   ImClone Systems, Inc.*                                2,198,208
                                                             ---------------
                                                                   8,304,878
                                                             ---------------
BROADCASTING & CABLE TV--2.1%
   154,450   Comcast Corporation Special Class A*                  3,967,821
    21,150   XM Satellite Radio Holdings, Inc. Class A*              576,972
                                                             ---------------
                                                                   4,544,793
                                                             ---------------
CASINOS & GAMING--0.9%
    17,375   Harrah's Entertainment, Inc.                          1,238,664
    25,100   International Game Technology                           772,578
                                                             ---------------
                                                                   2,011,242
                                                             ---------------
COMMUNICATIONS EQUIPMENT--1.2%
    31,788   Cisco Systems, Inc.*                                    544,211
    90,875   Motorola, Inc.                                        2,052,866
                                                             ---------------
                                                                   2,597,077
                                                             ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
    51,000   Best Buy Company, Inc.                                2,217,480
                                                             ---------------
COMPUTER HARDWARE--2.9%
    56,850   Apple Computer, Inc.*                                 4,086,947
    80,325   Hewlett-Packard Company                               2,299,705
                                                             ---------------
                                                                   6,386,652
                                                             ---------------
COMPUTER STORAGE & PERIPHERALS--1.3%
   217,525   EMC Corporation*                                      2,962,691
                                                             ---------------
CONSUMER ELECTRONICS--0.5%
    11,525   Harman International Industries, Inc.                 1,127,721
                                                             ---------------
CONSUMER FINANCE--1.3%
    53,175   SLM Corporation                                       2,929,411
                                                             ---------------

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
    38,075   Automatic Data Processing, Inc.                 $     1,747,262
                                                             ---------------
DEPARTMENT STORES--1.7%
    21,075   J.C. Penney Company, Inc.                             1,171,770
    39,125   Kohl's Corporation*                                   1,901,475
    20,325   Nordstrom, Inc.                                         760,155
                                                             ---------------
                                                                   3,833,400
                                                             ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
    42,975   Emerson Electric Company                              3,210,233
                                                             ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.6%
    36,925   Agilent Technologies, Inc.*                           1,229,233
                                                             ---------------
EXCHANGE TRADED FUNDS--4.4%
    68,700   iShares Russell 1000 Growth Index Fund                3,507,135
    73,075   Nasdaq 100 Index Tracking Stock                       2,953,692
    26,625   SPDR Trust Series 1                                   3,312,948
                                                             ---------------
                                                                   9,773,775
                                                             ---------------
GENERAL MERCHANDISE STORES--1.6%
    96,375   Family Dollar Stores, Inc.                            2,389,136
    20,850   Target Corporation                                    1,146,125
                                                             ---------------
                                                                   3,535,261
                                                             ---------------
HEALTHCARE EQUIPMENT--0.8%
    30,625   Medtronic, Inc.                                       1,763,081
                                                             ---------------
HEALTHCARE SERVICES--0.6%
    24,950   Omnicare, Inc.                                        1,427,639
                                                             ---------------
HEALTHCARE SUPPLIES--0.5%
    20,925   DENTSPLY International, Inc.                          1,123,463
                                                             ---------------
HOME ENTERTAINMENT SOFTWARE--0.8%
    35,600   Electronic Arts, Inc.*                                1,862,236
                                                             ---------------
HOME IMPROVEMENT RETAIL--1.5%
    79,675   Home Depot, Inc.                                      3,225,244
                                                             ---------------
HOTELS, RESORTS & CRUISE LINES--0.8%
    31,925   Carnival Corporation                                  1,707,030
                                                             ---------------
HOUSEHOLD PRODUCTS--5.5%
    48,250   Clorox Company                                        2,744,943
   100,850   Colgate-Palmolive Company                             5,531,623
    67,171   Procter & Gamble Company                              3,887,857
                                                             ---------------
                                                                  12,164,423
                                                             ---------------
HYPERMARKETS & SUPER CENTERS--0.5%
    23,925   Wal-Mart Stores, Inc.                                 1,119,690
                                                             ---------------
INDUSTRIAL CONGLOMERATES--3.1%
   196,350   General Electric Company                              6,882,068
                                                             ---------------
INTEGRATED OIL & GAS--0.3%
    10,950   ConocoPhillips                                          637,071
                                                             ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
    20,175   Alltel Corporation                              $     1,273,043
    96,200   Sprint Nextel Corporation                             2,247,232
                                                             ---------------
                                                                   3,520,275
                                                             ---------------
INTERNET SOFTWARE & SERVICES--4.9%
    17,175   Google, Inc. Class A*                                 7,125,221
    96,950   Yahoo!, Inc.*                                         3,798,501
                                                             ---------------
                                                                  10,923,722
                                                             ---------------
INVESTMENT BANKING & BROKERAGE--2.8%
   202,350   Charles Schwab Corporation                            2,968,475
    16,675   Goldman Sachs Group, Inc.                             2,129,564
    18,075   Morgan Stanley                                        1,025,576
                                                             ---------------
                                                                   6,123,615
                                                             ---------------
IT CONSULTING & OTHER SERVICES--1.8%
   136,500   Accenture Limited Class A                             3,940,755
                                                             ---------------
LEISURE FACILITIES--1.8%
    87,709   Royal Caribbean Cruises Limited                       3,952,168
                                                             ---------------
MANAGED HEALTHCARE--0.6%
    14,500   Aetna, Inc.                                           1,367,495
                                                             ---------------
MOVIES & ENTERTAINMENT--4.9%
    41,600   DreamWorks Animation SKG, Inc.*                       1,021,696
    63,725   Pixar, Inc.*                                          3,359,582
   242,075   Time Warner, Inc.                                     4,221,788
    68,474   Viacom, Inc. Class B                                  2,232,278
                                                             ---------------
                                                                  10,835,344
                                                             ---------------
MULTI-LINE INSURANCE--0.4%
    14,625   American International Group, Inc.                      997,864
                                                             ---------------
OIL & GAS EQUIPMENT & SERVICES--1.0%
    22,575   Schlumberger Limited                                  2,193,161
                                                             ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
    59,250   JPMorgan Chase & Company                              2,351,633
                                                             ---------------
PACKAGED FOODS & MEATS--0.8%
    29,775   Hershey Foods Corporation                             1,645,069
                                                             ---------------
PERSONAL PRODUCTS--0.6%
    36,125   Estee Lauder Companies, Inc. Class A                  1,209,465
                                                             ---------------
PHARMACEUTICALS--6.2%
    30,075   Covance, Inc.*                                        1,460,141
    15,750   Eli Lilly and Company                                   891,293
    71,700   Johnson & Johnson                                     4,309,170
   109,500   MGI Pharma, Inc.*                                     1,879,020
    44,192   Pfizer, Inc.                                          1,030,557
    88,475   Wyeth                                                 4,076,043
                                                             ---------------
                                                                  13,646,224
                                                             ---------------
PROPERTY & CASUALTY INSURANCE--1.0%
    41,875   Allstate Corporation                                  2,264,181
                                                             ---------------

SHARES                                                          MARKET VALUE
----------------------------------------------------------------------------
RAILROADS--1.7%
    47,250   Union Pacific Corporation                       $     3,804,098
                                                             ---------------
SEMICONDUCTOR EQUIPMENT--0.4%
    15,525   KLA-Tencor Corporation                                  765,848
                                                             ---------------
SEMICONDUCTORS--4.4%
   109,278   Intel Corporation                                     2,727,579
   120,000   Linear Technology Corporation                         4,328,400
    74,525   Maxim Integrated Products, Inc.                       2,700,786
                                                             ---------------
                                                                   9,756,765
                                                             ---------------
SOFT DRINKS--1.1%
    41,625   PepsiCo, Inc.                                         2,459,205
                                                             ---------------
SPECIALTY CHEMICALS--1.0%
    34,000   Sigma-Aldrich Corporation                             2,151,860
                                                             ---------------
SPECIALTY STORES--1.2%
    20,450   Office Depot, Inc.*                                     642,130
    51,600   Tiffany & Company                                     1,975,764
                                                             ---------------
                                                                   2,617,894
                                                             ---------------
STEEL--0.6%
    19,850   Nucor Corporation                                     1,324,392
                                                             ---------------
SYSTEMS SOFTWARE--7.6%
   105,775   Adobe Systems, Inc.                                   3,909,444
   407,541   Microsoft Corporation                                10,657,197
    66,000   Oracle Corporation*                                     805,860
    75,300   Symantec Corporation*                                 1,317,750
                                                             ---------------
                                                                  16,690,251
                                                             ---------------
THRIFTS & MORTGAGE FINANCE--0.9%
    47,600   The PMI Group, Inc.                                   1,954,932
                                                             ---------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    32,975   W.W. Grainger, Inc.                                   2,344,523
                                                             ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$197,522,009)                                             210,966,802
                                                             ---------------
COMMON STOCKS (FOREIGN)--2.5%
APPLICATION SOFTWARE--0.5%
    24,350   SAP AG Sponsored ADR (GE)                             1,097,455
                                                             ---------------
SEMICONDUCTOR EQUIPMENT--1.2%
   135,400   ASM Lithography Holding NV NY Shares (NE)*            2,718,832
                                                             ---------------
SEMICONDUCTORS--0.8%
   101,900   ATI Technologies, Inc. (CA)*                          1,731,280
                                                             ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$4,805,981)                                                 5,547,567
                                                             ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                              AMORTIZED COST
----------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--3.0%
SPECIAL PURPOSE ENTITY--3.0%
$6,600,000    CAFCO LLC
              4.12% 1/3/06~                                  $     6,598,489
                                                             ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$6,598,489)                                       6,598,489
                                                             ---------------
TOTAL INVESTMENTS--101.2%
(TOTAL COST--$208,926,479)                                       223,112,858
                                                             ---------------
OTHER ASSETS AND LIABILITIES--(1.2%)                              (2,548,214)
                                                             ---------------
NET ASSETS--100.0%                                           $   220,564,644
                                                             ===============

NOTES TO STATEMENT OF INVESTMENTS
*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $6,598,489, OR 3.0%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
    ADR - AMERICAN DEPOSITARY RECEIPT
    SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
    CA - CANADA
    GE - GERMANY
    NE - NETHERLANDS

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                           $   208,926,479
                                                                         ---------------
Investment securities, at market                                             223,112,858
Cash                                                                             239,080
Receivables:
   Investment securities sold                                                 21,332,043
   Capital shares sold                                                            11,201
   Dividends and interest                                                        235,503
   Other assets                                                                   15,478
                                                                         ---------------
Total Assets                                                                 244,946,163
                                                                         ---------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                            23,931,852
   Capital shares redeemed                                                       178,756
   Advisory fees                                                                 123,958
   Shareholder servicing fees                                                     21,272
   Directors' deferred compensation                                               15,478
   Accounting fees                                                                11,442
   Distribution fees                                                              20,331
   Transfer agency fees                                                            8,255
   Custodian fees                                                                    358
   Other                                                                          69,817
                                                                         ---------------
Total Liabilities                                                             24,381,519
                                                                         ---------------
Net Assets                                                               $   220,564,644
                                                                         ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                  $   288,692,356
Undistributed net investment income                                              159,962
Accumulated net realized loss from security transactions                     (82,474,053)
Net unrealized appreciation on investments                                    14,186,379
                                                                         ---------------
Total                                                                    $   220,564,644
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $     1,265,880
Shares Outstanding                                                               249,868
Net Asset Value, Redemption Price Per Share                              $          5.07
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $          5.38

CLASS B
Net Assets                                                               $     1,452,806
Shares Outstanding                                                               295,826
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $          4.91

CLASS C
Net Assets                                                               $     2,011,596
Shares Outstanding                                                               417,568
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $          4.82

CLASS F
Net Assets                                                               $   215,556,228
Shares Outstanding                                                            41,624,774
Net Asset Value, Offering and Redemption Price Per Share                 $          5.18

CLASS R
Net Assets                                                               $       270,102
Shares Outstanding                                                                52,682
Net Asset Value, Offering and Redemption Price Per Share                 $          5.13

CLASS T
Net Assets                                                               $         8,032
Shares Outstanding                                                                 1,657
Net Asset Value, Redemption Price Per Share                              $          4.85
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)          $          5.08

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                $     2,356,966
Interest                                                                         376,652
Foreign taxes withheld                                                              (680)
                                                                         ---------------
Total Investment Income                                                        2,732,938
                                                                         ---------------

EXPENSES
Advisory fees--Note 2                                                          1,448,888
Shareholder servicing fees--Note 2                                               254,387
Accounting fees--Note 2                                                          133,743
Distribution fees--Note 2                                                        197,310
Transfer agency fees--Note 2                                                     132,523
Registration fees                                                                 58,460
Postage and mailing expenses                                                      34,390
Custodian fees and expenses--Note 2                                               11,981
Printing expenses                                                                 76,010
Legal and audit fees                                                              80,349
Directors' fees and expenses--Note 2                                              47,535
Other expenses                                                                    82,969
                                                                         ---------------
   Total Expenses                                                              2,558,545
   Earnings Credits                                                              (11,692)
   Reimbursed/Waived Expenses                                                     (7,536)
   Expense Offset to Broker Commissions                                          (11,459)
                                                                         ---------------
   Net Expenses                                                                2,527,858
                                                                         ---------------
Net Investment Income                                                            205,080
                                                                         ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                                    22,014,185
Net Change in Unrealized Appreciation/Depreciation of Investments            (12,580,203)
                                                                         ---------------
Net Realized and Unrealized Gain                                               9,433,982
                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                     $     9,639,062
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED        YEAR ENDED
                                                                           DECEMBER 31,      DECEMBER 31,
                                                                               2005             2004
OPERATIONS
Net Investment Income                                                    $       205,080   $     1,263,861
Net Realized Gain on Security Transactions                                    22,014,185        20,710,093
Net Change in Unrealized Appreciation/Depreciation of Investments            (12,580,203)       (2,549,571)
                                                                         ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                           9,639,062        19,424,383
                                                                         ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                                        (1,749)           (3,007)
   Class C                                                                        (4,846)                0
   Class F                                                                      (428,422)         (945,884)
   Class R                                                                          (786)           (1,108)
                                                                         ---------------   ---------------
Net Decrease from Dividends and Distributions                                   (435,803)         (949,999)
                                                                         ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                        28,615           174,433
   Class B                                                                      (702,149)          237,470
   Class C                                                                     1,342,518           173,366
   Class F                                                                   (26,845,562)      (18,116,372)
   Class R                                                                        11,896            29,755
   Class T                                                                       (23,106)                0
   Class T Payment by Service Provider                                                 0               698
                                                                         ---------------   ---------------
Net Decrease from Capital Share Transactions                                 (26,187,788)      (17,500,650)
                                                                         ---------------   ---------------
Net Increase (Decrease) in Net Assets                                        (16,984,529)          973,734
                                                                         ---------------   ---------------

NET ASSETS
Beginning of Year                                                        $   237,549,173   $   236,575,439
                                                                         ---------------   ---------------
End of Year                                                              $   220,564,644   $   237,549,173
                                                                         ===============   ===============
Undistributed Net Investment Income                                      $       159,962   $       393,754

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                               DECEMBER 31,
                                                   2005             2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.86       $     4.49      $     3.44     $     4.66     $     5.73
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.00)(a)         0.02            0.03          (0.02)         (0.07)
Net realized and unrealized gains (losses)
 on securities                                        0.22             0.36            1.02          (1.20)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.22             0.38            1.05          (1.22)         (1.07)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.01)           0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.01)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.07       $     4.86      $     4.49     $     3.44     $     4.66
                                                =========================================================================

TOTAL RETURN(c)                                       4.46%            8.54%          30.52%        (26.18%)       (18.65%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                  $    1,266       $    1,180      $      935     $      378     $      442
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(d)             1.35%            1.26%           1.49%          1.87%          2.98%
Expenses with reimbursements,
 earnings credits and brokerage offsets               1.33%            1.25%           1.48%          1.87%          2.98%
Net investment income (loss)                         (0.09%)           0.38%          (0.25%)        (0.67%)        (1.82%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2005 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.74       $     4.40      $     3.40     $     4.61     $     5.65
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                  (0.04)(b)        (0.00)(a)       (0.01)         (0.05)         (0.04)
Net realized and unrealized gains (losses)
 on securities                                        0.21             0.34            1.01          (1.16)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.17             0.34            1.00          (1.21)         (1.04)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                            0.00             0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(c)
                                                -------------------------------------------------------------------------
Total distributions                                   0.00             0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     4.91       $     4.74      $     4.40     $     3.40     $     4.61
                                                =========================================================================

TOTAL RETURN(d)                                       3.59%            7.73%          29.41%        (26.25%)       (18.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    1,453       $    2,110      $    1,709     $    1,013     $    1,599
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(e)             2.19%            2.01%           2.30%          2.14%          2.20%
Expenses with reimbursements,
 earnings credits and brokerage offsets               2.18%            2.00%           2.30%          2.14%          2.19%
Net investment loss                                  (0.97%)          (0.34%)         (1.08%)        (0.95%)        (1.03%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.66       $     4.32      $     3.34     $     4.55     $     5.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (0.03)(a)         0.04            0.04          (0.07)         (0.13)
Net realized and unrealized gains (losses)
 on securities                                        0.20             0.30            0.94          (1.14)         (0.98)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.17             0.34            0.98          (1.21)         (1.11)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)            0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)            0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     4.82       $     4.66      $     4.32     $     3.34     $     4.55
                                                =========================================================================

TOTAL RETURN(c)                                       3.68%            7.87%          29.34%        (26.59%)       (19.58%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $    2,012       $      571      $      357     $      186     $      270
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(d)             1.98%            1.99%          2.29%          2.77%          3.17%
Expenses with reimbursements,
 earnings credits and  brokerage offsets              1.96%            1.99%          2.28%          2.76%          3.16%
Net investment loss                                  (0.72%)          (0.24%)        (1.04%)        (1.55%)        (2.01%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                             126%             115%           123%           152%           144%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.98% (2005), 1.99% (2004), 2.29% (2003), 3.02% (2002), AND
    3.56% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD. SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.96       $     4.57      $     3.50     $     4.69     $     5.69
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                 0.00(a)          0.02            0.00(a)        0.00(a)        0.00(a)
Net realized and unrealized gains (losses)
 on securities                                        0.23             0.39            1.07          (1.19)         (1.00)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.23             0.41            1.07          (1.19)         (1.00)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.02)           0.00(b)        0.00(b)        0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.02)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.18       $     4.96      $     4.57     $     3.50     $     4.69
                                                =========================================================================

TOTAL RETURN                                          4.64%            8.97%          30.67%        (25.33%)       (17.55%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $  215,556       $  233,410      $  233,333     $  191,701     $  288,752
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(c)             1.13%            1.06%           1.13%          1.08%          1.14%
Expenses with reimbursements,
 earnings credits and brokerage offsets               1.12%            1.06%           1.13%          1.08%          1.14%
Net investment income                                 0.11%            0.56%           0.06%          0.11%          0.02%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                             126%             115%            123%           152%           144%

(a) NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2005, 2003, 2002, AND 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) DISTRIBUTIONS FROM NET INVESTMENT INCOME FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 AND DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                    2005            2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.91       $     4.53      $     3.47     $     4.74     $     5.74
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          0.01             0.03            0.06          (0.08)         (0.01)
Net realized and unrealized gains (losses)
 on securities                                        0.22             0.37            1.00          (1.19)         (0.99)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.23             0.40            1.06          (1.27)         (1.00)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                           (0.01)           (0.02)           0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(a)
                                                -------------------------------------------------------------------------
Total distributions                                  (0.01)           (0.02)           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $     5.13       $     4.91      $     4.53     $     3.47     $     4.74
                                                =========================================================================

TOTAL RETURN                                          4.78%            8.88%          30.55%        (26.79%)       (17.39%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $      270       $      247      $      211     $       57     $       51
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,  but no
 earnings credits or brokerage offsets(b)             1.10%            1.00%           1.35%          2.95%          2.73%
Expenses with reimbursements, earnings
 credits and brokerage offsets                        1.09%            1.00%           1.35%          2.95%          2.72%
Net investment income (loss)                          0.15%            0.54%          (0.12%)        (1.78%)        (1.68%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                             126%             115%            123%           152%           144%

(a) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.10% (2005), 1.00% (2004), 1.35% (2003), 4.68% (2002), AND
    82.23% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                   2005             2004            2003           2002           2001
                                                -------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year              $     4.72       $     4.38      $     3.39     $     4.60     $     5.68
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                  (0.05)(a)        (0.01)          (0.23)         (0.30)         (0.09)
Net realized and unrealized gains (losses)
 on securities                                        0.18             0.25            1.22          (0.91)         (0.99)
                                                -------------------------------------------------------------------------
Total from investment operations                      0.13             0.24            0.99          (1.21)         (1.08)
-------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                            0.00             0.00            0.00           0.00           0.00
From net realized gains                               0.00             0.00            0.00           0.00           0.00(b)
                                                -------------------------------------------------------------------------
Total distributions                                   0.00             0.00            0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------------

Other:
Payment by Service Provider                           0.00             0.10(c)         0.00           0.00           0.00
Net Asset Value, end of year                    $     4.85       $     4.72      $     4.38     $     3.39     $     4.60
                                                =========================================================================

TOTAL RETURN(d)                                       2.75%            7.76%          29.20%        (26.30%)       (18.99%)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000s)                  $        8       $       32      $       30     $       33     $      127
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage offsets(e)             2.16%            1.90%           2.27%          2.47%          3.14%
Expenses with reimbursements, earnings
 credits and brokerage offsets                        2.15%            1.90%           2.26%          2.46%          3.13%
Net investment loss                                  (0.98%)          (0.29%)         (1.11%)        (1.29%)        (1.96%)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(f)                             126%             115%            123%           152%           144%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) DISTRIBUTIONS FROM NET REALIZED GAINS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) A SERVICE PROVIDER REIMBURSED THE FUND'S CLASS T SHARES FOR LOSSES RESULTING FROM CERTAIN SHAREHOLDER ADJUSTMENTS WHICH OTHERWISE WOULD HAVE REDUCED TOTAL RETURN BY 2.28%.
(d) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(e) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.59% (2005), 1.90% (2004), 2.27% (2003), 3.71% (2002), AND
    6.32% (2001).
(f) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Equity Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets and 0.50% of net assets in excess of $750 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $242,834 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $105,473 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                   TRANSFER
                                                  AGENCY FEES
     ---------------------------------------------------------
     Class A                                      $      2,522
     Class B                                      $      5,100
     Class C                                      $      1,322
     Class R                                      $        518
     Class T                                      $        128

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class T share class of the Fund for certain transfer agency expenses pursuant to a written contractual commitment. This commitment will extend through at least August 31, 2006, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2005, Class T was reimbursed $44, which reduced the amount paid to DTI to $84.

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $5,449 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $17,460 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $172,072 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                     DISTRIBUTION     SHAREHOLDER
                                         FEES       SERVICING FEES
     -------------------------------------------------------------
     Class A                                  N/A   $        3,123
     Class B                         $     12,764   $        4,255
     Class C                         $     12,449   $        4,150
     Class T                         $         25   $           25

During the year ended December 31, 2005, DSC retained $1,232 and $35 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $6,210 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                 AMOUNT OF WAIVER
     ---------------------------------------------------------------
     9/1/04 to 8/31/05                              $        200,000
     9/1/05 to 8/31/06                              $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $7,492, which reduced the amount paid to Mellon Bank to $4,489.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET         PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES     CAPITAL
     ---------------------------------------------------------
          $ (3,069)                $ 3,069              $   0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                        2005            2004
                                    -----------------------------
     DISTRIBUTIONS PAID FROM:
      Ordinary Income               $     435,803   $     949,999
      Long-Term Capital Gain        $           0   $           0
                                    -----------------------------
                                    $     435,803   $     949,999
                                    =============================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $20,044,046. Accumulated capital losses as of December 31, 2005 were:

     EXPIRATION                                         AMOUNT
     --------------------------------------------------------------
        2009                                        $    29,494,922
        2010                                        $    50,083,635
                                                    ---------------
                                                    $    79,578,557
                                                    ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral                     $     (555,661)
     Undistributed Ordinary Income                          $      209,198
     Other Book/Tax Differences                             $      (49,237)
     Federal Tax Cost                                       $  211,266,313
     Gross Tax Appreciation of Investments                  $   16,901,507
     Gross Tax Depreciation of Investments                  $   (5,054,962)
     Net Tax Appreciation                                   $   11,846,545

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         YEAR ENDED                         YEAR ENDED
                                                      DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                  SHARES           AMOUNT            SHARES          AMOUNT
CLASS A
Sold                                                133,918   $        645,347        167,335   $        765,894
Dividends or Distributions Reinvested                   258   $          1,321            404   $          1,961
Redeemed                                           (127,183)  $       (618,053)      (133,430)  $       (593,422)
                                               -----------------------------------------------------------------
Net Increase                                          6,993   $         28,615         34,309   $        174,433
                                               =================================================================

CLASS B
Sold                                                 13,761   $         63,612        215,457   $        939,503
Redeemed                                           (162,888)  $       (765,761)      (159,027)  $       (702,033)
                                               -----------------------------------------------------------------
Net Increase (Decrease)                            (149,127)  $       (702,149)        56,430   $        237,470
                                               =================================================================

CLASS C
Sold                                                331,465   $      1,510,039         63,935   $        278,992
Dividends or Distributions Reinvested                   275   $          1,336              0   $              0
Redeemed                                            (36,722)  $       (168,857)       (24,034)  $       (105,626)
                                               -----------------------------------------------------------------
Net Increase                                        295,018   $      1,342,518         39,901   $        173,366
                                               =================================================================

                                                         YEAR ENDED                         YEAR ENDED
                                                      DECEMBER 31, 2005                  DECEMBER 31, 2004
                                                  SHARES           AMOUNT            SHARES          AMOUNT
CLASS F
Sold                                                587,677   $      2,884,040      1,109,016   $      5,075,748
Dividends or Distributions Reinvested                71,482   $        373,127        165,648   $        819,960
Redeemed                                         (6,113,337)  $    (30,102,729)    (5,197,897)  $    (24,012,080)
                                               -----------------------------------------------------------------
Net Decrease                                     (5,454,178)  $    (26,845,562)    (3,923,233)  $    (18,116,372)
                                               =================================================================

CLASS R
Sold                                                  4,796   $         23,193         36,325   $        170,596
Dividends or Distributions Reinvested                   150   $            778            223   $          1,096
Redeemed                                             (2,559)  $        (12,075)       (32,838)  $       (141,937)
                                               -----------------------------------------------------------------
Net Increase                                          2,387   $         11,896          3,710   $         29,755
                                               =================================================================

CLASS T
Sold                                                  1,538   $          7,232             14   $             65
Redeemed                                             (6,655)  $        (30,338)           (14)  $            (65)
                                               -----------------------------------------------------------------
Net Increase (Decrease)                              (5,117)  $        (23,106)             0   $              0
                                               =================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $268,939,916 and $293,530,183, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Equity Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 100% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Equity Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking fourth out of 15 Lipper-selected "peer funds," and in the second quintile of its Lipper large-cap growth fund performance universe, ranking 184th of 640 funds. The Fund's performance within its Lipper-selected group and universe for the three-year period ended December 31, 2004 had placed it in the first quintile, with the Fund having placed in the second quintile of its Lipper-selected group and in the first quintile of its Lipper-selected universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Equity Growth Fund's management fees ranked in the first (best) quintile of its Lipper competitive expense group, with the Fund's fees the second lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 13 of the 15 funds in its group. The Fund's management fees were in the second best quintile of its Lipper expense universe, placing 49th lowest of 171 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that

Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
EQUITY GROWTH FUND                      DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0275AR1205

        Dreyfus Founders
        Growth Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

        -----------------------------------------------------------
        Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                           DISTRIBUTOR
Founders Asset Management LLC                Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)               200 Park Avenue
210 University Boulevard, Suite 800          New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

ECONOMIC COUNTERBALANCE

2005 was a year of robust economic and corporate profit growth. Employment levels improved, the housing market remained resilient, and consumer spending continued to advance at a steady pace. However, the year also saw the Federal Reserve raising the federal funds rate to end the period at 4.25%, and skyrocketing energy prices reaching record highs.

    The stock market oscillated slightly for most of the period. Fortunately, a fourth quarter rally enabled the market to finish the calendar year in positive territory.

STOCK SELECTION DROVE PERFORMANCE

The period saw no investment strategy shifts in the Fund, as we continued to search for growth-stock opportunities using a fundamental-based, bottom-up approach. We continued to explore investment theses and meet with company management teams in an attempt to assemble the greatest growth potential for Fund shareholders. This approach led to positive stock picking overall for the period, although relative weightings partially offset this gain. For the 12-month period ended December 31, 2005, the Dreyfus Founders Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 5.26%.

[SIDENOTE]

"OUR INVESTMENT APPROACH LED TO POSITIVE STOCK PICKING OVERALL FOR THE PERIOD, ALTHOUGH RELATIVE WEIGHTINGS PARTIALLY OFFSET THIS GAIN."

IT, INDUSTRIALS AND CONSUMER STAPLES BOOSTED FUND PERFORMANCE

The Fund's relative performance was driven by strong selection of investments in the information technology (IT) sector, the transportation industry within the industrials sector, and the consumer staples sector.

    The information technology sector offered numerous growth opportunities. Driven by the popularity of the company's line of iPod digital music players and the increased popularity of its Macintosh computers, APPLE COMPUTER, INC. had a triple-digit stock price increase for the period. Broadcom Corporation saw excellent demand for its semiconductors used in wireless networking, communications and industrial applications. AUTODESK, INC., driven by demand and market share for its CAD/CAM software products, combined with improving operating margins, experienced better-than-expected revenue and earnings growth rates. SanDisk, inc. and ADOBE SYSTEMS, INC. were other notable strong performers in the information technology sector.

    Railroad and airline companies within the industrials sector's transportation industry began to see pricing power, partially driven by the ability to pass along higher fuel costs, but primarily as a result of controlled capacity growth. UNION PACIFIC CORPORATION had a double-digit stock price increase during the period. AMR CORPORATION, parent company of American Airlines, experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and the company management's ability to reign in costs. US AIRWAYS GROUP, INC. saw improved pricing due to industry consolidation and its merger with America West Airlines, allowing for the elimination of duplicate costs.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Consumer Staples

   Consumer staples holding Gillette Company was acquired during the period by PROCTER & GAMBLE COMPANY for a significant premium, which aided the Fund's return. Healthcare issue GENENTECH, INC. had solid revenue and earnings growth driven by the sales of its cancer treatment, Avastin(R).

UNDERWEIGHT POSITIONS DRAINED RELATIVE PERFORMANCE

Relative underweight positions and poor stock picking in both the healthcare and energy sectors produced the largest drain on the Fund's relative performance. One stock that underperformed for the Fund during the period was healthcare issue MGI PHARMA, INC. Uneven sales trends for the company's chemotherapy drug, Aloxi(R), paired with a FDA approval delay for one of the company's new drugs drove the stock price lower.

    In the telecommunications services sector, weak individual performers such as Avaya, Inc. hampered the Fund. A difficult integration of a German acquisition combined with volatile growth trends led to Avaya's sub-par performance. The Fund exited its position in this company during the period.

LARGEST EQUITY HOLDINGS (ticker symbol)

  1.  MICROSOFT CORPORATION (MSFT)                                 5.24%
  2.  GENERAL ELECTRIC COMPANY (GE)                                3.32%
  3.  GOOGLE, INC. CLASS A (GOOG)                                  3.24%
  4.  COLGATE-PALMOLIVE COMPANY (CL)                               2.52%
  5.  ACCENTURE LIMITED CLASS A (ACN)                              2.15%
  6.  LINEAR TECHNOLOGY CORPORATION (LLTC)                         2.05%
  7.  JOHNSON & JOHNSON (JNJ)                                      2.04%
  8.  APPLE COMPUTER, INC. (AAPL)                                  1.91%
  9.  COMCAST CORPORATION SPECIAL CLASS A (CMCSK)                  1.90%
 10.  PROCTER & GAMBLE COMPANY (PG)                                1.87%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future annual reports, the Fund's performance will no longer be compared to the S&P 500 Index, as the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                        1         5        10        SINCE
CLASS (INCEPTION DATE)                 YEAR     YEARS     YEARS    INCEPTION
----------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)             (1.98%)   (5.95%)      --        (9.90%)
Without sales charge                   3.98%    (4.82%)      --        (9.00%)

B SHARES (12/31/99)
With redemption*                      (0.84%)   (5.92%)      --        (9.80%)
Without redemption                     3.16%    (5.54%)      --        (9.67%)

C SHARES (12/31/99)
With redemption**                      2.16%    (5.57%)      --        (9.69%)
Without redemption                     3.16%    (5.57%)      --        (9.69%)

F SHARES (1/5/62)                      4.08%    (4.73%)    3.90%      N/A

R SHARES (12/31/99)                    4.54%    (4.50%)      --        (8.70%)

T SHARES (12/31/99)
With sales charge (4.50%)             (1.50%)   (6.47%)      --       (10.34%)
Without sales charge                   3.15%    (5.61%)      --        (9.64%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

SELECT IT AND CONSUMER STOCKS CREATED A NEGATIVE IMPACT

Some of the Fund's best-performing stocks and some of its worst performers were found in the information technology sector. Select IT names that were a drag on the Fund's relative return included MAXIM INTEGRATED PRODUCTS, INC. and SYMANTEC CORPORATION. The favorable demand and growth trends for Maxim's analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins. Symantec declined as a result of the acquisition of VERITAS Software Corporation, which was seen as dilutive to the company's revenue and earnings growth rates. This, combined with the fear that consumer demand for anti-virus software was waning, caused a drop in the company's stock price. Xilinx, Inc., a manufacturer of digital programmable logic devices (PLD), and International Business Machines Corporation also declined during the period.

    Select consumer discretionary stocks did not fare well either. COMCAST CORPORATION experienced a slow ramp-up into its cable telephony offering. This, paired with sluggish trends in video services, resulted in the cable

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Information Technology              31.41%
Consumer Discretionary              19.81%
Healthcare                          12.65%
Industrials                         10.07%
Financials                           9.82%
Consumer Staples                     9.00%
Telecommunications Services          1.68%
Materials                            1.65%
Energy                               1.32%
Other                                2.59%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Healthcare
Energy
Telecommunications Services
company's stock losing substantial ground during the period. WAL-MART STORES, INC. experienced sluggish sales trends as rising energy prices crimped the spending power of bargain-conscious consumers, its target market. DREAMWORKS ANIMATION SKG, INC. had a revenue shortfall from DVD sales of its follow-up blockbuster movie, SHREK 2. In addition, higher spending levels resulted in materially lower earnings-per-share results than were originally expected by Wall Street analysts. The Fund, however, retained a position in all three stocks at the end of the period as we believed the companies' respective growth opportunities remained viable.

IN CONCLUSION

As we move into 2006, we will continue to monitor the Federal Reserve's actions in seeking to contain inflation and how these may affect corporate profit growth. In addition, we will continue to employ a bottom-up research approach to selecting growth stocks that we believe have the potential to post superior revenue and earnings growth.


/s/ John B. Jares

John B. Jares, CFA
Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                    BEGINNING          ENDING          EXPENSES PAID
                                  ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD*
                                    (7/1/05)          (12/31/05)      (7/1/05-12/31/05)
---------------------------------------------------------------------------------------
CLASS A ACTUAL                     $ 1,000.00        $ 1,038.61            $  7.50
CLASS A HYPOTHETICAL                 1,000.00          1,017.75               7.45
CLASS B ACTUAL                       1,000.00          1,036.70              11.76
CLASS B HYPOTHETICAL                 1,000.00          1,013.52              11.69
CLASS C ACTUAL                       1,000.00          1,036.19              11.39
CLASS C HYPOTHETICAL                 1,000.00          1,013.87              11.33
CLASS F ACTUAL                       1,000.00          1,038.51               7.09
CLASS F HYPOTHETICAL                 1,000.00          1,018.16               7.04
CLASS R ACTUAL                       1,000.00          1,040.18               5.25
CLASS R HYPOTHETICAL                 1,000.00          1,020.00               5.21
CLASS T ACTUAL                       1,000.00          1,036.04              11.75
CLASS T HYPOTHETICAL                 1,000.00          1,013.52              11.69

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                   EXPENSE RATIO
----------------------------------------------------------------
CLASS A                                                1.46%
CLASS B                                                2.29%
CLASS C                                                2.22%
CLASS F                                                1.38%
CLASS R                                                1.02%
CLASS T                                                2.29%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--98.0%
AIRLINES--2.2%
   234,275   AMR Corporation*                                     $    5,207,906
    71,025   US Airways Group, Inc.*                                   2,637,869
                                                                  --------------
                                                                       7,845,775
                                                                  --------------
APPLICATION SOFTWARE--1.2%
   100,575   Autodesk, Inc.                                            4,319,696
                                                                  --------------
ASSET MANAGEMENT & CUSTODY BANKS--1.8%
    84,725   Northern Trust Corporation                                4,390,450
    34,050   State Street Corporation                                  1,887,732
                                                                  --------------
                                                                       6,278,182
                                                                  --------------
AUTOMOTIVE RETAIL--1.2%
    94,475   Advance Auto Parts, Inc.*                                 4,105,884
                                                                  --------------
BIOTECHNOLOGY--3.8%
    35,675   Amgen, Inc.*                                              2,813,331
    57,375   Genentech, Inc.*                                          5,307,188
    26,100   Genzyme Corporation*                                      1,847,358
   102,400   ImClone Systems, Inc.*                                    3,506,176
                                                                  --------------
                                                                      13,474,053
                                                                  --------------
BROADCASTING & CABLE TV--2.2%
   258,508   Comcast Corporation Special Class A*                      6,641,071
    35,700   XM Satellite Radio Holdings, Inc. Class A*                  973,896
                                                                  --------------
                                                                       7,614,967
                                                                  --------------
CASINOS & GAMING--1.0%
    29,375   Harrah's Entertainment, Inc.                              2,094,144
    41,550   International Game Technology                             1,278,909
                                                                  --------------
                                                                       3,373,053
                                                                  --------------
COMMUNICATIONS EQUIPMENT--1.0%
   150,475   Motorola, Inc.                                            3,399,230
                                                                  --------------
COMPUTER & ELECTRONICS RETAIL--1.0%
    81,337   Best Buy Company, Inc.                                    3,536,533
                                                                  --------------
COMPUTER HARDWARE--3.0%
    92,850   Apple Computer, Inc.*                                     6,674,987
   133,575   Hewlett-Packard Company                                   3,824,252
                                                                  --------------
                                                                      10,499,239
                                                                  --------------
COMPUTER STORAGE & PERIPHERALS--1.4%
   358,400   EMC Corporation*                                          4,881,408
                                                                  --------------
CONSUMER ELECTRONICS--0.5%
    19,300   Harman International Industries, Inc.                     1,888,505
                                                                  --------------
CONSUMER FINANCE--1.4%
    89,000   SLM Corporation                                           4,903,010
                                                                  --------------
DATA PROCESSING & OUTSOURCED SERVICES--0.8%
    62,525   Automatic Data Processing, Inc.                           2,869,272
                                                                  --------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
DEPARTMENT STORES--1.8%
    33,625   J.C. Penney Company, Inc.                            $    1,869,550
    65,450   Kohl's Corporation*                                       3,180,870
    33,925   Nordstrom, Inc.                                           1,268,795
                                                                  --------------
                                                                       6,319,215
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
    73,550   Emerson Electric Company                                  5,494,185
                                                                  --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.9%
    92,650   Agilent Technologies, Inc.*                               3,084,319
                                                                  --------------
EXCHANGE TRADED FUNDS--3.2%
   113,825   iShares Russell 1000 Growth Index Fund                    5,810,766
    60,850   Nasdaq 100 Index Tracking Stock                           2,459,557
    21,200   SPDR Trust Series 1                                       2,637,916
                                                                  --------------
                                                                      10,908,239
                                                                  --------------
GENERAL MERCHANDISE STORES--1.6%
   153,825   Family Dollar Stores, Inc.                                3,813,322
    33,250   Target Corporation                                        1,827,753
                                                                  --------------
                                                                       5,641,075
                                                                  --------------
HEALTHCARE EQUIPMENT--0.8%
    48,825   Medtronic, Inc.                                           2,810,855
                                                                  --------------
HEALTHCARE SERVICES--0.7%
    42,025   Omnicare, Inc.                                            2,404,671
                                                                  --------------
HEALTHCARE SUPPLIES--0.5%
    34,875   DENTSPLY International, Inc.                              1,872,439
                                                                  --------------
HOME ENTERTAINMENT SOFTWARE--0.9%
    56,825   Electronic Arts, Inc.*                                    2,972,516
                                                                  --------------
HOME IMPROVEMENT RETAIL--1.5%
   133,350   Home Depot, Inc.                                          5,398,008
                                                                  --------------
HOTELS, RESORTS & CRUISE LINES--0.8%
    50,975   Carnival Corporation                                      2,725,633
                                                                  --------------
HOUSEHOLD PRODUCTS--5.6%
    76,950   Clorox Company                                            4,377,686
   160,825   Colgate-Palmolive Company                                 8,821,251
   113,221   Procter & Gamble Company                                  6,553,231
                                                                  --------------
                                                                      19,752,168
                                                                  --------------
HYPERMARKETS & SUPER CENTERS--0.5%
    39,900   Wal-Mart Stores, Inc.                                     1,867,320
                                                                  --------------
INDUSTRIAL CONGLOMERATES--3.3%
   331,434   General Electric Company                                 11,616,762
                                                                  --------------
INTEGRATED OIL & GAS--0.3%
    19,200   ConocoPhillips                                            1,117,056
                                                                  --------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES--1.7%
    34,025   Alltel Corporation                                   $    2,146,978
   160,225   Sprint Nextel Corporation                                 3,742,856
                                                                  --------------
                                                                       5,889,834
                                                                  --------------
INTERNET SOFTWARE & SERVICES--5.0%
    27,325   Google, Inc. Class A*                                    11,336,050
   154,625   Yahoo!, Inc.*                                             6,058,208
                                                                  --------------
                                                                      17,394,258
                                                                  --------------
INVESTMENT BANKING & BROKERAGE--2.9%
   322,450   Charles Schwab Corporation                                4,730,342
    28,150   Goldman Sachs Group, Inc.                                 3,595,037
    30,675   Morgan Stanley                                            1,740,500
                                                                  --------------
                                                                      10,065,879
                                                                  --------------
IT CONSULTING & OTHER SERVICES--2.2%
   260,800   Accenture Limited Class A                                 7,529,296
                                                                  --------------
LEISURE FACILITIES--1.8%
   139,769   Royal Caribbean Cruises Limited                           6,297,991
                                                                  --------------
MANAGED HEALTHCARE--0.7%
    24,000   Aetna, Inc.                                               2,263,440
                                                                  --------------
MOVIES & ENTERTAINMENT--4.9%
    68,500   DreamWorks Animation SKG, Inc.*                           1,682,360
   101,650   Pixar, Inc.*                                              5,358,988
   356,475   Time Warner, Inc.                                         6,216,924
   116,270   Viacom, Inc. Class B                                      3,790,452
                                                                  --------------
                                                                      17,048,724
                                                                  --------------
MULTI-LINE INSURANCE--0.5%
    25,049   American International Group, Inc.                        1,709,093
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--1.0%
    36,000   Schlumberger Limited                                      3,497,400
                                                                  --------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
    98,525   JPMorgan Chase & Company                                  3,910,457
                                                                  --------------
PACKAGED FOODS & MEATS--0.8%
    47,450   Hershey Foods Corporation                                 2,621,613
                                                                  --------------
PERSONAL PRODUCTS--0.6%
    60,100   Estee Lauder Companies, Inc. Class A                      2,012,148
                                                                  --------------
PHARMACEUTICALS--6.1%
    48,000   Covance, Inc.*                                            2,330,400
    26,700   Eli Lilly and Company                                     1,510,953
   118,700   Johnson & Johnson                                         7,133,870
   174,475   MGI Pharma, Inc.*                                         2,993,991
    73,594   Pfizer, Inc.                                              1,716,212
   125,700   Wyeth                                                     5,790,999
                                                                  --------------
                                                                      21,476,425
                                                                  --------------
PROPERTY & CASUALTY INSURANCE--1.2%
    77,150   Allstate Corporation                                      4,171,501
                                                                  --------------

SHARES                                                              MARKET VALUE
--------------------------------------------------------------------------------
RAILROADS--1.8%
    78,575   Union Pacific Corporation                            $    6,326,073
                                                                  --------------
SEMICONDUCTORS--4.5%
   174,134   Intel Corporation                                         4,346,385
   198,800   Linear Technology Corporation                             7,170,716
   118,950   Maxim Integrated Products, Inc.                           4,310,748
                                                                  --------------
                                                                      15,827,849
                                                                  --------------
SOFT DRINKS--1.5%
    89,025   PepsiCo, Inc.                                             5,259,597
                                                                  --------------
SPECIALTY CHEMICALS--1.0%
    56,550   Sigma-Aldrich Corporation                                 3,579,050
                                                                  --------------
SPECIALTY STORES--1.5%
    67,950   Office Depot, Inc.*                                       2,133,630
    85,475   Tiffany & Company                                         3,272,838
                                                                  --------------
                                                                       5,406,468
                                                                  --------------
STEEL--0.6%
    32,725   Nucor Corporation                                         2,183,412
                                                                  --------------
SYSTEMS SOFTWARE--8.0%
   168,700   Adobe Systems, Inc.                                       6,235,152
   701,376   Microsoft Corporation                                    18,340,982
   108,200   Oracle Corporation*                                       1,321,122
   125,725   Symantec Corporation*                                     2,200,188
                                                                  --------------
                                                                      28,097,444
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--1.0%
    81,350   The PMI Group, Inc.                                       3,341,045
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS--1.1%
    55,675   W.W. Grainger, Inc.                                       3,958,493
                                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$320,921,735)                                                 342,840,758
                                                                  --------------
COMMON STOCKS (FOREIGN)--2.6%
APPLICATION SOFTWARE--0.5%
    38,825   SAP AG Sponsored ADR (GE)                                 1,749,843
                                                                  --------------
SEMICONDUCTOR EQUIPMENT--1.3%
   226,900   ASM Lithography Holding NV NY Shares (NE)*                4,556,152
                                                                  --------------

SEMICONDUCTORS--0.8%
   166,600   ATI Technologies, Inc. (CA)*                              2,830,534
                                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$7,899,934)                                                     9,136,529
                                                                  --------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--0.7%
SPECIAL PURPOSE ENTITY--0.7%
$   2,600,000   CAFCO LLC
                4.12% 1/3/06~                                     $    2,599,405
                                                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,599,405)                                           2,599,405
                                                                  --------------
TOTAL INVESTMENTS--101.3%
(TOTAL COST--$331,421,074)                                           354,576,692
                                                                  --------------
OTHER ASSETS AND LIABILITIES--(1.3%)                                  (4,468,736)
                                                                  --------------
NET ASSETS--100.0%                                                $  350,107,956
                                                                  ==============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,599,405, OR 0.7%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
    ADR  - AMERICAN DEPOSITARY RECEIPT
    SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT
    CA   - CANADA
    GE   - GERMANY
    NE   - NETHERLANDS

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                      $   331,421,074
                                                                    ---------------
Investment securities, at market                                        354,576,692
Cash                                                                        449,327
Receivables:
     Investment securities sold                                          34,841,034
     Capital shares sold                                                    225,775
     Dividends and interest                                                 375,793
     Other assets                                                            21,369
                                                                    ---------------
Total Assets                                                            390,489,990
                                                                    ---------------

LIABILITIES
Payables and other accrued liabilities:
     Investment securities purchased                                     38,777,279
     Capital shares redeemed                                              1,015,169
     Advisory fees                                                          234,401
     Shareholder servicing fees                                              32,239
     Accounting fees                                                         18,453
     Distribution fees                                                      101,952
     Transfer agency fees                                                    33,170
     Custodian fees                                                           2,076
     Directors' deferred compensation                                        21,369
     Other                                                                  145,926
                                                                    ---------------
Total Liabilities                                                        40,382,034
                                                                    ---------------
Net Assets                                                          $   350,107,956
                                                                    ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                             $  1,021,281,32
Accumulated net investment loss                                            (107,913)
Accumulated net realized loss from security transactions               (694,221,070)
Net unrealized appreciation on investments                               23,155,618
                                                                    ---------------
Total                                                               $   350,107,956
                                                                    ===============

   SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                          $     5,505,440
Shares Outstanding                                                          504,634
Net Asset Value, Redemption Price Per Share                         $         10.91
Maximum offering price per share
  (net asset value plus sales charge of 5.75% of
  offering price)                                                   $         11.58

CLASS B
Net Assets                                                          $     9,603,001
Shares Outstanding                                                          918,489
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                                 $         10.46

CLASS C
Net Assets                                                          $     1,361,755
Shares Outstanding                                                          130,325
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                                 $         10.45

CLASS F
Net Assets                                                          $   331,585,062
Shares Outstanding                                                       30,221,128
Net Asset Value, Offering and Redemption Price Per Share            $         10.97

CLASS R
Net Assets                                                          $     1,982,182
Shares Outstanding                                                          178,342
Net Asset Value, Offering and Redemption Price Per Share            $         11.11

CLASS T
Net Assets                                                          $        70,516
Shares Outstanding                                                            6,721
Net Asset Value, Redemption Price Per Share                         $         10.49
Maximum offering price per share
  (net asset value plus sales charge of 4.50% of
  offering price)                                                   $         10.98

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                           $     4,099,887
Interest                                                                    500,132
Foreign taxes withheld                                                       (1,220)
                                                                    ---------------
Total Investment Income                                                   4,598,799
                                                                    ---------------
EXPENSES
Advisory fees--Note 2                                                     2,929,053
Shareholder servicing fees--Note 2                                          401,247
Accounting fees--Note 2                                                     231,776
Distribution fees--Note 2                                                   987,452
Transfer agency fees--Note 2                                                317,636
Registration fees                                                            40,415
Postage and mailing expenses                                                 71,040
Custodian fees and expenses--Note 2                                          19,507
Printing expenses                                                           102,585
Legal and audit fees                                                        128,635
Directors' fees and expenses--Note 2                                         77,450
Other expenses                                                              110,244
                                                                    ---------------
  Total Expenses                                                          5,417,040
  Earnings Credits                                                          (19,507)
  Reimbursed/Waived Expenses                                                (12,315)
  Expense Offset to Broker Commissions                                      (13,288)
                                                                    ---------------
  Net Expenses                                                            5,371,930
                                                                    ---------------
Net Investment Loss                                                        (773,131)
                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS
Net Realized Gain on Security Transactions                               38,521,459
Net Change in Unrealized Appreciation/Depreciation
  of Investments                                                        (24,451,397)
                                                                    ---------------
Net Realized and Unrealized Gain                                         14,070,062
                                                                    ---------------
Net Increase in Net Assets Resulting from Operations                $    13,296,931
                                                                    ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     2005                2004
OPERATIONS
Net Investment Income (Loss)                                   $       (773,131)   $      1,291,564
Net Realized Gain on Security Transactions                           38,521,459          52,095,404
Net Change in Unrealized
  Appreciation/Depreciation of Investments                          (24,451,397)        (21,249,162)
                                                               ----------------    ----------------
Net Increase in Net Assets Resulting
  from Operations                                                    13,296,931          32,137,806
                                                               ----------------    ----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                               (19,905)                  0
  Class F                                                            (1,261,946)                  0
  Class R                                                               (13,251)                  0
                                                               ----------------    ----------------
Net Decrease from Dividends and Distributions                        (1,295,102)                  0
                                                               ----------------    ----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                            (1,032,110)           (520,803)
  Class B                                                            (3,049,516)         (2,029,596)
  Class C                                                              (552,479)            (15,393)
  Class F                                                           (86,019,465)       (108,174,647)
  Class R                                                            (9,087,141)            967,838
  Class T                                                               (31,280)           (130,287)
                                                               ----------------    ----------------
Net Decrease from Capital Share Transactions                        (99,771,991)       (109,902,888)
                                                               ----------------    ----------------
Net Decrease in Net Assets                                          (87,770,162)        (77,765,082)
                                                               ----------------    ----------------

NET ASSETS
Beginning of Year                                              $    437,878,118    $    515,643,200
                                                               ----------------    ----------------
End of Year                                                    $    350,107,956    $    437,878,118
                                                               ----------------    ----------------
Undistributed (Accumulated) Net
  Investment Income (Loss)                                     $       (107,913)   $      1,178,792
                                                               ================    ================

   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ---------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.53       $   9.79      $   7.46     $  10.53     $  14.02
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                            (0.03)(a)       0.02(a)      (0.06)       (0.06)       (0.05)
Net realized and unrealized gains
   (losses) on securities                                0.45           0.72          2.39        (3.01)       (3.44)
                                                     ---------------------------------------------------------------
Total from investment operations                         0.42           0.74          2.33        (3.07)       (3.49)
--------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                              (0.04)          0.00          0.00         0.00         0.00
From net realized gains                                  0.00           0.00          0.00         0.00         0.00
                                                     ---------------------------------------------------------------
Total distributions                                     (0.04)          0.00          0.00         0.00         0.00
--------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.91       $  10.53      $   9.79     $   7.46     $  10.53
                                                     ===============================================================
TOTAL RETURN(b)                                          3.98%          7.56%        31.23%      (29.15%)     (24.89%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  5,505       $  6,356      $  6,452     $  5,149     $  7,795
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
   but no earnings credits or brokerage offsets(c)       1.49%          1.42%         1.66%        1.48%        1.21%
Expenses with reimbursements, earnings credits
   and brokerage offsets                                 1.47%          1.41%         1.66%        1.48%        1.20%
Net investment income (loss)                            (0.28%)         0.22%        (0.59%)      (0.56%)      (0.47%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%          124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.14       $   9.50       $   7.30     $  10.38     $  13.91
                                                     ----------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.11)(a)      (0.06)(a)      (0.17)       (0.18)       (0.13)
Net realized and unrealized gains
   (losses) on securities                                0.43           0.70           2.37        (2.90)       (3.40)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.64           2.20        (3.08)       (3.53)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.46       $  10.14       $   9.50     $   7.30     $  10.38
                                                     ================================================================

TOTAL RETURN(b)                                          3.16%          6.74%         30.14%      (29.67%)     (25.38%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  9,603       $ 12,406       $ 13,664     $ 11,603     $ 19,829
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.31%          2.22%          2.48%        2.22%        1.93%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.30%          2.22%          2.48%        2.22%        1.92%
Net investment loss                                     (1.11%)        (0.58%)        (1.41%)      (1.30%)      (1.20%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.13       $   9.48       $   7.29     $  10.36     $  13.92
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.10)(a)      (0.05)(a)      (0.19)       (0.26)       (0.18)
Net realized and unrealized
   gains (losses) on securities                          0.42           0.70           2.38        (2.81)       (3.38)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.65           2.19        (3.07)       (3.56)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.45       $  10.13       $   9.48     $   7.29     $  10.36
                                                     ================================================================

TOTAL RETURN(b)                                          3.16%          6.86%         30.04%      (29.63%)     (25.58%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  1,362       $  1,881       $  1,774     $  1,528     $  2,979
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.24%          2.16%          2.49%        2.37%        2.11%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.22%          2.16%          2.49%        2.37%        2.10%
Net investment loss                                     (1.03%)        (0.49%)        (1.42%)      (1.46%)      (1.38%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $   10.58      $    9.83     $    7.48    $   10.53    $   14.03
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             (0.02)(a)       0.03(a)      (0.17)       (0.22)       (0.15)
Net realized and unrealized gains
   (losses) on securities                                 0.45           0.72          2.52        (2.83)       (3.35)
                                                     ----------------------------------------------------------------
Total from investment operations                          0.43           0.75          2.35        (3.05)       (3.50)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               (0.04)          0.00          0.00         0.00         0.00
From net realized gains                                   0.00           0.00          0.00         0.00         0.00
                                                     ----------------------------------------------------------------
Total distributions                                      (0.04)          0.00          0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $   10.97      $   10.58     $    9.83    $    7.48    $   10.53
                                                     ================================================================

TOTAL RETURN                                              4.08%          7.63%        31.42%      (28.96%)     (24.95%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $ 331,585      $ 406,550     $ 484,742    $ 443,307    $ 865,425
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(b)               1.38%          1.33%         1.47%        1.38%        1.31%
Expenses with reimbursements, earnings
   credits and brokerage offsets                          1.37%          1.33%         1.47%        1.37%        1.30%
Net investment income (loss)                             (0.18%)         0.30%        (0.41%)      (0.46%)      (0.58%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                 120%           107%          124%         139%         152%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     -------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.69       $   9.89    $   7.50     $  10.57     $  14.07
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                             0.02(a)        0.07        0.01         0.01        (0.02)
Net realized and unrealized gains
   (losses) on securities                                0.47           0.73        2.38        (3.08)       (3.48)
                                                     -------------------------------------------------------------
Total from investment operations                         0.49           0.80        2.39        (3.07)       (3.50)
------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                              (0.07)          0.00        0.00         0.00         0.00
From net realized gains                                  0.00           0.00        0.00         0.00         0.00
                                                     -------------------------------------------------------------
Total distributions                                     (0.07)          0.00        0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  11.11       $  10.69    $   9.89     $   7.50     $  10.57
                                                     =============================================================

TOTAL RETURN                                             4.54%          8.09%      31.87%      (29.04%)     (24.88%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $  1,982       $ 10,584    $  8,792     $  4,333     $  2,023
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(b)              1.05%          1.03%       1.13%        1.30%        1.46%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         1.04%          1.03%       1.13%        1.30%        1.46%
Net investment income (loss)                             0.15%          0.65%      (0.04%)      (0.34%)      (0.72%)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                120%           107%        124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                       2005           2004          2003         2002         2001
                                                     ----------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $  10.17       $   9.48       $   7.27     $  10.38     $  14.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.10)(a)      (0.02)(a)      (0.30)       (0.56)       (0.19)
Net realized and unrealized gains
   (losses) on securities                                0.42           0.71           2.51        (2.55)       (3.43)
                                                     ----------------------------------------------------------------
Total from investment operations                         0.32           0.69           2.21        (3.11)       (3.62)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                               0.00           0.00           0.00         0.00         0.00
From net realized gains                                  0.00           0.00           0.00         0.00         0.00
Total distributions                                      0.00           0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $  10.49       $  10.17       $   9.48     $   7.27     $  10.38
                                                     ================================================================

TOTAL RETURN(b)                                          3.15%          7.28%         30.40%      (29.96%)     (25.86%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $     71       $    100       $    220     $    208     $    621
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
   earnings credits or brokerage offsets(c)              2.21%          1.79%          2.22%        2.78%        2.56%
Expenses with reimbursements, earnings
   credits and brokerage offsets                         2.20%          1.79%          2.22%        2.78%        2.55%
Net investment loss                                     (1.01%)        (0.17%)        (1.15%)      (1.89%)      (1.83%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                120%           107%           124%         139%         152%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $356,535 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $140,595 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                           TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $    13,901
     Class B                                              $    33,685
     Class C                                              $     3,729
     Class R                                              $     5,712
     Class T                                              $       604

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $9,532 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $119,410 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $896,642 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                          DISTRIBUTION    SHAREHOLDER
                                              FEES       SERVICING FEES
     ------------------------------------------------------------------
     Class A                                       N/A   $       14,302
     Class B                              $     79,219   $       26,406
     Class C                              $     11,380   $        3,793
     Class T                              $        211   $          211

During the year ended December 31, 2005, DSC retained $1,062 and $9 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $34,881 and $151 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits in the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

        TIME PERIOD                                       AMOUNT OF WAIVER
     ---------------------------------------------------------------------
     9/1/04 to 8/31/05                                           $ 200,000
     9/1/05 to 8/31/06                                           $ 200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $12,315, which reduced the amount paid to Mellon Bank to $7,192.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET          PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES      CAPITAL
     -------------------------------------------------------------
         $ 781,528                $ 5,945              $ (787,473)

The tax character of distributions paid during 2005 and 2004 was as follows:

                                        2005             2004
                                   ---------------   -------------
     DISTRIBUTIONS PAID FROM:
      Ordinary Income              $     1,295,102   $           0
      Long-Term Capital Gain       $             0   $           0
                                   ---------------   -------------
                                   $     1,295,102   $           0
                                   ===============   =============

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $35,361,125. Accumulated capital losses as of December 31, 2005 were:

     EXPIRATION                        AMOUNT
     -------------------------------------------
        2009                       $ 481,174,758
        2010                       $ 209,975,954
                                   -------------
                                   $ 691,150,712
                                   =============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Post-October Capital Loss Deferral                  $   (974,792)
     Other Book/Tax Differences                          $   (107,912)
     Federal Tax Cost                                    $ 333,516,64
     Gross Tax Appreciation of Investments               $ 28,561,273
     Gross Tax Depreciation of Investments               $ (7,501,222)
     Net Tax Appreciation                                $ 21,060,051

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 2005                DECEMBER 31, 2004
                                                  SHARES           AMOUNT          SHARES           AMOUNT
CLASS A
Sold                                                 56,086   $        588,334       105,906   $      1,056,250
Dividends or Distributions Reinvested                 1,577   $         17,366             0   $              0
Redeemed                                           (156,471)  $     (1,637,810)     (161,536)  $     (1,577,053)
                                               ----------------------------------------------------------------
Net Decrease                                        (98,808)  $     (1,032,110)      (55,630)  $       (520,803)
                                               ================================================================
CLASS B
Sold                                                 13,206   $        130,840        30,813   $        293,687
Redeemed                                           (317,903)  $     (3,180,356)     (246,029)  $     (2,323,283)
                                               ----------------------------------------------------------------
Net Decrease                                       (304,697)  $     (3,049,516)     (215,216)  $     (2,029,596)
                                               ================================================================
CLASS C
Sold                                                  7,980   $         80,497        38,619   $        368,762
Redeemed                                            (63,320)  $       (632,976)      (40,060)  $       (384,155)
                                               ----------------------------------------------------------------
Net Decrease                                        (55,340)  $       (552,479)       (1,441)  $        (15,393)
                                               ================================================================

                                                         YEAR ENDED                       YEAR ENDED
                                                      DECEMBER 31, 2005                DECEMBER 31, 2004
                                                  SHARES           AMOUNT          SHARES           AMOUNT
CLASS F
Sold                                              1,864,857   $     19,477,463     2,973,891   $     29,284,630
Dividends or Distributions Reinvested               107,799   $      1,193,334             0   $              0
Redeemed                                         (10,161,82)  $   (106,690,262)  (13,900,368)  $   (137,459,277)
                                               ----------------------------------------------------------------
Net Decrease                                     (8,189,172)  $    (86,019,456)  (10,926,477)  $   (108,174,647)
                                               ================================================================
CLASS R
Sold                                                323,673   $      3,445,896       381,438   $      3,739,499
Dividends or Distributions Reinvested                 1,182   $         13,251             0   $              0
Redeemed                                         (1,136,441)  $    (12,546,288)     (280,086)  $     (2,771,661)
                                               ----------------------------------------------------------------
Net Increase (Decrease)                            (811,586)  $     (9,087,141)      101,352   $        967,838
                                               ================================================================
CLASS T
Sold                                                    189   $          1,893           136   $          1,307
Redeemed                                             (3,345)  $        (33,173)      (13,405)  $       (131,594)
                                               ----------------------------------------------------------------
Net Decrease                                         (3,156)  $        (31,280)      (13,269)  $       (130,287)
                                               ================================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $446,397,340 and $544,019,252, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 100% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the third quintile of its Lipper performance group, with the Fund ranking sixth out of 13 Lipper-selected "peer funds," and in the third quintile of its Lipper large-cap growth fund performance universe, ranking 274th of 640 funds. The directors noted that the Fund's longer-term performance rankings were significantly better, with the Fund ranking in the first performance quintile of its Lipper performance group and universe in calendar year 2003. The Fund's three-year performance results ended December 31, 2004 placed it in the first quintile of its respective Lipper performance group and in the second quintile of its Lipper performance universe. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Growth Fund's management fees ranked in the second best quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 10 of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 84th lowest of 171 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
GROWTH FUND                             DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0213AR1205

        Dreyfus Founders
        International Equity Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       17
Statement of Operations                                                   19
Statements of Changes in Net Assets                                       20
Financial Highlights                                                      21
Notes to Financial Statements                                             27
Report of Independent Registered Public Accounting Firm                   36
Other Tax Information                                                     37
Factors Considered in Renewing the Advisory Agreement                     38
Your Board Representatives                                                46

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INVESTMENT MANAGER                                   DISTRIBUTOR

Founders Asset Management LLC                        Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                       200 Park Avenue
210 University Boulevard, Suite 800                  New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT; DANIEL B. LEVAN, CFA, CENTER; AND JEFFREY R. SULLIVAN, CFA, RIGHT, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

STRONG INTERNATIONAL EQUITY MARKETS

Markets were strong around the world in 2005 as 20 of 22 countries and 9 of 10 sectors posted gains in the Morgan Stanley Capital International (MSCI) World ex U.S. Index. Japan was one of the best performing markets during the year with a 25.6% return as investors became increasingly convinced that the Japanese economy was on a sustained growth path, following years of deflation and a prolonged period of underperformance in the international equity markets. Among sectors, materials was the best performer in the Index with a 27% return driven primarily by strong demand for metals. The lone weak spot was found in the telecommunications services sector, which declined nearly 11%, as investors grew impatient with the size of investments telecom companies were making and the lack of returns they were providing.

CONSISTENT INVESTMENT APPROACH

The positioning of the Fund was not substantially altered during the 12-month period, as we continued to seek companies whose valuations were attractive and growth potential was high. Overall, this process produced good stock selection; however, allocations in various sectors resulted in a sub-par relative return. For the 12-month period ended December 31, 2005, Dreyfus Founders International Equity Fund underperformed its benchmark, the MSCI World ex U.S. Index, which returned 14.47%.

[SIDENOTE]

"OUR BOTTOM-UP INVESTMENT PROCESS PRODUCED STRONG STOCK SELECTION; HOWEVER, ALLOCATIONS IN VARIOUS SECTORS RESULTED IN A SUB-PAR RELATIVE RETURN."

OVERALL MARKET DRIVERS

The energy, materials and industrials sectors each exhibited strong performance during the period. Performance was driven by surging commodity prices--crude oil prices topped $70 a barrel, copper rose above $2 a pound and gold increased to over $500 an ounce--and robust demand in emerging markets such as China and India. Drilling companies in the energy sector, miners in the materials sector, and trading companies in the industrials sector all performed exceptionally well for the year.

IMPACT OF COUNTRY PERFORMANCE

As mentioned above, Japan was one of the best performing markets in 2005. Other countries that performed well were Canada and Norway, both rich in natural resources, which benefited from strong positions in the energy and materials sectors.

    Stock selection also produced positive results for the Fund on the country level. Spain, Hong Kong and Australia were the strongest positive contributors to the Fund's relative performance, while Japan, the Netherlands and Belgium weighed on the Fund's return. The Fund benefited from its Hong Kong-listed telecom holding, and Australia's return was boosted by its exposure to the energy sector. In Japan, an underweight position in the recovering financials sector had a negative impact on the Fund's overall performance.

INDUSTRIALS, CONSUMER DISCRETIONARY AND TELECOM OUTPERFORMED

The benchmark's industrials holdings produced a 25% return; however, through a slight relative overweight position and strong stock selection in this sector, the Fund's holdings gained nearly 41%. Japanese commodity trading company, MITSUBISHI CORPORATION, performed extremely well with a 71% price increase during the Fund's holding period.

    Solid stock picking in the consumer discretionary sector added a boost to the Fund's relative return for the period. Stock price increases in Japanese consumer electronics retailer YAMADA DENKI, German tire producer, CONTINENTAL AG, and Swiss luxury goods firm COMPAGNIE FINANCIERIE RICHEMONT AG benefited the Fund. Yamada Denki's stock price advanced after the firm reported strong earnings results. Continental's stock rose following strong demand for the company's tires and electronic stability-control products. Richemont posted a solid gain as the high-end watch export market recovered nicely.

    As stated earlier, the telecommunications services sector experienced a 10.8% decline during the period. However portfolio holding CHINA MOBILE (HONG
KONG) LIMITED, the Hong Kong-listed Chinese mobile phone operator, provided a large boost to the Fund's annual relative return, as the company repeatedly beat subscriber growth numbers throughout the year.

SELECT ENERGY AND MATERIALS STOCKS BOOSTED RETURN

Although the Fund's underweight position hurt relative performance in both the materials and energy sectors, individual holdings were among the top performers for the period. BHP BILLITON LIMITED's exposure to many strong commodities, including oil, copper and iron ore, helped the company's earnings increase. Australian oil company OIL SEARCHLIMITED had a strong year as its Yemeni oil field increased production and its Papua New Guinea gas pipeline project came to fruition. Finally, XSTRATA PLC, the U.K.-based coal and base metals company, also benefited from rising commodity prices, specifically the strong increase in coal prices.

IT AND CONSUMER STAPLES WEIGHED ON PERFORMANCE

The Fund's overweight position coupled with weak stock selection caused the information technology (IT) and consumer staples sectors to be the largest detriments to annual performance. Casio Computer Company Limited's stock

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. MITSUBISHI CORPORATION (Japan; 8058)                       2.56%
 2. ASTRAZENECA GROUP PLC (United Kingdom; AZN)                2.55%
 3. BP PLC (United Kingdom; BP)                                2.48%
 4. ING GROEP NV (Netherlands; ING.C)                          2.11%
 5. YAMADA DENKI (Japan; 9831)                                 1.95%
 6. CANON, INC. (Japan; 7751)                                  1.77%
 7. VOLVO AB CLASS B (Sweden; VOLVB)                           1.72%
 8. CREDIT SUISSE GROUP (Switzerland; CSG.N)                   1.68%
 9. XSTRATA PLC (United Kingdom; XTA)                          1.68%
10. SANOFIAVENTIS (France; SAN)                                1.67%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Industrials
Consumer Discretionary
Telecommunications Services

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                               1             5          10          SINCE
CLASS  (Inception Date)       YEAR         YEARS       YEARS      INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)     7.35%       (2.07%)       --         (4.85%)
Without sales charge         13.93%       (0.91%)       --         (3.91%)

B SHARES (12/31/99)
With redemption*              9.02%       (2.04%)       --         (4.77%)
Without redemption           13.02%       (1.64%)       --         (4.63%)

C SHARES (12/31/99)
With redemption**            12.05%       (1.66%)       --         (4.66%)
Without redemption           13.05%       (1.66%)       --         (4.66%)

F SHARES (12/29/95)          13.91%       (0.86%)      7.26%        7.26%

R SHARES (12/31/99)          14.22%       (0.59%)       --         (3.62%)

T SHARES (12/31/99)
With sales charge (4.50%)     8.52%       (2.05%)       --         (4.88%)
Without sales charge         13.65%       (1.14%)       --         (4.15%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

price fell after Casio Micronics, a 75%-owned subsidiary of Casio Computer, lowered its 2005 estimates. This was enough to affect Casio Computer's 2005 operating profit estimate, causing the stock to drop. Trend Micro, Inc., a Japanese developer of anti-virus software, experienced a decline on Microsoft's announcement that it would be packaging a competitive product into its operating system. The Fund sold off its positions in both companies during the period as each firm's growth profile was no longer viable. In the consumer staples sector, exposure to European food retailers TESCO PLC and Delhaize Group proved damaging as oil price rises choked off consumer spending and both stocks underperformed during the year.

INDIVIDUAL STOCKS HURT RETURN

Although the telecommunications services sector produced an overall positive result for the Fund, select telecom holdings did not fare well during the period. One of these was VODAFONE GROUP PLC, whose share price dropped after it announced its commitment to the highly competitive Japanese market. Vodafone emphasized its plan to increase market share in Japan through more aggressive marketing, which was expected to cause further margin deterioration.
     The Fund had bad timing with its holding of Toyota Motor Corporation's stock in 2005. A holding for the first half of the year, the Fund sold its position in the company as we believed Toyota was preparing to increase

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Japan                   23.98%
United Kingdom          19.98%
France                   8.26%
Switzerland              7.88%
Germany                  7.49%
Canada                   5.71%
Australia                4.25%
Spain                    3.66%
Other Countries         17.11%
Cash & EQUIVALENTS       1.68%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

spending in an effort to expand production capacity. We sold the company's stock at the wrong time and watched it rally 40% as the Japanese economy and consumer began to show signs of recovery.

Other detractors were Publishing and Broadcasting Limited, an Australian media company, and Japanese healthcare holding Ono Pharmaceuticals Company Limited, which both produced double-digit declines during the period.

    The Fund sold many of the poor-performing individual issues listed in this section of the commentary during the period, as we believed the company-specific events surrounding each would negatively affect earnings growth going forward.

IN CONCLUSION

As we enter 2006, global growth appears to be strong and gaining traction as monetary policies around the world continue to be accommodative. The nascent Japanese economic recovery seems to be hitting its stride, and many economists expect the European Union's gross domestic product growth to be significantly higher in 2006 than in 2005. Additionally, the market is suggesting that the next increase to the U.S. federal funds rate may be the last of this cycle, lending further support to equity markets. Naturally, any gains in the equity markets could be tempered as the geopolitical climate remains a wildcard.

     We will continue to look for companies with strong growth rates, improving business momentum and reasonable valuations.

/s/ Remi J. Browne           /s/ Daniel B. LeVan        /s/ Jeffrey R. Sullivan

Remi J. Browne, CFA          Daniel B. LeVan, CFA       Jeffrey R. Sullivan, CFA
Co-Portfolio Manager         Co-Portfolio Manager       Co-Portfolio Manager

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Information Technology
Consumer Staples
Materials

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                              BEGINNING         ENDING        EXPENSES PAID
                            ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*
                              (7/1/05)        (12/31/05)    (7/1/05-12/31/05)
-----------------------------------------------------------------------------
CLASS A ACTUAL               $  1,000.00     $  1,076.58       $   7.33
CLASS A HYPOTHETICAL            1,000.00        1,018.06           7.15

CLASS B ACTUAL                  1,000.00        1,074.56          11.24
CLASS B HYPOTHETICAL            1,000.00        1,014.23          10.97

CLASS C ACTUAL                  1,000.00        1,074.76          11.24
CLASS C HYPOTHETICAL            1,000.00        1,014.23          10.97

CLASS F ACTUAL                  1,000.00        1,076.48           7.33
CLASS F HYPOTHETICAL            1,000.00        1,018.06           7.15

CLASS R ACTUAL                  1,000.00        1,077.53           6.02
CLASS R HYPOTHETICAL            1,000.00        1,019.34           5.87

CLASS T ACTUAL                  1,000.00        1,076.17           8.63
CLASS T HYPOTHETICAL            1,000.00        1,016.78           8.42

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                    EXPENSE RATIO
---------------------------------
CLASS A                 1.40%
CLASS B                 2.15%
CLASS C                 2.15%
CLASS F                 1.40%
CLASS R                 1.15%
CLASS T                 1.65%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--97.8%

AEROSPACE & DEFENSE--1.7%
         47,400   BAE Systems PLC (UK)                                   $       311,338
         49,000   Rolls-Royce Group PLC (UK)                                     360,418
                                                                         ---------------
                                                                                 671,756
                                                                         ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
          9,300   Compagnie Financiere Richemont AG (SZ)                         404,809
          8,800   Gildan Activewear, Inc. (CA)*                                  378,495
                                                                         ---------------
                                                                                 783,304
                                                                         ---------------
APPLICATION SOFTWARE--1.3%
         53,600   Sage Group PLC (UK)                                            237,935
          1,450   SAP AG (GE)                                                    262,947
                                                                         ---------------
                                                                                 500,882
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
         12,500   Schroder's PLC (UK)                                            204,319
                                                                         ---------------
AUTO PARTS & EQUIPMENT--0.7%
          7,900   Denso Corporation (JA)                                         272,633
                                                                         ---------------
AUTOMOBILE MANUFACTURERS--2.1%
          3,800   DaimlerChrysler AG (GE)                                        193,801
         11,000   Honda Motor Company Limited (JA)                               627,719
                                                                         ---------------
                                                                                 821,520
                                                                         ---------------
BREWERS--2.9%
         71,800   Foster's Group Limited (AU)                                    293,706
         12,600   InBev NV (BE)                                                  548,481
          7,800   Orkla ASA (NW)                                                 323,011
                                                                         ---------------
                                                                               1,165,198
                                                                         ---------------
BROADCASTING & CABLE TV--1.6%
         15,600   Gestevision Telecinco SA (SP)                                  393,740
            101   TV Asahi Corporation (JA)                                      250,926
                                                                         ---------------
                                                                                 644,666
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--2.3%
         30,200   Nokia Oyj (FI)                                                 552,374
        112,600   Telefonaktiebolaget LM Ericsson (SW)                           386,932
                                                                         ---------------
                                                                                 939,306
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--2.0%
          6,200   Yamada Denki (JA)                                              775,953
                                                                         ---------------

AU Australia
AT Austria
BE Belgium
CA Canada
CN China
DE Denmark
FI Finland
FR France
GE Germany
GR Greece
HK Hong Kong
IE Ireland
IT Italy
JA Japan
KR South Korea
NE Netherlands
NW Norway
PT Portugal
SG Singapore
SP Spain
SW Sweden
SZ Switzerland
UK United Kingdom

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.6%
         45,000   Fujitsu Limited (JA)                                   $       342,646
         51,000   Toshiba Corporation (JA)                                       304,439
                                                                         ---------------
                                                                                 647,085
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--0.5%
          4,500   Logitech International SA (SZ)*                                211,457
                                                                         ---------------
CONSTRUCTION & ENGINEERING--0.9%
         11,100   ACS, Actividades de Construccion y Servicios SA (SP)           357,560
                                                                         ---------------
CONSTRUCTION MATERIALS--1.2%
         40,100   Rinker Group Limited (AU)                                      483,575
                                                                         ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.7%
         14,500   Volvo AB Class B (SW)                                          683,523
                                                                         ---------------
CONSUMER ELECTRONICS--1.1%
         22,000   Matsushita Electric Industrial Company Limited (JA)            424,386
                                                                         ---------------
CONSUMER FINANCE--0.6%
          3,200   Sanyo Shinpan Finance Company Limited (JA)                     229,550
                                                                         ---------------
DISTILLERS & VINTNERS--1.2%
         32,500   Diageo PLC (UK)                                                471,116
                                                                         ---------------
DIVERSIFIED BANKS--6.3%
         82,600   Banca Intesa SPA (IT)                                          437,593
         15,400   Banco Santander Central Hispano SA (SP)                        203,279
         19,919   Barclays PLC (UK)                                              209,403
          5,607   BNP Paribas SA (FR)                                            453,698
         34,300   Capitalia SPA (IT)                                             198,564
         18,200   HBOS PLC (UK)                                                  310,953
          6,700   Royal Bank of Scotland Group PLC (UK)                          202,314
          3,900   Societe Generale (FR)                                          479,709
                                                                         ---------------
                                                                               2,495,513
                                                                         ---------------
DIVERSIFIED CAPITAL MARKETS--2.3%
         13,100   Credit Suisse Group (SZ)                                       667,910
          2,470   UBS AG (SZ)                                                    235,140
                                                                          ---------------
                                                                                 903,050
                                                                         ---------------
DIVERSIFIED CHEMICALS--1.5%
          7,900   BASF AG (GE)                                                   605,383
                                                                         ---------------
DIVERSIFIED METALS & MINING--4.1%
         32,100   BHP Billiton Limited (AU)                                      535,353
          7,700   Teck Cominco Limited Class B (CA)                              410,998
         28,500   Xstrata PLC (UK)                                               666,896
                                                                         ---------------
                                                                               1,613,247
                                                                         ---------------
ELECTRIC UTILITIES--2.1%
          4,900   E.ON AG (GE)                                                   507,345
         75,200   International Power PLC (UK)                                   309,883
                                                                         ---------------
                                                                                 817,228
                                                                         ---------------

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

SHARES                                                                     MARKET VALUE
----------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
          2,500   Schneider Electric SA (FR)                             $       223,008
         38,000   Sumitomo Electric Industries Limited (JA)                      577,081
                                                                         ---------------
                                                                                 800,089
                                                                         ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.4%
         15,600   Hoya Corporation (JA)                                          560,851
                                                                         ---------------
FOOD RETAIL--0.6%
         42,000   Tesco PLC (UK)                                                 239,556
                                                                         ---------------
HEAVY ELECTRICAL EQUIPMENT--0.5%
         29,000   Mitsubishi Electric Corporation (JA)                           205,325
                                                                         ---------------
INTEGRATED OIL & GAS--6.5%
         92,619   BP PLC (UK)                                                    986,427
          7,300   Husky Energy, Inc. (CA)                                        370,495
         17,100   Repsol YPF SA (SP)                                             499,416
          7,400   Royal Dutch Shell PLC Class A (NE)                             225,489
          2,158   Total SA (FR)                                                  542,119
                                                                         ---------------
                                                                               2,623,946
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--2.4%
         94,100   BT Group PLC (UK)                                              360,647
         21,000   Telenor ASA (NW)                                               206,132
          9,800   Telus Corporation (CA)                                         403,465
                                                                         ---------------
                                                                                 970,244
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--1.1%
         22,000   Daiwa Securities Group, Inc. (JA)                              249,409
          3,900   Macquarie Bank Limited (AU)                                    194,843
                                                                         ---------------
                                                                                 444,252
                                                                         ---------------
LIFE & HEALTH INSURANCE--0.6%
         87,900   Old Mutual PLC (UK)                                            249,166
                                                                         ---------------
MARINE--1.0%
             38   AP Moller-Maersk AS (DE)                                       393,145
                                                                         ---------------
MOVIES & ENTERTAINMENT--1.5%
         18,400   Vivendi Universal SA (FR)                                      576,375
                                                                         ---------------
MULTI-LINE INSURANCE--1.7%
         16,200   Aviva PLC (UK)                                                 196,507
          3,900   Baloise Holding Limited (SZ)                                   227,779
          1,100   Zurich Financial Services AG (SZ)                              234,381
                                                                         ---------------
                                                                                 658,667
                                                                         ---------------
OFFICE ELECTRONICS--1.8%
         12,000   Canon, Inc. (JA)                                               702,082
                                                                         ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
         12,200   Eni SPA (IT)                                                   338,399
          2,200   Norsk Hydro ASA (NW)                                           225,890
         67,800   Oil Search Limited (AU)                                        183,404
                                                                         ---------------
                                                                                 747,693
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.8%
         24,200    ING Groep NV (NE)                                     $       839,422
          6,600    Sun Life Financial, Inc. (CA)                                 265,306
                                                                         ---------------
                                                                               1,104,728
                                                                         ---------------
PACKAGED FOODS & MEATS--0.8%
          1,090    Nestle SA Registered (SZ)                                     325,980
                                                                         ---------------
PHARMACEUTICALS--13.5%
          8,500    Astellas Pharma, Inc. (JA)                                    331,539
         20,800    AstraZeneca Group PLC (UK)                                  1,012,443
         11,400    Eisai Company Limited (JA)                                    478,484
         14,800    GlaxoSmithKline PLC (UK)                                      374,074
         10,959    Novartis AG (SZ)                                              575,846
          8,980    Novo Nordisk AS Class B (DE)                                  505,143
          1,670    Roche Holding AG (SZ)                                         250,735
          7,600    Sanofi-Aventis (FR)                                           665,799
          9,500    Santen Pharmaceutical Company Limited (JA)                    262,602
          6,100    Schering AG (GE)                                              408,376
          9,900    Takeda Pharmaceuticals Company Limited (JA)                   535,566
                                                                         ---------------
                                                                               5,400,607
                                                                         ---------------
PRECIOUS METALS & MINERALS--0.6%
         11,500    ThyssenKrupp AG (GE)                                          240,156
                                                                         ---------------
RAILROADS--1.1%
         5,500     Canadian National Railway Company (CA)                        440,662
                                                                         ---------------
SEMICONDUCTOR EQUIPMENT--0.7%
          4,100    Tokyo Electron Limited (JA)                                   257,608
                                                                         ---------------
SOFT DRINKS--1.0%
         12,900    Coca-Cola Hellenic Bottling Company SA (GR)                   379,960
                                                                         ---------------
STEEL--1.3%
         14,900    JFE Holdings, Inc. (JA)                                       500,309
                                                                         ---------------
TIRES & RUBBER--2.1%
          6,300    Continental AG (GE)                                           558,624
         19,000    Sumitomo Rubber Industries Limited (JA)                       270,658
                                                                         ---------------
                                                                                 829,282
                                                                         ---------------
TOBACCO--1.7%
         29,700    British American Tobacco PLC (UK)                             664,315
                                                                         ---------------
TRADING COMPANIES & DISTRIBUTORS--3.4%
         46,000    Mitsubishi Corporation (JA)                                 1,018,018
         28,000    Mitsui & Company Limited (JA)                                 359,690
                                                                         ---------------
                                                                               1,377,708
                                                                         ---------------
WIRELESS TELECOMMUNICATION SERVICES--3.6%
          7,000    Bouygues SA (FR)                                              342,252
        118,900    China Mobile (Hong Kong) Limited (HK)                         562,780
        267,775    Vodafone Group PLC (UK)                                       578,213
                                                                         ---------------
                                                                               1,483,245
                                                                         ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$28,444,835)                                                           38,898,161
                                                                         ---------------

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)--0.5%
HEALTHCARE EQUIPMENT--0.5%
          1,500    Fresenius AG Preferred (GE)                           $       203,149
                                                                         ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$185,201)                                                                 203,149
                                                                         ---------------

PRINCIPAL AMOUNT                                                          AMORTIZED COST
----------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--1.5%
SPECIAL PURPOSE ENTITY--1.5%
$       600,000    CAFCO LLC
                   4.12% 1/3/06~                                         $       599,863
                                                                         ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$599,863)                                                       599,863
                                                                         ---------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$29,229,899)                                                     39,701,173
                                                                         ---------------
OTHER ASSETS AND LIABILITIES--0.2%                                                66,015
                                                                         ---------------
NET ASSETS--100.0%                                                       $    39,767,188
                                                                         ===============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $599,863, OR 1.5%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.

    SEE NOTES TO STATEMENTS OF INVESTMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                 $   29,229,899
                                                               --------------
Investment securities, at market                                   39,701,173
Cash                                                                  132,990
Foreign currency (cost $993)                                            1,001
Receivables:
   Capital shares sold                                                 17,415
   Dividends and interest                                              57,420
   From adviser                                                        15,881
   Other assets                                                        36,412
                                                               --------------
Total Assets                                                       39,962,292
                                                               --------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                            108,252
   Advisory fees                                                       25,340
   Shareholder servicing fees                                           7,843
   Accounting fees                                                      3,379
   Distribution fees                                                    4,483
   Transfer agency fees                                                13,564
   Custodian fees                                                       1,466
   Directors' deferred compensation                                     8,178
   Other                                                               22,599
                                                               --------------
Total Liabilities                                                     195,104
                                                               --------------
Net Assets                                                     $   39,767,188
                                                               ==============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                        $   56,584,115
Accumulated net investment loss                                        (4,110)
Accumulated net realized loss from security and
 foreign currency transactions                                    (27,282,847)
Net unrealized appreciation on investments
 and foreign currency translation                                  10,470,030
                                                               --------------
Total                                                          $   39,767,188
                                                               ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $   25,519,479
Shares Outstanding                                                            1,899,179
Net Asset Value, Redemption Price Per Share                              $        13.44
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $        14.26

CLASS B
Net Assets                                                               $    1,966,435
Shares Outstanding                                                              149,885
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $        13.12

CLASS C
Net Assets                                                               $      584,456
Shares Outstanding                                                               44,653
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $        13.09

CLASS F
Net Assets                                                               $   11,484,573
Shares Outstanding                                                              853,208
Net Asset Value, Offering and Redemption Price Per Share                 $        13.46

CLASS R
Net Assets                                                               $       69,710
Shares Outstanding                                                                5,137
Net Asset Value, Offering and Redemption Price Per Share                 $        13.57

CLASS T
Net Assets                                                               $      142,535
Shares Outstanding                                                               10,664
Net Asset Value, Redemption Price Per Share                              $        13.37
Maximum offering price per share
(net asset value plus sales charge of 4.50% of offering price)           $        14.00

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                $      991,687
Interest                                                                         11,055
Foreign taxes withheld                                                         (115,173)
                                                                         --------------
Total Investment Income                                                         887,569
                                                                         --------------
EXPENSES
Advisory fees--Note 2                                                           380,617
Shareholder servicing fees--Note 2                                               93,921
Accounting fees--Note 2                                                          38,062
Distribution fees--Note 2                                                        45,631
Transfer agency fees--Note 2                                                     73,709
Registration fees                                                                56,415
Postage and mailing expenses                                                      3,011
Custodian fees and expenses--Note 2                                              50,860
Printing expenses                                                                41,124
Legal and audit fees                                                             15,266
Directors' fees and expenses--Note 2                                              8,150
Other expenses                                                                   49,651
                                                                         --------------
   Total Expenses                                                               856,417
   Earning Credits                                                               (3,172)
   Reimbursed/Waived Expenses                                                  (289,434)
   Expense Offset to Broker Commissions                                         (12,641)
                                                                         --------------
   Net Expenses                                                                 551,170
                                                                         --------------
Net Investment Income                                                           336,399
                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                                      3,946,597
   Foreign Currency Transactions                                                (14,891)
                                                                         --------------
Net Realized Gain                                                             3,931,706
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                                683,031
                                                                         --------------
Net Realized and Unrealized Gain                                              4,614,737
                                                                         --------------
Net Increase in Net Assets Resulting from Operations                     $    4,951,136
                                                                         ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

    STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,
                                                             2005              2004
OPERATIONS
Net Investment Income                                    $      336,399    $      277,266
Net Realized Gain on Security and Foreign
 Currency Transactions                                        3,931,706         8,483,384
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                683,031          (886,438)
                                                         --------------    --------------
Net Increase in Net Assets Resulting from Operations          4,951,136         7,874,212
                                                         --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                     (221,917)         (185,495)
   Class B                                                       (3,527)                0
   Class C                                                       (1,574)                0
   Class F                                                     (100,227)          (72,290)
   Class R                                                         (750)          (11,405)
   Class T                                                         (912)             (511)
                                                         --------------    --------------
Net Decrease from Dividends and Distributions                  (328,907)         (269,701)
                                                         --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                   (2,546,598)       (2,078,483)
   Class B                                                     (529,010)         (527,506)
   Class C                                                       42,438           (94,599)
   Class F                                                     (729,040)         (980,705)
   Class R                                                       (4,365)       (3,373,718)
   Class T                                                      (48,533)          (31,098)
                                                         --------------    --------------
Net Decrease from Capital Share Transactions                 (3,815,108)       (7,086,109)
                                                         --------------    --------------
Net Increase in Net Assets                                      807,121           518,402
                                                         --------------    --------------

NET ASSETS
Beginning of year                                        $   38,960,067    $   38,441,665
                                                         --------------    --------------
End of year                                              $   39,767,188    $   38,960,067
                                                         ==============    ==============
Undistributed (Accumulated) Net
 Investment Income (Loss)                                $       (4,110)   $        3,289

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005           2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.90     $     9.77     $     7.19     $    10.03     $    14.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.12           0.08           0.06           0.01           0.00(a)
Net realized and unrealized gains
 (losses) on securities                                    1.54           2.14           2.59          (2.84)         (4.39)
                                                     ----------------------------------------------------------------------
Total from investment operations                           1.66           2.22           2.65          (2.83)         (4.39)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.12)         (0.09)         (0.07)         (0.01)          0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                       (0.12)         (0.09)         (0.07)         (0.01)          0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.44     $    11.90     $     9.77     $     7.19     $    10.03
                                                     ======================================================================

TOTAL RETURN(b)                                           13.93%         22.69%         36.84%        (28.19%)       (30.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   25,519     $   25,076     $   22,432     $   18,217     $   29,151
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.44%          1.42%          1.41%          1.40%          1.46%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.40%          1.40%          1.40%          1.40%          1.44%
Net investment income (loss)                               0.94%          0.74%          0.80%          0.13%         (0.74%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                   54%            85%           144%           220%           213%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.15% (2005), 2.05% (2004), 2.48% (2003), 2.18% (2002), AND
    1.78% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004              2003           2002           2001
                                                     ---------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.63       $     9.55        $     7.03     $     9.87     $    14.29
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.02(a)          0.00(a), (b)     (0.08)         (0.11)         (0.12)
Net realized and unrealized gains
 (losses) on securities                                    1.49             2.08              2.61          (2.73)         (4.30)
                                                     ---------------------------------------------------------------------------
Total from investment operations                           1.51             2.08              2.53          (2.84)         (4.42)
--------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.02)            0.00             (0.01)          0.00           0.00
From net realized gains                                    0.00             0.00              0.00           0.00           0.00
                                                     ---------------------------------------------------------------------------
Total distributions                                       (0.02)            0.00             (0.01)          0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.12       $    11.63        $     9.55     $     7.03     $     9.87
                                                     ===========================================================================

TOTAL RETURN(c)                                           13.02%           21.78%            35.95%        (28.77%)       (30.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,966       $    2,281        $    2,372     $    2,201     $    3,786
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           2.19%            2.16%             2.16%          2.16%          2.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.15%            2.15%             2.15%          2.15%          2.26%
Net investment income (loss)                               0.21%            0.00%             0.07%         (0.61%)        (1.03%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%              144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.04% (2005), 2.85% (2004), 3.32% (2003), 2.91% (2002), AND
    2.67% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004              2003           2002           2001
                                                     ---------------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.61       $     9.53        $     7.02     $     9.86     $    14.27
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.02(a)          0.00(a), (b)     (0.26)         (0.29)         (0.16)
Net realized and unrealized gains
 (losses) on securities                                    1.50             2.08              2.77          (2.55)         (4.25)
                                                     ---------------------------------------------------------------------------
Total from investment operations                           1.52             2.08              2.51          (2.84)         (4.41)
--------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.04)            0.00              0.00           0.00           0.00
From net realized gains                                    0.00             0.00              0.00           0.00           0.00
                                                     ---------------------------------------------------------------------------
Total distributions                                       (0.04)            0.00              0.00           0.00           0.00
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.09       $    11.61        $     9.53     $     7.02     $     9.86
                                                     ===========================================================================

TOTAL RETURN(c)                                           13.05%           21.83%            35.76%        (28.80%)       (30.90%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      584       $      476        $      482     $      532     $    1,429
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           2.20%            2.16%             2.16%          2.16%          2.29%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.15%            2.15%             2.15%          2.15%          2.26%
Net investment income (loss)                               0.14%            0.03%             0.08%         (0.63%)        (0.99%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%              144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2004 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.94% (2005), 2.87% (2004), 3.25% (2003), 3.11% (2002), AND
    2.85% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       YEAR ENDED
                                                                                       DECEMBER 31,
                                                         2005            2004             2003           2002           2001
                                                     --------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.92       $     9.78       $     7.18     $    10.03     $    14.40
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.11(a)          0.08(a)         (0.01)         (0.05)         (0.07)
Net realized and unrealized gains
 (losses) on securities                                    1.55             2.14             2.68          (2.79)         (4.30)
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.66             2.22             2.67          (2.84)         (4.37)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.12)           (0.08)           (0.07)         (0.01)          0.00
From net realized gains                                    0.00             0.00             0.00           0.00           0.00
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.12)           (0.08)           (0.07)         (0.01)          0.00
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.46       $    11.92       $     9.78     $     7.18     $    10.03
                                                     ==========================================================================

TOTAL RETURN                                              13.91%           22.70%           37.17%        (28.30%)       (30.35%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   11,485       $   10,885       $    9,837     $    9,321     $   16,640
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.44%            1.41%            1.40%          1.40%          1.55%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.40%            1.40%            1.40%          1.40%          1.52%
Net investment income (loss)                               0.92%            0.76%            0.80%          0.12%         (0.26%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                   54%              85%             144%           220%           213%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.28% (2005), 2.10% (2004), 2.52% (2003), 2.13% (2002), AND
    1.99% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005            2004             2003           2002           2001
                                                     --------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.01       $     9.82       $     7.22     $    10.08     $    14.45
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.14(b)          0.13(b)          0.09           0.02           0.00(a)
Net realized and unrealized gains
 (losses) on securities                                    1.57             2.17             2.60          (2.85)         (4.37)
                                                     --------------------------------------------------------------------------
Total from investment operations                           1.71             2.30             2.69          (2.83)         (4.37)
-------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.15)           (0.11)           (0.09)         (0.03)          0.00
From net realized gains                                    0.00             0.00             0.00           0.00           0.00
                                                     --------------------------------------------------------------------------
Total distributions                                       (0.15)           (0.11)           (0.09)         (0.03)          0.00
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.57       $    12.01       $     9.82     $     7.22     $    10.08
                                                     ==========================================================================

TOTAL RETURN                                              14.22%           23.45%           37.27%        (28.10%)       (30.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       70       $       66       $    3,146     $    2,470     $    6,102
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.20%            1.15%            1.15%          1.16%          1.28%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.15%            1.15%            1.15%          1.15%          1.26%
Net investment income (loss)                               1.15%            1.21%            1.03%          0.27%         (0.04%)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                   54%              85%             144%           220%           213%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.35% (2005), 1.65% (2004), 1.95% (2003), 1.71% (2002), AND
    1.57% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                      YEAR ENDED
                                                                                      DECEMBER 31,
                                                         2005            2004             2003             2002           2001
                                                     ----------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    11.84       $     9.70       $     7.14       $     9.97     $    14.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.08(b)          0.06(b)          0.00(a)         (0.10)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.54             2.11             2.61            (2.73)         (4.31)
                                                     ----------------------------------------------------------------------------
Total from investment operations                           1.62             2.17             2.61            (2.83)         (4.40)
---------------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                (0.09)           (0.03)           (0.05)            0.00           0.00
From net realized gains                                    0.00             0.00             0.00             0.00           0.00
                                                     ----------------------------------------------------------------------------
Total distributions                                       (0.09)           (0.03)           (0.05)            0.00           0.00
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.37       $    11.84       $     9.70       $     7.14     $     9.97
                                                     ============================================================================

TOTAL RETURN(c)                                           13.65%           22.42%           36.58%          (28.39%)       (30.62%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      143       $      175       $      172       $      158     $      343
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(d)           1.69%            1.66%            1.65%            1.65%          1.80%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.65%            1.65%            1.65%            1.65%          1.77%
Net investment income (loss)                               0.67%            0.57%            0.67%           (0.12%)        (0.53%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                                   54%              85%             144%             220%           213%

(a) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(d) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.81% (2005), 2.44% (2004), 2.88% (2003), 4.00% (2002), AND
    2.86% (2001).
(e) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a large portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian and expense offsets to broker commissions) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares and 1.65% for Class T shares. These reductions are made pursuant to a permanent written contractual commitment. For the year ended December 31, 2005, $271,337 was reimbursed to the Fund by Founders pursuant to this provision.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $25,972 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $10,108 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                   TRANSFER
                                                 AGENCY FEES
          ---------------------------------------------------
          Class A                                $     50,313
          Class B                                $      6,701
          Class C                                $      1,172
          Class R                                $      1,012
          Class T                                $        840

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $930 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $3,563 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $27,025 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                    DISTRIBUTION    SHAREHOLDER
                                        FEES       SERVICING FEES
          -------------------------------------------------------
          Class A                        N/A       $       61,518
          Class B                   $     14,400   $        4,800
          Class C                   $      3,863   $        1,288
          Class T                   $        343   $          343

During the year ended December 31, 2005, DSC retained $278 in sales commissions from the sales of Class A shares. DSC also retained $9781 and $40 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                           AMOUNT OF WAIVER
          ---------------------------------------------------------
          9/1/04 to 8/31/05                        $        200,000
          9/1/05 to 8/31/06                        $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $18,097, which reduced the amount paid to Mellon Bank to $32,763.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, defered compensation, foreign currency transactions and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
          INVESTMENT INCOME   REALIZED GAINS AND LOSSES   CAPITAL
          ---------------------------------------------------------
             $  (14,891)            $   14,891            $   0

The tax character of distributions paid during 2005 and 2004 was as follows:

                                               2005         2004
                                            -----------------------
          DISTRIBUTIONS PAID FROM:
          Ordinary Income                   $  328,907   $  269,701
          Long-Term Capital Gain            $        0   $        0
                                            -----------------------
                                            $  328,907   $  269,701
                                            =======================

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $3,946,147. Accumulated capital losses as of December 31, 2005 were:

          EXPIRATION                                             AMOUNT
          -----------------------------------------------------------------
            2008                                           $      3,805,803
            2009                                           $     10,099,981
            2010                                           $      5,986,171
            2011                                           $      7,339,094
                                                           ----------------
                                                           $     27,231,049
                                                           ================

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Post-October Foreign Currency Loss Deferral      $         (2,188)
          Undistributed Ordinary Income                    $          4,737
          Other Book/Tax Differences                       $         (7,904)
          Federal Tax Cost                                 $     29,281,696
          Gross Tax Appreciation of Investments            $     10,468,302
          Gross Tax Depreciation of Investments            $        (48,825)
          Net Tax Appreciation                             $     10,419,477

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                           YEAR ENDED                          YEAR ENDED
                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                   SHARES            AMOUNT            SHARES            AMOUNT
CLASS A
Sold                                                  48,763    $        599,013         111,208    $      1,148,486
Dividends or Distributions Reinvested                 15,907    $        210,698          14,688    $        174,191
Redeemed                                            (272,133)   $     (3,356,309)       (315,412)   $     (3,401,160)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                        (207,463)   $     (2,546,598)       (189,516)   $     (2,078,483)
                                                ============    ================    ============    ================

CLASS B
Sold                                                  22,161    $        266,981          11,870    $        124,485
Dividends or Distributions Reinvested                    212    $          2,770               0    $              0
Redeemed                                             (68,649)   $       (798,761)        (64,211)   $       (651,991)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                         (46,276)   $       (529,010)        (52,341)   $       (527,506)
                                                ============    ================    ============    ================

                                                           YEAR ENDED                          YEAR ENDED
                                                        DECEMBER 31, 2005                   DECEMBER 31, 2004
                                                   SHARES            AMOUNT            SHARES            AMOUNT
CLASS C
Sold                                                  13,942    $        162,011           6,433    $         64,792
Dividends or Distributions Reinvested                     52    $            684               0    $              0
Redeemed                                             (10,373)   $       (120,257)        (15,944)   $       (159,391)
                                                ------------    ----------------    ------------    ----------------
Net Increase (Decrease)                                3,621    $         42,438          (9,511)   $        (94,599)
                                                ============    ================    ============    ================

CLASS F
Sold                                                 129,124    $      1,589,753         470,504    $      4,815,790
Dividends or Distributions Reinvested                  7,163    $         95,978           5,843    $         69,420
Redeemed                                            (196,116)   $     (2,414,771)       (569,384)   $     (5,865,911)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                         (59,829)   $       (729,040)        (93,037)   $       (980,705)
                                                ============    ================    ============    ================

CLASS R
Sold                                                      75    $          1,000          40,338    $        419,337
Dividends or Distributions
Reinvested                                                55    $            750             957    $         11,405
Redeemed                                                (518)   $         (6,115)       (355,989)   $     (3,804,460)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                            (388)   $         (4,365)       (314,694)   $     (3,373,718)
                                                ============    ================    ============    ================

CLASS T
Sold                                                     111    $          1,276           1,431    $         14,400
Dividends or Distributions Reinvested                     66    $            881              42    $            492
Redeemed                                              (4,290)   $        (50,690)         (4,460)   $        (45,990)
                                                ------------    ----------------    ------------    ----------------
Net Decrease                                          (4,113)   $        (48,533)         (2,987)   $        (31,098)
                                                ============    ================    ============    ================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $20,421,360 and $25,809,492, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2005, 0.00% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2005, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

International Equity Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking fourth out of 14 Lipper-selected "peer funds," and in the first quintile of its Lipper international multi-cap core fund performance universe, ranking 31st of 259 funds. The directors noted that the Fund's performance had improved significantly since the current portfolio management team assumed its duties in March 2003, with the Fund placing in the first quintile of its Lipper-selected group and universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS REFLECT APPLICABLE FEE WAIVERS AND EXPENSE LIMITATIONS, BUT DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

    Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, International Equity Fund's management fees ranked in the first (best) quintile of its Lipper competitive expense group, with the Fund's fees the second lowest of 14 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than 10 of the 14 funds in its group. The Fund's management fees were in the first (best) quintile of its Lipper expense universe, placing eighth lowest of 60 funds. The directors noted that Founders has agreed to permanently waive the portion of its management fee for the Fund that exceeds 0.75% of the Fund's average net assets, and has further agreed to a permanent limitation upon the total expenses of each class of the Fund's shares.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds. However, the International Equity Fund's 2005 expense ratios, net of brokerage offsets and credits earned on cash balances held by the Fund's custodian, are not expected to increase, due to Founders' commitment to permanently limit such net expense ratios to certain levels.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
INTERNATIONAL EQUITY FUND               DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0360AR1205

        Dreyfus Founders
        Mid-Cap Growth Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3

Fund Expenses                                                             12

Statement of Investments                                                  14

Statement of Assets and Liabilities                                       18

Statement of Operations                                                   20

Statements of Changes in Net Assets                                       21

Financial Highlights                                                      22

Notes to Financial Statements                                             28

Report of Independent Registered Public Accounting Firm                   37

Factors Considered in Renewing the Advisory Agreement                     38

Your Board Representatives                                                46

        -----------------------------------------------------------
        Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                                 DISTRIBUTOR
Founders Asset Management LLC                      Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                     200 Park Avenue
210 University Boulevard, Suite 800                New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF JOHN B. JARES]

[PHOTO OF DANIEL E. CROWE]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS JOHN B. JARES, CFA, LEFT; AND DANIEL E. CROWE, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

COUNTERVAILING ECONOMIC FACTORS

The market struggled with countervailing forces throughout 2005. Continued economic growth, benign core inflation, strong consumer spending, corporate balance sheets flush with cash, and further housing price gains were favorable to the market during the year. Offsetting this, however, were increases in energy costs, the Federal Reserve's continued campaign of raising the federal funds rate, catastrophic Gulf Coast hurricanes, terrorism in London, and declining approval ratings for President Bush. These factors combined to lead to robust earnings growth offset by declining valuations, which in turn produced moderate increases in stock prices.

MODEST CHANGES IN COMPOSITION HELPED FUND

The number of holdings in the Fund remained consistent within the range of 50-60 positions, and cash levels and turnover rates were similar to 2004 levels. However, the Fund transitioned its allocation from being overweight the consumer discretionary sector and underweight the healthcare sector to holding an overweight position in healthcare and an underweight position in consumer discretionary. The Fund's consumer discretionary weighting declined as high valuations, coupled with headwinds that were likely to slow consumer spending, led us to find fewer investments within this sector. The number of healthcare positions was increased as we found more opportunities at attractive valuations.

[SIDENOTE]

"PORTFOLIO COMPOSITION CHANGES POSITIVELY IMPACTED THE FUND'S RELATIVE PERFORMANCE DURING THE PERIOD."

    Dreyfus Founders Mid-Cap Growth Fund's return for the 12-month period ended December 31, 2005 was competitive(1) with its benchmark, the Russell Mid-Cap Growth Index, which produced a 12.10% return. The Fund's relative performance was primarily driven by strong stock picking overall, particularly in the information technology (IT) and industrials sectors. However, some weak stock choices in the financials and, to a lesser extent, energy sectors partially offset the gains made by strong stock selection elsewhere.

COMPELLING OPPORTUNITIES

We found compelling growth opportunities in many sectors during the period, including the information technology, healthcare and industrials sectors. Information technology companies with strong cyclical demand for their products presented attractive investment options for the Fund. Furthermore, companies with industry-leading products in fast growing markets also presented prospects for growth. Industrials companies in general benefited from continued economic expansion and, to a lesser extent, increased corporate spending. The airline industry within the industrials sector rose on a rationalization of capacity within the industry due to the numerous recent bankruptcies. And although the Fund's allocation and stock selection in the energy sector did not help its relative performance, many energy companies in general continued to benefit from large increases in the prices of oil and natural gas.

STRONG STOCK PICKING

The Fund's relative performance overall was mostly driven by strong stock picking across a number of sectors. Solid selection of holdings in the information technology sector provided outperformance relative to the Index. Among the top performers in IT, and in the Fund overall, was SanDisk, Inc., a leading supplier of NAND flash memory, which benefited from favorable supply and demand characteristics. Apple Computer, Inc.'s use of SanDisk's flash memory within the new iPod nano MP3 music player, as well as expected strong demand in musicenabled cell phones, gave credence to the stock's growth. SanDisk's stock was purchased during the period on the expectation

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for Average Annual Total Returns for all share classes, including and excluding sales charges.

that NAND flash memory demand would increase; however, the stock was later sold due to concerns of increased supply entering the market. We purchased Cogent Systems, Inc., a provider of biometric solutions including automated fingerprint identification systems (AFIS), in the second quarter of the period after a substantial pullback by the market over a secondary offering of shares. After the secondary offering was completed, the company's strong fundamentals and leading position in the AFIS industry led to strong share-price appreciation. The position was sold later in the period over concerns about delays in potential contract wins in Europe.

    As was mentioned above, the airline industry within the industrials sector saw many stocks realizing gains during the period, including AMR CORPORATION, parent company of American Airlines. Recent bankruptcies accelerated the reduction of capacity in the industry, resulting in a much-improved pricing environment. In addition, aggressive cuts in operating costs compensated for the period's higher price of fuel. For the first time in several years, American Airlines is expected to be profitable in 2006. Other industrials players that

LARGEST EQUITY HOLDINGS (ticker symbol)
  1. HARMAN INTERNATIONAL INDUSTRIES, INC. (HAR)                      3.54%
  2. AMERICAN TOWER CORPORATION (AMT)                                 3.26%
  3. R.H. DONNELLEY CORPORATION (RHD)                                 3.09%
  4. BALL CORPORATION (BLL)                                           3.00%
  5. OMNICARE, INC. (OCR)                                             2.73%
  6. PERKINELMER, INC. (PKI)                                          2.73%
  7. FLIR SYSTEMS, INC. (FLIR)                                        2.49%
  8. COVANCE, INC. (CVD)                                              2.46%
  9. THOMAS AND BETTS CORPORATION (TNB)                               2.40%
 10. SCIENTIFIC GAMES CORPORATION (SGMS)                              2.24%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Industrials
Telecommunications Services

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 18005252440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Russell Mid-cap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                        1        5        10        SINCE
CLASS (INCEPTION DATE)                 YEAR    YEARS     YEARS    INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)              6.36%    0.13%       --      (4.23%)
Without sales charge                  12.77%    1.33%       --      (3.28%)

B SHARES (12/31/99)
With redemption*                       7.72%    0.34%       --      (4.03%)
Without redemption                    11.72%    0.73%       --      (3.92%)

C SHARES (12/31/99)
With redemption**                     10.62%    0.46%       --      (4.14%)
Without redemption                    11.62%    0.46%       --      (4.14%)

F SHARES (9/8/61)                     12.74%    1.86%     4.62%       N/A

R SHARES (12/31/99)                   12.89%    1.50%       --      (3.12%)

T SHARES (12/31/99)
With sales charge (4.50%)              6.49%   (0.53%)      --      (4.87%)
Without sales charge                  11.59%    0.37%       --      (4.14%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

aided the Fund's relative performance for the period included THOMAS AND BETTS CORPORATION. A rebound in commercial construction from previous lows during 2002 and 2003, as well as a build-out of the utility transmission infrastructure, drove double-digit revenue growth for the company. In addition, increased capacity utilization and productivity improvements resulted in higher margins for Thomas and Betts despite a higher raw material cost environment. The company was also able to raise prices due to increased demand for its products.

    Strong stock selection in the telecommunications services sector aided the Fund's return; the Fund's relative overweight position during the period also benefited the Fund's performance. Telecom issue AMERICAN TOWER CORPORATION's stock price rose as investors continued to realize the attractive fundamentals within the cellular tower industry. The industry recently consolidated to a smaller number of financially strong players and has enjoyed stable price increases, improving balance sheets and strong cash flow generation. The stock remained a large holding in the Fund at the end of the period.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Healthcare                   22.60%
Consumer Discretionary       20.69%
Information Technology       17.17%
Industrials                  10.76%
Materials                     8.36%
Financials                    6.73%
Energy                        6.65%
Telecommunications Services   3.26%
Consumer Staples              1.09%
Cash & Equivalents            2.69%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

OTHER STRONG PERFORMERS

Other notable strong performers during the period included Blackboard, Inc. and CB RICHARD ELLIS GROUP, INC. A provider of educational software, Blackboard continued to see strong demand for its academic suite of products and upgrades; however, the Fund's position in this stock was sold during the year due to concerns regarding valuation. CB Richard Ellis, a worldwide provider of commercial real estate services, performed strongly as the company raised earnings guidance multiple times throughout the period. Increased earnings were driven by the strong recovery in the commercial real estate market; CB Richard Ellis outperformed many other financial services companies, as the company was not negatively impacted by the flattening yield curve experienced in 2005.

FINANCIALS AND ENERGY WEIGHED ON PERFORMANCE

The aforementioned flattening yield curve negatively impacted the growth opportunities of many financial services companies, particularly banks, during 2005. Slowing growth in areas such as credit card receivables also had a negative impact on financial companies. The Fund's slight relative overweight position and weak stock selection in this sector was the largest weight on Fund performance for the period. First Marblehead Corporation, a provider of outsourcing services for private education lending, saw its stock price drop during the period as investors became concerned over the company's long-term growth rate and management issues: the company delivered slower-than-expected facilitation volume growth in the second and third quarters, and management issues arose involving the CEO's resignation for the alleged giving of improper gifts to an employee at one of First Marblehead's larger customers. Ambac Financial Group, Inc. also underperformed, as slower credit enhancement production was a sign that future earnings growth was likely to slow. The Fund exited its positions in these stocks by the end of the period, as we believed stronger growth opportunities existed elsewhere.

    Although energy was a strong-performing sector in the Index during the period, the Fund's underweight allocation and poor selection of energy stocks impeded the Fund's relative return.

SELECT IT ISSUES HURT RETURN

As was previously mentioned, the information technology sector positively impacted the Fund's return; however, select IT stocks did detract from the Fund's performance in this sector. Zebra Technologies Corporation missed second quarter earnings because of weak retail numbers and economic conditions in Europe. A slower-than-expected adoption of radio frequency identification (RFID) technologies also impacted the near-term growth of the company. CDW Corporation underperformed as the company missed Financials earnings expectations and saw revenue growth at slower-than-historical levels. Furthermore, management failed to maximize investor returns by not deploying its significant cash position. VERITAS Software Corporation declined in the first half of the period, as investors were concerned over the strategic rationale of the acquisition of VERITAS by Symantec. TIBCO Software, Inc. was another underperforming IT stock.

INDIVIDUAL ISSUES IMPEDED RETURN

Tempur-Pedic International, Inc. was a notable individual poor performer as the company delivered slightly lower-than-expected revenue growth in the second quarter of the period, and announced substantially lower-than-expected earnings and revenue for the period's third quarter. Management credibility was negatively impacted by a lack of identification of the underlying problems that led to the large shortfall in the third quarter. Healthcare holding Biomet, Inc. declined over increasing concerns on pricing pressure for the company's orthopedic hips and knees, and worries regarding slowing procedures growth.

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Financials
Energy
Utilities

POSITIONED FOR 2006

At the end of the period, the Fund was comprised of companies we believed may continue to grow through a slowing economic environment--this included many healthcare companies and select stocks within the information technology sector. The Fund was also positioned to benefit from increased spending within the telecommunications services sector. The Fund held underweight positions in sectors likely to be negatively impacted by slowing consumer spending. Finally, the Fund held a reduced relative position in the energy sector as a slowing economy may lead to lower demand for oil and natural gas. Furthermore, the weighting of this sector in the Fund's benchmark, the Russell MidCap Growth Index, has increased substantially due to changes in the composition in the Index; we have not found a corresponding increase in the number of energy sector investments that we find compelling.

    We will continue to focus on our bottom-up investment process and will work diligently to seek the most attractive mix of potential reward and limited risk.


/s/ John B. Jares                             /s/ Daniel E. Crowe

John B. Jares, CFA                            Daniel E. Crowe, CFA
Co-Portfolio Manager                          Co-Portfolio Manager

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                 BEGINNING         ENDING          EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                                 (7/1/05)        (12/31/05)      (7/1/05-12/31/05)
---------------------------------------------------------------------------------------------------
CLASS A ACTUAL                                $     1,000.00   $     1,069.92   $              8.09
CLASS A HYPOTHETICAL                                1,000.00         1,017.29                  7.91

CLASS B ACTUAL                                      1,000.00         1,067.65                 12.40
CLASS B HYPOTHETICAL                                1,000.00         1,013.06                 12.15

CLASS C ACTUAL                                      1,000.00         1,067.19                 11.98
CLASS C HYPOTHETICAL                                1,000.00         1,013.46                 11.74

CLASS F ACTUAL                                      1,000.00         1,070.98                  7.20
CLASS F HYPOTHETICAL                                1,000.00         1,018.16                  7.04

CLASS R ACTUAL                                      1,000.00         1,071.84                  6.48
CLASS R HYPOTHETICAL                                1,000.00         1,018.88                  6.33

CLASS T ACTUAL                                      1,000.00         1,067.04                 13.49
CLASS T HYPOTHETICAL                                1,000.00         1,011.98                 13.22

* Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                               EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                             1.55%
CLASS B                                                             2.38%
CLASS C                                                             2.30%
CLASS F                                                             1.38%
CLASS R                                                             1.24%
CLASS T                                                             2.59%

STATEMENT OF INVESTMENTS
DECEMBER 31, 2005

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--90.3%
ADVERTISING--3.1%
     57,375    R.H. Donnelley Corporation*                        $    3,535,446
                                                                  --------------
AIRLINES--1.9%
    100,000    AMR Corporation*                                        2,223,000
                                                                  --------------
APPLICATION SOFTWARE--1.5%
     39,000    NAVTEQ*                                                 1,710,930
                                                                  --------------
AUTOMOTIVE RETAIL--2.2%
     58,000    Advance Auto Parts, Inc.*                               2,520,680
                                                                  --------------
BIOTECHNOLOGY--3.8%
     20,000    Cephalon, Inc.*                                         1,294,800
     30,500    Neurocrine Biosciences, Inc.*                           1,913,265
     94,000    Senomyx, Inc.*                                          1,139,280
                                                                  --------------
                                                                       4,347,345
                                                                  --------------
CASINOS & GAMING--3.4%
     94,000    Scientific Games Corporation*                           2,564,320
     25,000    Wynn Resorts Limited*                                   1,371,250
                                                                  --------------
                                                                       3,935,570
                                                                  --------------
COMMERCIAL PRINTING--1.7%
    150,000    Cenveo, Inc.*                                           1,974,000
                                                                  --------------
COMMUNICATIONS EQUIPMENT--1.3%
    135,000    Tellabs, Inc.*                                          1,471,500
                                                                  --------------
CONSUMER ELECTRONICS--3.5%
     41,425    Harman International Industries, Inc.                   4,053,436
                                                                  --------------
DATA PROCESSING & OUTSOURCED SERVICES--2.3%
     25,500    Fiserv, Inc.*                                           1,103,385
     40,000    Paychex, Inc.                                           1,524,800
                                                                  --------------
                                                                       2,628,185
                                                                  --------------
DEPARTMENT STORES--0.8%
     18,550    Kohl's Corporation*                                       901,530
                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT--4.0%
     33,675    Genlyte Group, Inc.*                                    1,803,970
     65,450    Thomas and Betts  Corporation*                          2,746,282
                                                                  --------------
                                                                       4,550,252
                                                                  --------------
ELECTRONIC EQUIPMENT MANUFACTURERS--4.3%
     60,500    Agilent Technologies, Inc.*                             2,014,045
    128,000    FLIR Systems, Inc.*                                     2,858,240
                                                                  --------------
                                                                       4,872,285
                                                                  --------------
HEALTHCARE EQUIPMENT--2.7%
    132,675    PerkinElmer, Inc.                                       3,125,823
                                                                  --------------
HEALTHCARE SERVICES--2.7%
     54,700    Omnicare, Inc.                                          3,129,934
                                                                  --------------

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
HEALTHCARE SUPPLIES--3.9%
     61,300    Dade Behring Holdings, Inc.                        $    2,506,557
     36,700    DENTSPLY International, Inc.                            1,970,423
                                                                  --------------
                                                                       4,476,980
                                                                  --------------
HOME ENTERTAINMENT SOFTWARE--1.0%
     85,500    Activision, Inc.*                                       1,174,770
                                                                  --------------
HOME FURNISHINGS--1.0%
     13,475    Mohawk Industries, Inc.*                                1,172,056
                                                                  --------------
HOMEFURNISHING RETAIL--1.8%
     55,475    Bed Bath & Beyond, Inc.*                                2,005,421
                                                                  --------------
HOUSEWARES & SPECIALTIES--1.8%
     69,000    Jarden Corporation*                                     2,080,350
                                                                  --------------
LEISURE FACILITIES--0.5%
     13,175    Royal Caribbean Cruises Limited                           593,666
                                                                  --------------
LEISURE PRODUCTS--1.0%
     28,500    Brunswick Corporation                                   1,158,810
                                                                  --------------
MANAGED HEALTHCARE--1.5%
     29,025    Coventry Health Care, Inc.*                             1,653,264
                                                                  --------------
METAL & GLASS CONTAINERS--3.0%
     86,575    Ball Corporation                                        3,438,759
                                                                  --------------
OIL & GAS EQUIPMENT & SERVICES--4.2%
     61,400    BJ Services Company                                     2,251,538
     30,150    FMC Technologies, Inc.*                                 1,294,038
     35,000    Weatherford International Limited*                      1,267,000
                                                                  --------------
                                                                       4,812,576
                                                                  --------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
     29,300    Newfield Exploration Company*                           1,467,051
                                                                  --------------
OIL & GAS REFINING & MARKETING--1.2%
     26,000    Valero Energy Corporation                               1,341,600
                                                                  --------------
PACKAGED FOODS & MEATS--1.1%
     28,500    J. M. Smucker Company                                   1,254,000
                                                                  --------------
PHARMACEUTICALS--6.0%
     58,000    Covance, Inc.*                                          2,815,900
    100,000    MGI Pharma, Inc.*                                       1,716,000
    105,125    Theravance, Inc.*                                       2,367,415
                                                                  --------------
                                                                       6,899,315
                                                                  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.1%
     40,950    CB Richard Ellis Group, Inc.*                           2,409,908
                                                                  --------------
REGIONAL BANKS--1.0%
     66,000    UCBH Holdings, Inc.                                     1,180,080
                                                                  --------------

SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                             MARKET VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS--4.8%
    106,000    Cypress Semiconductor Corporation*                 $    1,510,500
     92,400    Freescale Semiconductor, Inc. Class B*                  2,325,708
     46,650    Maxim Integrated Products, Inc.                         1,690,596
                                                                  --------------
                                                                       5,526,804
                                                                  --------------
SPECIALTY CHEMICALS--1.7%
     31,100    Sigma-Aldrich Corporation                               1,968,319
                                                                  --------------
STEEL--3.7%
     68,000    Allegheny Technologies, Inc.                            2,453,440
     25,850    Nucor Corporation                                       1,724,712
                                                                  --------------
                                                                       4,178,152
                                                                  --------------
SYSTEMS SOFTWARE--1.0%
     23,000    MICROS Systems, Inc.*                                   1,111,360
                                                                  --------------
THRIFTS & MORTGAGE FINANCE--1.0%
     27,000    The PMI Group, Inc.                                     1,108,890
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS--1.3%
     20,750    W.W. Grainger, Inc.                                     1,475,325
                                                                  --------------
TRUCKING--1.9%
     93,100    J.B. Hunt Transport Services, Inc.                      2,107,784
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES--3.3%
    138,050    American Tower Corporation*                             3,741,155
                                                                  --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$93,942,162)                                                  103,316,311
                                                                  --------------
COMMON STOCKS (FOREIGN)--7.1%
AUTO PARTS & EQUIPMENT--1.5%
     38,500    Autoliv, Inc. (SW)                                      1,748,670
                                                                  --------------
HEALTHCARE EQUIPMENT--2.0%
     40,975    Mettler-Toledo International, Inc. (SZ)*                2,261,820
                                                                  --------------
INVESTMENT BANKING & BROKERAGE--1.8%
     65,150    Lazard Limited Class A (BD)                             2,078,285
                                                                  --------------
MULTI-LINE INSURANCE--0.8%
     17,000    Arch Capital Group Limited (BD)*                          930,750
                                                                  --------------
SEMICONDUCTORS--1.0%
     69,125    ATI Technologies, Inc. (CA)*                            1,174,435
                                                                  --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$6,981,107)                                                     8,193,960
                                                                  --------------

PRINCIPAL AMOUNT                                                  AMORTIZED COST
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.4%
SPECIAL PURPOSE ENTITY--2.4%
$ 2,800,000    CAFCO LLC
               4.12% 1/3/06~                                      $    2,799,359
                                                                  --------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$2,799,359)                                           2,799,359
                                                                  --------------
TOTAL INVESTMENTS--99.8%
(TOTAL COST--$103,722,628)                                           114,309,630
                                                                  --------------
OTHER ASSETS AND LIABILITIES--0.2%                                       281,109
                                                                  --------------
NET ASSETS--100.0%                                                $  114,590,739
                                                                  ==============

NOTES TO STATEMENTS OF INVESTMENTS

~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $2,799,359, OR 2.4%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
*   NON-INCOME PRODUCING.
    BD - BERMUDA
    CA - CANADA
    SW - SWEDEN
    SZ - SWITZERLAND

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005

ASSETS
Investment securities, at cost                                    $  103,722,628
                                                                  --------------
Investment securities, at market                                     114,309,630
Cash                                                                     167,613
Receivables:
   Investment securities sold                                            356,639
   Capital shares sold                                                    31,945
   Dividends and interest                                                 39,364
   Other assets                                                           32,375
                                                                  --------------
Total Assets                                                         114,937,566
                                                                  --------------

LIABILITIES
Payables and other accrued liabilities:
   Capital shares redeemed                                               149,982
   Advisory fees                                                          80,537
   Shareholder servicing fees                                             13,283
   Accounting fees                                                         5,933
   Distribution fees                                                      12,547
   Transfer agency fees                                                    8,650
   Custodian fees                                                          1,379
   Directors' deferred compensation                                       32,375
   Other                                                                  42,141
                                                                  --------------
Total Liabilities                                                        346,827
                                                                  --------------
Net Assets                                                        $  114,590,739
                                                                  ==============
COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                           $  134,417,588
Accumulated net investment loss                                          (21,525)
Accumulated net realized loss from security
 and foreign currency transactions                                   (30,392,326)
Net unrealized appreciation on investments
 and foreign currency translation                                     10,587,002
                                                                  --------------
Total                                                             $  114,590,739
                                                                  ==============

CLASS A
Net Assets                                                        $    1,656,331
Shares Outstanding                                                       353,936
Net Asset Value, Redemption Price Per Share                       $         4.68
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of
  offering price)                                                 $         4.97

CLASS B
Net Assets                                                        $    1,885,886
Shares Outstanding                                                       421,009
Net Asset Value, Offering and Redemption Price
(excluding applicable contingent deferred sales
 charge) Per Share                                                $         4.48

CLASS C
Net Assets                                                        $      549,618
Shares Outstanding                                                       124,333
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales
 charge) Per Share                                                $         4.42

CLASS F
Net Assets                                                        $  110,169,625
Shares Outstanding                                                    23,056,571
Net Asset Value, Offering and Redemption Price Per Share          $         4.78

CLASS R
Net Assets                                                        $      296,699
Shares Outstanding                                                        62,746
Net Asset Value, Offering and Redemption Price Per Share          $         4.73

CLASS T
Net Assets                                                        $       32,580
Shares Outstanding                                                         7,360
Net Asset Value, Redemption Price Per Share                       $         4.43
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of
  offering price)                                                 $         4.64

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Dividends                                                         $      503,545
Interest                                                                 186,419
Foreign taxes withheld                                                      (460)
                                                                  --------------
Total Investment Income                                                  689,504
                                                                  --------------
EXPENSES
Advisory fees--Note 2                                                    900,119
Shareholder servicing fees--Note 2                                       157,519
Accounting fees--Note 2                                                   66,009
Distribution fees--Note 2                                                138,955
Transfer agency fees--Note 2                                              84,207
Registration fees                                                         56,220
Postage and mailing expenses                                              16,700
Custodian fees and expenses--Note 2                                        7,995
Printing expenses                                                         48,790
Legal and audit fees                                                      35,698
Directors' fees and expenses--Note 2                                      21,145
Other expenses                                                            47,014
                                                                  --------------
   Total Expenses                                                      1,580,371
   Earnings Credits                                                       (7,875)
   Reimbursed/Waived Expenses                                             (3,773)
   Expense Offset to Broker Commissions                                  (12,440)
                                                                  --------------
   Net Expenses                                                        1,556,283
                                                                  --------------
Net Investment Loss                                                     (866,779)
                                                                  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                              19,689,375
   Foreign Currency Transactions                                              (2)
                                                                  --------------
Net Realized Gain                                                     19,689,373

Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                      (6,069,623)
                                                                  --------------
Net Realized and Unrealized Gain                                      13,619,750
                                                                  --------------
Net Increase in Net Assets Resulting from Operations              $   12,752,971
                                                                  ==============

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,       DECEMBER 31,
                                                                2005               2004
OPERATIONS
Net Investment Loss                                        $      (866,779)   $    (1,149,129)
Net Realized Gain on Security
 and Foreign Currency Transactions                              19,689,373         32,490,110
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                (6,069,623)       (10,271,293)
                                                           ---------------    ---------------
Net Increase in Net Assets Resulting from Operations            12,752,971         21,069,688
                                                           ---------------    ---------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                         (86,979)           152,338
   Class B                                                        (115,914)           (32,488)
   Class C                                                          62,359             45,566
   Class F                                                     (21,399,040)       (60,416,547)
   Class R                                                         205,827            (51,768)
   Class T                                                          (9,705)               (76)
                                                           ---------------    ---------------
Net Decrease from Capital Share Transactions                   (21,343,452)       (60,302,975)
                                                           ---------------    ---------------
Net Decrease in Net Assets                                      (8,590,481)       (39,233,287)
                                                           ---------------    ---------------

NET ASSETS
Beginning of Year                                          $   123,181,220    $   162,414,507
                                                           ---------------    ---------------
End of Year                                                $   114,590,739    $   123,181,220
                                                           ===============    ===============

Accumulated Net Investment Loss                            $       (21,525)   $       (19,633)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004         2003         2002         2001
                                           ------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   4.15     $   3.52     $   2.58     $   3.44     $   4.38
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (0.05)       (0.03)        0.03        (0.04)       (0.06)
Net realized and unrealized gains
 (losses) on securities                        0.58         0.66         0.91        (0.82)       (0.88)
                                           ------------------------------------------------------------
Total from investment operations               0.53         0.63         0.94        (0.86)       (0.94)
-------------------------------------------------------------------------------------------------------
Less dividends and distributions:
From net investment income                     0.00         0.00         0.00         0.00         0.00
From net realized gains                        0.00         0.00         0.00         0.00         0.00
                                           ------------------------------------------------------------
Total distributions                            0.00         0.00         0.00         0.00         0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.68     $   4.15     $   3.52     $   2.58     $   3.44
                                           ============================================================

TOTAL RETURN(a)                               12.77%       17.90%       36.43%      (25.00%)     (21.46%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $  1,656     $  1,546     $  1,191     $    476     $    538
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or
 brokerage offsets(b)                          1.58%        1.54%        1.87%        2.15%        2.47%
Expenses with reimbursements,
 earnings credits and
 brokerage offsets                             1.55%        1.53%        1.86%        2.15%        2.46%
Net investment loss                           (0.92%)      (1.07%)      (1.38%)      (1.81%)      (1.93%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                      211%         147%         160%         216%         214%

(a)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004         2003         2002         2001
                                           ------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   4.01     $   3.43     $   2.54     $   3.39     $   4.32
-------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.09)       (0.07)       (0.03)       (0.05)       (0.05)
Net realized and unrealized gains
 (losses) on securities                        0.56         0.65         0.92        (0.80)       (0.88)
                                           ------------------------------------------------------------
Total from investment operations               0.47         0.58         0.89        (0.85)       (0.93)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00         0.00         0.00         0.00         0.00
From net realized gains                        0.00         0.00         0.00         0.00         0.00
                                           ------------------------------------------------------------
Total distributions                            0.00         0.00         0.00         0.00         0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.48     $   4.01     $   3.43     $   2.54     $   3.39
                                           ============================================================

TOTAL RETURN(a)                               11.72%       16.91%       35.04%      (25.07%)     (21.53%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $  1,886     $  1,823     $  1,587     $    969     $  1,138
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
 earnings credits or brokerage
 offsets(b)                                    2.43%        2.37%        2.65%        2.68%        2.59%

Expenses with reimbursements,
 earnings credits and brokerage offsets        2.41%        2.37%        2.64%        2.67%        2.58%

Net investment loss                           (1.78%)      (1.90%)      (2.16%)      (2.33%)      (2.06%)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                      211%         147%         160%         216%         214%

(a)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                             2005         2004           2003         2002         2001
                                           --------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year         $   3.96     $   3.38       $   2.50     $   3.36     $   4.32
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                           (0.02)       (0.06)(a)      (0.10)       (0.08)       (0.08)
Net realized and unrealized gains
 (losses) on securities                        0.48         0.64           0.98        (0.78)       (0.88)
                                           --------------------------------------------------------------
Total from investment operations               0.46         0.58           0.88        (0.86)       (0.96)
---------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                     0.00         0.00           0.00         0.00         0.00
From net realized gains                        0.00         0.00           0.00         0.00         0.00
                                           --------------------------------------------------------------
Total distributions                            0.00         0.00           0.00         0.00         0.00
---------------------------------------------------------------------------------------------------------

Net Asset Value, end of year               $   4.42     $   3.96       $   3.38     $   2.50     $   3.36
                                           ==============================================================

TOTAL RETURN(b)                               11.62%       17.16%         35.20%      (25.60%)     (22.22%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)             $    550     $    428       $    323     $    274     $    380
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or
 brokerage offsets(c)                          2.35%        2.32%          2.51%        2.99%        3.94%
Expenses with reimbursements,
 earnings credits and
 brokerage offsets                             2.32%        2.31%          2.51%        2.98%        3.93%
Net investment loss                           (1.69%)      (1.83%)        (2.02%)      (2.65%)      (3.41%)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                      211%         147%           160%         216%         214%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.35% (2005), 2.32% (2004), 2.51% (2003), 3.04%
     (2002), AND 4.25% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                               2005           2004             2003           2002           2001
                                            -------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      4.24    $      3.58      $      2.62    $      3.47    $      4.36
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.12)         (0.03)(a)         0.02          (0.04)         (0.05)
Net realized and unrealized gains
  (losses) on securities                           0.66           0.69             0.94          (0.81)         (0.84)
                                            -------------------------------------------------------------------------
Total from investment operations                   0.54           0.66             0.96          (0.85)         (0.89)
---------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00           0.00             0.00           0.00           0.00
From net realized gains                            0.00           0.00             0.00           0.00           0.00
                                            -------------------------------------------------------------------------
Total distributions                                0.00           0.00             0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.78    $      4.24      $      3.58    $      2.62    $      3.47
                                            =========================================================================

TOTAL RETURN                                      12.74%         18.44%           36.64%        (24.50%)       (20.41%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $   110,170    $   119,273      $   159,161    $    89,970    $   119,708
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         1.41%          1.33%            1.51%          1.56%          1.39%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    1.39%          1.33%            1.50%          1.56%          1.37%
Net investment loss                               (0.77%)        (0.87%)          (1.01%)        (1.22%)        (0.84%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%           147%             160%           216%           214%

(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. THESE WAIVERS DID NOT HAVE AN IMPACT ON THE EXPENSE RATIOS.
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                               2005             2004             2003           2002           2001
                                            ---------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      4.19      $      3.56      $      2.61    $      3.48    $      4.39
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      (0.02)(a)        (0.04)(a)        (0.03)         (0.04)          0.01
Net realized and unrealized gains
  (losses) on securities                           0.56             0.67             0.98          (0.83)         (0.92)
                                            ---------------------------------------------------------------------------
Total from investment operations                   0.54             0.63             0.95          (0.87)         (0.91)
-----------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00             0.00             0.00           0.00           0.00
From net realized gains                            0.00             0.00             0.00           0.00           0.00
                                            ---------------------------------------------------------------------------
Total distributions                                0.00             0.00             0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.73      $      4.19      $      3.56    $      2.61    $      3.48
                                            ===========================================================================

TOTAL RETURN                                      12.89%           17.70%           36.40%        (25.00%)       (20.73%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $       297      $        71      $       119    $        77    $        49
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         1.38%            1.48%            1.64%          1.97%          2.91%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    1.34%            1.48%            1.64%          1.97%          2.89%
Net investment loss                               (0.70%)          (1.03%)          (1.15%)        (1.63%)        (2.40%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%             147%             160%           216%           214%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.38% (2005), 1.48% (2004), 1.64% (2003), 3.49% (2002), AND
    57.54% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                               2005           2004           2003           2002           2001
                                            -----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year          $      3.97    $      3.39    $      2.51    $      3.39    $      4.35
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                               (0.17)         (0.06)         (0.02)         (0.06)         (0.11)
Net realized and unrealized gains
  (losses) on securities                           0.63           0.64           0.90          (0.82)         (0.85)
                                            -----------------------------------------------------------------------
Total from investment operations                   0.46           0.58           0.88          (0.88)         (0.96)
-------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                         0.00           0.00           0.00           0.00           0.00
From net realized gains                            0.00           0.00           0.00           0.00           0.00
                                            -----------------------------------------------------------------------
Total distributions                                0.00           0.00           0.00           0.00           0.00
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                $      4.43    $      3.97    $      3.39    $      2.51    $      3.39
                                            =======================================================================

TOTAL RETURN(a)                                   11.59%         17.11%         35.06%        (25.96%)       (22.07%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)              $        33    $        40    $        34    $        20    $        20
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets(b)         2.59%          2.26%          2.76%          3.64%          3.13%
Expenses with reimbursements, earnings
  credits and brokerage offsets                    2.57%          2.25%          2.76%          3.63%          3.11%
Net investment loss                               (1.94%)        (1.78%)        (2.27%)        (3.29%)        (2.57%)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                          211%           147%           160%           216%           214%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.59% (2005), 2.26% (2004), 2.76% (2003), 10.30% (2002), AND
    28.91% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund may invest at least a portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon

Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets and 0.65% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $148,040 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $58,677 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
     ----------------------------------------------------------------
     Class A                                              $     3,461
     Class B                                              $     5,664
     Class C                                              $     1,143
     Class R                                              $       319
     Class T                                              $       288

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,696 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $14,655 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $122,339 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                           DISTRIBUTION     SHAREHOLDER
                                               FEES       SERVICING FEES
      -------------------------------------------------------------------
      Class A                                       N/A   $         3,892
      Class B                              $     12,948   $         4,316
      Class C                              $      3,595   $         1,198
      Class T                              $         73   $            73

During the year ended December 31, 2005, DSC retained $2,891 in sales commissions from the sales of Class A shares. DSC also retained $2,219 and $44 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

     TIME PERIOD                                 AMOUNT OF WAIVER
     ------------------------------------------------------------
     9/1/04 to 8/31/05                           $        200,000
     9/1/05 to 8/31/06                           $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $3,773, which reduced the amount paid to Mellon Bank to $4,222.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET          PAID-IN
     INVESTMENT INCOME   REALIZED GAINS AND LOSSES      CAPITAL
     -------------------------------------------------------------
     $         864,887        $            2         $    (864,889)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $19,469,094. Accumulated capital losses as of December 31, 2005 were:

        EXPIRATION                                   AMOUNT
     -----------------------------------------------------------
           2010                                  $    30,227,567
                                                 ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

     Other Book/Tax Differences                           $       (21,524)
     Federal Tax Cost                                     $   103,887,388
     Gross Tax Appreciation of Investments                $    11,953,629
     Gross Tax Depreciation of Investments                $    (1,531,387)
     Net Tax Appreciation                                 $    10,422,242

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                              YEAR ENDED                     YEAR ENDED
                                           DECEMBER 31, 2005              DECEMBER 31, 2004
                                       SHARES          AMOUNT          SHARES          AMOUNT
CLASS A
Sold                                     190,179   $       807,085       226,896   $       852,592
Redeemed                                (208,547)  $      (894,064)     (193,006)  $      (700,254)
                                     -----------   ---------------   -----------   ---------------
Net Increase (Decrease)                  (18,368)  $       (86,979)       33,890   $       152,338
                                     ===========   ===============   ===========   ===============
CLASS B
Sold                                      84,947   $       353,630        89,684   $       322,791
Redeemed                                (118,554)  $      (469,544)      (98,294)  $      (355,279)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                             (33,607)  $      (115,914)       (8,610)  $       (32,488)
                                     ===========   ===============   ===========   ===============
CLASS C
Sold                                      44,048   $       176,957       110,256   $       385,913
Redeemed                                 (27,892)  $      (114,598)      (97,748)  $      (340,347)
                                     -----------   ---------------   -----------   ---------------
Net Increase                              16,156   $        62,359        12,508   $        45,566
                                     ===========   ===============   ===========   ===============
CLASS F
Sold                                   1,291,586   $     5,627,660     3,973,983   $    14,909,282
Redeemed                              (6,397,317)  $   (27,026,700)  (20,268,328)  $   (75,325,829)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                          (5,105,731)  $   (21,399,040)  (16,294,345)  $   (60,416,547)
                                     ===========   ===============   ===========   ===============
CLASS R
Sold                                      57,080   $       257,056        23,623   $        90,989
Redeemed                                 (11,295)  $       (51,229)      (40,138)  $      (142,757)
                                     -----------   ---------------   -----------   ---------------
Net Increase (Decrease)                   45,785   $       205,827       (16,515)  $       (51,768)
                                     ===========   ===============   ===========   ===============
CLASS T
Sold                                         906   $         4,021         1,380   $         4,956
Redeemed                                  (3,512)  $       (13,726)       (1,452)  $        (5,032)
                                     -----------   ---------------   -----------   ---------------
Net Decrease                              (2,606)  $        (9,705)          (72)  $           (76)
                                     ===========   ===============   ===========   ===============

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $220,910,477 and $240,649,658, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Mid-Cap Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the first quintile of its Lipper performance group, with the Fund ranking third out of 15 Lipper-selected "peer funds," and in the first quintile of its Lipper mid-cap growth fund performance universe, ranking 69th of 527 funds. The Fund's performance within its Lipper-selected group and universe for the two-year period ended December 31, 2004 had placed it in the second quintile, with the Fund having placed in the third quintile of its Lipper-selected group and in the first quintile of its Lipper-selected universe for the three-year period ended December 31, 2004. The directors deemed these relative performance results to be very satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement;

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

   Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Mid-Cap Growth Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the seventh lowest of 15 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than eight of the 15 funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 72nd lowest of 145 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that

Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
MID-CAP GROWTH FUND                     DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0291AR1205

        Dreyfus Founders
        Passport Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             12
Statement of Investments                                                  14
Statement of Assets and Liabilities                                       23
Statement of Operations                                                   25
Statements of Changes in Net Assets                                       26
Financial Highlights                                                      27
Notes to Financial Statements                                             33
Report of Independent Registered Public Accounting Firm                   42
Factors Considered in Renewing the Advisory Agreement                     43
Your Board Representatives                                                51

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INVESTMENT MANAGER                            DISTRIBUTOR
Founders Asset Management LLC                 Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                200 Park Avenue
210 University Boulevard, Suite 800           New York, NY  10166
Denver, CO  80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-10 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JOHN W. EVERS]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS DANIEL B. LEVAN, CFA, LEFT; AND JOHN W. EVERS, CFA, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED
DECEMBER 31, 2005.

ROBUST RETURNS DESPITE OBSTACLES

Generally speaking, 2005 may be remembered as a year in which international equity markets, burdened with a plethora of market obstacles including high energy prices, rising raw material prices, increasing interest rates and inflationary pressures, geopolitical tension and severe weather events, posted broad-based and robust returns.

     The most compelling growth opportunities overall were found in Japan and South Korea. Confirmation concerning Japan's long-awaited emergence from deflation finally surfaced as domestic economic activity ticked up in earnest, while improving relations with the North bolstered South Korea's advance. Also important to note is that the economies of both Japan and South Korea significantly benefited from intra-Asian trade with China and India.

     European markets offered the least compelling growth opportunities in 2005 as the Bank of England and the European Central Bank each reversed course on monetary policy and began raising inter-bank borrowing rates in an effort to ward off inflation. Other notable distractions to growth opportunities across Europe included higher energy costs, continued high employment and overwhelming lack of support for the European Union constitution. Nonetheless, European stock prices continued to move higher despite these headwinds, as companies reported improving profitability and continued to raise the bar on earnings forecasts.

     Nine out of ten economic sectors in the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index posted double-digit returns in 2005, with the energy sector posting the highest return of 67%. Several sectors and countries posted returns above 20% in the MSCI World ex U.S. Small Cap Index for the full-year period, with Japan a notable gainer.

     For the 12-month period ended December 31, 2005, Dreyfus Founders Passport Fund underperformed the MSCI World ex U.S. Small Cap Index, which gained 25.04%. The Fund also underperformed the Standard & Poor's/Citigroup Extended Market Index World ex U.S.(SM), which rose 22.09% for the same period.(1)

NEW MANAGEMENT TEAM MADE CHANGES

In November 2005, the Fund's new management team was put in place, and instituted several changes to the Fund's composition. One major change was to mitigate risk exposure to countries and sectors in order to focus exclusively on bottom-up stock selection. To accomplish this, a large component of the portfolio was replaced with securities exhibiting business momentum and valuation metrics more consistent with the portfolio management team's investment philosophy. Another shift instituted was the embedding of the stock selection process within a quantitative framework, which is used to introduce greater efficiency and discipline into the portfolio management process. These changes, however, came late in the period and thus did not materially impact Fund performance for the balance of 2005.

COUNTRIES AFFECTED PERFORMANCE

The Fund's relative overexposure to South Korea added value to its performance. A relative overweight position and effective stock selection in oil-rich Norway also benefited Fund performance for the period. The Fund's

----------
(1) The Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. In connection with the management team change in November 2005, the Fund's benchmark index was changed from the MSCI World ex U.S. Small Cap Index to the Standard & Poor's/Citigroup Extended Market Index World ex U.S. (the "S&P/Citigroup EMI World ex U.S."). The total return figures cited for these indexes assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund.

[SIDENOTE]

"ONE MAJOR CHANGE MADE TO THE FUND WAS TO MITIGATE RISK EXPOSURE TO COUNTRIES AND SECTORS IN ORDER TO FOCUS EXCLUSIVELY ON BOTTOM-UP STOCK SELECTION."

underweight position and solid selection of stocks in Austria allowed the Fund to post an excellent return in this country, due in part to the strong performance of alternative energy companies. Positions in the emerging markets of India and Taiwan, which are not included in the MSCI World ex U.S. Small Cap Index, also had a positive total effect on relative performance.

     Strong-performing Japanese real-estate stocks such as URBAN CORPORATION and KENEDIX, INC., however, did not counterbalance the negative effect the Fund's underweight position in Japan had on annual relative performance.

     Hong Kong, Italy and Australia hampered Fund performance for the period through weak relative weightings and poor performance by select stocks within each country. The Fund's position in Thailand, an emerging market not included in the Index, also detracted from performance.

ENERGY GAINED GROUND

Some of the more compelling growth stories during the period were found in sectors that historically have not been considered as such. For example, commodity-driven sectors such as energy and materials reported record earnings on the back of strong demand as well as historically high commodity prices. These sustained high commodity prices were very favorable to small-cap energy stocks in 2005. Companies such as independent exploration and development firms benefited from high leverage to oil prices, while small-cap oil-services stocks benefited from higher capital spending by the

   LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
      1.  TRICAN WELL SERVICE LIMITED (Canada; TCW)             1.62%
      2.  URBAN CORPORATION (Japan; 8868)                       1.08%
      3.  NIPPON SHOKUBAI COMPANY LIMITED (Japan; 4114)         1.07%
      4.  INMET MINING CORPORATION (Canada; IMN)                1.01%
      5.  KEIHIN CORPORATION (Japan; 7251)                      0.98%
      6.  MITSUBISHI GAS CHEMICAL COMPANY, INC. (Japan; 4182)   0.97%
      7.  IPSCO, INC. (Canada; IPS)                             0.92%
      8.  KENEDIX, INC. (Japan; 4321)                           0.92%
      9.  VALLOUREC SA (France; VK)                             0.84%
      10. SUMISHO LEASE COMPANY LIMITED (Japan; 8592)           0.83%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/95 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The S&P/Citigroup EMI World ex U.S. represents, on a country-by-country basis, the small-capitalization component of the Citigroup Broad Market Index(SM), which is a comprehensive float-weighted index of companies in 26 countries (excluding the U.S.) with market capitalizations of at least $100 million. The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. In future shareholder reports, the Fund's performance will no longer be compared to the MSCI World ex U.S. Index, as the S&P/Citigroup EMI World ex U.S. is the benchmark used by the new portfolio management team in managing the Fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN  as of 12/31/05

                                   1          5           10          SINCE
CLASS (INCEPTION DATE)           YEAR       YEARS        YEARS      INCEPTION
-----------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)       13.05%       5.96%        --         (1.02%)
Without sales charge            19.93%       7.23%        --         (0.04%)

B SHARES (12/31/99)
With redemption*                14.89%       6.01%        --         (0.99%)
Without redemption              18.89%       6.32%        --         (0.84%)

C SHARES (12/31/99)
With redemption**               17.98%       6.34%        --         (0.85%)
Without redemption              18.98%       6.34%        --         (0.85%)

F SHARES (11/6/93)              19.99%       7.25%       9.90%        9.54%

R SHARES (12/31/99)             20.17%       6.63%        --         (0.46%)

T SHARES (12/31/99)
With sales charge (4.50%)       13.98%       5.29%        --         (1.58%)
Without sales charge            19.38%       6.26%        --         (0.83%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Part of the Fund's historical performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

major oil companies and a tight oil rig market. The Fund's overweight position in the energy sector did buoy performance, as Norwegian offshore drillers, Ocean Rig ASA and Sinvest ASA, and French oil-services company VALLOUREC SA were positive contributors to Fund performance.

The Fund's positions in firms involved in the engineering and production of alternative sources of energy, particularly solar, also outperformed, as high oil prices pushed consumers to consider alternative energy sources. SolarWorld AG, a solar products company, was the strongest performing individual issue in the Fund for the period, and boosted the Fund's performance in its country of domicile, Germany.

IT AND CONSUMER-RELATED STOCKS HELPED RETURN

The Fund's stock selection in the information technology (IT) sector created a boon to performance as well, with issues such as CSR PLC. CSR, a Bluetooth technology provider, advanced during the period as the attach rate for cell phones with Bluetooth technology continued to accelerate, in addition to other Bluetooth applications.

     Consumer staples and consumer discretionary stocks also positively impacted the Fund's performance through effective stock selection. An underweight position in the consumer staples sector also proved fruitful.

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

Japan                           23.35%
United Kingdom                  16.80%
France                           9.31%
Canada                           8.00%
Germany                          6.19%
Switzerland                      4.44%
Netherlands                      4.34%
Australia                        4.15%
Other Countries                 22.65%
Cash & Equivalents               0.77%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Information Technology
Energy
Consumer Staples

Consumer discretionary issue Ic Companys AS implemented a comprehensive restructuring plan during the period, which has proven successful. Online gaming stocks, such as Austrian-based BetandWin.com Interactive, also benefited the consumer discretionary sector and contributed to the Fund's relative outperformance in Austria.

     An underweight position in the strong-performing materials sector, however, weighed on the Fund's return for the period.

FINANCIALS PERFORMANCE WAS MIXED

Although stocks in the financials sector underperformed for the Fund, with an underweight position and weak stock selection both culprits overall, the sector provided mixed performance from individual holdings. Some holdings that greatly benefited the Fund's return included aforementioned Japanese real estate companies, Urban Corporation and Kenedix, Inc., while others, namely Upbest Group Limited and Melco International Development Limited, produced a drag on relative performance.

TELECOMMUNICATIONS SERVICES WEIGHED ON RETURN

Telecommunications services operators suffered in 2005 as wireless providers spent more money on next-generation networks and attracting new customers. Additionally, mobile number portability led to higher churn rates across wireless operators, and wire-line operators lost customers to the mobile market. A major detractor to Fund performance was its stock selection in this sector, with holdings such as French telecommunications service company, 123 Multimedia SA, underperforming. 123 Multimedia issued a profit warning in July after reporting lower-than-expected sales figures.

SELECT ISSUES DETRACTED

The information technology sector had the greatest positive contribution to the Fund's relative performance during the period; however, select IT issues also realized declines, including Global Flex Holdings Limited, producer of flexible printed circuit boards (FPCs), e-gaming software provider Boss Media

[SIDENOTE]

SECTORS DETRACTING FROM THE FUND

Financials
Telecommunications Services
Utilities

AB and Taiwan-domiciled PC Home Online. PC Home Online's stock fell during the period due to a change in the company's business model, resulting in lower margins.

     Although numerous alternative energy companies prospered in the high oil-price environment, biodiesel manufacturer D1 Oils PLC's stock price faltered during the period. Some consumer discretionary holdings also suffered, including Korean record label S.M. Entertainment Company Limited and Japanese online ad agency Cyber Agent Limited. Industrials firm Romag Holdings PLC, a manufacturer of specialist transparent composites, also experienced a stock price drop during the period.

IN CONCLUSION

We believe the aforementioned changes made to the Fund's composition positioned the Fund well at the end of the period. Our plans to reduce the turnover rate of holdings and focus on strong business momentum, and our withdrawal from participation in emerging markets will, in our view, help the Fund perform more in line with its new benchmark, the S&P/Citigroup EMI World ex U.S., and will allow us to focus on stock selection.

     At the end of the period, the Fund was broadly diversified across countries and sectors, investing in all 10 major economic sectors and 21 of 26 benchmark countries; the five countries without exposure in the Fund represented less than 1% of the new benchmark. Overall, we believe the Fund is more attractively valued with higher earnings growth potential than its new benchmark.

     We are excited by the opportunity to manage the Fund and appreciate the support we have received during this management transition. We are optimistic as we enter 2006 and committed to serving the Fund's shareholders with the highest level of investment excellence.

/s/ Daniel B. LeVan                               /s/ John W. Evers

Daniel B. LeVan, CFA,                             John W. Evers, CFA
Co-Portfolio Manager                              Co-Portfolio Manager

                       This page intentionally left blank.

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                                BEGINNING             ENDING           EXPENSES PAID
                                              ACCOUNT VALUE       ACCOUNT VALUE        DURING PERIOD*
                                                 (7/1/05)           (12/31/05)       (7/1/05-12/31/05)
------------------------------------------------------------------------------------------------------
CLASS A ACTUAL                               $     1,000.00       $     1,093.31      $          11.45
CLASS A HYPOTHETI                                  1,000.00             1,014.13                 11.08

CLASS B ACTUAL                                     1,000.00             1,090.79                 15.81
CLASS B HYPOTHETICAL                               1,000.00             1,009.89                 15.31

CLASS C ACTUAL                                     1,000.00             1,090.84                 15.60
CLASS C HYPOTHETICAL                               1,000.00             1,010.10                 15.11

CLASS F ACTUAL                                     1,000.00             1,093.26                 11.40
CLASS F HYPOTHETICAL                               1,000.00             1,014.18                 11.03

CLASS R ACTUAL                                     1,000.00             1,093.97                  9.98
CLASS R HYPOTHETICAL                               1,000.00             1,015.56                  9.65

CLASS T ACTUAL                                     1,000.00             1,092.10                 13.50
CLASS T HYPOTHETICAL                               1,000.00             1,012.14                 13.07

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                                                  EXPENSE RATIO
--------------------------------------------------------------------------------
CLASS A                                                               2.17%
CLASS B                                                               3.00%
CLASS C                                                               2.96%
CLASS F                                                               2.16%
CLASS R                                                               1.89%
CLASS T                                                               2.56%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)--98.1%
ADVERTISING--0.6%
          9,300   Publicis Groupe (FR)                                                                    $       323,686
         12,800   SR Teleperformance (FR)                                                                         400,047
                                                                                                          ---------------
                                                                                                                  723,733
                                                                                                          ---------------
AEROSPACE & DEFENSE--1.3%
         22,339   Chemring Group PLC (UK)                                                                         282,120
         26,000   Japan Aviation Electronics Industry Limited (JA)                                                365,964
         25,500   Ultra Electronics Holdings PLC (UK)                                                             435,237
          6,000   Zodiac SA (FR)                                                                                  385,344
                                                                                                          ---------------
                                                                                                                1,468,665
                                                                                                          ---------------
AIR FREIGHT & LOGISTICS--0.3%
         61,500   Wincanton PLC (UK)                                                                              359,773
                                                                                                          ---------------
AIRLINES--0.4%
         80,100   British Airways PLC (UK)*                                                                       460,313
                                                                                                          ---------------
APPAREL RETAIL--0.4%
          5,200   Charles Voegele Holding AG (SZ)                                                                 393,730
                                                                                                          ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.6%
         15,800   Gildan Activewear, Inc. (CA)*                                                                   679,570
                                                                                                          ---------------
ASSET MANAGEMENT & CUSTODY BANKS--1.0%
          3,613   MPC Muenchmeyer Petersen Capital AG (GE)                                                        282,727
          6,000   Perpetual Trustees Australia Limited (AU)                                                       299,098
         29,100   Schroder's PLC (UK)                                                                             475,654
                                                                                                          ---------------
                                                                                                                1,057,479
                                                                                                          ---------------
AUTO PARTS & EQUIPMENT--2.0%
         14,700   Futaba Industrial Company Limited (JA)                                                          352,745
         42,300   Keihin Corporation (JA)                                                                       1,083,190
         53,000   Koito Manufacturing Company Limited (JA)                                                        814,313
                                                                                                          ---------------
                                                                                                                2,250,248
                                                                                                          ---------------
BIOTECHNOLOGY--0.3%
          4,000   Actelion Limited (SZ)*                                                                          330,873
                                                                                                          ---------------
BREWERS--0.3%
         17,500   Wolverhampton & Dudley Breweries PLC  (UK)                                                      382,398
                                                                                                          ---------------

AU  Australia
AT  Austria
BE  Belgium
CA  Canada
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
IE  Ireland
IT  Italy
JA  Japan
KR  South Korea
NE  Netherlands
NW  Norway
PT  Portugal
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
UK  United Kingdom

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
BROADCASTING & CABLE TV--0.6%
         14,100   Astral Media, Inc. (CA)                                                                 $       371,634
         60,000   Television Broadcasts Limited (HK)                                                              318,816
                                                                                                          ---------------
                                                                                                                  690,450
                                                                                                          ---------------
BUILDING PRODUCTS--0.3%
            400   Geberit AG (SZ)                                                                                 316,566
                                                                                                          ---------------
COMMODITY CHEMICALS--0.3%
          7,300   Honam Petrochemical Corporation (KR)                                                            361,082
                                                                                                          ---------------
COMMUNICATIONS EQUIPMENT--1.8%
        171,300   Carphone Warehouse PLC (UK)                                                                     816,416
         38,800   GN Store Nord AS (DE)                                                                           507,934
         47,100   Tandberg Television ASA (NW)*                                                                   622,831
                                                                                                          ---------------
                                                                                                                1,947,181
                                                                                                          ---------------
COMPUTER HARDWARE--0.3%
          3,300   Wincor Nixdorf AG (GE)                                                                          347,658
                                                                                                          ---------------
COMPUTER STORAGE & PERIPHERALS--1.1%
        523,000   Jurong Technologies Industrial Corporation Limited (SG)                                         569,333
         12,700   Logitech International SA (SZ)*                                                                 596,777
                                                                                                          ---------------
                                                                                                                1,166,110
                                                                                                          ---------------
CONSTRUCTION & ENGINEERING--5.8%
         22,000   ACS, Actividades de Construccion y Servicios SA (SP)                                            708,678
         86,900   Carillion PLC (UK)                                                                              457,526
          7,300   Eiffage SA (FR)                                                                                 789,026
          8,700   Hyundai Development Company (KR)                                                                394,183
         26,145   Kier Group PLC (UK)                                                                             535,316
          9,700   Koninklijke BAM Groep NV (NE)                                                                   814,171
         65,000   Kyowa Exeo Corporation (JA)                                                                     849,324
         27,600   Morgan Sindall PLC (UK)                                                                         441,401
         11,531   Speedy Hire PLC (UK)                                                                            164,969
          7,500   Vinci SA (FR)                                                                                   645,051
         14,100   YIT-Yhtyma Oyj (FI)                                                                             603,093
                                                                                                          ---------------
                                                                                                                6,402,738
                                                                                                          ---------------
CONSTRUCTION MATERIALS--0.8%
          3,700   Ciments Francais SA (FR)                                                                        480,952
          5,300   Imerys SA (FR)                                                                                  383,367
                                                                                                          ---------------
                                                                                                                  864,319
                                                                                                          ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.2%
          5,500   Aker Yards AS (NW)                                                                              264,027
         24,800   Hitachi Construction Machinery Company Limited (JA)                                             578,285
          8,700   Hyundai Mipo Dockyard Company Limited (KR)                                                      527,586
                                                                                                          ---------------
                                                                                                                1,369,898
                                                                                                          ---------------
CONSUMER ELECTRONICS--0.3%
          3,200   Bang & Olufsen Holding AS Class B (DE)                                                          329,038
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.4%
          9,000   Sanyo Shinpan Finance Company Limited (JA)                                              $       645,610
         18,100   Sumisho Lease Company Limited (JA)                                                              925,450
                                                                                                          ---------------
                                                                                                                1,571,060
                                                                                                          ---------------
DEPARTMENT STORES--1.0%
          5,700   Hyundai Department Store Company Limited (KR)                                                   482,683
         19,100   Izumi Company Limited (JA)                                                                      652,673
                                                                                                          ---------------
                                                                                                                1,135,356
                                                                                                          ---------------
DISTILLERS & VINTNERS--0.9%
        107,900   C&C Group PLC (IE)                                                                              689,783
         43,100   Davide Campari--Milano SPA (IT)                                                                 318,900
                                                                                                          ---------------
                                                                                                                1,008,683
                                                                                                          ---------------
DISTRIBUTORS--0.8%
         15,000   Inchcape PLC (UK)                                                                               588,696
        173,700   Pacific Brands Limited (AU)                                                                     338,716
                                                                                                          ---------------
                                                                                                                  927,412
                                                                                                          ---------------
DIVERSIFIED BANKS--3.8%
         83,400   Banco BPI SA (PT)                                                                               381,110
         22,100   Banco de Sabadell SA (SP)                                                                       579,775
         31,100   Banco Popolare di Verona e Novara Scrl (IT)                                                     629,216
         45,700   Banco Popolare di Milano (IT)                                                                   500,714
          6,300   Deutsche Postbank AG (GE)                                                                       365,306
         10,500   Jyske Bank AS (DE)*                                                                             515,670
          4,000   Natexis Banques Populaires (FR)                                                                 666,272
         17,100   OKO Bank (FI)                                                                                   240,092
         47,500   Wing Hang Bank Limited (HK)                                                                     341,837
                                                                                                          ---------------
                                                                                                                4,219,992
                                                                                                          ---------------
DIVERSIFIED CAPITAL MARKETS--1.0%
         45,000   Close Brothers Group PLC (UK)                                                                   702,641
         61,100   Record Investments Limited (AU)                                                                 364,602
                                                                                                          ---------------
                                                                                                                1,067,243
                                                                                                          ---------------
DIVERSIFIED CHEMICALS--1.0%
        114,000   Mitsubishi Gas Chemical Company, Inc.(JA)                                                     1,077,797
                                                                                                          ---------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES--0.8%
          5,700   Arrk Corporation (JA)                                                                           420,486
         90,800   Downer EDI Limited (AU)                                                                         477,930
                                                                                                          ---------------
                                                                                                                  898,416
                                                                                                          ---------------
DIVERSIFIED METALS & MINING--2.5%
         44,100   Inmet Mining Corporation (CA)                                                                 1,119,097
      1,580,000   International Ferro Metals 144A (AU)+                                                           761,184
        485,900   Oxiana Limited (AU)*                                                                            619,798
         23,500   Sims Group Limited (AU)                                                                         302,514
                                                                                                          ---------------
                                                                                                                2,802,593
                                                                                                          ---------------
DRUG RETAIL--0.3%
          7,900   Tsuruha Holdings, Inc. (JA)                                                                     363,064
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
        131,000   International Power PLC (UK)                                                            $       539,823
        128,700   Terna SPA (IT)                                                                                  317,674
         32,900   Viridian Group PLC (UK)                                                                         506,350
                                                                                                          ---------------
                                                                                                                1,363,847
                                                                                                          ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
         57,000   Dainippon Screen Manufacturing Company Limited (JA)                                             477,034
         13,700   Leoni AG (GE)                                                                                   434,663
          5,400   Nexans SA (FR)                                                                                  256,543
                                                                                                          ---------------
                                                                                                                1,168,240
                                                                                                          ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.9%
         11,400   Axalto Holding NV (FR)*                                                                         314,185
         39,400   CSR PLC (UK)*                                                                                   634,522
         14,200   Intops Company Limited (KR)                                                                     479,023
         46,900   Laird Group PLC (UK)                                                                            338,919
         35,000   Yaskawa Electric Corporation (JA)                                                               353,161
                                                                                                          ---------------
                                                                                                                2,119,810
                                                                                                          ---------------
ENVIRONMENTAL & FACILITIES SERVICES--0.4%
         20,100   Asahi Pretec Corporation (JA)                                                                   487,438
                                                                                                          ---------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.5%
          4,500   Syngenta AG (SZ)*                                                                               559,889
                                                                                                          ---------------
FOOD DISTRIBUTORS--0.3%
        126,700   Fyffes PLC (IE)                                                                                 344,986
                                                                                                          ---------------
FOOD RETAIL--0.3%
         13,500   Kesko Oyj (FI)                                                                                  382,769
                                                                                                          ---------------
GAS UTILITIES--0.2%
        336,000   Xinao Gas Holdings Limited (CN)                                                                 266,505
                                                                                                          ---------------
GENERAL MERCHANDISE STORES--0.8%
          9,600   Ryohin Keikaku Company Limited (JA)                                                             837,614
                                                                                                          ---------------
HEALTHCARE DISTRIBUTORS--0.4%
         30,700   Alliance Unichem PLC (UK)                                                                       422,838
                                                                                                          ---------------
HEALTHCARE EQUIPMENT--1.7%
         15,700   Cochlear Limited (AU)                                                                           526,326
         35,000   Elekta AB Class B (SW)                                                                          519,857
         22,400   Sysmex Corporation (JA)                                                                         854,708
                                                                                                          ---------------
                                                                                                                1,900,891
                                                                                                          ---------------
HEALTHCARE FACILITIES--0.5%
         14,800   Generale de Sante (FR)                                                                          509,861
                                                                                                          ---------------
HEALTHCARE SERVICES--0.3%
         41,000   iSOFT Group PLC (UK)                                                                            274,768
                                                                                                          ---------------
HOME IMPROVEMENT RETAIL--0.8%
         37,700   Grafton Group PLC Units (IE)*                                                                   410,607
         26,200   Nobia AB (SW)                                                                                   530,959
                                                                                                          ---------------
                                                                                                                  941,566
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
HOMEBUILDING--1.8%
         25,100   Barratt Developments PLC (UK)                                                           $       425,819
         18,100   Fadesa Inmobiliaria SA (SP)                                                                     596,548
         15,200   Joint Corporation (JA)                                                                          525,849
         20,300   Persimmon PLC (UK)                                                                              439,391
                                                                                                          ---------------
                                                                                                                1,987,607
                                                                                                          ---------------
HOTELS, RESORTS & CRUISE LINES--0.6%
        160,500   First Choice Holidays PLC (UK)                                                                  690,382
                                                                                                          ---------------
HOUSEHOLD APPLIANCES--0.4%
         15,600   Makita Corporation (JA)                                                                         383,601
                                                                                                          ---------------
HUMAN RESOURCE & EMPLOYMENT SERVICES--0.4%
         93,500   Michael Page International PLC (UK)                                                             434,360
                                                                                                          ---------------
INDUSTRIAL CONGLOMERATES--0.9%
         10,800   Aalberts Industries NV (NE)                                                                     573,434
          6,100   Rheinmetall AG (GE)                                                                             383,245
                                                                                                          ---------------
                                                                                                                  956,679
                                                                                                          ---------------
INDUSTRIAL MACHINERY--5.2%
         44,700   Charter PLC (UK)*                                                                               430,695
         30,000   JTEKT Corporation (JA)                                                                          558,358
         36,000   Makino Milling Machine Company Limited (JA)                                                     396,829
          8,900   Man AG (GE)                                                                                     474,976
         95,000   Nachi-Fujikoshi Corporation (JA)                                                                507,483
         52,000   NTN Corporation (JA)                                                                            410,938
         33,500   OSG Corporation (JA)                                                                            694,514
          1,000   Rieter Holding AG (SZ)                                                                          296,781
         22,500   Sodick Company Limited (JA)                                                                     398,737
         13,200   Stork NV (NE)                                                                                   563,973
            700   Sulzer AG (SZ)                                                                                  370,748
         67,000   Toshiba Machine Company Limited (JA)                                                            662,984
                                                                                                          ---------------
                                                                                                                5,767,016
                                                                                                          ---------------
INSURANCE BROKERS--0.3%
          8,700   April Group (FR)                                                                                359,453
                                                                                                          ---------------
INTEGRATED OIL & GAS--0.4%
         25,500   Enagas (SP)                                                                                     476,974
                                                                                                          ---------------
INTERNET SOFTWARE & SERVICES--0.6%
         10,900   Iliad SA (FR)                                                                                   674,879
                                                                                                          ---------------
IT CONSULTING & OTHER SERVICES--2.1%
         18,300   Alten (FR)*                                                                                     548,112
         17,600   Indra Sistemas, SA (SP)                                                                         343,999
        176,200   Northgate Information Solutions PLC (UK)*                                                       259,207
          7,300   Otsuka Corporation (JA)                                                                         805,300
        125,000   WM Data AB Class B (SW)                                                                         399,648
                                                                                                          ---------------
                                                                                                                2,356,266
                                                                                                          ---------------
LEISURE PRODUCTS--0.3%
         64,350   Sportingbet PLC (UK)                                                                            380,320
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE--0.4%
          5,300   CNP Assurances (FR)                                                                     $       417,876
                                                                                                          ---------------
MARINE--0.3%
        102,000   Orient Overseas International Limited (HK)                                                      345,977
                                                                                                          ---------------
METAL & GLASS CONTAINERS--0.3%
         33,500   Rexam PLC (UK)                                                                                  292,808
                                                                                                          ---------------
MULTI-LINE INSURANCE--1.0%
         15,000   Fondiaria-Sai SPA (IT)                                                                          494,022
         89,400   Milano Assicurazioni SPA (IT)                                                                   611,205
                                                                                                          ---------------
                                                                                                                1,105,227
                                                                                                          ---------------
OFFICE SERVICES & SUPPLIES--0.6%
         42,900   Buhrmann NV (NE)                                                                                631,286
                                                                                                          ---------------
OIL & GAS DRILLING--0.8%
         21,100   Ensign Energy Services, Inc. (CA)                                                               851,623
                                                                                                          ---------------
OIL & GAS EQUIPMENT & SERVICES--3.1%
         10,300   Fugro NV (NE)                                                                                   330,814
          5,300   SBM Offshore NV (NE)                                                                            428,229
         37,300   Trican Well Service Limited (CA)*                                                             1,796,817
          1,700   Vallourec SA (FR)                                                                               935,835
                                                                                                          ---------------
                                                                                                                3,491,695
                                                                                                          ---------------
OIL & GAS EXPLORATION & PRODUCTION--2.3%
         33,900   Burren Energy PLC (UK)                                                                          531,948
        206,800   Oil Search Limited (AU)                                                                         559,411
        100,000   Tanganyika Oil Company Limited (CA)*                                                            770,974
        137,400   Tullow Oil PLC (UK)                                                                             638,300
                                                                                                          ---------------
                                                                                                                2,500,633
                                                                                                          ---------------
OIL & GAS REFINING & MARKETING--1.4%
         24,700   Caltex Australia Limited (AU)                                                                   350,917
         67,000   Cosmo Oil Company Limited (JA)                                                                  335,185
         33,900   ERG SPA (IT)                                                                                    816,297
                                                                                                          ---------------
                                                                                                                1,502,399
                                                                                                          ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
         30,200   Home Capital Group, Inc. (CA)                                                                   902,753
            162   Kenedix, Inc. (JA)                                                                            1,020,613
                                                                                                          ---------------
                                                                                                                1,923,366
                                                                                                          ---------------
PACKAGED FOODS & MEATS--1.0%
          2,100   Barry Callebaut AG (SZ)                                                                         684,765
         40,000   Nisshin Seifun Group, Inc. (JA)                                                                 422,606
                                                                                                          ---------------
                                                                                                                1,107,371
                                                                                                          ---------------
PERSONAL PRODUCTS--1.4%
          8,200   Clarins SA (FR)                                                                                 454,801
          6,800   Fancl Corporation (JA)                                                                          363,828
        636,000   Hengan International Group Company Limited (HK)                                                 721,823
                                                                                                          ---------------
                                                                                                                1,540,452
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.6%
         40,000   Recordati SPA (IT)                                                                      $       275,601
         24,600   Santen Pharmaceutical Company Limited (JA)                                                      680,002
         10,200   Stada Arzneimittel AG (GE)                                                                      332,674
         17,000   Tsumura & Company (JA)                                                                          469,920
                                                                                                          ---------------
                                                                                                                1,758,197
                                                                                                          ---------------
PROPERTY & CASUALTY INSURANCE--2.8%
         42,600   Admiral Group PLC (UK)                                                                          333,500
         33,020   Dongbu Insurance Company Limited (KR)                                                           668,011
          8,700   Euler Hermes SA (FR)                                                                            784,823
         25,000   Kingsway Financial Services, Inc. (CA)                                                          505,376
         28,300   Northbridge Financial Corporation (CA)                                                          852,043
                                                                                                          ---------------
                                                                                                                3,143,753
                                                                                                          ---------------
PUBLISHING--2.2%
         33,800   EMAP PLC (UK)                                                                                   501,882
         26,300   Eniro AB (SW)                                                                                   331,047
         70,400   Informa PLC (UK)                                                                                525,396
          5,700   Lagardere SCA (FR)                                                                              438,617
         15,500   Wolters Kluwer NV (NE)                                                                          313,413
         31,000   Yell Group PLC (UK)                                                                             286,158
                                                                                                          ---------------
                                                                                                                2,396,513
                                                                                                          ---------------
REAL ESTATE INVESTMENT TRUSTS--0.3%
          2,000   Cofinimmo (BE)                                                                                  316,562
                                                                                                          ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--3.1%
      1,220,000   China Overseas Land & Investment Limited (HK)                                                   523,170
         41,100   Inmobiliaria Urbis SA (SP)                                                                      754,660
        150,000   Kerry Properties Limited (HK)                                                                   397,552
          6,100   Pirelli & C. Real Estate SPA (IT)                                                               333,633
         11,100   Urban Corporation (JA)                                                                        1,199,084
          7,800   Vivacon AG (GE)                                                                                 263,170
                                                                                                          ---------------
                                                                                                                3,471,269
                                                                                                          ---------------
REGIONAL BANKS--1.2%
          1,700   Banque Cantonale Vaudoise (SZ)                                                                  489,004
         38,100   Pusan Bank (KR)                                                                                 499,406
         27,000   Suruga Bank Limited (JA)                                                                        340,433
                                                                                                          ---------------
                                                                                                                1,328,843
                                                                                                          ---------------
RESTAURANTS--1.8%
         43,100   Elior (FR)                                                                                      566,367
         40,500   Enterprise Inns PLC (UK)                                                                        653,630
         38,000   Greene King PLC (UK)                                                                            485,461
        124,686   Restaurant Group PLC (UK)                                                                       326,089
                                                                                                          ---------------
                                                                                                                2,031,547
                                                                                                          ---------------
SEMICONDUCTOR EQUIPMENT--0.6%
         15,600   ASM International NV (NE)*                                                                      261,878
         14,000   Ulvac, Inc. (JA)                                                                                433,290
                                                                                                          ---------------
                                                                                                                  695,168
                                                                                                          ---------------

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS--0.9%
          9,300   Micronas Semiconductor Holding AG (SZ)*                                                 $       307,853
      1,536,000   Solomon Systech International Limited (HK)                                                      638,869
                                                                                                          ---------------
                                                                                                                  946,722
                                                                                                          ---------------
SPECIALIZED FINANCE--1.3%
          7,000   Deutsche Boerse AG (GE)                                                                         716,160
         24,800   Ricoh Leasing Company Limited (JA)                                                              706,559
                                                                                                          ---------------
                                                                                                                1,422,719
                                                                                                          ---------------
SPECIALTY CHEMICALS--3.0%
         14,300   Koninklijke DSM NV (NE)                                                                         584,054
        105,000   Nippon Shokubai Company Limited (JA)                                                          1,188,578
            700   Sika AG (SZ)*                                                                                   580,626
          4,300   Umicore (BE)                                                                                    507,020
         45,100   Victrex PLC (UK)                                                                                516,803
                                                                                                          ---------------
                                                                                                                3,377,081
                                                                                                          ---------------
SPECIALTY STORES--0.4%
         55,000   WH Smith PLC (UK)                                                                               411,175
                                                                                                          ---------------
STEEL--3.1%
          4,700   Boehler-Uddeholm AG (AT)                                                                        795,111
         12,300   IPSCO, Inc. (CA)                                                                              1,023,254
        259,000   Nisshin Steel Company Limited (JA)                                                              836,724
         32,600   Rautaruukki Oyj (FI)                                                                            793,098
                                                                                                          ---------------
                                                                                                                3,448,187
                                                                                                          ---------------
SYSTEMS SOFTWARE--0.4%
          8,300   Software AG (GE)                                                                                404,928
                                                                                                          ---------------
THRIFTS & MORTGAGE FINANCE--0.3%
          7,300   Hypo Real Estate Holding AG (GE)                                                                379,735
                                                                                                          ---------------
TIRES & RUBBER--1.5%
          9,300   Continental AG (GE)                                                                             824,636
         60,000   Sumitomo Rubber Industries Limited (JA)                                                         854,708
                                                                                                          ---------------
                                                                                                                1,679,344
                                                                                                          ---------------
TRADING COMPANIES & DISTRIBUTORS--1.6%
         59,300   BSS Group PLC (UK)                                                                              324,456
         23,100   Hitachi High-Technologies Corporation (JA)                                                      577,818
         47,300   SIG PLC (UK)                                                                                    594,098
          8,000   Univar NV (NE)                                                                                  312,537
                                                                                                          ---------------
                                                                                                                1,808,909
                                                                                                          ---------------
WATER UTILITIES--0.3%
         25,500   Kelda Group PLC (UK)                                                                            339,591
                                                                                                          ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
         22,100   MobilCom AG (GE)                                                                                486,373
        283,000   MobileOne Limited (SG)                                                                          360,835
                                                                                                          ---------------
                                                                                                                  847,208
                                                                                                          ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$98,375,386)                                                                                           108,940,161
                                                                                                          ---------------

     SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (FOREIGN)--1.1%
HEALTHCARE EQUIPMENT--0.5%
          3,700   Fresenius AG Preferred (GE)                                                             $       501,101
                                                                                                          ---------------
HOUSEHOLD PRODUCTS--0.6%
          6,700   Henkel KGAA Preferred (GE)                                                                      674,204
                                                                                                          ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$1,116,864)                                                                                              1,175,305
                                                                                                          ---------------

PRINCIPAL AMOUNT                                                                                           AMORTIZED COST
-------------------------------------------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--0.8%
SPECIAL PURPOSE ENTITY--0.8%
$       900,000   CAFCO LLC
                  4.12% 1/3/06~                                                                           $       899,794
                                                                                                          ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$899,794)                                                                                        899,794
                                                                                                          ---------------
TOTAL INVESTMENTS--100.0%
(TOTAL COST--$100,392,044)                                                                                    111,015,260
                                                                                                          ---------------
OTHER ASSETS AND LIABILITIES--(0.0%)                                                                              (53,204)
                                                                                                          ---------------
NET ASSETS--100.0%                                                                                        $   110,962,056
                                                                                                          ===============

NOTES TO STATEMENT OF INVESTMENTS

*    NON-INCOME PRODUCING.
+ SECURITIES WERE ACQUIRED PURSUANT TO RULE 144A AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $761,184, OR 0.7%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $899,794, OR 0.8%, OF THE FUND'S NET ASSETS AS OF
     DECEMBER 31, 2005.

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                                $   100,392,044
                                                                              ---------------
Investment securities, at market                                                  111,015,260
Cash                                                                                  206,508
Foreign currency (cost $5,205)                                                          5,208
Receivables:
  Capital shares sold                                                                 159,902
  Dividends and interest                                                               79,819
Other assets                                                                          221,627
                                                                              ---------------
Total Assets                                                                      111,688,324
                                                                              ---------------

LIABILITIES
Payables and other accrued liabilities:
  Capital shares redeemed                                                             393,774
  Advisory fees                                                                        92,631
  Shareholder servicing fees                                                           14,965
  Accounting fees                                                                       9,263
  Distribution fees                                                                    30,292
  Transfer agency fees                                                                 38,691
  Custodian fees                                                                        2,429
  Directors' deferred compensation                                                     99,651
  Other                                                                                44,572
                                                                              ---------------
Total Liabilities                                                                     726,268
                                                                              ---------------
Net Assets                                                                    $   110,962,056
                                                                              ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                       $   219,057,625
Accumulated net investment loss                                                       (80,032)
Accumulated net realized loss from security and foreign currency transactions (net of foreign taxes paid on Thailand and Indian
  investments of $159,639 and $388,198, respectively)                            (118,655,420)
Net unrealized appreciation on investments
  and foreign currency translation                                                 10,639,883
                                                                              ---------------
Total                                                                         $   110,962,056
                                                                              ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                                    $    22,106,639
Shares Outstanding                                                                  1,099,900
Net Asset Value, Redemption Price Per Share                                   $         20.10
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)               $         21.33

CLASS B
Net Assets                                                                    $    16,420,825
Shares Outstanding                                                                    858,319
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share            $         19.13

CLASS C
Net Assets                                                                    $     7,567,754
Shares Outstanding                                                                    395,805
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share            $         19.12

CLASS F
Net Assets                                                                    $    64,112,155
Shares Outstanding                                                                  3,188,496
Net Asset Value, Offering and Redemption Price Per Share                      $         20.11

CLASS R
Net Assets                                                                    $       310,412
Shares Outstanding                                                                     15,835
Net Asset Value, Offering and Redemption Price Per Share                      $         19.60

CLASS T
Net Assets                                                                    $       444,271
Shares Outstanding                                                                     23,186
Net Asset Value, Redemption Price Per Share                                   $         19.16
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)               $         20.06

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                     $     1,475,613
Interest                                                                              129,326
Foreign taxes withheld                                                               (119,049)
                                                                              ---------------
Total Investment Income                                                             1,485,890
                                                                              ---------------
EXPENSES
Advisory fees--Note 2                                                               1,129,577
Shareholder servicing fees--Note 2                                                    175,671
Accounting fees--Note 2                                                               112,958
Distribution fees--Note 2                                                             355,792
Transfer agency fees--Note 2                                                          140,350
Registration fees                                                                      61,245
Postage and mailing expenses                                                           13,805
Custodian fees and expenses--Note 2                                                   550,733
Printing expenses                                                                      49,750
Legal and audit fees                                                                   40,100
Directors' fees and expenses--Note 2                                                   38,160
Other expenses                                                                         92,731
                                                                              ---------------
  Total Expenses                                                                    2,760,872
  Earning Credits                                                                     (10,913)
  Reimbursed/Waived Expenses                                                         (168,475)
  Expense Offset to Broker Commissions                                                 (5,945)
                                                                              ---------------
  Net Expenses                                                                      2,575,539
                                                                              ---------------
Net Investment Loss                                                                (1,089,649)
                                                                              ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
  Security Transactions (net of foreign taxes paid on Thailand
    and Indian investments of $168,588 and $674,195, respectively)                 19,783,095
Foreign Currency Transactions                                                        (114,519)
                                                                              ---------------
Net Realized Gain                                                                  19,668,576
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                                      46,812
                                                                              ---------------
Net Realized and Unrealized Gain                                                   19,715,388
                                                                              ---------------
Net Increase in Net Assets Resulting from Operations                          $    18,625,739
                                                                              ===============

     SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED           YEAR ENDED
                                                                    DECEMBER 31, 2005    DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                                                 $      (1,089,649)   $      (1,171,904)
Net Realized Gain on Security and Foreign
  Currency Transactions                                                    19,668,576           20,009,742
Net Change in Unrealized Appreciation/Depreciation
  of Investments and Foreign Currency Translation                              46,812           (1,026,156)
                                                                    -----------------    -----------------
Net Increase in Net Assets Resulting from Operations                       18,625,739           17,811,682
                                                                    -----------------    -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                                  (1,068,075)          (9,809,094)
  Class B                                                                  (4,356,640)          (2,918,121)
  Class C                                                                  (3,909,744)          (1,725,859)
  Class F                                                                 (22,526,616)         (14,537,401)
  Class R                                                                      73,085               22,994
  Class T                                                                    (144,420)             (87,939)
                                                                    -----------------    -----------------
Net Decrease from Capital Share Transactions                              (31,932,410)         (29,055,420)
                                                                    -----------------    -----------------
Net Decrease in Net Assets                                                (13,306,671)         (11,243,738)
                                                                    -----------------    -----------------

NET ASSETS
Beginning of Year                                                   $     124,268,727    $     135,512,465
                                                                    -----------------    -----------------
End of Year                                                         $     110,962,056    $     124,268,727
                                                                    =================    =================

Accumulated Net Investment Loss                                     $         (80,032)   $         (83,936)

     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.76     $    14.24     $     8.14     $     9.68     $    14.18
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.14)(a)      (0.11)(a)       0.10          (0.16)         (0.14)
Net realized and unrealized gains
  (losses) on securities                                   3.48           2.63           6.00          (1.38)         (4.36)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.34           2.52           6.10          (1.54)         (4.50)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    20.10     $    16.76     $    14.24     $     8.14     $     9.68
                                                     ======================================================================

TOTAL RETURN(b)                                           19.93%         17.70%         74.94%        (15.91%)       (31.74%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   22,107     $   19,726     $   27,252     $    9,422     $   14,033
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.14%          1.92%          2.45%          2.24%          1.88%
Expenses with reimbursements,
  earnings credits and  brokerage offsets                  2.12%          1.92%          2.45%          2.24%          1.87%
Net investment loss                                       (0.82%)        (0.77%)        (0.83%)        (0.80%)        (0.26%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.29% (2005), 2.02% (2004), 2.54%
     (2003), 2.27% (2002), AND 1.88% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.09     $    13.79     $     7.95     $     9.54     $    14.08
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.28)(a)      (0.23)(a)      (0.31)         (0.29)         (0.18)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.53           6.15          (1.30)         (4.36)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.04           2.30           5.84          (1.59)         (4.54)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.13     $    16.09     $    13.79     $     7.95     $     9.54
                                                     ======================================================================

TOTAL RETURN(b)                                           18.89%         16.68%         73.46%        (16.67%)       (32.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  (000s)                      $   16,421     $   17,917     $   18,198     $   12,810     $   19,661
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.98%          2.79%          3.30%          3.09%          2.66%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.97%          2.78%          3.29%          3.09%          2.64%
Net investment loss                                       (1.66%)        (1.63%)        (1.44%)        (1.64%)        (1.06%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.13% (2005), 2.89% (2004), 3.38%
     (2003), 3.12% (2002), AND 2.66% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $    16.07     $    13.76     $     7.93     $     9.52     $    14.06
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.27)(a)      (0.22)(a)      (0.01)         (0.35)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.53           5.84          (1.24)         (4.32)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.05           2.31           5.83          (1.59)         (4.54)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.12     $    16.07     $    13.76     $     7.93     $     9.52
                                                     ======================================================================

TOTAL RETURN(b)                                           18.98%         16.79%         73.52%        (16.70%)       (32.29%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    7,568     $   10,249     $   10,639     $    5,268     $    8,928
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.93%          2.71%          3.25%          3.06%          2.67%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.92%          2.70%          3.25%          3.05%          2.65%
Net investment loss                                       (1.60%)        (1.55%)        (1.43%)        (1.58%)        (1.08%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 3.08% (2005), 2.81% (2004), 3.34%
     (2003), 3.08% (2002), AND 2.67% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.76     $    14.24     $     8.13     $     9.67     $    14.17
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.13)(a)      (0.11)(a)      (0.14)         (0.23)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.48           2.63           6.25          (1.31)         (4.28)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.35           2.52           6.11          (1.54)         (4.50)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    20.11     $    16.76     $    14.24     $     8.13     $     9.67
                                                     ======================================================================

TOTAL RETURN                                              19.99%         17.70%         75.15%        (15.93%)       (31.76%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   64,112     $   75,677     $   78,759     $   50,742     $   78,574
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(b)          2.10%          1.90%          2.31%          2.18%          1.92%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.08%          1.89%          2.31%          2.18%          1.90%
Net investment loss                                       (0.76%)        (0.75%)        (0.45%)        (0.74%)        (0.30%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.24% (2005), 2.00% (2004), 2.40%
     (2003), 2.21% (2002), AND 1.92% (2001).
(c). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    16.31     $    13.82     $     7.87     $     9.56     $    14.22
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                              (0.12)(a)      (0.07)(a)       0.54          (0.81)         (0.17)
Net realized and unrealized gains
  (losses) on securities                                   3.41           2.56           5.41          (0.88)         (4.49)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.29           2.49           5.95          (1.69)         (4.66)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.60     $    16.31     $    13.82     $     7.87     $     9.56
                                                     ======================================================================

TOTAL RETURN                                              20.17%         18.02%         75.60%        (17.68%)       (32.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      310     $      190     $      142     $       37     $       76
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(b)          1.91%          1.68%          2.08%          3.94%          1.86%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   1.89%          1.68%          2.07%          3.91%          1.84%
Net investment loss                                       (0.69%)        (0.51%)        (0.32%)        (2.20%)        (0.08%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.08% (2005), 1.79% (2004), 2.17%
     (2003), 4.65% (2002), AND 2.78% (2001).
(c). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED
                                                                              DECEMBER 31,
                                                        2005            2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA
Net Asset Value, beginning of year                   $    16.05     $    13.70     $     7.87     $     9.50     $    14.14
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.21)(a)      (0.17)(a)      (0.24)         (0.45)         (0.22)
Net realized and unrealized gains
  (losses) on securities                                   3.32           2.52           6.07          (1.18)         (4.42)
                                                     ----------------------------------------------------------------------
Total from investment operations                           3.11           2.35           5.83          (1.63)         (4.64)
---------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00           0.00           0.00           0.00           0.00
From net realized gains                                    0.00           0.00           0.00           0.00           0.00
                                                     ----------------------------------------------------------------------
Total distributions                                        0.00           0.00           0.00           0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    19.16     $    16.05     $    13.70     $     7.87     $     9.50
                                                     ======================================================================

TOTAL RETURN(b)                                           19.38%         17.15%         74.08%        (17.16%)       (32.82%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      444     $      510     $      522     $      345     $      538
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
  but no earnings credits or brokerage offsets(c)          2.55%          2.37%          3.07%          4.03%          3.16%
Expenses with reimbursements,
  earnings credits and brokerage offsets                   2.54%          2.36%          3.07%          4.03%          3.14%
Net investment loss                                       (1.24%)        (1.21%)        (1.06%)        (2.69%)        (1.60%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  729%           648%           707%           495%           704%

(a). COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b). SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c). CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.70% (2005), 2.47% (2004), 3.16%
     (2003), 4.05% (2002), AND 3.16% (2001).
(d). PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a large portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $62,975 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $17,925 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
         ------------------------------------------------------------
         Class A                                          $    29,057
         Class B                                          $    41,805
         Class C                                          $    16,255
         Class R                                          $       377
         Class T                                          $     1,466

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,768 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $33,465 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $169,073 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                              DISTRIBUTION        SHAREHOLDER
                                                  FEES          SERVICING FEES
         ---------------------------------------------------------------------
         Class A                                       N/A      $       49,696
         Class B                              $    125,953      $       41,984
         Class C                              $     59,626      $       19,876
         Class T                              $      1,140      $        1,140

During the year ended December 31, 2005, DSC retained $5,945 in sales commissions from the sales of Class A shares. DSC also retained $42,377 and $5,578 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

            TIME PERIOD                             AMOUNT OF WAIVER
         -----------------------------------------------------------
         9/1/04 to 8/31/05                            $    200,000
         9/1/05 to 8/31/06                            $    200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $168,475, which reduced the amount paid to Mellon Bank to $382,258.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

OTHER--During the year ended December 31, 2005, Founders reimbursed the Fund $16,414 for a trading error. This amount is not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, passive foreign investment corporations, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET         UNDISTRIBUTED NET            PAID-IN
         INVESTMENT INCOME     REALIZED GAINS AND LOSSES        CAPITAL
         -----------------------------------------------------------------
           $   1,093,553               $   947,703           $  (2,041,26)

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $22,152,833. Accumulated capital losses as of December 31, 2005 were:

           EXPIRATION                                     AMOUNT
           ---------------------------------------------------------
           2009                                      $   105,273,118
           2010                                      $    11,833,084
                                                     ---------------
                                                     $   117,106,202
                                                     ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

           Post-October Capital Loss Deferral                     $  (1,461,360)
           Other Book/Tax Differences                             $     (22,487)
           Federal Tax Cost                                       $ 100,520,780
           Gross Tax Appreciation of Investments                  $  11,019,446
           Gross Tax Depreciation of Investments                  $    (524,966)
           Net Tax Appreciation                                   $  10,494,480

Certain foreign countries impose a tax on capital gains, which is accrued by the Fund based on unrealized appreciation on affected securities. This unrealized appreciation is not included in the table above. The tax is paid when the gain is realized.

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                             YEAR ENDED                     YEAR ENDED
                                                          DECEMBER 31, 2005              DECEMBER 31, 2004
                                                       SHARES          AMOUNT           SHARES          AMOUNT
CLASS A
Sold                                                   431,931    $    7,916,442        871,718    $   12,893,364
Redeemed                                              (509,206)   $   (8,984,517)     1,608,411)   $  (22,702,458)
                                                    -------------------------------------------------------------
Net Decrease                                           (77,275)   $   (1,068,075)      (736,693)   $   (9,809,094)
                                                    =============================================================
CLASS B
Sold                                                    19,176    $      327,743         40,534    $      591,588
Redeemed                                              (274,566)   $   (4,684,383)      (246,693)   $   (3,509,709)
                                                    -------------------------------------------------------------
Net Decrease                                          (255,390)   $   (4,356,640)      (206,159)   $   (2,918,121)
                                                    =============================================================
CLASS C
Sold                                                    77,684    $    1,393,853        156,715    $    2,350,643
Redeemed                                              (319,650)   $   (5,303,597)      (291,948)   $   (4,076,502)
                                                    -------------------------------------------------------------
Net Decrease                                          (241,966)   $   (3,909,744)      (135,233)   $   (1,725,859)
                                                    =============================================================
CLASS F
Sold                                                   456,877    $    8,160,585        925,441    $   13,691,198
Redeemed                                            (1,783,478)   $  (30,687,201)    (1,942,721)   $  (28,228,599)
                                                    -------------------------------------------------------------
Net Decrease                                        (1,326,601)   $  (22,526,616)    (1,017,280)   $  (14,537,401)
                                                    =============================================================
CLASS R
Sold                                                    25,002    $      458,697         19,297    $      276,727
Redeemed                                               (20,814)   $     (385,612)       (17,956)   $     (253,733)
                                                    -------------------------------------------------------------
Net Increase                                             4,188    $       73,085          1,341    $       22,994
                                                    =============================================================
CLASS T
Sold                                                     4,248    $       79,625          2,301    $       33,146
Redeemed                                               (12,834)   $     (224,045)        (8,628)   $     (121,085)
                                                    -------------------------------------------------------------
Net Decrease                                            (8,586)   $     (144,420)        (6,327)   $      (87,939)
                                                    =============================================================

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $797,777,980 and $826,404,342, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively small group of funds selected by Lipper and a larger universe of funds also selected by Lipper. The Lipper materials further included graphs depicting each Fund's Class F one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

Passport Fund's performance for the one-year period ended December 31, 2004 placed it in the fifth quintile of its Lipper performance group, with the Fund ranking eighth out of nine Lipper-selected "peer funds," and in the fifth quintile of its Lipper international small/mid-cap growth fund performance universe, ranking 68th of 76 funds. The directors further observed that the Fund's longer-term performance rankings were significantly better, with the Fund ranking in the first quintile of its Lipper performance group and universe in calendar year 2003. The Fund's three-year performance results ended December 31, 2004 placed it in the third quintile of its Lipper performance group and in the second quintile of its Lipper performance universe.(1) The directors expressed concern that Passport Fund ranked in the lowest quintile of its Lipper group for the one-year period ended December 31, 2004 with respect to the Fund's performance, total expenses, brokerage commissions and portfolio turnover rate. The directors determined that it would be preferable for the Fund to be managed in a manner that would reduce its portfolio turnover rate to assist in addressing these issues, and asked Founders to report back to them with possible alternatives. Subsequently, Founders, in consultation with the directors, determined to have a new team manage the Fund's portfolio. This new team assumed portfolio management responsibilities for the Fund in November 2005.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS REFLECT APPLICABLE FEE WAIVERS, BUT DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Passport Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the fifth lowest of nine "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than five of the nine funds in its group. The Fund's management fees were in the third quintile of its Lipper expense universe, placing 15th lowest of 25 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' Management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President--Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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                                       53
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                                       54
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



FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
PASSPORT FUND                           DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0281AR1205

        Dreyfus Founders
        Worldwide Growth Fund




        ANNUAL REPORT     December 31, 2005



[LION GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) [DREYFUS LOGO]
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                        3
Fund Expenses                                                             10
Statement of Investments                                                  12
Statement of Assets and Liabilities                                       19
Statement of Operations                                                   21
Statements of Changes in Net Assets                                       22
Financial Highlights                                                      23
Notes to Financial Statements                                             29
Report of Independent Registered Public Accounting Firm                   38
Factors Considered in Renewing the Advisory Agreement                     39
Your Board Representatives                                                47

        -----------------------------------------------------------
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        online as soon as it's available.  Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.
        -----------------------------------------------------------




INVESTMENT MANAGER                             DISTRIBUTOR

Founders Asset Management LLC                  Dreyfus Service Corporation
A MELLON FINANCIAL COMPANY(SM)                 200 Park Avenue
210 University Boulevard, Suite 800            New York, NY 10166
Denver, CO 80206

The views expressed in the management overview reflect those of the portfolio managers only through the end of the period covered and do not necessarily represent the views of Founders or any other person in the Founders organization. Any such views are subject to change at any time based upon market or other conditions and Founders disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus Founders Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus Founders Fund. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2005. The amounts of these holdings are included in the Statement of Investments.

             NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW
(UNAUDITED)

[PHOTO OF REMI J. BROWNE]

[PHOTO OF DANIEL B. LEVAN]

[PHOTO OF JEFFREY R. SULLIVAN]

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT; DANIEL B. LEVAN, CFA, SECOND FROM LEFT; JEFFREY R. SULLIVAN, CFA, THIRD FROM LEFT; AND JOHN B. JARES, CFA, RIGHT, REGARDING FUND PERFORMANCE FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005.

STRONG GLOBAL EQUITY MARKETS

Markets were strong around the world in 2005 as 21 of 23 countries and 9 of 10 economic sectors posted gains in the Morgan Stanley Capital International (MSCI) World Index. Japan was one of the best performing markets during the year with a 25.6% return, as investors became increasingly convinced the Japanese economy is on a sustained growth path, following years of deflation and a prolonged period of underperformance in the international equity markets. Among the global sectors, energy was the best performer in the Index with a 29% return, driven primarily by strong demand for oil and natural gas. The lone weak spot was found in the Index's telecommunications services sector, which declined nearly 9% as investors grew impatient with the size of investments telecom companies were making and the lack of returns they were providing.

     In the United States, robust corporate profit growth and a strong economy led to positive performance from equity markets. Moderate inflation and a still-strong housing market combined to positively impact numerous economic indicators. The actions of the Federal Reserve in raising the federal funds rate to 4.25% by the end of the period did dampen investor sentiment somewhat; however analysts expected an end to the tightening cycle by mid-2006.

[SIDENOTE]

"OUR STOCK-BY-STOCK RESEARCH APPROACH SERVED THE FUND WELL OVERALL, AS IT PRODUCED A POSITIVE IMPACT TO THE FUND'S RELATIVE RETURN."

The Fund's investment strategy did not change during the 12-month period.

Although we are benchmark-aware, we continued to analyze companies individually through proprietary analysis, Wall Street data and meetings with company management, among other resources, to seek high-growth opportunities at attractive valuations. This stock-by-stock research approach served the Fund well overall, as the Dreyfus Founders Worldwide Growth Fund's return exceeded the 9.49% return of its benchmark, the Morgan Stanley Capital International
(MSCI) World Index, for the 12-month period ended December 31, 2005.(1)

STANDOUT MARKET PERFORMERS

The energy and materials sectors exhibited strong performance during the year. Performance was driven by surging commodity prices--crude oil prices topped $70 a barrel, copper rose above $2 a pound and gold increased to over $500 an ounce--and robust demand in the emerging markets such as China and India. At the industry level, drilling firms in the energy sector and mining companies in the materials sector performed exceptionally well during the year.

COUNTRY PERFORMANCE IMPACTED FUND

On a country level, underweight exposures to the United States and Hong Kong, paired with strong stock selection, boosted the Fund's relative return. An overweight position coupled with solid stock picking in Switzerland also produced positive results for the Fund. Fund performance was weakened by stock selection in Japan and the United Kingdom, and a relative underweight position in Canada.

INDUSTRIALS, IT AND CONSUMER DISCRETIONARY OUTPERFORMED

The Fund's main investment approach, to search stock-by-stock for the greatest opportunities for growth, helped the Fund as every sector except energy benefited from positive stock selection. The industrials sector led the pack, with names such as U.S.-based airlines companies US AIRWAYS GROUP,

----------
(1) Excluding sales charges, which result in lower returns for certain share classes. Please see page 7 for Average Annual Total Returns for all share classes, including and excluding sales charges.

[SIDENOTE]

SECTORS BENEFITING THE FUND

Industrials
Information Technology
Consumer Discretionary

INC. and AMR CORPORATION, parent company of American Airlines, and Japanese commodity-trading company MITSUBISHI CORPORATION all exhibiting strong performance during the period. AMR and US Airways experienced better-than-expected financial returns due to improved pricing driven by industry consolidation and cost controls. The Fund benefited from its exposure to Mitsubishi, which saw a 71% price increase during the Fund's holding period.

    The information technology (IT) sector also positively impacted the Fund's annual performance through strong-performing issues such as APPLE COMPUTER, INC. The popularity of Apple's iPod digital music products and Macintosh computers helped drive the company's stock price.

    An effective selection of consumer discretionary stocks also aided the Fund's performance. Japanese consumer electronics retailer YAMADA DENKI advanced after the firm reported results that included a 41% rise in consolidated recurring profit, exceeding the company's initial target.

    In addition, noteworthy individual issues were found across nearly all sectors. Among the top performers were consumer staples name Gillette Company and healthcare holding Genentech, Inc. Gillette was acquired by Procter & Gamble Company during the period for a significant premium, boosting Gillette's return, and Genentech showed solid revenue and earnings growth.

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)
 1. ACCENTURE LIMITED CLASS A (United States; ACN)                         1.82%
 2. ROYAL CARIBBEAN CRUISES LIMITED (United States; RCL)                   1.80%
 3. MICROSOFT CORPORATION (United States; MSFT)                            1.60%
 4. LINEAR TECHNOLOGY CORPORATION (United States; LLTC)                    1.59%
 5. APPLE COMPUTER, INC. (United States; AAPL)                             1.52%
 6. AMR CORPORATION (United States; AMR)                                   1.49%
 7. HOME DEPOT, INC. (United States; HD)                                   1.45%
 8. PIXAR, INC. (United States; PIXR)                                      1.39%
 9. MITSUBISHI CORPORATION (Japan; 8058)                                   1.33%
10. SLM CORPORATION (United States; SLM)                                   1.31%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

GROWTH OF $10,000 INVESTMENT

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL 1-800-525-2440 TO OBTAIN THE MOST RECENT MONTH-END PERFORMANCE DATA.

[CHART TO COME]

The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/95 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers. THESE FIGURES DO NOT REFLECT THE MAXIMUM SALES CHARGES APPLICABLE TO CLASS A, B, C, OR T SHARES OF THE FUND. FOR THESE SHARE CLASSES, APPLYING THESE CHARGES WILL RESULT IN LOWER RETURNS FOR INVESTORS.

The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/05

                                         1         5       10       SINCE
CLASS (INCEPTION DATE)                  YEAR     YEARS    YEARS   INCEPTION
---------------------------------------------------------------------------
A SHARES (12/31/99)
With sales charge (5.75%)               4.49%    (3.22%)     --    (6.61%)
Without sales charge                   10.84%    (2.07%)     --    (5.68%)

B SHARES (12/31/99)
With redemption*                        6.14%    (3.09%)     --    (6.48%)
Without redemption                     10.14%    (2.70%)     --    (6.35%)

C SHARES (12/31/99)
With redemption**                       9.18%    (3.08%)     --    (6.66%)
Without redemption                     10.18%    (3.08%)     --    (6.66%)

F SHARES (12/29/89)                    10.89%    (1.89%)   3.81%    7.65%

R SHARES (12/31/99)                    11.88%    (1.38%)     --    (5.15%)

T SHARES (12/31/99)
With sales charge (4.50%)               5.47%    (4.08%)     --    (7.40%)
Without sales charge                   10.46%    (3.19%)     --    (6.68%)

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, fee waivers for certain share classes, and adjustments for financial statement purposes. Investments in foreign securities entail unique risks, including political, market, and currency risks.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

ENERGY AND FINANCIALS POSITIONS HURT RETURN

The Fund's relative performance was negatively impacted by both an underweight position and poor stock selection in the energy sector. Also, an underweight position in the financials sector hurt relative performance for the Fund.

SELECT ISSUES HAMPERED THE FUND

Although the Fund fared well in the industrials, information technology, consumer discretionary and telecommunications services sectors, select issues in these sectors hampered the Fund's return. Industrials name W.W. Grainger, Inc. negatively impacted the Fund, while information technology holdings Maxim Integrated Products, Inc. and Xilinx, Inc. declined during the period. Favorable demand and trends for Maxim's analog semiconductor offerings were offset by concerns over the company's deteriorating gross margins.

    Consumer discretionary offering COMCAST CORPORATION experienced a slow ramp-up into its cable telephony offering and sluggish trends in video services. ROYAL CARIBBEAN CRUISES LIMITED also experienced a decline as investors grew concerned with the effect high oil prices may have on the company. DreamWorks Animation SKG, Inc. had a revenue shortfall from its DVD sales. Higher spending levels also resulted in materially lower earnings-per-share results for the company, and the Fund exited its position based on this

[CHART]

PORTFOLIO COMPOSITION OF NET ASSETS

United States               46.68%
Japan                       12.64%
United Kingdom               9.95%
France                       4.19%
Switzerland                  3.94%
Germany                      3.70%
Netherlands                  2.70%
Canada                       2.48%
Other Countries             10.98%
Cash & Equivalents           2.74%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

decline. The Fund, however, retained a position in Comcast and Royal
Caribbean at the end of the period, as we believed these companies' respective growth opportunities remained viable.

    Telecommunications giant VODAFONE GROUP PLC slid after announcing its commitment to the highly competitive Japanese market. Vodafone emphasized its plan to increase market share in Japan through more aggressive marketing, which was expected to cause further margin deterioration. Although the Fund did not sell its full position in Vodafone, it ended the period with a smaller position in the company.

IN CONCLUSION

As we enter 2006, global growth appears to be strong and gaining traction as monetary policies around the world continue to be accommodative. The market is suggesting that we may be near the end of the U.S. Federal Reserve's tightening cycle, lending further support to equity markets. Naturally, any gains in the global equity markets could be tempered if negative events occur on the geopolitical landscape.

    As always, our focus is on seeking companies with improving business momentum and attractive valuations, regardless of sector or country, or the direction of the market.


/s/ Remi J. Browne                           /s/ Daniel B. LeVan

Remi J. Browne, CFA                          Daniel B. LeVan, CFA
Co-Portfolio Manager                         Co-Portfolio Manager


/s/ Jeffrey R. Sullivan                      /s/ John B. Jares

Jeffrey R. Sullivan, CFA                     John B. Jares, CFA
Co-Portfolio Manager                         Co-Portfolio Manager

[SIDE NOTE]

SECTORS DETRACTING FROM THE FUND

Energy
Financials
Utilities

FUND EXPENSES
(UNAUDITED)

As a shareholder of the Fund, depending on the class of shares of the Fund you own, you incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges; and (2) ongoing costs, including management fees, Rule 12b-1 fees, shareholder services fees, and other expenses. The expense example shown below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The expense example is based on an investment of $1,000 on July 1, 2005 and held through December 31, 2005.

ACTUAL EXPENSES The numbers included in the expense example in the rows with the word "Actual" in the title provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number under the column heading entitled "Expenses Paid During Period" for the class of shares you own to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES The numbers included in the expense example in the rows with the word "Hypothetical" in the title provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the hypothetical expenses in the expense example for the class of shares you own with the hypothetical expenses that appear in the shareholder reports of other funds.

Please note that the expenses shown in the expense example are meant to highlight your ongoing costs only and do not reflect the transaction costs described above. Therefore, the hypothetical expenses in the expense example are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLE

                                  BEGINNING       ENDING        EXPENSES PAID
                                ACCOUNT VALUE  ACCOUNT VALUE    DURING PERIOD*
                                  (7/1/05)       (12/31/05)   (7/1/05-12/31/05)
-------------------------------------------------------------------------------
CLASS A ACTUAL                  $    1,000.00  $    1,060.39  $           10.02
CLASS A HYPOTHETICAL                 1,000.00       1,015.35               9.85

CLASS B ACTUAL                       1,000.00       1,058.88              13.86
CLASS B HYPOTHETICAL                 1,000.00       1,011.58              13.63

CLASS C ACTUAL                       1,000.00       1,058.78              13.91
CLASS C HYPOTHETICAL                 1,000.00       1,011.53              13.68

CLASS F ACTUAL                       1,000.00       1,060.60              10.08
CLASS F HYPOTHETICAL                 1,000.00       1,015.30               9.90

CLASS R ACTUAL                       1,000.00       1,064.22               7.49
CLASS R HYPOTHETICAL                 1,000.00       1,017.85               7.35

CLASS T ACTUAL                       1,000.00       1,059.74              11.84
CLASS T HYPOTHETICAL                 1,000.00       1,013.57              11.64

*Expenses are equal to each Class's respective annualized expense ratio, shown below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EXPENSE RATIOS

These expense ratios reflect reimbursements and/or waivers of expenses by the Fund's investment adviser or its affiliates, earnings credits and brokerage offsets.

                                      EXPENSE RATIO
---------------------------------------------------
CLASS A                                   1.93%
CLASS B                                   2.67%
CLASS C                                   2.68%
CLASS F                                   1.94%
CLASS R                                   1.44%
CLASS T                                   2.28%

STATEMENT OF INVESTMENTS
December 31, 2005

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)--46.4%
AIRLINES--2.2%
      38,538    AMR Corporation*                                         $       856,702
      11,685    US Airways Group, Inc.*                                          433,981
                                                                         ---------------
                                                                               1,290,683
                                                                         ---------------
APPLICATION SOFTWARE--0.7%
       9,198    Autodesk, Inc.                                                   395,054
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.6%
       6,524    Northern Trust Corporation                                       338,074
                                                                         ---------------
BIOTECHNOLOGY--0.9%
       3,939    Amgen, Inc.*                                                     310,630
       5,330    ImClone Systems, Inc.*                                           182,499
                                                                         ---------------
                                                                                 493,129
                                                                         ---------------
BROADCASTING & CABLE TV--0.9%
      20,874    Comcast Corporation Special Class A*                             536,253
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--0.6%
      16,685    Motorola, Inc.                                                   376,914
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
      13,326    Best Buy Company, Inc.                                           579,414
                                                                         ---------------
COMPUTER HARDWARE--2.5%
      12,152    Apple Computer, Inc.*                                            873,607
      20,998    Hewlett-Packard Company                                          601,173
                                                                         ---------------
                                                                               1,474,780
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--1.0%
      41,314    EMC Corporation*                                                 562,697
                                                                         ---------------
CONSUMER FINANCE--1.3%
      13,743    SLM Corporation                                                  757,102
                                                                         ---------------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
       7,273    Automatic Data Processing, Inc.                                  333,758
                                                                         ---------------
DEPARTMENT STORES--2.1%
       5,525    J.C. Penney Company, Inc.                                        307,190
      14,151    Kohl's Corporation*                                              687,739
       5,579    Nordstrom, Inc.                                                  208,655
                                                                         ---------------
                                                                               1,203,584
                                                                         ---------------

AU  Australia
AT  Austria
BE  Belgium
CA  Canada
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
IE  Ireland
IT  Italy
JA  Japan
KR  South Korea
NE  Netherlands
NW  Norway
PT  Portugal
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
UK  United Kingdom

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES--0.5%
       5,450    Target Corporation                                       $       299,587
                                                                         ---------------
HEALTHCARE SERVICES--0.6%
       6,346    Omnicare, Inc.                                                   363,118
                                                                         ---------------
HEALTHCARE SUPPLIES--0.5%
       5,490    DENTSPLY International, Inc.                                     294,758
                                                                         ---------------
HOME ENTERTAINMENT SOFTWARE--0.8%
       9,300    Electronic Arts, Inc.*                                           486,483
                                                                         ---------------
HOME IMPROVEMENT RETAIL--1.5%
      20,588    Home Depot, Inc.                                                 833,402
                                                                         ---------------
HOTELS, RESORTS & CRUISE LINES--0.8%
       8,292    Carnival Corporation                                             443,373
                                                                         ---------------
HOUSEHOLD PRODUCTS--2.4%
      12,616    Clorox Company                                                   717,724
      13,047    Colgate-Palmolive Company                                        715,628
                                                                         ---------------
                                                                               1,433,352
                                                                         ---------------
HYPERMARKETS & SUPER CENTERS--0.5%
       6,595    Wal-Mart Stores, Inc.                                            308,646
                                                                         ---------------
INDUSTRIAL CONGLOMERATES--1.3%
      21,533    General Electric Company                                         754,732
                                                                         ---------------
INTEGRATED OIL & GAS--1.3%
       2,888    ConocoPhillips                                                   168,024
      10,321    ExxonMobil Corporation                                           579,731
                                                                         ---------------
                                                                                 747,755
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
       5,116    Alltel Corporation                                               322,820
      19,305    Sprint Nextel Corporation                                        450,965
                                                                         ---------------
                                                                                 773,785
                                                                         ---------------
INTERNET SOFTWARE & SERVICES--0.7%
       1,034    Google, Inc. Class A*                                            428,965
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--0.7%
       2,995    Goldman Sachs Group, Inc.                                        382,491
                                                                         ---------------
IT CONSULTING & OTHER SERVICES--1.8%
      36,435    Accenture Limited Class A                                      1,051,878
                                                                         ---------------
LEISURE FACILITIES--1.8%
      23,000    Royal Caribbean Cruises Limited                                1,036,380
                                                                         ---------------
MOVIES & ENTERTAINMENT--1.4%
      15,205    Pixar, Inc.*                                                     801,608
                                                                         ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.9%
      13,369    JPMorgan Chase & Company                                         530,616
                                                                         ---------------
PACKAGED FOODS & MEATS--0.3%
       3,155    Hershey Foods Corporation                                        174,314
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%
       9,430    Estee Lauder Companies, Inc. Class A                     $       315,716
                                                                         ---------------
PHARMACEUTICALS--4.4%
       7,850    Covance, Inc.*                                                   381,118
       4,011    Eli Lilly and Company                                            226,982
       9,733    Johnson & Johnson                                                584,953
      28,700    MGI Pharma, Inc.*                                                492,492
      11,038    Pfizer, Inc.                                                     257,406
      13,387    Wyeth                                                            616,739
                                                                         ---------------
                                                                               2,559,690
                                                                         ---------------
RAILROADS--1.2%
       8,235    Union Pacific Corporation                                        663,000
                                                                         ---------------
SEMICONDUCTORS--2.8%
      28,658    Intel Corporation                                                715,304
      25,360    Linear Technology Corporation                                    914,735
                                                                         ---------------
                                                                               1,630,039
                                                                         ---------------
SPECIALTY CHEMICALS--0.5%
       4,577    Sigma-Aldrich Corporation                                        289,678
                                                                         ---------------
SPECIALTY STORES--0.3%
       5,455    Office Depot, Inc.*                                              171,287
                                                                         ---------------
STEEL--0.6%
       5,348    Nucor Corporation                                                356,819
                                                                         ---------------
SYSTEMS SOFTWARE--1.6%
      35,279    Microsoft Corporation                                            922,546
                                                                         ---------------
THRIFTS & MORTGAGE FINANCE--0.9%
      12,371    The PMI Group, Inc.                                              508,077
                                                                         ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST--$23,689,682)                                                           26,903,537
                                                                         ---------------

COMMON STOCKS (FOREIGN)--50.6%
AEROSPACE & DEFENSE--0.7%
      21,604    BAE Systems PLC (UK)                                             141,902
      36,578    Rolls-Royce Group PLC (UK)                                       269,048
                                                                         ---------------
                                                                                 410,950
                                                                         ---------------
APPAREL, ACCESSORIES & LUXURY GOODS--1.0%
       6,656    Compagnie Financiere Richemont AG (SZ)                           289,722
       7,000    Gildan Activewear, Inc. (CA)*                                    301,075
                                                                         ---------------
                                                                                 590,797
                                                                         ---------------
APPLICATION SOFTWARE--0.7%
      45,348    Sage Group PLC (UK)                                              201,304
       1,091    SAP AG (GE)                                                      197,845
                                                                         ---------------
                                                                                 399,149
                                                                         ---------------
ASSET MANAGEMENT & CUSTODY BANKS--0.3%
       9,341    Schroder's PLC (UK)                                              152,683
                                                                         ---------------
AUTO PARTS & EQUIPMENT--0.4%
       6,200    Denso Corporation (JA)                                           213,965
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
AUTOMOBILE MANUFACTURERS--1.1%
       2,852    DaimlerChrysler AG (GE)                                  $       145,453
       8,600    Honda Motor Company Limited (JA)                                 490,762
                                                                         ---------------
                                                                                 636,215
                                                                         ---------------
BREWERS--1.5%
      53,761    Foster's Group Limited (AU)                                      219,915
       8,926    InBev NV (BE)                                                    388,551
       6,000    Orkla ASA (NW)                                                   248,470
                                                                         ---------------
                                                                                 856,936
                                                                         ---------------
BROADCASTING & CABLE TV--0.8%
      11,408    Gestevision Telecinco SA (SP)                                    287,935
          77    TV Asahi Corporation (JA)                                        191,300
                                                                         ---------------
                                                                                 479,235
                                                                         ---------------
COMMUNICATIONS EQUIPMENT--1.1%
      20,950    Nokia Oyj (FI)                                                   383,186
      66,000    Telefonaktiebolaget LM Ericsson (SW)                             226,798
                                                                         ---------------
                                                                                 609,984
                                                                         ---------------
COMPUTER & ELECTRONICS RETAIL--1.0%
       4,600    Yamada Denki (JA)                                                575,707
                                                                         ---------------
COMPUTER HARDWARE--0.9%
      34,000    Fujitsu Limited (JA)                                             258,888
      41,000    Toshiba Corporation (JA)                                         244,745
                                                                         ---------------
                                                                                 503,633
                                                                         ---------------
COMPUTER STORAGE & PERIPHERALS--0.3%
       3,435    Logitech International SA (SZ)*                                  161,412
                                                                         ---------------
CONSTRUCTION MATERIALS--0.7%
      33,445    Rinker Group Limited (AU)                                        403,321
                                                                         ---------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
      10,700    Volvo AB Class B (SW)                                            504,393
                                                                         ---------------
CONSUMER ELECTRONICS--0.5%
      16,000    Matsushita Electric Industrial Company Limited (JA)              308,645
                                                                         ---------------
CONSUMER FINANCE--0.3%
       2,420    Sanyo Shinpan Finance Company Limited (JA)                       173,597
                                                                         ---------------
DISTILLERS & VINTNERS--0.6%
      23,597    Diageo PLC (UK)                                                  342,059
                                                                         ---------------
DIVERSIFIED BANKS--3.2%
      60,097    Banca Intesa SPA (IT)                                            318,378
      11,693    Banco Santander Central Hispano SA (SP)                          154,347
      14,953    Barclays PLC (UK)                                                157,197
       4,084    BNP Paribas SA (FR)                                              330,462
      25,669    Capitalia SPA (IT)                                               148,599
      13,903    HBOS PLC (UK)                                                    237,537
       4,900    Royal Bank of Scotland Group PLC (UK)                            147,961
       2,866    Societe Generale (FR)                                            352,524
                                                                         ---------------
                                                                               1,847,005
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
DIVERSIFIED CAPITAL MARKETS--1.2%
       9,667    Credit Suisse Group (SZ)                                 $       492,876
       2,028    UBS AG (SZ)                                                      193,062
                                                                         ---------------
                                                                                 685,938
                                                                         ---------------
DIVERSIFIED CHEMICALS--0.8%
       5,791    BASF AG (GE)                                                     443,769
                                                                         ---------------
DIVERSIFIED METALS & MINING--2.2%
      22,389    BHP Billiton Limited (AU)                                        373,396
       7,100    Teck Cominco Limited Class B (CA)                                378,972
      21,046    Xstrata PLC (UK)                                                 492,474
                                                                         ---------------
                                                                               1,244,842
                                                                         ---------------
ELECTRIC UTILITIES--1.0%
       3,550    E.ON AG (GE)                                                     367,566
      56,211    International Power PLC (UK)                                     231,633
                                                                         ---------------
                                                                                 599,199
                                                                         ---------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.1%
       1,854    Schneider Electric SA (FR)                                       165,383
      30,000    Sumitomo Electric Industries Limited (JA)                        455,590
                                                                         ---------------
                                                                                 620,973
                                                                         ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
      12,500    Hoya Corporation (JA)                                            449,400
                                                                         ---------------
FOOD RETAIL--0.3%
      31,872    Tesco PLC (UK)                                                   181,789
                                                                         ---------------
HEAVY ELECTRICAL EQUIPMENT--0.3%
      21,000    Mitsubishi Electric Corporation (JA)                             148,684
                                                                         ---------------
INTEGRATED OIL & GAS--3.0%
      65,127    BP PLC (UK)                                                      693,627
       4,600    Husky Energy, Inc. (CA)                                          233,462
       8,911    Repsol YPF SA (SP)                                               260,251
       5,847    Royal Dutch Shell PLC Class A (NE)                               178,167
       1,412    Total SA (FR)                                                    354,713
                                                                         ---------------
                                                                               1,720,220
                                                                         ---------------
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
      72,371    BT Group PLC (UK)                                                277,368
      15,600    Telenor ASA (NW)                                                 153,127
       7,100    Telus Corporation (CA)                                           292,306
                                                                         ---------------
                                                                                 722,801
                                                                         ---------------
INVESTMENT BANKING & BROKERAGE--0.6%
      16,000    Daiwa Securities Group, Inc. (JA)                                181,388
       2,923    Macquarie Bank Limited (AU)                                      146,032
                                                                         ---------------
                                                                                 327,420
                                                                         ---------------
LIFE & HEALTH INSURANCE--0.4%
      73,868    Old Mutual PLC (UK)                                              209,390
                                                                         ---------------

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
MARINE--0.5%
          30    AP Moller-Maersk AS (DE)                                 $       310,378
                                                                         ---------------
MOVIES & ENTERTAINMENT--0.8%
      14,145    Vivendi Universal SA (FR)                                        443,088
                                                                         ---------------
MULTI-LINE INSURANCE--0.9%
      11,979    Aviva PLC (UK)                                                   145,306
       2,923    Baloise Holding Limited (SZ)                                     170,718
         856    Zurich Financial Services AG (SZ)                                182,391
                                                                         ---------------
                                                                                 498,415
                                                                         ---------------
OFFICE ELECTRONICS--0.9%
       9,300    Canon, Inc. (JA)                                                 544,113
                                                                         ---------------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
       9,483    Eni SPA (IT)                                                     263,036
       1,860    Norsk Hydro ASA (NW)                                             190,980
      51,908    Oil Search Limited (AU)                                          140,415
                                                                         ---------------
                                                                                 594,431
                                                                         ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.5%
      17,952    ING Groep NV (NE)                                                622,699
       5,600    Sun Life Financial, Inc. (CA)                                    225,108
                                                                         ---------------
                                                                                 847,807
                                                                         ---------------
PACKAGED FOODS & MEATS--0.4%
         812    Nestle SA Registered (SZ)                                        242,840
                                                                         ---------------
PHARMACEUTICALS--6.8%
       6,400    Astellas Pharma, Inc. (JA)                                       249,629
      14,659    AstraZeneca Group PLC (UK)                                       713,529
       8,700    Eisai Company Limited (JA)                                       365,159
      10,400    GlaxoSmithKline PLC (UK)                                         262,863
       6,706    Novartis AG (SZ)                                                 352,370
       6,520    Novo Nordisk AS Class B (DE)                                     366,763
       1,255    Roche Holding AG (SZ)                                            188,427
       5,689    Sanofi-Aventis (FR)                                              498,385
       7,100    Santen Pharmaceutical Company Limited (JA)                       196,261
       4,563    Schering AG (GE)                                                 305,478
       7,500    Takeda Pharmaceuticals Company Limited (JA)                      405,732
                                                                         ---------------
                                                                               3,904,596
                                                                         ---------------
PRECIOUS METALS & MINERALS--0.2%
       4,849    ThyssenKrupp AG (GE)                                             101,262
                                                                         ---------------
SEMICONDUCTOR EQUIPMENT--1.6%
      37,612    ASM Lithography Holding NV NY Shares (NE)*                       755,249
       3,100    Tokyo Electron Limited (JA)                                      194,777
                                                                         ---------------
                                                                                 950,026
                                                                         ---------------
SOFT DRINKS--0.7%
      13,600    Coca-Cola Hellenic Bottling Company SA (GR)                      400,578
                                                                         ---------------

    SEE NOTES TO STATEMENT OF INVESTMENTS.

SHARES                                                                      MARKET VALUE
----------------------------------------------------------------------------------------
STEEL--0.7%
      11,600    JFE Holdings, Inc. (JA)                                  $       389,503
                                                                         ---------------
TIRES & RUBBER--1.1%
       4,691    Continental AG (GE)                                              415,953
      14,000    Sumitomo Rubber Industries Limited (JA)                          199,432
                                                                         ---------------
                                                                                 615,385
                                                                         ---------------
TOBACCO--0.8%
      21,303    British American Tobacco PLC (UK)                                476,495
                                                                         ---------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
      34,700    Mitsubishi Corporation (JA)                                      767,940
      22,000    Mitsui & Company Limited (JA)                                    282,613
                                                                         ---------------
                                                                               1,050,553
                                                                         ---------------
WIRELESS TELECOMMUNICATION SERVICES--1.9%
       5,562    Bouygues SA (FR)                                                 271,943
      92,600    China Mobile (Hong Kong) Limited (HK)                            438,297
     186,388    Vodafone Group PLC (UK)                                          402,472
                                                                         ---------------
                                                                               1,112,712
                                                                         ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST--$21,474,143)                                                           29,006,293
                                                                         ---------------
PREFERRED STOCKS (FOREIGN)--0.3%
HEALTHCARE EQUIPMENT--0.3%
       1,141    Fresenius AG Preferred (GE)                                      154,529
                                                                         ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST--$140,876)                                                                 154,529
                                                                         ---------------
PRINCIPAL AMOUNT                                                          AMORTIZED COST
----------------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES--2.6%
SPECIAL PURPOSE ENTITY--2.6%
$  1,500,000    CAFCO LLC
                4.12% 1/3/06~                                            $     1,499,657
                                                                         ---------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST--$1,499,657)                                                   1,499,657
                                                                         ---------------

TOTAL INVESTMENTS--99.9%
(TOTAL COST--$46,804,358)                                                     57,564,016
                                                                         ---------------

OTHER ASSETS AND LIABILITIES--0.1%                                                82,451
                                                                         ---------------

NET ASSETS--100.0%                                                       $    57,646,467
                                                                         ===============

NOTES TO STATEMENT OF INVESTMENTS

*   NON-INCOME PRODUCING.
~ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE. THESE SECURITIES AMOUNTED TO $1,499,657 OR 2.6%, OF THE FUND'S NET ASSETS AS OF DECEMBER 31, 2005.

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investment securities, at cost                                           $    46,804,358
                                                                         ---------------
Investment securities, at market                                              57,564,016
Cash                                                                             102,470
Receivables:
   Investment securities sold                                                  1,103,246
   Capital shares sold                                                           120,085
   Dividends and interest                                                         80,124
   Other assets                                                                  126,613
                                                                         ---------------
Total Assets                                                                  59,096,554
                                                                         ---------------

LIABILITIES
Payables and other accrued liabilities:
   Investment securities purchased                                               775,205
   Capital shares redeemed                                                       455,829
   Advisory fees                                                                  50,194
   Shareholder servicing fees                                                      8,248
   Accounting fees                                                                 4,070
   Distribution fees                                                              15,270
   Transfer agency fees                                                            6,564
   Custodian fees                                                                    796
   Directors' deferred compensation                                               89,142
   Other                                                                          44,769
                                                                         ---------------
Total Liabilities                                                              1,450,087
                                                                         ---------------
Net Assets                                                               $    57,646,467
                                                                         ===============

COMPOSITION OF NET ASSETS
Capital (par value and paid-in surplus)                                  $   106,933,421
Accumulated net investment loss                                                  (28,758)
Accumulated net realized loss from security and foreign currency
 transactions                                                                (60,027,368)
Net unrealized appreciation on investments and foreign
 currency translation                                                         10,769,172
                                                                         ---------------
Total                                                                    $    57,646,467
                                                                         ===============

    SEE NOTES TO FINANCIAL STATEMENTS.

CLASS A
Net Assets                                                               $       619,010
Shares Outstanding                                                                43,558
Net Asset Value, Redemption Price Per Share                              $         14.21
Maximum offering price per share
 (net asset value plus sales charge of 5.75% of offering price)          $         15.08

CLASS B
Net Assets                                                               $     1,803,276
Shares Outstanding                                                               132,825
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $         13.58

CLASS C
Net Assets                                                               $       308,216
Shares Outstanding                                                                23,162
Net Asset Value, Offering and Redemption Price
 (excluding applicable contingent deferred sales charge) Per Share       $         13.31

CLASS F
Net Assets                                                               $    53,184,353
Shares Outstanding                                                             3,728,772
Net Asset Value, Offering and Redemption Price Per Share                 $         14.26

CLASS R
Net Assets                                                               $     1,701,449
Shares Outstanding                                                               115,848
Net Asset Value, Offering and Redemption Price Per Share                 $         14.69

CLASS T
Net Assets                                                               $        30,163
Shares Outstanding                                                                 2,266
Net Asset Value, Redemption Price Per Share                              $         13.31
Maximum offering price per share
 (net asset value plus sales charge of 4.50% of offering price)          $         13.94

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME
Dividends                                                 $    1,496,352
Interest                                                          39,837
Foreign taxes withheld                                          (121,340)
                                                          --------------
Total Investment Income                                        1,414,849
                                                          --------------

EXPENSES
Advisory fees--Note 2                                            808,338
Shareholder servicing fees--Note 2                                91,308
Accounting fees--Note 2                                           64,287
Distribution fees--Note 2                                        154,879
Transfer agency fees--Note 2                                      81,731
Registration fees                                                 59,835
Postage and mailing expenses                                      14,710
Custodian fees and expenses--Note 2                               52,039
Printing expenses                                                 45,639
Legal and audit fees                                              28,677
Directors' fees and expenses--Note 2                              26,071
Other expenses                                                    63,277
                                                          --------------
   Total Expenses                                              1,490,791
   Earnings Credits                                               (5,182)
   Reimbursed/Waived Expenses                                    (19,539)
   Expense Offset to Broker Commissions                          (12,370)
                                                          --------------
   Net Expenses                                                1,453,700
                                                          --------------
Net Investment Loss                                              (38,851)
                                                          --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
   Security Transactions                                      14,158,749(1)
   Foreign Currency Transactions                                 (16,234)
                                                          --------------
Net Realized Gain                                             14,142,515
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation              (6,260,128)
                                                          --------------
Net Realized and Unrealized Gain                               7,882,387
                                                          --------------
Net Increase in Net Assets Resulting from Operations      $    7,843,536
                                                          ==============

(1) INCLUDES $4,048,548 OF REALIZED GAINS RESULTING FROM A REDEMPTION IN KIND.

    SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED              YEAR ENDED
                                                               DECEMBER 31, 2005       DECEMBER 31, 2004
OPERATIONS
Net Investment Loss                                            $         (38,851)      $         (42,516)
Net Realized Gain on Security and Foreign
 Currency Transactions                                                14,142,515              14,019,429
Net Change in Unrealized Appreciation/Depreciation
 of Investments and Foreign Currency Translation                      (6,260,128)             (3,533,551)
                                                               -----------------       -----------------
Net Increase in Net Assets Resulting
 from Operations                                                       7,843,536              10,443,362
                                                               -----------------       -----------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                31,644                (195,731)
   Class B                                                              (430,097)                 21,999
   Class C                                                                 8,837                 (26,743)
   Class F                                                           (13,367,715)            (16,782,781)
   Class R                                                           (25,021,636)(1)             383,468
   Class T                                                               (26,282)                (14,130)
                                                               -----------------       -----------------
Net Decrease from Capital Share Transactions                         (38,805,249)            (16,613,918)
                                                               -----------------       -----------------
Net Decrease in Net Assets                                           (30,961,713)             (6,170,556)
                                                               -----------------       -----------------

NET ASSETS
Beginning of Year                                              $      88,608,180       $      94,778,736
                                                               -----------------       -----------------
End of Year                                                    $      57,646,467       $      88,608,180
                                                               =================       =================

Accumulated Net Investment Loss                                $         (28,758)      $         (17,206)

(1) ON NOVEMBER 30, 2005, CLASS R DISBURSED PORTFOLIO SECURITIES AND CASH VALUED AT $23,196,136 IN PAYMENT OF A REDEMPTION BY AN AFFILIATE OF THE FUND.

    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.82       $    11.38     $     8.32     $    11.71     $    15.78
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.02)(a)        (0.21)         (0.10)         (0.15)         (0.09)
Net realized and unrealized gains
 (losses) on securities                                    1.41             1.65           3.16          (3.24)         (3.98)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.39             1.44           3.06          (3.39)         (4.07)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.21       $    12.82     $    11.38     $     8.32     $    11.71
                                                     ========================================================================

TOTAL RETURN(b)                                           10.84%           12.65%         36.78%        (28.95%)       (25.79%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      619       $      519     $      656     $      543     $    1,003
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.95%            1.81%          2.03%          2.06%          2.10%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.92%            1.81%          2.03%          2.06%          2.09%
Net investment loss                                       (0.19%)          (0.18%)        (0.55%)        (0.77%)        (0.96%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.98% (2005), 1.83% (2004), 2.04% (2003),
    2.06% (2002), AND 2.10% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.33       $    11.02     $     8.12     $    11.52     $    15.57
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.11)(a)        (0.09)         (0.16)         (0.14)         (0.15)
Net realized and unrealized gains
 (losses) on securities                                    1.36             1.40           3.06          (3.26)         (3.90)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.25             1.31           2.90          (3.40)         (4.05)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.58       $    12.33     $    11.02     $     8.12     $    11.52
                                                     ========================================================================

TOTAL RETURN(b)                                           10.14%           11.89%         35.71%        (29.51%)       (26.01%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,803       $    2,061     $    1,821     $    1,459     $    2,089
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.69%            2.52%          2.80%          2.71%          2.54%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.66%            2.52%          2.80%          2.70%          2.53%
Net investment loss                                       (0.93%)          (0.87%)        (1.30%)        (1.41%)        (1.43%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.72% (2005), 2.54% (2004), 2.82% (2003),
    2.71% (2002), AND 2.54% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ----------------------------------------------------------------------
CLASS C SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.08       $    10.81     $     7.96     $    11.34     $    15.56
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.07)           (0.20)         (0.20)         (0.30)         (0.30)
Net realized and unrealized gains
 (losses) on securities                                    1.30             1.47           3.05          (3.08)         (3.92)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.23             1.27           2.85          (3.38)         (4.22)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.31       $    12.08     $    10.81     $     7.96     $    11.34
                                                     ========================================================================

TOTAL RETURN(a)                                           10.18%           11.75%         35.80%        (29.81%)       (27.12%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $      308       $      272     $      271     $      218     $      380
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           2.70%            2.60%          2.82%          3.33%          4.18%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.66%            2.59%          2.82%          3.33%          4.17%
Net investment loss                                       (0.93%)          (0.97%)        (1.34%)        (2.05%)        (3.07%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  120%             130%           138%           211%           145%

(a) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.72% (2005), 2.62% (2004), 2.84% (2003),
    3.40% (2002), AND 4.18% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS F SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.86       $    11.41     $     8.33     $    11.72     $    15.69
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.02)(a)        (0.21)         (0.13)         (0.13)         (0.14)
Net realized and unrealized gains
 (losses) on securities                                    1.42             1.66           3.21          (3.26)         (3.83)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.40             1.45           3.08          (3.39)         (3.97)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.26       $    12.86     $    11.41     $     8.33     $    11.72
                                                     ========================================================================

TOTAL RETURN                                              10.89%           12.71%         36.97%        (28.92%)       (25.30%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $   53,184       $   61,038     $   70,566     $   59,890     $  101,592
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(b)           1.94%            1.78%          1.97%          1.84%          1.61%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.91%            1.77%          1.97%          1.84%          1.60%
Net investment loss                                       (0.17%)          (0.13%)        (0.47%)        (0.55%)        (0.50%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(c)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.96% (2005), 1.80% (2004), 1.98% (2003),
    1.84% (2002), AND 1.61% (2001).
(c) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS R SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    13.13       $    11.60     $     8.44     $    11.81     $    15.75
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                               0.05(b)          0.03           0.00(a)       (0.01)         (0.02)
Net realized and unrealized gains
 (losses) on securities                                    1.51             1.50           3.16          (3.36)         (3.92)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.56             1.53           3.16          (3.37)         (3.94)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    14.69       $    13.13     $    11.60     $     8.44     $    11.81
                                                     ========================================================================

TOTAL RETURN                                              11.88%           13.19%         37.44%        (28.54%)       (25.02%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $    1,701       $   24,665     $   21,404     $   14,060     $   19,193
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           1.45%            1.37%          1.51%          1.41%          1.25%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    1.44%            1.37%          1.51%          1.41%          1.24%
Net investment income (loss)                               0.35%            0.28%         (0.03%)        (0.13%)        (0.14%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER SHARE BASIS.
(b) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN. HAD THESE FEES NOT BEEN WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 1.47% (2005), 1.39% (2004), 1.53% (2003),
    1.41% (2002), AND 1.25% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED
                                                                                   DECEMBER 31,
                                                        2005             2004           2003           2002           2001
                                                     ------------------------------------------------------------------------
CLASS T SHARES
PER SHARE OPERATING DATA

Net Asset Value, beginning of year                   $    12.05       $    10.73     $     7.89     $    11.46     $    15.65
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.07)(a)        (0.36)         (0.14)         (0.59)         (0.26)
Net realized and unrealized gains
 (losses) on securities                                    1.33             1.68           2.98          (2.98)         (3.93)
                                                     ------------------------------------------------------------------------
Total from investment operations                           1.26             1.32           2.84          (3.57)         (4.19)
-----------------------------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                                 0.00             0.00           0.00           0.00           0.00
From net realized gains                                    0.00             0.00           0.00           0.00           0.00
                                                     ------------------------------------------------------------------------
Total distributions                                        0.00             0.00           0.00           0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                         $    13.31       $    12.05     $    10.73     $     7.89     $    11.46
                                                     ========================================================================

TOTAL RETURN(b)                                           10.46%           12.30%         35.99%        (31.15%)       (26.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                       $       30       $       54     $       61     $       47     $       90
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements,
 but no earnings credits or brokerage offsets(c)           2.33%            2.14%          2.54%          4.60%          3.75%
Expenses with reimbursements,
 earnings credits and brokerage offsets                    2.30%            2.14%          2.54%          4.60%          3.74%
Net investment loss                                       (0.56%)          (0.50%)        (1.05%)        (2.88%)        (2.72%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                                  120%             130%           138%           211%           145%

(a) COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
(b) SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.
(c) CERTAIN FEES WERE WAIVED BY THE CUSTODIAN OR REIMBURSED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES. HAD THESE FEES NOT BEEN REIMBURSED OR WAIVED, THE EXPENSE RATIOS WOULD HAVE BEEN 2.35% (2005), 2.16% (2004), 2.56% (2003),
    5.48% (2002), AND 10.02% (2001).
(d) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

    SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2005

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Ten series of shares are currently issued: Balanced, Discovery, Equity Growth, Government Securities, Growth, International Equity, Mid-Cap Growth, Money Market, Passport and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B shares redeemed within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATIONS--A domestic equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of a security traded on Nasdaq, at its official closing price. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available, or in the case of written call options, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers.

A foreign equity security traded on a foreign exchange is valued at the last quoted official closing price available before the time when the Fund's assets are valued, or at the last quoted sales price if the exchange does not provide an official closing price or if the foreign market has not yet closed. Lacking any sales that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. Since February 22, 2005, New York closing exchange rates have been used to convert foreign currencies to U.S. dollars. Previously, London closing exchange rates were used to convert foreign currencies to U.S. dollars.

A debt security with a remaining maturity greater than 60 days at the time of purchase is valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such price is not available, at the mean between the highest bid and lowest asked quotations obtained from at least two securities dealers. A debt security with a remaining maturity of 60 days or less at the time of purchase is valued at amortized cost, which approximates market value, unless it is determined that amortized cost would not represent market value, in which case the securities would be marked to market. The Fund amortizes premiums and discounts on all debt securities.

If market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded but before the Fund calculates its net asset value, and it is determined that the event has materially affected the value of the security. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.

Using fair value to price securities requires the use of estimates, and as such, may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the Fund.

SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--The Fund normally will invest a significant portion of its assets in foreign securities. Foreign securities carry more risk than U.S. securities, such as political and currency risks. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The Fund could be exposed to risk if counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2005 for settling foreign trades is listed on the Statement of Assets and Liabilities.

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized gain or loss from investments and foreign currency translations on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily, as earned, and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends from net investment income (if any) and from net realized capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

INDEMNIFICATIONS--In the normal course of business, the Company enters into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

OTHER--Certain prior year information has been reformatted, without substantive change, to conform with the current year presentation.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets and 0.70% of net assets in excess of $500 million.

SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), the direct owner of Founders and a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. The Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2005, Class F shares were charged $84,389 pursuant to this shareholder services agreement.

Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. During the year ended December 31, 2005, Class F shares were charged $34,862 for out-of-pocket transfer agent charges.

TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.58 to $13.36, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees, including both the per account fees paid to DTI and out-of-pocket charges, during the year ended December 31, 2005 were as follows:

                                                            TRANSFER
                                                          AGENCY FEES
          ------------------------------------------------------------
          Class A                                         $      1,398
          Class B                                         $      3,952
          Class C                                         $        545
          Class R                                         $      6,001
          Class T                                         $        138

CASH MANAGEMENT FEES--The Funds also pay Mellon Bank N.A. ("Mellon Bank"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Founders, fees for certain cash management services. These include various services related to the processing of shareholder transactions in the Funds. During the year ended December 31, 2005, the Fund was charged $2,029 for cash management fees, which are included in the out-of-pocket transfer agency charges above.

OTHER TRANSFER AGENCY FEES--Various broker-dealers, retirement plan administrators and other entities have established omnibus accounts with the Fund, and provide sub-transfer agency, recordkeeping or similar services to persons holding Fund shares through those accounts. During the year ended December 31, 2005, the Fund paid $34,835 to these entities for such services. This amount is included in the transfer agency fees shown on the Statement of Operations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2005, Class F shares were charged $138,956 pursuant to this Distribution Plan.

The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act applicable to its Class B, Class C and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C and T shares for the year ended December 31, 2005, were as follows:

                                           DISTRIBUTION     SHAREHOLDER
                                               FEES       SERVICING FEES
          --------------------------------------------------------------
          Class A                                   N/A   $        1,548
          Class B                          $     13,850   $        4,617
          Class C                          $      1,979   $          660
          Class T                          $         94   $           94

During the year ended December 31, 2005, DSC retained $146 in sales commissions from the sales of Class A shares. DSC also retained $3988 and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.


          ON ASSETS IN            BUT NOT               DOMESTIC         FOREIGN
           EXCESS OF             EXCEEDING                FEE              FEE
         -----------------------------------------------------------------------
         $           0         $ 500 million                0.06%           0.10%
         $ 500 million         $   1 billion                0.04%          0.065%
         $   1 billion                                      0.02%           0.02%

Founders has contractually agreed in writing to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

CUSTODIAN FEES--Mellon Bank serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian, which are shown as earnings credits on the Statement of Operations. The Fund could have employed these assets elsewhere to produce income had it not entered into this arrangement. The custodian has contractually agreed in writing to a fee waiver for the Funds during the time periods and in the amounts set forth below:

             TIME PERIOD                              AMOUNT OF WAIVER
          ------------------------------------------------------------
          9/1/04 to 8/31/05                           $        200,000
          9/1/05 to 8/31/06                           $        200,000

The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2005, the Fund's portion of the fee waiver was $19,539, which reduced the amount paid to Mellon Bank to $32,500.

DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is invested in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Directors' Deferred Compensation on the Statement of Assets and Liabilities. Changes in market value are included in the Directors' fees and expenses and the net change in unrealized appreciation/depreciation of investments on the Statement of Operations. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

Certain officers of the Company are also officers and/or directors of Founders, which pays their compensation. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, deferred compensation, redemptions-in-kind, foreign currency transactions, net operating losses and capital loss carryovers. Permanent differences identified during the year ended December 31, 2005 have been reclassified among the components of net assets as follows:

          UNDISTRIBUTED NET       UNDISTRIBUTED NET         PAID-IN
          INVESTMENT INCOME   REALIZED GAINS AND LOSSES     CAPITAL
          ------------------------------------------------------------
              $ 27,299               $ (3,971,207)         $ 3,943,908

The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2005, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers utilized during 2005 by the Fund amounted to $10,043,805. Accumulated capital losses as of December 31, 2005 were:

          EXPIRATION                                 AMOUNT
          ------------------------------------------------------
          2009                                   $    34,530,988
          2010                                   $    22,200,649
          2011                                   $     3,142,525
                                                 ---------------
                                                 $    59,874,162
                                                 ===============

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below. Unrealized appreciation/depreciation in the table below excludes appreciation/depreciation on foreign currency translation, if any. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

          Post-October Foreign Currency Loss Deferral        $        (2,399)
          Other Book/Tax Differences                         $       (16,845)
          Federal Tax Cost                                   $    46,957,564
          Gross Tax Appreciation of Investments              $    10,806,488
          Gross Tax Depreciation of Investments              $      (200,036)
          Net Tax Appreciation                               $    10,606,452

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                       YEAR ENDED                      YEAR ENDED
                                    DECEMBER 31, 2005               DECEMBER 31, 2004
                                  SHARES           AMOUNT         SHARES          AMOUNT
CLASS A
Sold                                 22,521    $     293,185         14,460    $     169,930
Redeemed                            (19,415)   $    (261,541)       (31,674)   $    (365,661)
                               -------------------------------------------------------------
Net Increase (Decrease)               3,106    $      31,644        (17,214)   $    (195,731)
                               =============================================================

CLASS B
Sold                                  8,028    $      98,777         31,752    $     357,137
Redeemed                            (42,268)   $    (528,874)       (29,868)   $    (335,138)
                               -------------------------------------------------------------
Net Increase (Decrease)             (34,240)   $    (430,097)         1,884    $      21,999
                               =============================================================

CLASS C
Sold                                 10,078    $     128,403          8,384    $      94,894
Redeemed                             (9,465)   $    (119,566)       (10,901)   $    (121,637)
                               -------------------------------------------------------------
Net Increase (Decrease)                 613    $       8,837         (2,517)   $     (26,743)
                               =============================================================

CLASS F
Sold                                210,093    $   2,732,978        837,712    $   9,854,038
Redeemed                         (1,227,387)   $ (16,100,693)    (2,275,773)   $ (26,636,819)
                               -------------------------------------------------------------
Net Decrease                     (1,017,294)   $ (13,367,715)    (1,438,061)   $ (16,782,781)
                               =============================================================

CLASS R
Sold                                256,421    $   3,470,964        209,694    $   2,478,822
Redeemed                         (2,018,994)   $ (28,492,600)      (175,936)   $  (2,095,354)
                               -------------------------------------------------------------
Net Increase (Decrease)          (1,762,573)   $ (25,021,636)        33,758    $     383,468
                               =============================================================

CLASS T
Sold                                      8    $         100          1,421    $      15,509
Redeemed                             (2,190)   $     (26,382)        (2,672)   $     (29,639)
                               -------------------------------------------------------------
Net Decrease                         (2,182)   $     (26,282)        (1,251)   $     (14,130)
                               =============================================================

5.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $95,597,237 and $134,484,922, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for temporary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2005, the Fund did not have any borrowings under the LOC.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
February 10, 2006

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FACTORS CONSIDERED IN
RENEWING THE ADVISORY AGREEMENT
(UNAUDITED)

At a meeting of the board of directors of Dreyfus Founders Funds, Inc. (the "Funds" and, in reference to any one of the Funds' ten portfolios, a "Fund") held on August 11 and 12, 2005, the Funds' directors unanimously approved the continuation of the Investment Advisory Agreement ("management agreement") between each of the Funds and Founders Asset Management LLC, the Funds' investment adviser ("Founders"), for a one-year term ending August 31, 2006. The board of directors of the Funds ("board") is comprised entirely of individuals who have no affiliation with Founders or any affiliates of Founders (the "directors").

Prior to the directors' August 2005 meeting, Founders had provided the directors with extensive materials related to the renewal of the management agreement, including performance and expense information for other investment companies with similar investment objectives to each Fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the directors discussed the proposed continuance of the management agreement with the senior management personnel of Founders. At the conclusion of these discussions, the directors and their independent counsel met in a private session at which no representatives of Founders were present, to continue their discussion of continuance of the agreement. In determining to continue the management agreement, the directors considered all factors which they believed to be relevant, including the following:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED AND TO BE PROVIDED BY FOUNDERS

The directors' analysis of the nature, extent, and quality of Founders' services to the Funds took into account the knowledge gained from the directors' regular meetings with management held throughout the prior year. In addition, the directors reviewed the organizational structure of Founders' senior management team and Founders' operating departments, including its investment department. The directors were advised that the Funds' portfolio managers had strong internal analytical and related support available to them.

The directors were satisfied that Founders is managing the investment of the assets of the Funds in accordance with each Fund's respective investment objective, policies and restrictions, subject to the directors' overall supervision. The directors noted that Founders' responsibilities include placing the Funds' portfolio transactions with broker-dealers and exercising the Funds' voting rights and rights to participate in corporate actions.

The directors considered that Founders also provides many non-investment related services to the Funds in fulfilling its responsibilities under the management agreement, including: providing office space, furnishings, and equipment required to conduct the Funds' business; providing administrative services to the Funds and maintaining the Funds' books and records; compensating the personnel necessary to provide the foregoing services, as well as the officers of the Funds (including the Funds' chief compliance officer); preparing the Funds' securities registration statement amendments, shareholder reports and other regulatory documents; administering the Funds' compliance program; and monitoring the outside agents used by the Funds.

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The directors recognized that they have had the opportunity to evaluate the investment and non-investment related services which Founders provides to the Funds primarily through their quarterly review of all of the operations of the Funds during Fund committee and Fund board meetings held throughout the past twelve months. At each such meeting, extensive discussions of Fund operations are held with senior management personnel of Founders and a large volume of documentation with respect to these operations is provided to and reviewed by the directors. Such discussions and documentation afford the directors the continual opportunity to evaluate the nature, extent, and quality of the services provided by Founders and its affiliates to the Funds.

The directors also considered that Founders has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to Founders' investment and trading departments.

Following further discussion and review, the directors reached the following conclusions:

- That the breadth and quality of investment advisory and other services being provided to the Funds are satisfactory, as evidenced in part by the recent performance records of the Funds, to which the directors gave significant attention as indicated below; and

- That the directors are satisfied not only with the research, long-term portfolio management, and trading services being provided by Founders to the Funds, but also recognize that Founders or its affiliates have provided the highest quality accounting, compliance and regulatory, administrative, underwriting, custody, shareholder, transfer agent and cash management services to the Funds, while charging fair, reasonable and competitive fees.

INVESTMENT PERFORMANCE

On a quarterly basis, the directors hold in-person meetings with the portfolio managers of each Fund, during which each portfolio manager reviews, among other items, performance information, attribution analyses, and the portfolio manager's investment outlook. The directors also receive quarterly performance reviews from Founders' president and chief executive officer and from its senior vice president/director of investments, as well as monthly and quarterly written performance information from Founders. On a quarterly basis, the directors also have received a performance analysis report from Lipper, which highlights each Fund's performance rankings and quintile positions for various periods of time from the most recent quarter through five years, in comparison to a relatively small group of similar funds selected by Lipper and to a larger universe of similar funds also selected by Lipper.

In conjunction with their consideration of renewal of the management agreement, the directors received a more detailed report from Lipper which included an executive summary highlighting each Fund's Class F expense and performance rankings and quintile positions for current and earlier periods, also in comparison to a relatively

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small group of funds selected by Lipper and a larger universe of funds also selected Class F by Lipper. The Lipper materials further included graphs depicting each Fund's one-year and annualized performance results for two-, three-, four-, five-, and ten-year periods, if applicable, in comparison to the Fund's performance group and performance universe.

Worldwide Growth Fund's performance for the one-year period ended December 31, 2004 placed it in the second quintile of its Lipper performance group, with the Fund ranking third out of six Lipper-selected "peer funds," and in the third quintile of its Lipper global large-cap growth fund performance universe, ranking 24th of 56 funds. The directors noted that the Fund's performance had improved significantly since the current managers of the foreign portion of the Fund's portfolio assumed their duties in March 2003, with the Fund placing in the first quintile of its Lipper-selected universe for the two-year period ended December 31, 2004. The directors deemed these relative performance results to be satisfactory, and stressed the importance to Founders of the need to seek to maintain a strong performance record.(1)

The Lipper report also included brokerage commission and portfolio turnover information with respect to each equity Fund, comparing each Fund's commissions paid on portfolio securities transactions (as a percentage of average net assets for the most recent fiscal year) and each Fund's portfolio turnover for the most recent fiscal period, with similar data concerning the relatively small group of funds selected by Lipper that had been used in making comparisons with respect to Fund performance.

At their request and in conjunction with the directors' consideration of continuance of the management agreement, Founders had provided comparisons of the returns for each of the Funds (with the exception of Money Market Fund) to the returns of an index fund (with the exception of Government Securities Fund) and an exchange-traded fund ("ETF"). The index funds and ETFs that were used in the comparisons were those that Fund management had determined most closely resembled the primary benchmark of each of the Funds. The directors had requested these comparisons as supplemental information to assist them in evaluating Founders' investment management services.

Founders had advised the directors that when compared to each Fund's Lipper competitive peer group, the Funds overall achieved better relative performance results in 2003 and 2004 than in the previous three years. The directors were informed that Founders' investment department has continued to maintain the resources necessary to provide high quality investment management services to the Funds.

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE VISIT www.founders.com TO SEE THE MOST RECENT QUARTER-END LIPPER RANKINGS FOR THE FUND'S CLASS F SHARES. THE RANKINGS CAN BE FOUND ON PAGE 2 OF THE FUND'S QUARTERLY COMMENTARY. CLASS F RANKINGS DO NOT REFLECT THE FRONT-END SALES CHARGES THAT APPLY TO OTHER SHARE CLASSES.

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After consideration of all relevant information and data, the directors concluded that although past performance cannot be a guaranty of future performance, each Fund and its shareholders would continue to benefit from Founders' investment management of the Fund. The directors further determined:

- That although certain of the Funds have experienced performance difficulties, more recent performance results generally have shown significant improvement; Founders has focused its efforts upon improving the performance records of the Funds and will continue to seek improvement; and

- That the materials provided by Lipper demonstrated that most of the Funds maintained satisfactory performance quintile rankings in their respective comparison groups and comparison universes in calendar year 2004 when compared to their respective 2003 rankings, with 60% of the Funds placing in the top two quintiles of their respective comparison groups in 2004.

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY FOUNDERS AND ITS AFFILIATES FROM FOUNDERS' RELATIONSHIP WITH THE FUNDS

The directors recognized that on a quarterly basis, they receive information with respect to each Fund's expenses, including receipt of expense ratio analysis reports that disclose detailed information regarding the expense components which collectively aggregate the expense ratio of each Fund's Class F shares. The directors carefully review and discuss the expense ratios for all classes of shares of each Fund at each of their quarterly meetings throughout the year.

In conjunction with their annual consideration of renewal of the Funds' management agreement and other service arrangements, the directors received information from Lipper which included graphs for each Fund that provided outlines of contractual management fees at common asset levels, actual management fees, actual non-management expenses and actual total Fund expenses, each graph comparing the relevant information of each Fund with each Fund's competitive peer group as selected by Lipper. As to each Fund, the Lipper materials further provided contractual fee rates and an overview table of management fee schedules for each of the funds which comprised each Fund's competitive group.

The directors noted that for the period ended December 31, 2004, Worldwide Growth Fund's management fees ranked in the third quintile of its Lipper competitive expense group, with the Fund's fees the sixth lowest of 11 "peer funds." The Fund's contractual management fees at a common asset level were determined by Lipper to be lower than five of the 11 funds in its group. The Fund's management fees were in the fourth quintile of its Lipper expense universe, placing 34th lowest of 48 funds.

The directors also considered a brochure provided by Lipper which included information with respect to the profitability of the mutual fund advisory activities conducted by a number of publicly-held corporations. Lipper also prepared an analysis providing detailed information with respect to the types of services rendered to various mutual fund complexes under their respective investment advisory contracts.

Lastly, the directors had been provided with extensive materials with respect to the profitability derived by Founders from providing investment advisory and other services to the Funds and to each Fund.

The directors further considered certain indirect benefits received by Founders from providing investment advisory services to the Funds. These included the following:

- Since Founders manages several non-Fund accounts in a style that is similar to that used for certain of the Funds, Founders realizes certain efficiencies in performing the portfolio management, trading and operational functions related to those accounts (the directors recognized that in determining its profitability from providing investment management and other services to the Funds, Founders allocated its expenses between the Funds and other accounts in a manner which was reasonable);

- Founders may execute brokerage transactions for the Funds with brokers that provide research and brokerage services to Founders. These research and brokerage services may be useful to Founders in providing investment services to any of the clients it advises, not just the Funds. The directors recognized that Founders' profitability would be lower if it did not receive research and brokerage services in connection with these brokerage transactions; and

- Founders receives fees for providing accounting services to the Funds, and affiliates of Founders receive various fees for providing underwriting, shareholder, transfer agency, custody and cash management services to the Funds (the directors have determined that the services provided by Founders and its affiliates to the Funds are satisfactory, and that the profits derived from providing the services are reasonable).

The directors reviewed a table listing the Funds and corresponding subadvisory and separate accounts managed by Founders, and their respective fee schedules. In their review of this table, the directors noted that Founders provides many services to the Funds in fulfilling its responsibilities under the management agreement that it does not provide to entities for which Founders has assumed subadvisory duties. The directors concluded that the fees paid to Founders under the management agreement are reasonable in relation to the nature and extent of the services provided by Founders to the Funds under the agreement.

In reviewing the overall expense ratios of the Funds, the directors noted that the expense ratios in 2004 generally were less than the expense ratios occasioned in 2003, with only one Fund having experienced an increase in 2004 expenses which had an effect on its shareholders. The directors were advised that in all probability, the Funds' 2005 expense ratios will be higher than their expense ratios in 2004, primarily due to a decline in the asset levels of the Funds.

The directors received operating revenue and expense analyses for Founders for the fiscal year ended December 31, 2004, and estimated investment advisory profitability to Founders on a before-tax and after-tax basis and on a Fund-by-Fund basis. The directors were advised that, based on discussions held by Founders' management with an independent entity, the methodology used to calculate profitability appeared to be within reasonable norms and was not inconsistent with that utilized by others within the industry.

Founders had also provided the directors with a report which presented an analysis of Founders' 2004 before-tax and after-tax profitability from providing services to all of its managed accounts, including Fund and non-Fund accounts. The analysis also described Founders' pro-forma profitability for calendar year 2005.

The directors observed that Founders had experienced an increase in profitability from providing services to the Funds from calendar year 2003 to 2004, which was the result of an increase in the aggregate assets of the Funds and, accordingly, an increase in the investment advisory fees received by Founders. However, the directors noted that Founders' profitability is expected to decline in 2005 as a result of declines in Fund asset levels. The directors also considered the risks assumed by Founders in providing management services to the Funds, including the risk that the management agreement can be terminated by the directors at any time.

After deliberation and discussion of Fund fees and expenses, the directors determined:

- That upon review of the advisory fee structures of the Funds in comparison with the competitive fund groups selected by Lipper, the levels of investment advisory fees paid by the Funds are competitive;

- That the expense ratios of the Funds are competitive and that Founders continually reviews each Fund's total expense ratio and has initiated voluntarily expense caps and fee waivers for certain Funds to reduce their expense ratios;

- That the majority of the Funds' expense ratios decreased in 2004 from those experienced in 2003, primarily as a result of an increase in Fund assets, although expense ratios are expected to increase in 2005 as a result of declines in Fund assets; and

- That the comparative fee and expense information included in the materials provided by Lipper supports the determination that the advisory and other fees payable by the Funds to Founders and its affiliates are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and in some instances may well be lower than fees arrived at solely from such arm's-length negotiation.

With respect to profitability to Founders, the directors reviewed the adviser profitability analysis provided by Lipper, which included current and historical information with respect to the profitability of the mutual fund advisory activities conducted by 13 publicly-held corporations, accounting for approximately 15% of total investment company industry assets under management as of December 31, 2004. The Lipper analysis demonstrated that Founders' 2004 profitability from providing management services to the Funds was reasonable in comparison to the entities included in the Lipper analysis.

The directors were also advised by independent counsel of the profitability percentage ranges determined by court cases to be reasonable, given the services rendered to the applicable investment companies by the advisers to these companies. The directors noted that Founders' profitability percentage for providing management and other services to the Funds was reasonable, particularly in relationship to the overall improvement in performance which the Funds had realized in recent years and in recognition of the quality service which Founders has provided and continues to provide to the Funds.

After continuing their review and discussion of the extensive profitability analyses which had been provided by Founders, the directors determined that Founders' profits from providing management services to the Funds were reasonable in relationship to the overall services which Founders provides.

ECONOMIES OF SCALE

The directors reviewed information provided by Founders which summarized the extent, if any, that both Founders and the Funds would achieve certain economies of scale if the assets of the Funds were to increase. Among other information, the directors considered the following:

- Increased revenues associated with a larger Fund asset base, coupled with substantially the same cost structure, likely would translate into increased profits for Founders;

- If the assets of a particular Fund were to increase significantly, the economic benefits of the increase would be shared with that Fund's shareholders through existing breakpoints in the Fund's investment advisory fee schedule;

- Since breakpoints are applied on a Fund-by-Fund basis, economies of scale that might be realized by Founders in its overall business as a result of an increase in the assets of a particular Fund or a group of Funds would not be passed along on a dollar-for-dollar basis to the shareholders of other Funds that did not experience increases in their assets to points above their breakpoints;

- However, the Funds generally have seen their expense ratios drop during periods when their asset levels have been higher due to the breakpoints in their fee schedules and the fact that certain of their other expenses, such as directors', auditors', and legal fees, were being spread across a larger asset base; and

- Founders believes that the current schedule of Fund breakpoints is consistent with its objective of sharing its economies of scale with the Funds.

After review and discussion, the directors considered the extent to which economies of scale and common management are shared with each Fund, including the economies that are realized from the growth of each Fund's assets and, after such consideration, determined that all of the Funds have structured breakpoints in their advisory fees, which result in fee reductions as the assets of each Fund reach defined levels; that such fee reductions, when implemented, would benefit all of the applicable Fund's shareholders through decreases in the Fund's expense ratio.

DEDICATION TO REGULATORY REQUIREMENTS AND RESTRICTIONS

An important factor in the directors' consideration of renewal of the Funds' management agreement with Founders included the directors' recognition of the dedication by Founders of stringent adherence to regulatory requirements and restrictions. The directors determined that Founders is dedicated to compliance with all applicable rules and regulations and that the systems of controls which are in place to ensure that the service providers to the Funds, including Founders, and the Funds themselves, maintain strict adherence to the law are excellent.

OVERALL CONCLUSIONS

In concluding their deliberations with respect to consideration of continuance of the Funds' management agreement with Founders, the directors determined that they are generally satisfied with the performance of the Funds and with the quality of the advisory and other services being provided by Founders and its affiliates to the Funds. The directors recognized that overall Fund performance has improved in recent years and that efforts are being and will continue to be made to enhance such improvement and to maintain Fund expense ratios at reasonable and competitive levels.

The directors concluded that continuation of the current management agreement between each Fund and Founders, which would enable each Fund to continue to receive investment advisory services from Founders, is in the best interests of each Fund and its shareholders, the services to be performed under the management agreement are services required for the operations of the Funds, Founders has provided satisfactory investment management services to the Funds in the past, and the fees for the management services which Founders will perform will be within the range of what would have been negotiated at arm's length in light of the circumstances.

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YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age 80), resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 72. Year elected to the Board: 1970
Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Founding Chairman, Center for Houston's Future, a non-profit organization. Founding Chairman and former Governor, CFA Institute. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation.

ALAN S. DANSON, 66. Year elected to the Board: 1991
Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Director, Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations.

ROBERT P. MASTROVITA, 61. Year elected to the Board: 1998
Private investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy.

TRYGVE E. MYHREN, 69. Year elected to the Board: 1996
President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, Denver Art Museum. Member, Cable Television Hall of Fame. Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Timer Warner Cable) (1981 to 1988). Formerly, Chairman of the National Cable Television Association (1986-1987).

GEORGE W. PHILLIPS, 67. Year elected to the Board: 1998
Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston.

Formerly, President and Chief Executive Officer (1992 to 1997) and Director (1992 to 2002) of Warren Bancorp, Inc. Formerly, President, Chief Executive Officer and Director of Warren Five Cents Savings Bank (1992 to 1997).

MARTHA A. SOLIS-TURNER, 45. Year elected to the Board: 2005
Formerly, Telecommunications Director, Wholesale Markets (1995 to 2001), and Manager (1990 to 1995), Qwest Communications International Inc. Board member and Treasurer, Mile High Montessori Early Learning Centers, and formerly, Board member (1995 to 2004) and Vice President (2002 to 2004), Curtis Park Community Center, both of which are non-profit organizations.

PRINCIPAL OFFICERS

RICHARD W. SABO, 48. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 48. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President--Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 50. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President--Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

JANELLE E. BELCHER, 47. Chief Compliance Officer of the Funds since 2004 and Assistant Secretary of the Funds since 2002. Founders' Vice President-- Compliance since 2002. Formerly, Founders' Manager of Compliance (2000 to 2002) and Securities Compliance Examiner, Staff Accountant and Team Leader for the U.S. Securities and Exchange Commission (1990 to 2000).

ROBERT T. KELLY, 36. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 35. Anti-Money Laundering Compliance Officer ("AMLCO") for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President and AMLCO of MBSC, LLC since 2002. Vice President and AMLCO of DSC and AMLCO of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the inside front cover, except for Mr. Germenis who can be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Company's directors is available in the Statement of Additional Information, which can be obtained free of charge by calling the toll free number on the back cover.

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FOR MORE INFORMATION
-------------------------------------------------------------------------------


DREYFUS FOUNDERS                        TRANSFER AGENT &
WORLDWIDE GROWTH FUND                   DIVIDEND DISBURSING AGENT

MANAGER                                 Dreyfus Transfer, Inc.
                                        200 Park Avenue
Founders Asset                          New York, NY  10166
Management LLC
210 University Boulevard                DISTRIBUTOR
Suite 800
Denver, CO  80206                       Dreyfus Service Corporation
                                        200 Park Avenue
                                        New York, NY  10166




-------------------------------------------------------------------------------

TELEPHONE  Call your financial representative or 1-800-554-4611

MAIL  Dreyfus Founders Funds, Inc.
      144 Glenn Curtiss Boulevard, Uniondale, NY  11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.




THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE
GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders
Asset Management LLC.

                                                            [LION GRAPHIC]

(C)2006 Founders Asset Management LLC                         0351AR1205

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, Dreyfus Founders Funds, Inc. (the "Funds") has adopted a code of ethics that applies to the Funds' principal executive officer, principal financial officer, and principal accounting officer.

     (c) During the period covered by this report, no amendments have been made to a provision of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, or principal accounting officer, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

     (d) During the period covered by this report, the Funds have not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Funds' principal executive officer, principal financial officer, or principal accounting officer that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

     (f)(1) A copy of the code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     (a)(1) The board of directors of the Funds has determined that the Funds have an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

     (a)(2) The name of the  audit  committee  financial  expert  is  George  W.
          Phillips. Mr. Phillips is an "independent" member of the audit committee as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) Audit Fees - The aggregate fees billed to the Funds by their principal accountant for professional services rendered for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2005 and December 31, 2004 were $244,000 and $222,000, respectively.

     (b) Audit-Related Fees - The aggregate fees billed to the Funds by their principal accountant for assurance and related services that are reasonably related to the performance of the audit of the Funds' financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending December 31, 2005 and December 31, 2004 were $5,000 and $10,000, respectively. These fees were for agreed-upon procedures performed relating to trade allocation, initial or secondary public offerings, brokerage commissions, and Rule 17a-7 transactions.

          The aggregate fees billed for assurance and related services by the Funds' principal accountant to the Funds' investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds (collectively, the "Service Providers"), that were reasonably related to the performance of the annual audit of the Service Provider, which required pre-approval by the Audit Committee for the fiscal years ending December 31, 2005 and December 31, 2004 were $69,000 and $42,000, respectively. These fees were for a review of the internal controls of the transfer agent.

     (c) Tax Fees - The aggregate fees billed to the Funds by their principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending December 31, 2005 and December 31, 2004 were $55,800 and $50,800, respectively. These fees were for excise tax distribution calculations, preparation of tax returns, and related consultations.

          The aggregate tax fees billed by the Funds' principal accountant to the Service Providers for services which required pre-approval by the Audit Committee for the fiscal years ending December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

     (d) All Other Fees - The aggregate fees billed to the Funds by their principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this
     Item 4 ("all other fees"), for the fiscal years ending December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

          The aggregate of all other fees billed by the Funds' principal accountant for products and services provided to the Service Providers which required pre-approval by the Audit Committee for the fiscal years ending December 31, 2005 and December 31, 2004 were $124,820 and
     $2,074,500, respectively. These fees were for transfer agent fee benchmarking, AIMR verification services, risk assessment of material compliance functions, evaluation of voice communications over network communications link, review of corporate-wide risk management and compliance activities, and network vulnerability testing.

     (e)(1) Approval is required of all audit and significant permitted non-audit engagements of the Funds' principal accountant, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Funds but also services provided to the Service Providers where the nature of the services provided has a direct relationship to the operations or financial reporting of the Funds;
     pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

          In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-audit service to be provided either by the Funds' principal accountant or by another audit firm, such pre-approval may be procured in writing from the chair of the Funds' audit committee or, in the event of his or her unavailability, from the chair of the Funds' board of directors. Any such pre-approval shall be subject to consideration and review by the audit committee at its next regularly scheduled quarterly meeting.

     (e)(2) None of the services described in paragraphs (b) through (d) of this
     Item  4  were  approved  by  the  audit  committee  pursuant  to  paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) For the fiscal years ending December 31, 2005 and December 31, 2004, the aggregate non-audit fees billed by the Funds' principal accountant to the Funds and the Service Providers were $581,800 and $2,177,300, respectively.

     (h) The Funds' Audit Committee has considered whether the provision of non-audit services that were rendered to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Schedule I - Investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1 of this report on Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
        FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
        INVESTMENT COMPANIES

     Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No material changes have been made to the procedures by which shareholders may recommend nominees to the board of directors of the Funds, where those changes were implemented after the Funds last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this
     Item 10.

ITEM 11. CONTROLS AND PROCEDURES

     (a) Based on an evaluation of the Funds' Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Funds' Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") have concluded that the Funds' Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Funds in the report is recorded, processed, summarized, and reported within required time periods, and to ensure that information required to be disclosed in the report is accumulated and communicated to the Funds' management, including the Funds' PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) During the quarter ended December 31, 2005, there has been no change in the Funds' internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 12. EXHIBITS

        (a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

        (a)(2) Attached hereto as Exhibit EX-99.CERT.

        (a)(3) Not applicable.

        (b)  Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FOUNDERS FUNDS, INC.

By:      /s/ Richard W. Sabo
         --------------------------------------------
         Richard W. Sabo, President

Date:  February 24, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard W. Sabo
         --------------------------------------------
         Richard W. Sabo, Principal Executive Officer

Date:  February 24, 2006

By:      /s/ Robert T. Kelly
         --------------------------------------------
         Robert T. Kelly, Principal Financial Officer

Date:  February 24, 2006